As filed with the Securities and Exchange Commission on April 10, 2015
1933 Act Registration No. 333-174367
1940 Act Registration No. 811-08517
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 11 /X/
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 425 /X/
Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)
Lincoln ChoicePlusSM Fusion
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Adam C. Ciongoli, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, IN 46801
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2015, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Lincoln ChoicePlusSM Fusion Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2015
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You will receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring a qualified contract. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions.
The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
(formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
AB VPS Small/Mid Cap Value Portfolio
(formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series
1

Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Large Cap Value Fund
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Core Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
(formerly LVIP BlackRock Emerging Markets RPM Fund)
LVIP BlackRock Equity Dividend Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend RPM Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP Clarion Global Real Estate Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Managed Volatility Fund
(formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund
(formerly LVIP Dimensional U.S. Equity RPM Fund)
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Conservative Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Conservative Fund)
LVIP Global Growth Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Growth Fund)
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
LVIP Ivy Mid Cap Growth Managed Volatility Fund
(formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
(formerly LVIP JPMorgan Mid Cap Value RPM Fund)
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Conservative Index Allocation Fund
LVIP SSgA Conservative Structured Allocation Fund
LVIP SSgA Developed International 150 Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
(formerly LVIP SSgA Global Tactical Allocation RPM Fund)
LVIP SSgA International Index Fund
LVIP SSgA Large Cap 100 Fund
LVIP SSgA Moderate Index Allocation Fund
LVIP SSgA Moderate Structured Allocation Fund
LVIP SSgA Moderately Aggressive Index Allocation Fund
LVIP SSgA Moderately Aggressive Structured Allocation Fund
LVIP SSgA S&P 500 Index Fund*
LVIP SSgA Small-Cap Index Fund
LVIP SSgA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Managed Volatility Fund
(formerly LVIP Templeton Growth RPM Fund)
LVIP UBS Large Cap Growth Managed Volatility Fund
(formerly LVIP UBS Large Cap Growth RPM Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
(formerly LVIP Capital Growth Fund)
LVIP Wellington Mid-Cap Value Fund
(formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Utilities Series
* The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
2

3

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, the Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity® Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
4

Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payout Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln SmartSecurity® Advantage.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Premium Based Charge—An annual charge that applies to all Purchase Payments to your contract and is payable each year for seven years, deducted quarterly.
Premium Based Charge Period—The period of time in which the Premium Based Charge will be deducted. For each Purchase Payment, the Premium Based Charge will be deducted quarterly for a total of seven years after the date that the Purchase Payment is paid into the contract.
Premium Based Charge Free Amount—An amount you may withdraw from your contract in which we will not deduct a portion of the remaining Premium Based Charge from your contract value.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a registered representative under contract with us:
•	Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us).
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
5

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Premium Based Charge (as a percentage of Purchase Payments):[1,2]	4.90%
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[3]	1.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The Premium Based Charge is payable for seven years and is deducted quarterly (0.1750%). We will deduct this charge beginning on the first quarterly contract anniversary after the purchase payment is paid into the contract, continuing for a total of 28 quarterly contract anniversaries. The charge reflected is the maximum charge rate. The Premium Based Charge rate may decrease as total purchase payments increase. See Charges and Other Deductions - Premium Based Charge for further information.
[2]	If you surrender the contract, the total remaining Premium Based Charge (if any) will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium Based Charge will be deducted from your contract value at the time of the withdrawal. See Charges and Other Deductions - Premium Based Charge for further information.
[3]	There is a surrender charge associated with each Purchase Payment. The surrender charge percentage is in effect until the first contract anniversary of any Purchase Payment. After the first anniversary of a Purchase Payment, the surrender charge is reduced to zero. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

TABLE A
Annual Account Fee:[1]	$50

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Account Value Death Benefit
Mortality and Expense Risk Charge	0.70%
Administrative Charge	0.10%
Total Separate Account Expenses	0.80%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	0.75%
Administrative Charge	0.10%
Total Separate Account Expenses	0.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.00%
Administrative Charge	0.10%
Total Separate Account Expenses	1.10%

6

Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.10%
Total Separate Account Expenses	1.30%

Optional Living Benefit Rider Charges:[3]	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[4,5]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln SmartSecurity® Advantage:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
[1]	The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.
[2]	The mortality and expense risk charge and administrative charge together are 0.80% on and after the Annuity Commencement Date.
[3]	You may not have more than one Living Benefit Rider on your contract.
[4]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.
[5]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[6]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract value at the time of election), as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for further information. This rider is no longer available for purchase.

TABLE B
Annual Account Fee:[1]	$50

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Account Value Death Benefit	1.20%
Guarantee of Principal Death Benefit	1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.50%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[3,4]	Single Life	Joint Life
Account Value Death Benefit
Guaranteed Maximum Charge	3.20%	3.20%
Current Charge	1.85%	2.05%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.25%	3.25%
Current Charge	1.90%	2.10%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.50%	3.50%
Current Charge	2.15%	2.35%
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[1]	The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge is reduced to 1.20% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.20%. See Charges and Other Deductions – i4LIFE® Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[4]	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

TABLE C
Annual Account Fee:[1]		$50

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):	Single Life	Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Account Value Death Benefit	0.80%	0.80%
Guarantee of Principal Death Benefit	0.85%	0.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.10%	1.10%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[2]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0. The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.46%	2.03%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.46%	1.88%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.
The following table shows the expenses charged by each fund for the year ended December 31, 2014:
(as a percentage of each fund’s average net assets):
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	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
AB VPS Global Thematic Growth Portfolio - Class B	0.75%		0.25%		0.26%		0.00%		1.26%	0.00%	1.26%
AB VPS Small/Mid Cap Value Portfolio - Class B	0.75%		0.25%		0.07%		0.00%		1.07%	0.00%	1.07%
American Funds Global Growth Fund - Class 2	0.52%		0.25%		0.03%		0.00%		0.80%	0.00%	0.80%
American Funds Global Small Capitalization Fund - Class 2	0.70%		0.25%		0.04%		0.00%		0.99%	0.00%	0.99%
American Funds Growth Fund - Class 2	0.33%		0.25%		0.02%		0.00%		0.60%	0.00%	0.60%
American Funds Growth-Income Fund - Class 2	0.27%		0.25%		0.02%		0.00%		0.54%	0.00%	0.54%
American Funds International Fund - Class 2	0.50%		0.25%		0.04%		0.00%		0.79%	0.00%	0.79%
BlackRock Global Allocation V.I. Fund - Class III (1)	0.62%		0.25%		0.24%		0.00%		1.11%	-0.13%	0.98%
ClearBridge Variable Mid Cap Core Portfolio - Class II	0.75%		0.25%		0.10%		0.00%		1.10%	0.00%	1.10%
Delaware VIP® Diversified Income Series - Service Class(2)	0.58%		0.30%		0.09%		0.00%		0.97%	-0.05%	0.92%
Delaware VIP® Emerging Markets Series - Service Class(2)	1.24%		0.30%		0.14%		0.00%		1.68%	-0.05%	1.63%
Delaware VIP® Limited-Term Diversified Income Series - Service Class(2)	0.48%		0.30%		0.08%		0.00%		0.86%	-0.05%	0.81%
Delaware VIP® REIT Series - Service Class(2)	0.75%		0.30%		0.09%		0.00%		1.14%	-0.05%	1.09%
Delaware VIP® Small Cap Value Series - Service Class(2)	0.72%		0.30%		0.08%		0.00%		1.10%	-0.05%	1.05%
Delaware VIP® Smid Cap Growth Series - Service Class(3)	0.74%		0.30%		0.09%		0.00%		1.13%	-0.05%	1.08%
Delaware VIP® U.S. Growth Series - Service Class(2)	0.65%		0.30%		0.09%		0.00%		1.04%	-0.05%	0.99%
Delaware VIP® Value Series - Service Class (2)	0.63%		0.30%		0.08%		0.00%		1.01%	-0.05%	0.96%
Deutsche Alternative Asset Allocation VIP Portfolio - Class B(4)	0.34%		0.25%		0.27%		1.17%		2.03%	-0.15%	1.88%
Fidelity® VIP Contrafund® Portfolio - Service Class 2	0.55%		0.25%		0.08%		0.00%		0.88%	0.00%	0.88%
Fidelity® VIP Growth Portfolio - Service Class 2	0.55%		0.25%		0.10%		0.00%		0.90%	0.00%	0.90%
Fidelity® VIP Mid Cap Portfolio - Service Class 2	0.55%		0.25%		0.08%		0.00%		0.88%	0.00%	0.88%
Franklin Income VIP Fund - Class 2(5)	0.45%		0.25%		0.02%		0.00%		0.72%	0.00%	0.72%
Franklin Mutual Shares VIP Fund - Class 2(6)	0.68%		0.25%		0.05%		0.00%		0.98%	0.00%	0.98%
Goldman Sachs VIT Large Cap Value Fund - Service Shares(7)	0.74%		0.25%		0.06%		0.00%		1.05%	-0.05%	1.00%
Invesco V.I. International Growth Fund - Series II Shares(8)	0.71%		0.25%		0.31%		0.01%		1.28%	-0.01%	1.27%
LVIP Baron Growth Opportunities Fund - Service Class(9)	1.00%		0.25%		0.05%		0.00%		1.30%	-0.04%	1.26%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class(10)	0.55%		0.25%		0.21%		0.05%		1.06%	-0.05%	1.01%
LVIP BlackRock Equity Dividend Managed Volatility Fund - Service Class(11)	0.73%		0.25%		0.08%		0.00%		1.06%	-0.09%	0.97%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(12)	0.42%		0.25%		0.04%		0.01%		0.72%	0.00%	0.72%
LVIP Clarion Global Real Estate Fund - Service Class(13)	0.68%		0.25%		0.05%		0.00%		0.98%	0.00%	0.98%
LVIP Delaware Bond Fund - Service Class	0.31%		0.35%		0.04%		0.00%		0.70%	0.00%	0.70%
LVIP Delaware Diversified Floating Rate Fund - Service Class	0.57%		0.25%		0.05%		0.00%		0.87%	0.00%	0.87%
LVIP Delaware Social Awareness Fund - Service Class	0.37%		0.35%		0.05%		0.00%		0.77%	0.00%	0.77%
LVIP Delaware Special Opportunities Fund - Service Class	0.38%		0.35%		0.05%		0.00%		0.78%	0.00%	0.78%
LVIP Dimensional International Core Equity Managed Volatility Fund - Service Class(14)	0.25%		0.25%		0.08%		0.65%		1.23%	-0.20%	1.03%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund - Service Class(15)	0.25%		0.25%		0.06%		0.47%		1.03%	-0.20%	0.83%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(16)	0.25%		0.25%		0.04%		0.16%		0.70%	-0.05%	0.65%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class(17)	0.25%		0.25%		0.02%		0.41%		0.93%	0.00%	0.93%
LVIP Global Growth Allocation Managed Risk Fund - Service Class(17)	0.25%		0.25%		0.01%		0.40%		0.91%	0.00%	0.91%
LVIP Global Income Fund - Service Class(18)	0.65%		0.25%		0.06%		0.00%		0.96%	-0.07%	0.89%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class(19)	0.25%		0.25%		0.02%		0.42%		0.94%	0.00%	0.94%
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	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP Ivy Mid Cap Growth Managed Volatility Fund - Service Class(20)	0.78%		0.25%		0.08%		0.01%		1.12%	-0.07%	1.05%
LVIP JPMorgan High Yield Fund - Service Class(21)	0.64%		0.25%		0.06%		0.00%		0.95%	-0.03%	0.92%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund - Service Class(22)	0.76%		0.25%		0.08%		0.01%		1.10%	-0.03%	1.07%
LVIP MFS International Growth Fund - Service Class(23)	0.83%		0.25%		0.06%		0.00%		1.14%	-0.10%	1.04%
LVIP MFS Value Fund - Service Class(13)	0.61%		0.25%		0.04%		0.00%		0.90%	0.00%	0.90%
LVIP Mondrian International Value Fund - Service Class	0.67%		0.25%		0.06%		0.00%		0.98%	0.00%	0.98%
LVIP Money Market Fund - Service Class	0.37%		0.25%		0.04%		0.00%		0.66%	0.00%	0.66%
LVIP PIMCO Low Duration Bond Fund - Service Class	0.50%		0.25%		0.07%		0.00%		0.82%	0.00%	0.82%
LVIP SSgA Bond Index Fund - Service Class(24)	0.40%		0.25%		0.05%		0.00%		0.70%	-0.12%	0.58%
LVIP SSgA Conservative Index Allocation Fund - Service Class(25)	0.25%		0.25%		0.09%		0.30%		0.89%	-0.14%	0.75%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(26)	0.25%		0.25%		0.04%		0.32%		0.86%	-0.10%	0.76%
LVIP SSgA Developed International 150 Fund - Service Class(13)	0.33%		0.25%		0.05%		0.00%		0.63%	0.00%	0.63%
LVIP SSgA Emerging Markets 100 Fund - Service Class(13)	0.34%		0.25%		0.10%		0.00%		0.69%	0.00%	0.69%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund - Service Class(27)	0.40%		0.25%		0.04%		0.29%		0.98%	-0.10%	0.88%
LVIP SSgA International Index Fund - Service Class(28)	0.40%		0.25%		0.08%		0.00%		0.73%	-0.07%	0.66%
LVIP SSgA Large Cap 100 Fund - Service Class(13)	0.31%		0.25%		0.03%		0.00%		0.59%	0.00%	0.59%
LVIP SSgA Moderate Index Allocation Fund - Service Class(29)	0.25%		0.25%		0.04%		0.30%		0.84%	-0.10%	0.74%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(30)	0.25%		0.25%		0.02%		0.33%		0.85%	-0.10%	0.75%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(31)	0.25%		0.25%		0.04%		0.30%		0.84%	-0.10%	0.74%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service Class(32)	0.25%		0.25%		0.03%		0.34%		0.87%	-0.10%	0.77%
LVIP SSgA S&P 500 Index Fund - Service Class	0.17%		0.25%		0.04%		0.00%		0.46%	0.00%	0.46%
LVIP SSgA Small-Cap Index Fund - Service Class	0.32%		0.25%		0.05%		0.00%		0.62%	0.00%	0.62%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(13)	0.35%		0.25%		0.06%		0.00%		0.66%	0.00%	0.66%
LVIP T. Rowe Price Growth Stock Fund - Service Class	0.70%		0.25%		0.06%		0.00%		1.01%	0.00%	1.01%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	0.71%		0.25%		0.05%		0.00%		1.01%	0.00%	1.01%
LVIP Templeton Growth Managed Volatility Fund - Service Class(33)	0.67%		0.25%		0.08%		0.01%		1.01%	0.00%	1.01%
LVIP UBS Large Cap Growth Managed Volatility Fund - Service Class(34)	0.75%		0.25%		0.08%		0.00%		1.08%	-0.11%	0.97%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(35)	0.25%		0.25%		0.05%		0.10%		0.65%	-0.05%	0.60%
LVIP Vanguard International Equity ETF Fund - Service Class(35)	0.25%		0.25%		0.08%		0.17%		0.75%	-0.05%	0.70%
LVIP Wellington Capital Growth Fund - Service Class	0.69%		0.25%		0.05%		0.00%		0.99%	0.00%	0.99%
LVIP Wellington Mid-Cap Value Fund - Service Class(36)	0.87%		0.25%		0.08%		0.00%		1.20%	-0.01%	1.19%
MFS® VIT Growth Series - Service Class	0.72%		0.25%		0.05%		0.00%		1.02%	0.00%	1.02%
MFS® VIT Utilities Series - Service Class	0.73%		0.25%		0.06%		0.00%		1.04%	0.00%	1.04%
Templeton Global Bond VIP Fund - Class 2 (5)	0.46%		0.25%		0.05%		0.00%		0.76%	0.00%	0.76%
(1)	As described in the “Management of the Funds” section of the Fund's prospectus, Blackrock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. Blackrock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to .07% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(2)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2015 to April 29, 2016.
(3)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily
10

net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2015 through April 29, 2016 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract). These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(4)	Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.71% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.17%). The agreement may be terminated with the consent of the fund's Board.
(5)	The Fund administration fee is paid indirectly through the management fee.
(6)	The Fund administration fee is paid indirectly through the management fee. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund's investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the fund's prospectus. Total annual fund operating expenses are not affected by such bundling.
(7)	“The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.72% of the Fund’s average daily net assets; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
(8)	Invesco Advisers, Inc. (”Invesco or the Adviser“) has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term.
(9)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund's average daily net assets; 0.05% on the next $250 million of the Fund's average daily net assets; 0.10% on the next $250 million of the Fund's average daily net assets; and 0.15% in excess of $750 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(10)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(11)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% on the first $250 million of the Fund’s average daily net assets; 0.10% on the next $500 million of the Fund’s average daily net assets; 0.13% on the next $250 million of the Fund’s average daily net assets; and 0.155% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(12)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(13)	The Management Fee was restated to reflect the current fee of the Fund.
(14)	AFFE is based on estimated amounts for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.20% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(15)	AFFE is based on estimated amounts for the current fiscal year. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.20% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(16)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(17)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(18)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(19)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(20)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $25 million of the Fund’s average daily net assets; 0.10% on the next $50 million of the Fund’s average daily net assets; 0.05% on the next $225 million of the Fund’s average daily net assets; 0.07% on the next $300 million of the Fund’s average daily net assets; and 0.10% on the next $200 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(21)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the
11

Fund’s average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(22)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the first $60 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(23)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(24)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund's average daily net assets; 0.12% on the next $1.5 billion of the Fund's average daily net assets and 0.15% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(25)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(26)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(27)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(28)	The Fee Waiver was restated to reflect the current fee waiver of the Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund’s average daily net assets; 0.05% on the next $500 million of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(29)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(30)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(31)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(32)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(33)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(34)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $100 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(35)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(36)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the first $25 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
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For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE® Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,150	$2,147	$3,215	$5,774
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$630	$1,867	$3,075	$5,774
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,132	$2,134	$3,261	$6,198
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$612	$1,854	$3,121	$6,198
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts – Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), will have more restrictive Investment Requirements. See The Contracts – Investment Requirements.
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What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a correlating underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
Each Purchase Payment will be subject to a Premium Based Charge that will be deducted quarterly for seven years after the Purchase Payment is received by us. If you surrender the contract, the total remaining Premium Based Charge will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium Based Charge will be deducted from your Contract Value at the time of the withdrawal.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 1.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, please see The Contracts – Purchase Payments section in this prospectus.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select.
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Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, the Contractowner may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without Guaranteed Income Benefit). Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased, unless your contract was issued prior to August 26, 2013. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased, unless your contract was issued prior to August 26, 2013. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements.
A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided a different Guaranteed Annual Income amount percentage and less restrictive Investment Requirements. This version is no longer available for purchase.
What is Lincoln SmartSecurity® Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted for subsequent Purchase Payments, step-ups, and withdrawals. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts – Lincoln SmartSecurity® Advantage. You cannot simultaneously elect Lincoln SmartSecurity® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. A Death Benefit and the ability to make withdrawals are available during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE® Advantage payout phase, based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
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What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to establish the Guaranteed Income Benefit (Managed Risk) at the time you terminate that rider to purchase i4LIFE® Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE® Advantage Guaranteed Income Benefit. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln SmartSecurity® Advantage. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts - Investment Requirements.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts – Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
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The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
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Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.46%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired
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investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
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Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Products Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Large Cap Value Fund (Service Shares): Long-term capital appreciation.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Service Class): Capital appreciation.(4) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
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•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Service Class)(1): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Service Class): Long-term capital growth.(4) (formerly LVIP Templeton Growth RPM Fund)
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4) (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
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MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Utilities Series (Service Class): Total return.
1	Investments in Delaware Investments VIP Series or LVIP Delaware Funds managed by Delaware Management Company, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds, the repayment of capital from the Series or Funds, or any particular rate of return. In addition, performance is not guaranteed with respect to any of the other funds offered under the contract.
2	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
3	The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets.
4	The fund employs hedging strategies designed to reduce overall portfolio volatility.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
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•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge; or for waivers of the Premium Based Charge;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the Premium Based Charge or surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit Rider (EEB)	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	1.20%	1.00%	0.75%	0.70%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	1.30%	1.10%	0.85%	0.80%
Premium Based Charge
We will deduct a charge based upon a percentage of your Purchase Payments. This is called a Premium Based Charge. The Premium Based Charge is paid to us to compensate us for the expenses we incur for contract distribution when Contractowners surrender or withdraw before distribution costs have been recovered. Each Purchase Payment is subject to its own Premium Based Charge that will
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be deducted quarterly for seven years after the Purchase Payment is received by us (referred to as the Premium Based Charge Period). The Premium Based Charge rate for new Purchase Payments decreases as the total amount of Purchase Payments increase. The charge for each Purchase Payment is determined by multiplying the Purchase Payment by the applicable Premium Based Charge rate, shown in the table below.
Total Purchase Payment	Premium Based Charge Rate Per Quarter	Total Premium Based Charge Rate
Less than $50,000	0.1750%	4.90%
50,000 - <100,000	0.1600%	4.48%
100,000 - <250,000	0.1250%	3.50%
250,000 - <500,000	0.0875%	2.45%
500,000 - <1,000,000	0.0625%	1.75%
1,000,000 +	0.0375%	1.05%
For example, if you make an initial Purchase Payment of $25,000, on the quarterly anniversary, the Premium Based Charge rate will be based on a total Purchase Payment amount of $25,000 (0.1750%). For each new Purchase Payment allocated to the contract, the Premium Based Charge rate is based on the sum of all Purchase Payments previously received, including the newest Purchase Payment. For example, assuming your initial Purchase Payment of $25,000, you make a subsequent Purchase Payment of $25,000; the quarterly Premium Based Charge rate for the subsequent Purchase Payment will be based on your total Purchase Payments of $50,000 (0.16%). A Premium Based Charge rate for any Purchase Payment will not be reduced by new Purchase Payments.
The Premium Based Charge is deducted from the Subaccounts and the fixed account (if allowed by your state) in which there is Contract Value on the date the Premium Based Charge is due. The following example shows how the Premium Based Charge is applied to Purchase Payments:
1/1/2013 Initial Purchase Payment made	$25,000
3/31/2013 Premium Based Charge percentage on the quarterly anniversary	0.1750%
3/31/2013 Premium Based Charge amount on the quarterly anniversary	$43.75
Total Premium Based Charge due on the $25,000 Purchase Payment (deducted over 28 quarters)	$1,225
6/30/2013 Premium Based Charge amount on the quarterly anniversary	$43.75
7/1/2013 Second Purchase Payment made	$50,000
9/30/2013 Premium Based Charge percentage for second Purchase Payment on the quarterly anniversary	0.1600%
9/30/2013 Premium Based Charge amount for the second Purchase Payment on the quarterly anniversary	$80.00
Total Premium Based Charge due on the $50,000 Purchase Payment (deducted over 28 quarters)	$2,240
9/30/2013 Total Premium Based Charge on the third quarterly anniversary (first Purchase Payment: $43.75; second Purchase Payment: $80.00)	$123.75
We will also deduct the Premium Based Charge on surrenders and withdrawals for Purchase Payments that remain within the Premium Based Charge Period. If you surrender the contract, total remaining Premium Based Charge (if any) will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium Based Charge will be deducted from your Contract Value at the time of the withdrawal. Withdrawals equal to or below the Premium Based Charge Free Amount will not be subject to this deduction. Withdrawals and surrenders may also be subject to a surrender charge (see Charges and Other Deductions – Surrender Charge). The total surrender charge and Premium Based Charge may not exceed 9% of your total Purchase Payments.
Prior to the seventh contract anniversary, the Premium Based Charge Free Amount equals 10% of the greater of the total Purchase Payments or the current Contract Value. After the seventh contract anniversary, the Premium Based Charge Free Amount equals the greatest of (i) 10% of total Purchase Payments, (ii) 10% of current Contract Value, or (iii) the sum of all Purchase Payments outside of the Premium Based Charge Period (reduced by withdrawals on a first in-first out basis), plus investment gains.
For withdrawals in excess of the Premium Based Charge Free Amount:
Prior to the seventh contract anniversary, the portion of the total remaining Premium Based Charge deducted upon a withdrawal is calculated by:
a)	dividing the amount of the withdrawal above the Premium Based Charge Free Amount by:
b)	an amount equal to the total Purchase Payments minus the total amount of all prior withdrawals taken above the Premium Based Charge Free Amount;
c)	then multiplied by the remaining Premium Based Charge for all Purchase Payments.
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On or after the seventh contract anniversary, the portion of the total remaining Premium Based Charge deducted upon a withdrawal is calculated by:
a)	dividing the amount of the withdrawal above the Premium Based Charge Free Amount by:
b)	the total amount of all Purchase Payments subject to a Premium Based Charge;
c)	then multiplied by the remaining Premium Based Charge for all Purchase Payments.
Since a portion of the total remaining Premium Based Charge amount due will be deducted early (due to the withdrawal above the Premium Based Charge Free Amount), this will reduce the dollar amount of the Premium Based Charge that is assessed quarterly going forward for the remainder of the Premium Based Charge period.
The following example shows how we calculate the portion of the total remaining Premium Based Charge upon a withdrawal. Continuing from the following example:
7/1/2014 Total Purchase Payments	$75,000
7/1/2014 Current Account Value	$80,000
7/1/2014 Withdrawal	$20,000
7/1/2014 Premium Based Charge Free Amount (10% of greater of total Purchase Payments ($75,000) and Contract Value ($80,000)	$8,000
7/1/2014 Amount of withdrawal above Premium Based Charge Free Amount ($20,000-$8,000)	$12,000
7/1/2014 Total uncollected Premium Based Charge ($1,225 Premium Based Charge for initial Purchase Payment (less six quarterly Premium Based Charge deductions of $43.75 ($262.50)) + $2,240.00 Premium Based Charge for the second Purchase Payment (less four quarterly Premium Based Charge deductions of $80.00 ($320.00))	$2,882.50
7/1/2014 Portion of Premium Based Charge deduction attributable to withdrawal (Amount of withdrawal above Premium Based Charge Free Amount, divided by an amount equal to the sum of Purchase Payments within Premium Based Charge period minus the total of all prior withdrawals above Premium Based Charge Free Amount, then multiplied by the total uncollected Premium Based Charge ($12,000 / $75,000) * $2,882.50	$461.20
After the deduction of $461.20 from the Contract Value, the remaining quarterly Premium Based Charge deduction for each Purchase Payment will be reduced as follows:
7/1/2014 Recalculated Premium Based Charge Amount for first Purchase Payment (deducted for 22 more quarters). Current quarterly Premium Based Charge Amount multiplied by an amount equal to 1 - the amount of the withdrawal above Premium Based Charge Free Amount divided by the sum of Purchase Payments within Premium Based Charge period, minus the total of all prior withdrawals above the Premium Based Charge Free Amount [$43.75 (1 - $12,000/$75,000)]	$36.75
7/1/2014 Recalculated Premium Based Charge Amount for second Purchase Payment (deducted for 24 more quarters)	$67.20
Continuing from the previous example, the next example illustrates the Premium Based Charge due if the contract is surrendered on 9/30/2014.
9/30/2014 Current Contract Value	$62,000
9/30/2014 Total uncollected Premium Based Charge due. $808.50 ($36.75 * 22 quarters) Premium Based Charge Amount due for the first Purchase Payment, plus $1,612.80 ($67.20 * 24 quarters) Premium Based Charge Amount due for the second Purchase Payment)	$2,421.30
9/30/2014 Surrender value ($62,000 - $2,421.30)	$59,578.70
The deduction of the Premium Based Charge associated with a withdrawal above the Premium Based Charge Free Amount does not apply to:
•	Withdrawals equal to or below the Premium Based Charge Free Amount;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the i4LIFE® Advantage Guaranteed Income Benefits;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage, or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0;
•	Any portion of the Contract Value that is annuitized.
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the original
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Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the original Contractowner that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the original Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
•	A surrender or withdrawal as a result of the death of the owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant, unless a surviving spouse assumes ownership.
The Premium Based Charge does not apply:
•	Beyond the 28th quarterly contract anniversary of any Purchase Payment;
•	On or after the Annuity Commencement Date; or
•	To a surrender or withdrawal as a result of the death of the owner or Annuitant (unless the surviving spouse assumes ownership of the contract as a result of the death of the original owner);
•	To contracts issued to Selling Group Individuals.
If you intend to make additional Purchase Payments within 90 days from the date you purchase the contract, you might be able to lower the Premium Based Charge you pay by indicating at the time of application, the total amount of Purchase Payments you intend to make in the 90 days from the date you purchase your contract. On the date you purchase your contract, we will determine your Premium Based Charge rate based on the total amount you plan to invest over the following 90 days (rather than on the amount of the actual Purchase Payment), if that Premium Based Charge is less than the Premium Based Charge based on your initial Purchase Payment. For example, if your initial Purchase Payment is $90,000, and you have indicated your intent to invest an additional $10,000 during the next 90 days (for total Purchase Payments equal to $100,000), the Premium Based Charge will be calculated based on the assumed $100,000 investment (which qualifies for a quarterly Premium Based Charge of 0.1250%) instead of your actual initial Purchase Payment of $90,000 (which qualifies for a quarterly Premium Based Charge of 0.1600%) and a quarterly charge of 0.1250% for the $10,000 Purchase Payment. If you do not make the amount of Purchase Payments stated at the time of application during the 90 day period, we will recalculate the Premium Based Charge based on the actual amount of Purchase Payments we received in the 90 day period. We reserve the right to discontinue this option at any time after providing notice to you.
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of years since Purchase Payment was invested
	0	1
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	1%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the first year after the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 10% of the greater of total Purchase Payments or the current Contract Value. The free amount does not apply upon surrender of the contract;
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the original Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
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•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the i4LIFE® Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
•	A surrender of a contract or withdrawal of Contract Value from contracts issued to Selling Group Individuals;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the original Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the original Contractowner that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage, or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the first anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
3.	On or after the first anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $50 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $50 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
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The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary, the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.
The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.
Lincoln SmartSecurity® Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The rider charge is currently equal to an annual rate of:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage, single life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
2.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts – Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under Lincoln SmartSecurity® Advantage, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed
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Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual rate of the i4LIFE® Advantage charge during the Access Period is: 1.20% for the i4LIFE® Advantage Account Value Death Benefit; 1.25% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 1.50% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.20%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0.
i4LIFE® Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (single life option), which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.85% for the i4LIFE® Advantage Account Value Death Benefit; 1.90% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.15% for the i4LIFE® Advantage EGMDB.
If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.05% for the i4LIFE® Advantage Account Value Death Benefit; 2.10% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE® Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% of the Account Value. If we automatically administer the step-up for you and your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
Currently, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 . If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you may carry over certain features of that rider to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0, you may carry over certain features of that rider to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4).
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For all such elections, this charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) discussion below applies to Lincoln Lifetime IncomeSM Advantage 2.0 unless otherwise indicated.
For Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The current initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.10% for the EGMDB, 0.85% for the Guarantee of Principal Death Benefit and 0.80% for the Account Value Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge that was in effect at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)
1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($125,000 * 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is assessed against the Income Base since it is larger than the Account Value	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% * $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime
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IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.)
Continuing the above example:
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 0.80% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
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The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
Since you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum for Selling Group Individuals is $1,500. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further
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restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable account are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
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2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe
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are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every
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potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The owner on the date of issue will be the person or entity designated in the contract specifications. The owner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on
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contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS) and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that
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DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Premium Based Charge deductions, surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
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If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.
The Guarantee of Principal Death Benefit may be discontinued by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	The current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)); or
•	The highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	The current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM
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Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)); or
•	The highest Contract Value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	The current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.
The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
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The EEB rider may not be available in all states. Please check with your registered representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE® Advantage.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date, or if you elect i4LIFE® Advantage. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
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Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. Currently, if you purchase i4LIFE® Advantage without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue, or add it to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
You can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing
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date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment Requirements.
Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1
Investments must be at least 20% (30% for riders elected prior to January 20, 2015 (of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect) (subject to state approval)	Group 2
Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect) (subject to state approval)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional / Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund	LVIP BlackRock Equity Dividend Managed Volatility Fund
LVIP Dimensional International Core Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Volatility Fund
LVIP Ivy Mid Cap Growth Managed Volatility Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
LVIP Templeton Growth Managed Volatility Fund
LVIP UBS Large Cap Growth Managed Volatility Fund	LVIP BlackRock Emerging Markets Managed Volatility Fund
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccount listed below. If you allocate less than 100% of Contract Value or Account Value to or among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional / Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
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•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Global Tactical Allocation Managed Risk Fund
Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund	Any of the Subaccounts offered under the contract, except for funds in Groups 1 and 3 and the fixed account.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The ClearBridge Variable Mid Cap Core Portfolio and Templeton Global Bond VIP Fund are not available with these riders. The fixed account is only available for dollar cost averaging.
As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	BlackRock Global Allocation VI Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSgA Conservative Index Allocation Fund
•	LVIP SSgA Conservative Structured Allocation Fund
•	LVIP SSgA Moderate Index Allocation Fund
•	LVIP SSgA Moderate Structured Allocation Fund
•	LVIP SSgA Moderately Aggressive Index Allocation Fund
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Benefit 2.0, and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (i4LIFE® Advantage with or without the Guaranteed Income Benefit). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
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The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
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Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE® Advantage, which is an Annuity Payout option. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.
If your Lincoln Lifetime IncomeSM Advantage 2.0 rider was purchased prior to May 21, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.
If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements for other Living Benefit Riders.
In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
If you elect this rider at contract issue, it will be effective on the contract’s effective date. For contracts issued prior to August 26, 2013, if you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the
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contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including Premium Based Charges and/or surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
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Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
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Guaranteed Annual Income Percentages by Ages for rider elections on or after May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Premium Based Charge deductions and surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option) elected on or after May 20, 2013, on the rider’s effective date, and makes an initial Purchase Payment of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
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Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, and/or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.
Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
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Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
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Premium Based Charge deductions and surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to Premium Based Charge deductions and/or surrender charges unless one of the waivers of the Premium Based Charge deductions upon withdrawals and/or surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to deductions of the Premium Based Charge and surrender charges. See the Premium Based Charge and Surrender Charge sections under Charges and Other Deductions for more information.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to Premium Based Charge deductions or surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new
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Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida who elect their rider on or after January 20, 2015, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person’s age and the selected length of the
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Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000
c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportional reduction of Excess Withdrawal. Total reduction = $10,067.
c) $150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875]. The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below.
With Lincoln SmartSecurity® Advantage, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With Lincoln SmartSecurity® Advantage, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With Lincoln SmartSecurity® Advantage single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
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If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
If the benefit was elected at contract issue, then the rider was effective on the contract’s effective date. If the benefit was elected after the contract was issued, the rider was effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000 for Lincoln SmartSecurity® Advantage. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under Lincoln SmartSecurity® Advantage, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Premium Based Charges and/or surrender charges), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in Lincoln SmartSecurity® Advantage, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.
Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount.
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In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is 5% of the Guaranteed Amount.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount is $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	5% of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal Amount are not subject to Premium Based Charge deductions, surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account if applicable. Withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	5% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	5% of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
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The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to a Premium Based Charge deduction, surrender charges (to the extent that total withdrawals exceed the Premium Based Charge Free Amount and/or the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased Lincoln SmartSecurity® Advantage single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
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If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 5% Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life under Lincoln SmartSecurity® Advantage single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under Lincoln SmartSecurity® Advantage joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups will apply to the spouse as the new Contractowner.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under Lincoln SmartSecurity® Advantage will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is
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assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect for new purchasers of i4LIFE® Advantage at the time of the i4LIFE® Advantage election. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available for purchasers of Lincoln SmartSecurity® Advantage. Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts – Living Benefit Riders – i4LIFE® Advantage.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the
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Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the option is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 for nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when
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the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime
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Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Total i4LIFE® Regular Income Payment	$25,000
Additional Withdrawal	$15,000	($15,000/$150,000=10% withdrawal)
Account Value at the time of Additional Withdrawal	$150,000
Death Benefit Value after i4LIFE® Regular Income Payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500
The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
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During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the Account Value. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
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Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information. All of the other terms and conditions of i4LIFE® Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE® Advantage Guaranteed Income Benefit (Annuity Payout rider).
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to terminate that rider to purchase i4LIFE® Advantage is guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Guaranteed Income Benefit (Managed Risk). Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable tables below for
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riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity® Advantage purchasers.)
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
*	Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
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The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit (Managed Risk) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit (Managed Risk) for i4LIFE® Advantage elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2014 Initial Guaranteed Income Benefit (4% times $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
At the time of a step-up of the Guaranteed Income Benefit the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
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Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider.
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that on the date that i4LIFE® Advantage Guaranteed Income Benefit is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner’s age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years or the difference between your age (nearest birthday) and age 100 (age 90 for purchasers of i4LIFE® Advantage with Guaranteed Income Benefit prior to May 21, 2012) . The minimum Access Period required for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 21, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available for this benefit is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
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If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE® Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payments will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) and nonqualified annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Guaranteed Income Benefit (Managed Risk) is the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable Premium Based Charges and/or surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before Withdrawal	$1,200
Guaranteed Income Benefit before Withdrawal	$900
Account Value at time of Additional Withdrawal	$150,000
Additional Withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for Withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable Premium Based Charges and/or surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE® Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE® Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners
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with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Guaranteed Amount Annuity Payout Option or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
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General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
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ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable Premium Based Charges and/or surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or
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transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B +K)[n]
where:
A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
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Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. While this contract is only sold by a limited number of broker-dealers, we do make payments to other broker-dealers for the sale of other contracts. The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us (”Selling Firms“). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) ”preferred product“ treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or
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lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain ”wholesalers“, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
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Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
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•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
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Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
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Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Federal Penalty Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract a is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is
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unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which
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we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
80

After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
81

Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Lincoln ChoicePlusSM Fusion
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM Fusion.
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
82

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.805	10.432	2	N/A	N/A	N/A	9.582	10.493	1*
2013	N/A	N/A	N/A	10.432	12.684	5	10.414	11.635	3	10.493	12.796	1*
2014	N/A	N/A	N/A	12.684	13.148	8	11.635	12.092	7	12.796	13.304	1*
ABVPSF International Value(1)
2011	N/A	N/A	N/A	5.802	5.949	6	8.455	8.979	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	5.949	6.720	9	8.979	10.167	24	N/A	N/A	N/A
2013	N/A	N/A	N/A	6.720	7.410	8	10.167	11.221	24	N/A	N/A	N/A
ABVPSF Small/Mid Cap Value
2011	N/A	N/A	N/A	10.696	11.200	4	9.416	10.261	4	N/A	N/A	N/A
2012	20.522	21.627	1*	11.200	13.123	9	10.261	12.054	16	11.397	11.859	1*
2013	21.627	29.382	2	13.123	17.864	19	12.054	16.450	36	11.859	16.192	1*
2014	29.382	31.597	3	17.864	19.250	25	16.450	17.770	46	16.192	17.500	1*
American Funds Global Growth
2011	N/A	N/A	N/A	10.523	10.668	5	9.840	9.656	14	N/A	N/A	N/A
2012	15.159	17.563	1*	10.668	12.932	38	9.656	11.735	181	N/A	N/A	N/A
2013	17.563	22.395	6	12.932	16.523	96	11.735	15.030	268	N/A	N/A	N/A
2014	22.395	22.617	17	16.523	16.720	159	15.030	15.248	378	16.137	16.780	4
American Funds Global Small Capitalization
2011	21.840	21.608	1*	9.997	9.721	29	9.305	8.862	157	9.904	9.586	3
2012	21.608	25.206	7	9.721	11.363	333	8.862	10.384	1,824	9.586	11.239	16
2013	25.206	31.917	21	11.363	14.416	542	10.384	13.208	2,339	11.239	14.302	17
2014	31.917	32.173	42	14.416	14.561	791	13.208	13.374	2873	14.302	14.489	21
American Funds Growth
2011	N/A	N/A	N/A	9.908	10.106	12	9.793	9.806	72	N/A	N/A	N/A
2012	17.936	18.583	4	10.106	11.784	92	9.806	11.462	469	N/A	N/A	N/A
2013	18.583	23.865	8	11.784	15.163	246	11.462	14.786	590	13.317	16.617	1*
2014	23.865	25.561	20	15.163	16.273	350	14.786	15.909	797	16.617	17.887	4
American Funds Growth-Income
2011	13.686	13.994	3	9.527	9.661	77	10.203	10.286	330	10.834	10.777	5
2012	13.994	16.228	33	9.661	11.226	863	10.286	11.982	3,756	10.777	12.560	27
2013	16.228	21.385	90	11.226	14.822	1,427	11.982	15.861	4,708	12.560	16.634	28
2014	21.385	23.354	166	14.822	16.219	1917	15.861	17.399	5584	16.634	18.256	39
American Funds International
2011	18.813	18.842	1*	9.427	9.308	56	9.537	9.247	238	10.419	10.118	2
2012	18.842	21.929	15	9.308	10.855	599	9.247	10.811	3,003	10.118	11.835	24
2013	21.929	26.329	61	10.855	13.059	1,241	10.811	13.038	4,633	11.835	14.280	28
2014	26.329	25.300	134	13.059	12.573	1933	13.038	12.585	6034	14.280	13.791	40
BlackRock Global Allocation V.I.
2011	N/A	N/A	N/A	12.295	12.011	12	9.919	9.650	91	10.852	10.558	3
2012	12.851	12.969	18	12.011	13.063	47	9.650	10.522	542	10.558	11.518	15
2013	12.969	14.647	25	13.063	14.783	144	10.522	11.937	774	11.518	13.073	13
2014	14.647	14.737	61	14.783	14.904	246	11.937	12.064	1074	13.073	13.220	16
ClearBridge Variable Mid Cap Core
2014	10.248	10.563	1*	10.216	10.577	3	10.411	10.593	24	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Diversified Income
2011	15.655	15.758	3	14.472	14.515	28	10.018	10.078	159	10.808	10.886	2
2012	15.758	16.624	13	14.515	15.344	250	10.078	10.680	1,718	10.886	11.542	12
2013	16.624	16.176	10	15.344	14.960	315	10.680	10.439	2,295	11.542	11.287	26
2014	16.176	16.763	12	14.960	15.534	342	10.439	10.867	2378	11.287	11.755	27
Delaware VIP Emerging Markets
2011	N/A	N/A	N/A	9.489	9.353	5	9.386	9.078	35	N/A	N/A	N/A
2012	25.578	25.352	3	9.353	10.564	35	9.078	10.278	292	11.240	11.171	1*
2013	25.352	27.491	4	10.564	11.478	49	10.278	11.196	315	11.171	12.175	4
2014	27.491	24.894	6	11.478	10.414	73	11.196	10.184	350	12.175	11.080	7
Delaware VIP Limited-Term Diversified Income
2011	11.973	11.962	9	11.989	11.970	67	9.980	9.958	414	10.341	10.339	4
2012	11.962	12.106	39	11.970	12.138	900	9.958	10.123	5,391	10.339	10.515	36
2013	12.106	11.791	132	12.138	11.846	1,632	10.123	9.904	8,567	10.515	10.293	53
2014	11.791	11.807	266	11.846	11.885	2348	9.904	9.962	10498	10.293	10.358	67
Delaware VIP REIT
2011	N/A	N/A	N/A	9.527	10.358	1*	9.853	10.416	1*	N/A	N/A	N/A
2012	21.183	22.509	1*	10.358	11.946	8	10.416	12.043	25	13.158	14.022	1*
2013	22.509	22.645	1*	11.946	12.042	18	12.043	12.170	44	14.022	14.178	1*
2014	22.645	28.862	2	12.042	15.379	28	12.170	15.582	49	14.178	18.160	1*
Delaware VIP Small Cap Value
2011	N/A	N/A	N/A	11.150	11.397	2	10.669	10.796	20	N/A	N/A	N/A
2012	22.504	22.726	1*	11.397	12.809	20	10.796	12.164	166	12.806	12.938	1*
2013	22.726	29.874	2	12.809	16.871	31	12.164	16.061	168	12.938	17.093	3
2014	29.874	31.144	4	16.871	17.624	44	16.061	16.820	191	17.093	17.909	4
Delaware VIP Smid Cap Growth
2011	N/A	N/A	N/A	14.796	14.156	4	10.096	10.044	8	N/A	N/A	N/A
2012	20.152	21.058	2	14.156	15.501	26	10.044	11.025	86	14.834	14.362	1*
2013	21.058	29.303	2	15.501	21.613	29	11.025	15.411	92	14.362	20.086	1*
2014	29.303	29.755	4	21.613	21.991	35	15.411	15.720	104	20.086	20.498	1*
Delaware VIP U.S. Growth
2011	13.454	13.949	1*	11.561	11.555	29	10.138	10.401	152	12.208	12.238	1*
2012	13.949	15.966	13	11.555	13.251	317	10.401	11.958	1,766	12.238	14.078	15
2013	15.966	21.188	38	13.251	17.621	511	11.958	15.941	2,230	14.078	18.776	15
2014	21.188	23.526	68	17.621	19.604	701	15.941	17.780	2538	18.776	20.952	17
Delaware VIP Value
2011	N/A	N/A	N/A	9.812	10.097	3	10.039	11.006	4	N/A	N/A	N/A
2012	16.288	17.606	3	10.097	11.429	13	11.006	12.489	21	N/A	N/A	N/A
2013	17.606	23.178	3	11.429	15.076	6	12.489	16.516	29	N/A	N/A	N/A
2014	23.178	26.014	5	15.076	16.954	15	16.516	18.620	45	N/A	N/A	N/A
Deutsche Alternative Asset Allocation VIP
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.858	10.539	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	13.262	13.200	3	10.539	10.529	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	13.200	13.478	1*	10.529	10.777	1*	N/A	N/A	N/A
Fidelity VIP Contrafund
2011	N/A	N/A	N/A	9.786	10.499	7	10.055	10.130	48	11.122	10.971	1*
2012	18.799	19.655	10	10.499	12.060	91	10.130	11.666	586	10.971	12.640	2
2013	19.655	25.406	12	12.060	15.621	137	11.666	15.148	667	12.640	16.421	13
2014	25.406	28.001	25	15.621	17.250	203	15.148	16.770	710	16.421	18.189	14

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.214	10.030	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.986	12.031	7	10.030	11.378	26	N/A	N/A	N/A
2013	N/A	N/A	N/A	12.031	16.183	14	11.378	15.343	24	N/A	N/A	N/A
2014	21.858	22.592	1*	16.183	17.769	17	15.343	16.888	48	N/A	N/A	N/A
Fidelity VIP Mid Cap
2011	N/A	N/A	N/A	11.220	11.136	5	9.823	9.571	39	11.049	10.490	1*
2012	15.025	15.200	6	11.136	12.619	46	9.571	10.872	370	10.490	11.922	2
2013	15.200	20.386	14	12.619	16.957	120	10.872	14.647	534	11.922	16.069	5
2014	20.386	21.336	28	16.957	17.783	211	14.647	15.399	682	16.069	16.903	7
Franklin Income VIP
2011	N/A	N/A	N/A	11.601	11.591	14	10.139	10.314	27	11.095	11.119	1*
2012	12.479	13.378	11	11.591	12.914	109	10.314	11.520	449	11.119	12.426	2
2013	13.378	15.047	20	12.914	14.554	222	11.520	13.015	637	12.426	14.046	9
2014	15.047	15.538	41	14.554	15.059	311	13.015	13.501	798	14.046	14.577	11
Franklin Mutual Shares VIP
2011	9.203	9.549	3	9.039	9.335	59	10.075	10.385	263	10.452	10.614	3
2012	9.549	10.769	37	9.335	10.548	626	10.385	11.764	2,809	10.614	12.029	23
2013	10.769	13.634	76	10.548	13.381	923	11.764	14.961	3,337	12.029	15.306	27
2014	13.634	14.416	151	13.381	14.177	1275	14.961	15.891	3826	15.306	16.265	30
Goldman Sachs VIT Large Cap Value
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.016	10.290	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	13.888	14.318	4	10.290	12.123	5	N/A	N/A	N/A
2013	17.563	18.638	1*	14.318	18.825	10	12.123	15.979	11	N/A	N/A	N/A
2014	18.638	20.717	2	18.825	20.967	13	15.979	17.842	27	N/A	N/A	N/A
Invesco V.I. International Growth
2014	27.056	26.554	1*	10.237	9.643	4	10.204	9.659	20	9.798	9.662	3
LVIP Baron Growth Opportunities
2011	N/A	N/A	N/A	12.437	12.183	3	9.810	10.228	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	12.183	14.248	10	10.228	11.992	10	N/A	N/A	N/A
2013	15.243	18.415	1*	14.248	19.738	9	11.992	16.654	16	N/A	N/A	N/A
2014	18.415	19.060	1*	19.738	20.470	12	16.654	17.315	21	19.205	20.344	1*
LVIP BlackRock Emerging Markets RPM
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.271	11.001	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.561	9.988	2	11.001	10.021	25	N/A	N/A	N/A
2014	N/A	N/A	N/A	9.988	9.371	5	10.021	9.426	32	N/A	N/A	N/A
LVIP BlackRock Equity Dividend RPM
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.413	11.806	4	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.552	12.284	22	11.806	13.804	105	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.284	12.541	23	13.804	14.129	150	14.357	14.980	1*
LVIP BlackRock Inflation Protected Bond
2011	11.229	11.174	2	11.254	11.210	15	10.172	10.078	18	11.225	11.265	1*
2012	11.174	11.718	6	11.210	11.780	82	10.078	10.617	314	11.265	11.873	1*
2013	11.718	10.575	5	11.780	10.652	123	10.617	9.625	602	11.873	10.769	6
2014	10.575	10.739	9	10.652	10.839	144	9.625	9.818	618	10.769	10.991	10
LVIP Capital Growth
2011	8.702	8.594	2	9.068	8.674	40	9.901	9.347	170	11.099	10.503	2
2012	8.594	10.075	17	8.674	10.189	438	9.347	11.007	2,074	10.503	12.375	17
2013	10.075	13.492	48	10.189	13.672	623	11.007	14.807	2,393	12.375	16.655	17
2014	13.492	14.796	60	13.672	15.023	657	14.807	16.310	2321	16.655	18.355	18
LVIP Clarion Global Real Estate
2011	N/A	N/A	N/A	6.403	6.724	3	9.215	9.479	1*	N/A	N/A	N/A
2012	7.243	8.180	2	6.724	8.273	5	9.479	11.692	26	N/A	N/A	N/A
2013	8.180	8.320	3	8.273	8.431	13	11.692	11.945	39	N/A	N/A	N/A
2014	8.320	9.330	4	8.431	9.473	16	11.945	13.455	41	14.712	15.042	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Small-Mid Cap Growth RPM
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.121	9.626	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.006	9.671	4	9.626	10.137	39	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.671	11.910	7	10.137	12.517	54	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.910	10.891	6	12.517	11.474	70	N/A	N/A	N/A
LVIP Delaware Bond
2011	13.268	13.371	8	13.478	13.567	107	10.062	10.103	763	10.903	10.984	6
2012	13.371	14.021	57	13.567	14.255	1,354	10.103	10.642	9,341	10.984	11.575	89
2013	14.021	13.474	179	14.255	13.727	2,385	10.642	10.273	14,226	11.575	11.179	124
2014	13.474	14.045	361	13.727	14.337	3337	10.273	10.757	16695	11.179	11.712	146
LVIP Delaware Diversified Floating Rate
2011	9.904	9.881	2	9.905	9.913	1*	9.972	9.954	6	9.947	9.961	1*
2012	9.881	10.139	2	9.913	10.193	32	9.954	10.261	163	9.961	10.274	1*
2013	10.139	10.059	3	10.193	10.132	126	10.261	10.225	541	10.274	10.243	5
2014	10.059	9.965	12	10.132	10.058	149	10.225	10.175	639	10.243	10.198	10
LVIP Delaware Social Awareness
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.184	10.286	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.286	11.716	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.716	15.708	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	15.457	17.256	1*	15.708	17.879	3	N/A	N/A	N/A
LVIP Delaware Special Opportunities
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.720	10.122	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.259	10.035	4	10.122	11.495	4	N/A	N/A	N/A
2013	12.759	13.058	1*	10.035	13.232	4	11.495	15.195	5	N/A	N/A	N/A
2014	13.058	13.824	1*	13.232	14.036	4	15.195	16.160	10	17.154	17.650	1*
LVIP Dimensional Non-U.S. Equity RPM
2011	N/A	N/A	N/A	8.827	8.326	3	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.326	9.757	1*	10.177	10.734	19	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.757	11.082	6	10.734	12.222	60	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.082	10.113	6	12.222	11.181	84	N/A	N/A	N/A
LVIP Dimensional U.S. Equity RPM
2011	N/A	N/A	N/A	9.538	9.385	2	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.385	10.871	1*	10.855	12.178	16	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.871	13.855	18	12.178	15.559	52	N/A	N/A	N/A
2014	N/A	N/A	N/A	13.855	14.311	18	15.559	16.112	64	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	10.350	10.376	9	10.085	10.121	8	10.338	10.396	3
2012	N/A	N/A	N/A	10.376	10.620	63	10.121	10.385	409	10.396	10.672	4
2013	N/A	N/A	N/A	10.620	10.188	116	10.385	9.987	465	10.672	10.269	2
2014	10.254	10.443	4	10.188	10.519	155	9.987	10.338	573	10.269	10.635	2
LVIP Global Income
2011	11.697	11.493	1*	11.904	11.557	13	9.625	9.463	30	11.065	10.749	2
2012	11.493	12.187	5	11.557	12.279	90	9.463	10.079	388	10.749	11.455	6
2013	12.187	11.661	14	12.279	11.773	140	10.079	9.688	539	11.455	11.016	10
2014	11.661	11.705	20	11.773	11.840	161	9.688	9.768	629	11.016	11.112	13
LVIP JPMorgan High Yield
2011	N/A	N/A	N/A	10.854	10.992	1*	9.905	10.180	2	N/A	N/A	N/A
2012	11.398	12.397	5	10.992	12.463	68	10.180	11.571	312	11.525	12.560	2
2013	12.397	13.008	32	12.463	13.103	273	11.571	12.196	956	12.560	13.245	3
2014	13.008	13.172	73	13.103	13.294	487	12.196	12.405	1433	13.245	13.479	11
LVIP JPMorgan Mid Cap Value RPM
2011	N/A	N/A	N/A	8.743	8.973	2	10.434	10.498	7	N/A	N/A	N/A
2012	9.376	9.958	2	8.973	10.070	7	10.498	11.811	24	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.070	12.337	19	11.811	14.506	83	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.337	13.160	18	14.506	15.512	90	N/A	N/A	N/A
LVIP Managed Risk Profile Conservative
2011	N/A	N/A	N/A	12.335	12.420	11	9.964	10.092	26	10.802	11.041	1*
2012	12.978	13.909	38	12.420	13.451	28	10.092	10.957	148	11.041	11.994	1*
2013	13.909	15.030	41	13.451	14.564	29	10.957	11.893	190	11.994	13.026	1*
2014	15.030	15.642	38	14.564	15.187	43	11.893	12.433	498	13.026	13.624	10

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile Growth
2011	N/A	N/A	N/A	10.913	10.862	63	10.041	9.998	84	N/A	N/A	N/A
2012	12.198	12.679	18	10.862	11.697	1,845	9.998	10.793	15,767	11.204	12.010	164
2013	12.679	14.176	29	11.697	13.103	6,550	10.793	12.121	63,274	12.010	13.494	501
2014	14.176	14.441	114	13.103	13.375	10329	12.121	12.404	97226	13.494	13.816	656
LVIP Managed Risk Profile Moderate
2011	12.222	12.454	17	11.619	11.693	30	9.955	10.049	147	N/A	N/A	N/A
2012	12.454	13.439	21	11.693	12.643	1,698	10.049	10.892	17,299	11.061	12.004	173
2013	13.439	14.802	36	12.643	13.953	5,106	10.892	12.051	53,950	12.004	13.288	413
2014	14.802	15.178	86	13.953	14.337	7221	12.051	12.413	74430	13.288	13.694	488
LVIP MFS International Growth
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.846	9.353	5	N/A	N/A	N/A
2012	7.770	8.727	1*	7.639	8.825	25	9.353	11.047	67	N/A	N/A	N/A
2013	8.727	9.762	6	8.825	9.892	96	11.047	12.412	173	13.610	14.661	9
2014	9.762	9.126	31	9.892	9.266	188	12.412	11.656	326	14.661	13.775	16
LVIP MFS Value
2011	8.101	8.348	6	8.236	8.426	90	10.253	10.391	379	10.761	10.790	4
2012	8.348	9.562	45	8.426	9.670	1,059	10.391	11.956	4,305	10.790	12.421	36
2013	9.562	12.801	127	9.670	12.972	1,597	11.956	16.078	5,194	12.421	16.712	40
2014	12.801	13.928	248	12.972	14.142	2181	16.078	17.573	5949	16.712	18.275	70
LVIP Mid-Cap Value
2011	N/A	N/A	N/A	7.432	7.790	2	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	7.790	9.539	12	10.699	12.301	20	N/A	N/A	N/A
2013	12.302	12.460	3	9.539	12.626	29	12.301	16.322	42	N/A	N/A	N/A
2014	12.460	13.285	5	12.626	13.489	40	16.322	17.481	55	18.290	18.212	1*
LVIP Mondrian International Value
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.542	9.650	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.129	9.443	6	9.650	10.462	9	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.443	11.354	11	10.462	12.610	35	N/A	N/A	N/A
2014	15.456	13.757	1*	11.354	10.919	21	12.610	12.158	41	N/A	N/A	N/A
LVIP Money Market
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.218	10.155	19	9.945	9.887	142	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.155	10.046	114	9.887	9.806	258	N/A	N/A	N/A
2014	10.140	10.046	6	10.046	9.939	81	9.806	9.725	234	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	9.971	9.931	4	10.007	9.947	21	10.026	9.950	7
LVIP SSgA Bond Index
2011	N/A	N/A	N/A	11.912	11.980	3	10.059	10.135	1*	10.765	10.832	1*
2012	11.949	12.164	4	11.980	12.275	62	10.135	10.411	388	10.832	11.133	18
2013	N/A	N/A	N/A	12.275	11.799	106	10.411	10.032	754	11.133	10.733	25
2014	N/A	N/A	N/A	11.799	12.310	125	10.032	10.493	742	10.733	11.232	30
LVIP SSgA Conservative Index Allocation
2011	N/A	N/A	N/A	10.721	10.601	10	N/A	N/A	N/A	10.336	10.646	7
2012	N/A	N/A	N/A	10.601	11.410	28	10.142	10.826	56	10.646	11.493	7
2013	N/A	N/A	N/A	11.410	12.022	28	10.826	11.436	72	11.493	12.146	7
2014	12.013	12.312	2	12.022	12.422	46	11.436	11.845	89	12.146	12.587	7
LVIP SSgA Conservative Structured Allocation
2011	N/A	N/A	N/A	10.521	10.564	4	10.087	10.029	32	N/A	N/A	N/A
2012	10.893	11.239	5	10.564	11.293	103	10.029	10.749	217	10.997	11.375	7
2013	11.239	11.848	7	11.293	11.929	149	10.749	11.383	324	11.375	12.052	7
2014	11.848	12.312	20	11.929	12.421	203	11.383	11.882	486	12.052	12.587	7
LVIP SSgA Developed International 150
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.837	10.411	13	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.560	10.939	3	10.411	12.388	31	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.939	10.890	5	12.388	12.363	43	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Emerging Markets 100
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.961	8.995	3	11.570	10.920	1*
2012	11.783	13.249	1*	12.593	13.370	2	8.995	10.024	25	10.920	12.175	1*
2013	13.249	12.676	2	13.370	12.817	11	10.024	9.633	53	N/A	N/A	N/A
2014	12.676	12.060	2	12.817	12.219	18	9.633	9.207	62	N/A	N/A	N/A
LVIP SSgA Global Tactical Allocation RPM
2011	N/A	N/A	N/A	9.518	9.771	28	9.749	9.975	38	N/A	N/A	N/A
2012	11.544	11.938	1*	9.771	10.715	75	9.975	10.966	223	N/A	N/A	N/A
2013	11.938	12.908	1*	10.715	11.608	70	10.966	11.910	214	N/A	N/A	N/A
2014	12.908	13.214	1*	11.608	11.907	68	11.910	12.247	248	N/A	N/A	N/A
LVIP SSgA International Index
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.154	9.229	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.229	10.781	7	N/A	N/A	N/A
2013	9.855	10.161	4	8.855	10.274	1*	10.781	12.902	8	N/A	N/A	N/A
2014	10.161	9.420	1*	10.274	9.544	1*	12.902	12.015	9	N/A	N/A	N/A
LVIP SSgA Large Cap 100
2011	N/A	N/A	N/A	10.585	11.078	1*	10.384	10.548	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.078	12.266	1*	10.548	11.708	14	N/A	N/A	N/A
2013	15.542	16.257	2	12.266	16.438	2	11.708	15.730	29	N/A	N/A	N/A
2014	16.257	18.685	1*	16.438	18.930	6	15.730	18.160	39	17.470	19.236	1*
LVIP SSgA Moderate Index Allocation
2011	N/A	N/A	N/A	10.259	10.507	5	9.874	9.971	1*	10.265	10.552	1*
2012	N/A	N/A	N/A	10.507	11.580	64	9.971	11.017	82	10.552	11.664	1*
2013	N/A	N/A	N/A	11.580	12.849	78	11.017	12.254	99	11.664	12.981	1*
2014	13.189	13.119	4	12.849	13.236	201	12.254	12.655	220	12.981	13.412	1*
LVIP SSgA Moderate Structured Allocation
2011	N/A	N/A	N/A	10.499	10.466	3	9.758	9.993	22	N/A	N/A	N/A
2012	10.591	11.358	11	10.466	11.414	79	9.993	10.925	845	11.119	11.497	27
2013	11.358	12.617	20	11.414	12.704	116	10.925	12.190	1,054	11.497	12.834	27
2014	12.617	13.113	59	12.704	13.230	327	12.190	12.727	1653	12.834	13.406	27
LVIP SSgA Moderately Aggressive Index Allocation
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.814	9.917	3	N/A	N/A	N/A
2012	10.569	11.520	16	11.128	11.576	11	9.917	11.070	48	N/A	N/A	N/A
2013	11.520	13.023	16	11.576	13.112	18	11.070	12.570	85	N/A	N/A	N/A
2014	13.023	13.337	27	13.112	13.455	48	12.570	12.931	83	N/A	N/A	N/A
LVIP SSgA Moderately Aggressive Structured Allocation
2011	N/A	N/A	N/A	10.225	10.539	10	9.920	9.941	36	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.539	11.582	46	9.941	10.952	270	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.582	13.160	54	10.952	12.476	305	N/A	N/A	N/A
2014	13.112	13.549	27	13.160	13.669	98	12.476	12.991	443	N/A	N/A	N/A
LVIP SSgA S&P 500 Index
2011	N/A	N/A	N/A	9.493	9.469	1*	10.457	10.482	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.469	10.804	4	10.482	11.990	13	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.804	14.070	5	11.990	15.654	17	N/A	N/A	N/A
2014	15.043	16.429	1*	14.070	15.746	7	15.654	17.563	38	N/A	N/A	N/A
LVIP SSgA Small-Cap Index
2011	N/A	N/A	N/A	8.250	8.711	1*	N/A	N/A	N/A	N/A	N/A	N/A
2012	9.249	9.849	1*	8.711	9.960	1*	11.330	11.827	1*	N/A	N/A	N/A
2013	9.849	13.374	2	9.960	13.552	2	11.827	16.132	11	N/A	N/A	N/A
2014	13.374	13.784	2	13.552	13.995	3	16.132	16.702	16	N/A	N/A	N/A
LVIP SSgA Small-Mid Cap 200
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.848	10.433	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	14.321	14.799	1*	10.433	11.746	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	14.799	19.636	1*	11.746	15.624	6	N/A	N/A	N/A
2014	19.732	19.945	1*	19.636	20.207	3	15.624	16.118	16	16.172	16.854	1*
LVIP T. Rowe Price Growth Stock
2011	N/A	N/A	N/A	9.008	9.010	1*	10.224	10.035	15	N/A	N/A	N/A
2012	9.813	10.399	2	9.010	10.517	16	10.035	11.742	70	N/A	N/A	N/A
2013	10.399	14.237	1*	10.517	14.428	42	11.742	16.149	89	N/A	N/A	N/A
2014	14.237	15.240	15	14.428	15.474	56	16.149	17.364	129	18.627	19.410	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2011	N/A	N/A	N/A	12.518	11.974	2	9.486	10.054	1*	N/A	N/A	N/A
2012	13.657	14.722	1*	11.974	13.740	8	10.054	11.566	34	N/A	N/A	N/A
2013	N/A	N/A	N/A	13.740	18.272	18	11.566	15.420	45	14.981	17.446	1*
2014	19.158	21.467	5	18.272	20.115	27	15.420	17.017	58	17.446	19.264	1*
LVIP Templeton Growth RPM
2011	N/A	N/A	N/A	7.564	7.668	5	9.781	9.845	12	N/A	N/A	N/A
2012	7.606	9.067	1*	7.668	9.170	43	9.845	11.803	85	N/A	N/A	N/A
2013	9.067	10.707	1*	9.170	10.850	48	11.803	14.000	150	13.479	15.382	2
2014	10.707	10.333	1*	10.850	10.492	46	14.000	13.572	204	15.382	14.919	1*
LVIP UBS Large Cap Growth RPM
2011	N/A	N/A	N/A	10.260	10.619	3	9.778	9.909	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.619	12.194	21	9.909	11.407	4	N/A	N/A	N/A
2013	N/A	N/A	N/A	12.194	15.097	30	11.407	14.159	27	N/A	N/A	N/A
2014	N/A	N/A	N/A	15.097	15.692	31	14.159	14.753	56	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	9.394	9.379	3	9.610	10.442	1*	9.350	9.397	4
2012	N/A	N/A	N/A	9.379	10.657	15	10.442	11.894	54	9.397	10.709	3
2013	N/A	N/A	N/A	10.657	13.723	38	11.894	15.355	74	10.709	13.832	2
2014	13.993	15.083	3	13.723	15.193	57	15.355	17.042	120	13.832	15.359	2
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.574	9.096	1*	8.842	8.385	4
2012	N/A	N/A	N/A	9.173	9.852	6	9.096	10.736	22	8.385	9.901	4
2013	N/A	N/A	N/A	9.852	11.153	23	10.736	12.184	55	9.901	11.243	3
2014	10.815	10.418	1*	11.153	10.493	42	12.184	11.491	99	11.243	10.609	3
MFS VIT Growth
2011	N/A	N/A	N/A	9.405	9.633	2	9.684	10.164	3	N/A	N/A	N/A
2012	17.848	19.381	1*	9.633	11.155	6	10.164	11.798	27	N/A	N/A	N/A
2013	19.381	26.112	1*	11.155	15.059	27	11.798	15.968	45	N/A	N/A	N/A
2014	26.112	28.014	17	15.059	16.188	182	15.968	17.208	361	17.875	19.027	14
MFS VIT Utilities
2011	N/A	N/A	N/A	13.950	13.818	3	10.126	10.331	6	N/A	N/A	N/A
2012	28.376	30.409	1*	13.818	15.473	17	10.331	11.597	75	12.388	13.850	1*
2013	30.409	36.084	2	15.473	18.397	66	11.597	13.823	96	13.850	16.517	1*
2014	36.084	40.058	3	18.397	20.464	87	13.823	15.415	128	16.517	18.428	9
Templeton Global Bond VIP
2014	19.208	18.760	3	18.472	18.045	10	10.155	9.941	15	N/A	N/A	N/A
*	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

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Appendix B—Guaranteed Annual Income Percentages For Previous Rider Elections
Guaranteed Annual Income Percentages by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%
59½ - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after May 21, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%	55 – 64	3.50%
59½ – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%

Guaranteed Annual Income Percentages by Ages for rider elections prior to May 21, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½+	5.00%	65+	5.00%

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Appendix C—Guaranteed Income Benefit Percentages For Previous Rider Elections
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between May 21, 2012 and May 19, 2013
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to
May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

C-1

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Lincoln ChoicePlusSM Fusion
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM Fusion prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2015. You may obtain a copy of the Lincoln ChoicePlusSM Fusion prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2015.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $437,205,763, $619,961,766 and $606,129,776 to LFN and Selling Firms in 2012, 2013 and 2014 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000

1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,600.94	$10,004.94
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.
At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 consolidated financial statements of Lincoln Life appear on the following pages.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2014 and 2013

0

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

See accompanying Notes to Consolidated Financial Statements

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $78,039; 2013 – $75,585)	$85,421	$79,178
Variable interest entities’ fixed maturity securities (amortized cost: 2014 – $587; 2013 – $682)	598	697
Equity securities (cost: 2014 – $216; 2013 – $182)	231	201
Trading securities	1,966	2,190
Mortgage loans on real estate	7,387	7,029
Real estate	14	26
Policy loans	2,645	2,651
Derivative investments	1,763	617
Other investments	1,551	1,208
Total investments	101,576	93,797
Cash and invested cash	3,224	630
Deferred acquisition costs and value of business acquired	8,155	8,859
Premiums and fees receivable	480	424
Accrued investment income	1,016	1,002
Reinsurance recoverables	6,926	7,075
Reinsurance related embedded derivatives	-	159
Funds withheld reinsurance assets	655	781
Goodwill	2,273	2,273
Other assets	3,940	5,373
Separate account assets	125,265	117,135
Total assets	$253,510	$237,508

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,225	$17,627
Other contract holder funds	74,561	73,530
Short-term debt	2	51
Long-term debt	2,662	2,600
Reinsurance related embedded derivatives	109	-
Funds withheld reinsurance liabilities	4,441	3,111
Deferred gain on business sold through reinsurance	220	297
Payables for collateral on investments	4,311	2,865
Variable interest entities’ liabilities	13	27
Other liabilities	5,804	5,421
Separate account liabilities	125,265	117,135
Total liabilities	236,613	222,664

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,652	10,636
Retained earnings	3,066	2,778
Accumulated other comprehensive income (loss)	3,179	1,430
Total stockholder’s equity	16,897	14,844
Total liabilities and stockholder’s equity	$253,510	$237,508

See accompanying Notes to Consolidated Financial Statements

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$2,371	$2,339	$2,290
Fee income	4,608	4,008	3,626
Net investment income	4,648	4,561	4,551
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(25)	(75)	(242)
Portion of loss recognized in other comprehensive income	10	10	103
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(65)	(139)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(509)	122	16
Total realized gain (loss)	(524)	57	(123)
Amortization of deferred gain on business sold through reinsurance	69	69	77
Other revenues	867	426	396
Total revenues	12,039	11,460	10,817
Expenses
Interest credited	2,492	2,468	2,424
Benefits	4,354	3,613	2,939
Commissions and other expenses	3,876	3,526	3,838
Interest and debt expense	103	93	110
Total expenses	10,825	9,700	9,311
Income (loss) before taxes	1,214	1,760	1,506
Federal income tax expense (benefit)	220	431	344
Net income (loss)	994	1,329	1,162
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	1,610	(2,355)	1,071
Unrealized other-than-temporary impairment on available-for-sale securities	20	27	(2)
Unrealized gain (loss) on derivative instruments	122	(96)	(31)
Funded status of employee benefit plans	(3)	(6)	2
Total other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Comprehensive income (loss)	$2,743	$(1,101)	$2,202

See accompanying Notes to Consolidated Financial Statements

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$10,636	$10,620	$10,605
Stock compensation/issued for benefit plans	16	16	15
Balance as of end-of-year	10,652	10,636	10,620

Retained Earnings
Balance as of beginning-of-year	2,778	2,089	1,532
Net income (loss)	994	1,329	1,162
Dividends declared	(706)	(640)	(605)
Balance as of end-of-year	3,066	2,778	2,089

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,430	3,860	2,820
Other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Balance as of end-of-year	3,179	1,430	3,860
Total stockholder’s equity as of end-of-year	$16,897	$14,844	$16,569

See accompanying Notes to Consolidated Financial Statements

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$994	$1,329	$1,162
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(535)	(539)	(283)
Trading securities purchases, sales and maturities, net	310	131	202
Change in premiums and fees receivable	(56)	(42)	27
Change in accrued investment income	(14)	(16)	(37)
Change in future contract benefits and other contract holder funds	1,407	(232)	(1,277)
Change in reinsurance related assets and liabilities	(960)	68	1,438
Change in federal income tax accruals	48	437	208
Realized (gain) loss	524	(57)	123
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(77)
Proceeds from reinsurance recapture	422	-	-
Change in cash management agreement investment	329	(29)	(359)
Other	249	(85)	(72)
Net cash provided by (used in) operating activities	2,649	896	1,055

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,306)	(11,002)	(11,021)
Sales of available-for-sale securities	1,120	954	1,098
Maturities of available-for-sale securities	4,984	5,952	5,757
Purchases of other investments	(5,013)	(2,481)	(2,112)
Sales or maturities of other investments	4,411	2,494	2,009
Increase (decrease) in payables for collateral on investments	1,446	(1,256)	374
Proceeds (outflows) from business ceded, recaptured and novated	(3)	(22)	35
Other	(82)	(95)	(130)
Net cash provided by (used in) investing activities	(1,443)	(5,456)	(3,990)

Cash Flows from Financing Activities
Issuance of long-term debt, net of issuance costs	-	311	-
Issuance (decrease) in short-term debt	(49)	23	18
Proceeds from sales leaseback transaction	83	-	-
Deposits of fixed account values, including the fixed portion of variable	10,363	10,466	10,667
Withdrawals of fixed account values, including the fixed portion of variable	(5,775)	(5,230)	(5,618)
Transfers to and from separate accounts, net	(2,509)	(3,001)	(2,091)
Common stock issued for benefit plans and excess tax benefits	(19)	(17)	(2)
Dividends paid to common and preferred stockholders	(706)	(640)	(605)
Net cash provided by (used in) financing activities	1,388	1,912	2,369

Net increase (decrease) in cash and invested cash	2,594	(2,648)	(566)
Cash and invested cash as of beginning-of-year	630	3,278	3,844
Cash and invested cash as of end-of-year	$3,224	$630	$3,278

See accompanying Notes to Consolidated Financial Statements

5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 23 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

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we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

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In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

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To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received

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and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

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We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

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Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

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We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Federal Communications Commission (“FCC”) licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

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We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $64 million, $62 million and $71 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to

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the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

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Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures, fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

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Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

As of October 1, 2014, the results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.  See Note 2 for more information regarding the change to our discontinued operations policy.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our consolidated financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to the sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding the sale of LFM, see Note 3.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our consolidated financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 consolidated financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to LPs, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarify when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.

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3.  Dispositions

LFM

On December 7, 2014, we entered into a stock purchase agreement with Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC (“Entercom”), pursuant to which we agreed to sell LFM to Entercom for $105 million consisting of cash and perpetual cumulative convertible preferred stock of Entercom Parent.  The transaction is subject to FCC, Hart-Scott-Rodino (“H-S-R”) and other customary regulatory approvals and closing conditions.  As a result of a request for additional information under the H-S-R Act, closing may be delayed beyond the second quarter of 2015.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that will be sold to fair value less cost to sell and have reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

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We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

We completed a reinsurance transaction during 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(32)
DAC and VOBA	(148)
Reinsurance recoverables	547
Total assets	$367

Liabilities
Other contract holder funds	$(44)
Deferred gain on business sold through reinsurance	(233)
Funds withheld reinsurance liabilities	676
Other liabilities	(32)
Total liabilities	$367

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

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We completed a reinsurance transaction during 2012 whereby we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

Assets
Cash and invested cash	$119
Other assets	(34)
Total assets	$85

Liabilities
Reinsurance related embedded derivatives	$39
Other liabilities	45
Total liabilities	$84

Revenues and Expenses
Benefits	$290
Commissions and other expenses	(289)
Net income (loss)	$1

Business Novated

We completed a reinsurance transaction during 2012 whereby Lincoln Reinsurance Company of Vermont II (“LRCVII”) novated SUL business to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(52)
Total assets	$(52)

Liabilities
Reinsurance related embedded derivatives	$(18)
Deferred gain on business sold through reinsurance	8
Long-term debt	(500)
Funds withheld reinsurance liabilities	500
Other liabilities	(16)
Total liabilities	$(26)

Revenue and Expenses
Net investment income	$(13)
Benefits	13
Net income (loss)	$(26)

5.  VIE

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

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As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2014:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB-	Ba2
Current rating of underlying reference obligations	AA - BB	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference obligations by industry and rating as of December 31, 2014:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	6.4%	2.1%	0.0%	0.0%	0.0%	10.6%
Telecommunications	0.0%	0.0%	3.5%	6.1%	1.4%	0.0%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.3%	4.3%	0.0%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	2.6%	2.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	2.2%	1.2%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	0.7%	1.6%	1.0%	0.0%	0.0%	0.0%	3.3%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.7%	14.2%	17.5%	5.5%	0.3%	0.3%	42.5%
Total	0.6%	14.1%	38.7%	36.9%	9.1%	0.3%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

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Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2014			As of December 31, 2013
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans	N/A	$-	$598	N/A	$-	$595
U.S. government bonds	N/A	-	-	N/A	-	102
Total assets (1)	-	$-	$598	-	$-	$697

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$13	2	$600	$27
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$13	4	$600	$27

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2014.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2014	2013
Non-Qualifying Hedges
Credit default swaps	$14	$101
Contingent forwards	-	-
Total non-qualifying hedges (1)	$14	$101

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we concluded are VIEs.  We receive returns from the LPs in the form of income tax credits, and our exposure to loss is limited to the capital we invest in the LPs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  Our maximum exposure to loss was $60 million and $77 million as of December 31, 2014 and 2013, respectively.

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6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,495	$398	$42	$73,055
ABS	1,037	82	2	39	1,078
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	256	3	17	4,033
CMBS	532	25	-	10	547
CLOs	374	3	2	-	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs' fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,950	449	108	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,966	$450	$108	$86,250

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$64,257	$4,189	$1,109	$43	$67,294
ABS	1,166	58	32	45	1,147
U.S. government bonds	314	25	14	-	325
Foreign government bonds	498	45	1	-	542
RMBS	3,939	244	9	30	4,144
CMBS	686	33	4	17	698
CLOs	232	-	1	6	225
State and municipal bonds	3,549	302	27	-	3,824
Hybrid and redeemable preferred securities	944	86	51	-	979
VIEs' fixed maturity securities	682	15	-	-	697
Total fixed maturity securities	76,267	4,997	1,248	141	79,875
Equity securities	182	19	-	-	201
Total AFS securities	$76,449	$5,016	$1,248	$141	$80,076

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The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,188	$2,237
Due after one year through five years	16,990	18,321
Due after five years through ten years	21,950	22,861
Due after ten years	32,795	37,645
Subtotal	73,923	81,064
MBS	4,329	4,580
CLOs	374	375
Total fixed maturity AFS securities	$78,626	$86,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

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	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$16,457	$998	$915	$154	$17,372	$1,152
ABS	163	6	318	71	481	77
U.S. government bonds	151	14	-	-	151	14
Foreign government bonds	69	1	-	-	69	1
RMBS	455	15	259	24	714	39
CMBS	109	7	43	14	152	21
CLOs	136	3	50	4	186	7
State and municipal bonds	359	20	24	7	383	27
Hybrid and redeemable
preferred securities	58	6	195	45	253	51
Total fixed maturity securities	17,957	1,070	1,804	319	19,761	1,389
Equity securities	-	-	-	-	-	-
Total AFS securities	$17,957	$1,070	$1,804	$319	$19,761	$1,389

Total number of AFS securities in an unrealized loss position						1,449

For information regarding our investments in VIEs, see Note 5.

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We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1.  Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

	As of December 31, 2014
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,057	$997	$60
AFS securities backed by pools of commercial mortgages	150	140	10
Total	$1,207	$1,137	$70

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$929	$871	$58
AFS securities backed by pools of commercial mortgages	13	12	1
Total	$942	$883	$59

	As of December 31, 2013
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,198	$1,087	$111
AFS securities backed by pools of commercial mortgages	193	169	24
Total	$1,391	$1,256	$135

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$871	$774	$97
AFS securities backed by pools of commercial mortgages	29	23	6
Total	$900	$797	$103

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	4
Six months or greater, but less than nine months	7	3	-	1
Nine months or greater, but less than twelve months	56	18	-	4
Twelve months or greater	340	89	81	92
Total	$404	$110	$81	101

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $831 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

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Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$378	$402	$380
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	37	98
Credit losses on securities for which an OTTI was previously recognized	15	40	59
Decreases attributable to:
Securities sold, paid down or matured	(37)	(101)	(135)
Balance as of end-of-year	$360	$378	$402

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

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Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2014
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$38	$5	$9	$34	$20
ABS	217	31	22	226	101
RMBS	417	24	7	434	180
CMBS	46	4	10	40	59
Total	$718	$64	$48	$734	$360

	As of December 31, 2013
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$53	$-	$16	$37	$32
ABS	199	18	32	185	94
RMBS	513	17	17	513	175
CMBS	34	3	12	25	77
Total	$799	$38	$77	$760	$378

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2014	2013
Fixed maturity securities:
Corporate bonds	$1,434	$1,650
ABS	32	33
U.S. government bonds	278	272
Foreign government bonds	24	24
RMBS	132	152
CMBS	4	7
CLOs	9	2
State and municipal bonds	21	20
Hybrid and redeemable preferred securities	32	30
Total trading securities	$1,966	$2,190

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2014,  2013 and 2012,  was $40 million,  $(166) million and $53 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 24%  and 9%, respectively, of mortgage loans on real estate as of December 31, 2014 and 23% and 9%, respectively, of mortgage loans on real estate as of December 31, 2013.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$7,386	$7,026
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Unamortized premium (discount)	4	6
Total carrying value	$7,387	$7,029

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The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2014	2013
Number of impaired mortgage loans on real estate	3	3

Principal balance of impaired mortgage loans on real estate	$26	$27
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Carrying value of impaired mortgage loans on real estate	$23	$24

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2014	2013	2012
Balance as of beginning-of-year	$3	$6	$3
Additions	-	3	4
Charge-offs, net of recoveries	-	(6)	(1)
Balance as of end-of-year	$3	$3	$6

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Average carrying value for impaired mortgage loans on real estate	$24	$30	$17
Interest income recognized on impaired mortgage loans on real estate	2	2	1
Interest income collected on impaired mortgage loans on real estate	2	2	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$6,463	87.5%	1.91	$5,898	83.9%	1.79
65% to 74%	622	8.4%	1.55	737	10.5%	1.42
75% to 100%	271	3.7%	0.73	363	5.2%	0.83
Greater than 100%	31	0.4%	0.77	31	0.4%	0.78
Total mortgage loans on real estate	$7,387	100.0%		$7,029	100.0%

Alternative Investments

As of December 31, 2014 and 2013, alternative investments included investments in 156 and 121 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

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Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$3,937	$3,876	$3,813
Equity AFS securities	9	6	6
Trading securities	119	130	138
Mortgage loans on real estate	367	377	381
Real estate	3	5	11
Policy loans	153	153	163
Invested cash	1	3	4
Commercial mortgage loan prepayment and bond make-whole premiums	132	107	39
Alternative investments	130	86	125
Consent fees	2	4	3
Other investments	(2)	4	(5)
Investment income	4,851	4,751	4,678
Investment expense	(203)	(190)	(127)
Net investment income	$4,648	$4,561	$4,551

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$37	$20	$14
Gross losses	(28)	(89)	(187)
Equity AFS securities:
Gross gains	5	8	1
Gross losses	-	(2)	(9)
Gain (loss) on other investments	4	6	15
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(31)	(27)	2
Total realized gain (loss) related to certain investments	$(13)	$(84)	$(164)

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Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(16)	$(26)
ABS	(8)	(18)	(36)
RMBS	(7)	(28)	(50)
CMBS	(1)	(14)	(47)
CLOs	(2)	(1)	(2)
Total fixed maturity securities	(19)	(77)	(161)
Equity securities	-	(1)	(8)
Gross OTTI recognized in net income (loss)	(19)	(78)	(169)
Associated amortization of DAC, VOBA, DSI, and DFEL	4	13	30
Net OTTI recognized in net income (loss), pre-tax	$(15)	$(65)	$(139)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$11	$11	$118
Change in DAC, VOBA, DSI and DFEL	(1)	(1)	(15)
Net portion of OTTI recognized in OCI, pre-tax	$10	$10	$103

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2014 and 2013, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2014 and 2013, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.2 billion and $2.7 billion, respectively, and a fair value of $3.2 billion and $2.7 billion, respectively.  As of December 31, 2014 and 2013, 88% and 89%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our ABS portfolio rated below investment grade had an amortized cost of $188 million and $262 million, respectively, and a fair value of $171 million and $217 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2014 and 2013, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

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Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable held for derivative investments (1)	$1,577	$1,577	$264	$264
Securities pledged under securities lending agreements (2)	204	196	184	178
Securities pledged under repurchase agreements (3)	605	631	530	553
Securities pledged for Term Asset-Backed Securities
Loan Facility (“TALF”) (4)	-	-	36	49
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (5)	1,925	3,151	1,851	3,127
Total payables for collateral on investments	$4,311	$5,555	$2,865	$4,171

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities.  The cash received in these transactions is invested in fixed maturity AFS securities.

(5)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2014	2013	2012
Collateral payable held for derivative investments	$1,313	$(2,243)	$(487)
Securities pledged under securities lending agreements	20	(13)	(3)
Securities pledged under repurchase agreements	75	250	-
Securities pledged for TALF	(36)	(1)	(136)
Investments pledged for FHLBI	74	751	1,000
Total increase (decrease) in payables for collateral on investments	$1,446	$(1,256)	$374

Investment Commitments

As of December 31, 2014, our investment commitments were $1.4 billion, which included $615 million of LPs, $388 million of private placement securities and $372 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.1 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.3 billion and $1.7 billion, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.4 billion and $10.9 billion, respectively, or 12% of our invested assets portfolio, and our investment

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securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $10.7 billion, respectively, or 11% of our invested assets portfolio.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 22 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges.  These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

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We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

We issue indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

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Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

We distribute indexed annuity and indexed universal life (“IUL”) contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

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We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,091	$369	$198	$2,876	$160	$149
Foreign currency contracts (1)	642	46	21	615	32	46
Total cash flow hedges	2,733	415	219	3,491	192	195
Non-Qualifying Hedges
Interest rate contracts (1)	54,401	989	342	44,620	214	744
Foreign currency contracts (1)	68	-	-	102	-	-
Equity market contracts (1)	24,144	886	243	19,804	956	192
Credit contracts (2)	126	-	3	126	-	2
Embedded derivatives:
GLB reserves (3)	-	174	-	-	1,244	-
GLB reserves (2)	-	-	174	-	-	1,244
Reinsurance related (4)	-	-	109	-	159	-
Indexed annuity and IUL contracts (5)	-	-	1,170	-	-	1,048
Total derivative instruments	$81,472	$2,464	$2,260	$68,143	$2,765	$3,425

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2014
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$2,569	$30,777	$11,676	$11,470	$-	$56,492
Foreign currency contracts (2)	98	126	276	210	-	710
Equity market contracts	13,799	5,746	4,439	20	140	24,144
Credit contracts	-	126	-	-	-	126
Total derivative instruments
with notional amounts	$16,466	$36,775	$16,391	$11,700	$140	$81,472

(1)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2029.

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The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	78	(126)	(41)
Foreign currency contracts	36	(24)	(22)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(22)	(21)	(21)
Foreign currency contracts (1)	-	3	3
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$(22)	$(21)	$(22)
Foreign currency contracts (1)	-	3	3
Total cash flow hedges	(22)	(18)	(19)
Non-Qualifying Hedges
Interest rate contracts (2)	1,304	(998)	26
Foreign currency contracts (2)	(8)	(4)	(8)
Equity market contracts (2)	(215)	(1,306)	(1,014)
Equity market contracts (3)	11	37	(362)
Credit contracts (2)	(1)	9	2
Embedded derivatives:
Other assets – GLB reserves (2)	1,391	(2,153)	-
Other liabilities – GLB reserves (2)	(1,391)	2,153	1,308
Reinsurance related (2)	(242)	352	(50)
Indexed annuity and IUL contracts (2)	(210)	(356)	(136)
Total derivative instruments	$617	$(2,284)	$(253)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Gain (loss) recognized as a component of OCI with
the offset to net investment income	$(22)	$(18)	$(18)

39

As of December 31, 2014, $19 million of the deferred net losses on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2014 and 2013, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

As of December 31, 2013
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(1)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(2)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2014	2013
Maximum potential payout	$126	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$126	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $3 million as of December 31, 2014, after considering the fair values of the associated investments and counterparties’ credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2014, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into such agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures

40

exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2014, our exposure was $41 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2014		As of December 31, 2013
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$64	$-	$34	$(10)
A+	48	-	19	-
A	1,047	(85)	228	(183)
A-	252	-	207	(123)
BBB+	27	-	79	-
	$1,438	$(85)	$567	$(316)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2014

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

41

	As of December 31, 2013

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$1,170	$1,403	$2,573
Gross amounts offset	(553)	-	(553)
Net amount of assets	617	1,403	2,020
Gross amounts not offset:
Cash collateral	(251)	-	(251)
Net amount	$366	$1,403	$1,769

Financial Liabilities
Gross amount of recognized liabilities	$580	$2,292	$2,872
Gross amounts offset	(192)	-	(192)
Net amount of liabilities	388	2,292	2,680
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$388	$2,292	$2,680

8.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$104	$211	$(320)
Deferred	116	220	664
Federal income tax expense (benefit)	$220	$431	$344

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$425	$616	$527
Effect of:
Separate account dividend
received deduction	(174)	(145)	(128)
Tax credits	(24)	(35)	(34)
Goodwill	-	-	(2)
Change in uncertain tax positions	(12)	7	(88)
Other items	5	(12)	69
Federal income tax expense (benefit)	$220	$431	$344
Effective tax rate	18%	24%	23%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$49	$(8)
Deferred	(3,306)	(2,278)
Total federal income tax asset (liability)	$(3,257)	$(2,286)

42

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$544	$963
Deferred gain on business sold through reinsurance	(7)	21
Reinsurance related embedded derivative asset	177	17
Investments	317	274
Compensation and benefit plans	198	177
Net operating loss	-	4
Net capital loss	3	-
Tax credits	-	184
VIE	45	4
Other	62	32
Total deferred tax assets	1,339	1,676
Deferred Tax Liabilities
DAC	1,731	1,954
VOBA	(186)	409
Net unrealized gain on AFS securities	3,100	1,273
Net unrealized gain on trading securities	100	86
Intangibles	22	151
Other	(122)	81
Total deferred tax liabilities	4,645	3,954
Net deferred tax asset (liability)	$(3,306)	$(2,278)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, $10 million and $64 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$75	$67
Increases for prior year tax positions	35	-
Decreases for prior year tax positions	(23)	-
Increases for current year tax positions	-	8
Decreases for settlements with taxing authorities	(77)	-
Balance as of end-of-year	$10	$75

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(12) million, $2 million and $(78) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $1 million and $13 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The Company anticipates closing the current exam cycle in 2015.  Furthermore, LNC has filed a protest with the IRS Appeals division for tax years 2005 through 2008.  These years remain open as the Company works with Appeals to finalize the tax computations in these years.  All protested items have been resolved and we anticipate reaching a final settlement in 2015.  The Company does not expect any adjustments that would be material to its consolidated results of operations or its financial condition.

43

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$7,690	$6,030	$5,887
Business acquired (sold) through reinsurance	(20)	(67)	(126)
Deferrals	1,525	1,559	1,294
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(956)	(795)	(760)
Unlocking	18	42	(71)
Adjustment related to realized (gains) losses	(58)	(49)	(49)
Adjustment related to unrealized (gains) losses	(672)	970	(145)
Balance as of end-of-year	$7,527	$7,690	$6,030

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,169	$702	$1,055
Business acquired (sold) through reinsurance	2	3	(20)
Deferrals	9	13	12
Amortization:
Amortization, excluding unlocking	(185)	(179)	(225)
Unlocking	(21)	(52)	(23)
Accretion of interest (1)	64	68	73
Adjustment related to realized (gains) losses	(1)	(1)	9
Adjustment related to unrealized (gains) losses	(409)	615	(179)
Balance as of end-of-year	$628	$1,169	$702

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$49
2016	46
2017	43
2018	41
2019	41

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$310	$296	$309
Deferrals	13	10	39
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(37)	(41)	(43)
Unlocking	2	8	14
Adjustment related to realized (gains) losses	(3)	(3)	(5)
Adjustment related to unrealized (gains) losses	-	40	(18)
Balance as of end-of-year	$285	$310	$296

44

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,899	$1,342	$1,360
Business acquired (sold) through reinsurance	(2)	(7)	(44)
Deferrals	400	319	348
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(326)	(210)	(206)
Unlocking	(50)	(14)	(69)
Adjustment related to realized (gains) losses	(8)	(8)	(5)
Adjustment related to unrealized (gains) losses	(548)	477	(42)
Balance as of end-of-year	$1,365	$1,899	$1,342

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$8,880	$7,833	$7,185
Reinsurance assumed	16	19	18
Reinsurance ceded	(1,917)	(1,505)	(1,287)
Total insurance premiums and fee income	$6,979	$6,347	$5,916

Direct insurance benefits	$5,970	$5,346	$4,717
Reinsurance recoveries netted against benefits	(1,616)	(1,733)	(1,778)
Total benefits	$4,354	$3,613	$2,939

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $676 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.9 billion and $7.1 billion as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.1 billion and $3.2 billion as of December 31, 2014 and 2013, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2014, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2014, included $1.3 billion and $128 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during each of 2014, 2013 and 2012.

45

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014 and 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance and Group Protection reporting units.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012,  our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis.  Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

46

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$35	$100	$31
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Other Operations:
FCC licenses (1) (2)	-	-	131	-
Other (2)	-	-	4	3
Total	$105	$35	$240	$34

(1)	No amortization recorded as the intangible asset has indefinite life.
(2)	As of December 31, 2014, LFM’s intangible assets were reclassified as other assets held-for-sale. For more information, see Note 3.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2014, was as follows:

2015	$4
2016	4
2017	4
2018	4
2019	4
Thereafter	45

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$85,917	$79,391
Net amount at risk (2)	183	141
Average attained age of contract holders	62 years	61 years

Minimum Return
Total account value	$135	$151
Net amount at risk (2)	25	27
Average attained age of contract holders	74 years	73 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,021	$25,958
Net amount at risk (2)	597	570
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

47

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$73	$104	$84
Changes in reserves	34	(10)	64
Benefits paid	(18)	(21)	(44)
Balance as of end-of-year	$89	$73	$104

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$47,930	$45,590
International equity	18,103	17,707
Bonds	25,742	23,648
Money market	12,173	10,518
Total	$103,948	$97,463

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 35% of total life insurance in-force reserves as of December 31, 2014, and 39% of total sales for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2014	2013
Short-Term Debt
Short-term debt (1)	$2	$51

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$4	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	422	360
6.03% surplus note, due 2028	750	750
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,408	2,346
Total long-term debt	$2,662	$2,600

(1)    The short-term debt represents short-term notes payable to LNC.

48

Future principal payments due on long-term debt (in millions) as of December 31, 2014, were as follows:

2015	$-
2016	4
2017	250
2018	-
2019	-
Thereafter	2,408
Total	$2,662

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2014, was $422 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the

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assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2014, LNC, LNL’s parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  We dispute the allegations and are vigorously defending this matter.  Plaintiff petitioned the Court to certify a class action, on behalf of all persons who purchased or owned the relevant insurance product between 1999 and 2009, alleging that:  (i) LNL breached the contract by including non-mortality factors in cost of insurance rates; (ii) LNL breached the contract when it charged administrative expenses in excess of set amount; and (iii) LNL breached the contract by failing to adjust cost of insurance rates to reflect improving mortality expectations.  On June 12, 2014, the Court issued an Order denying certification on all of the Plaintiff’s counts and claims except with respect to a single legal issue:  whether the contract was breached as alleged in Count III.  However, any damages arising from this alleged breach would have to be tried on an individual case-by-case basis.  The appellate court granted permission for our interlocutory appeal of the Court’s certification of the single issue class.  The plaintiff has cross-appealed and both appeals are pending.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

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Total rental expense on operating leases for the years ended December 31, 2014, 2013 and 2012, was $38 million,  $37 million and $36 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2014, were as follows:

2014	$32
2015	29
2016	22
2017	15
2018	7
Thereafter	2
Total	$107

Capital Leases

In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets, which we have classified as a capital lease on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $55 million as of December 31, 2014.  As of December 31, 2013, we did not have any leased assets that met the criteria of a capital lease.  Future minimum lease payments under capital leases (in millions) as of December 31, 2014, were as follows:

2015	$1
2016	1
2017	1
2018	1
2019	86
Total minimum lease payments	90
Less: Amount representing interest	7
Present value of minimum lease payments	$83

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 20%,  17% and 19% of Annuities’ variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented approximately 44%,  47% and 50% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 22%, 19% and 21% of variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented 50%,  54% and 58% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(7) million as of December 31, 2014 and 2013, respectively.

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15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,521	$3,876	$2,805
Unrealized holding gains (losses) arising during the year	3,762	(5,569)	2,631
Change in foreign currency exchange rate adjustment	(47)	20	14
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(1,252)	1,835	(1,233)
Income tax benefit (expense)	(865)	1,300	(459)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	14	(63)	(181)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(28)	(1)
Income tax benefit (expense)	6	32	64
Balance as of end-of-year	$3,131	$1,521	$3,876
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(78)	$(105)	$(103)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(11)	(11)	(118)
Change in DAC, VOBA, DSI and DFEL	1	1	15
Income tax benefit (expense)	3	4	35
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	44	58	118
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	(17)
Income tax benefit (expense)	(11)	(17)	(35)
Balance as of end-of-year	$(58)	$(78)	$(105)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Unrealized holding gains (losses) arising during the year	114	(150)	(63)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(22)	(18)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(18)	$(12)	$(14)
Adjustment arising during the year	(5)	(9)	3
Income tax benefit (expense)	2	3	(1)
Balance as of end-of-year	$(21)	$(18)	$(12)

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The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(32)	(28)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(18)	(91)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$44	$58	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	38	50	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(11)	(17)	Federal income tax expense (benefit)
Reclassification, net of income tax	$27	$33	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(22)	$(21)	Net investment income
Foreign currency contracts	-	3	Net investment income
Total gross reclassifications	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	1	1	Commissions and other expenses
Reclassification before income
tax benefit (expense)	(21)	(17)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(14)	$(11)	Net income (loss)

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16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(13)	$(84)	$(164)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(250)	308	138
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(35)	(39)	16
Associated amortization of DAC, VOBA, DSI and DFEL	6	9	(5)
Variable annuity net derivatives results: (4)
Gross gain (loss)	(150)	(104)	(77)
Associated amortization of DAC, VOBA, DSI and DFEL	(36)	(33)	(31)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(46)	-	-
Total realized gain (loss)	$(524)	$57	$(123)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See LFM in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$2,100	$1,980	$1,972
General and administrative expenses	1,582	1,569	1,553
Expenses associated with reserve financing and unrelated LOCs	31	40	40
DAC and VOBA deferrals and interest, net of amortization	(454)	(656)	(300)
Broker-dealer expenses	302	288	243
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	60	62	66
Taxes, licenses and fees	251	239	244
Restructuring charges	-	-	16
Total	$3,876	$3,526	$3,838

18.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

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Obligations, Funded Status and Assumptions

Information (in millions) with respect to our benefit plans’ assets and obligations was as follows:

	As of or For the Years Ended December 31,
	2014	2013	2014	2013

			Other
	Pension Benefits		Postretirement Benefits
Change in Plan Assets
Fair value as of beginning-of-year	$127	$145	$6	$5
Actual return on plan assets	16	(9)	-	1
Company and participant contributions	-	-	3	3
Benefits paid	(10)	(9)	(3)	(3)
Fair value as of end-of-year	133	127	6	6

Change in Benefit Obligation
Balance as of beginning-of-year	115	126	15	17
Interest cost	6	5	1	1
Company and participant contributions	-	-	1	1
Amendments	-	-	-	(1)
Actuarial (gains) losses	16	(7)	2	(1)
Benefits paid	(10)	(9)	(3)	(2)
Balance as of end-of-year	127	115	16	15
Funded status of the plans	$6	$12	$(10)	$(9)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$14	$-	$-
Other liabilities	(3)	(2)	(10)	(9)
Net amount recognized	$6	$12	$(10)	$(9)

Amounts Recognized in
AOCI, Net of Tax
Net (gain) loss	$22	$20	$-	$(1)
Prior service credit	-	-	-	(1)
Net amount recognized	$22	$20	$-	$(2)

Rate of Increase in Compensation
Retiree Life Insurance Plan	N/A	N/A	4.00%	4.00%
All other plans	N/A	N/A	N/A	N/A

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	3.93%	4.50%	4.03%
Expected return on plan assets	5.00%	6.50%	6.50%	6.50%

(1)	Amounts for our U.S. pension plans represent general and administrative expenses.

Consistent with our benefit plans’ year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate this assumption each plan year.  For 2015, our expected return on plan assets will be 5.00% for our pension plans.

The discount rate was determined based on a corporate yield curve as of December 31, 2014, and projected benefit obligation cash flows for the pension plans.  We reevaluate this assumption each plan year.  For 2015, our discount rate will be 4.00% for our pension plans.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans benefit obligation of $7 million, pre-tax.

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The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

	As of or For the
	Years Ended December 31,
	2014	2013	2012
Pre-65 health care cost trend rate	8.00%	7.50%	8.00%
Post-65 health care cost trend rate	6.25%	7.50%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2022	2020	2020

We expect the health care cost trend rate for 2015 to be 8.00% for the pre-65 population and 6.25% for the post-65 population.  A one percent increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.  A one percent decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

	As of December 31,
	2014	2013
Accumulated benefit obligation	$2	$2
Projected benefit obligation	2	2
Fair value of plan assets	-	-

Components of Net Periodic Benefit Cost

The components of net periodic benefit cost (in millions) for our pension and other postretirement plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012	2014	2013	2012
	Pension Benefits			Other Postretirement Benefits
Interest cost	$6	$5	$5	$1	$1	$1
Expected return on plan assets	(6)	(9)	(9)	(1)	-	-
Recognized net actuarial loss (gain)	3	1	1	-	-	-
Recognized actuarial gain due
to curtailments	-	-	-	-	(1)	-
Net periodic benefit cost (recovery)	$3	$(3)	$(3)	$-	$-	$1

We expect our 2015 pension plans’ net periodic benefit cost to be approximately $3 million.

For 2015, the estimated amount of amortization from AOCI into net periodic benefit cost related to net actuarial loss or gain is expected to be a  $4 million loss for our pension plans and less than  a $1 million loss for our other postretirement plans.

Plan Assets

Our pension plans’ asset target allocations by asset category based on estimated fair values were as follows:

	For the Years Ended
	December 31,
	2014	2013

Fixed maturity securities	100%	100%

The investment objectives for the assets related to our pension plans are to:

•	Maintain sufficient liquidity to pay obligations of the plans as they come due;
•	Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
•	Maintain an appropriate asset allocation policy;
•	Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
•	Control costs of administering and managing the plans’ investment operations.

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Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent.  Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

Our pension plans’ assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods.  Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

Fair Value of Plan Assets

See “Fair Value Measurement” in Note 1 for discussion of how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurements of our pension plans’ assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2014	2013	2014	2013

			Other
	Pension Plans		Postretirement Benefits
Fixed maturity securities:
Corporate bonds	$30	$86	$-	$-
U.S. government bonds	99	31	-	-
State and municipal bonds	-	9	-	-
Cash and invested cash	4	1	-	-
Other investments	-	-	6	6
Total	$133	$127	$6	$6

Valuation Methodologies and Associated Inputs for Pension Plans’ Assets

The fair value measurements of our pension plans’ assets are based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security’s fair value.  The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices.  Both observable and unobservable inputs are used in the valuation methodologies.  Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants.  In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes.  For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities.  In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix.  This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services’ valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs.  The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value.  This category includes highly liquid debt instruments purchased with a maturity of three months or less.  Due to the nature of these assets, we believe these assets should be classified as Level 2.

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Plan Cash Flows

It is our practice to make contributions to our qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under.  We do not expect to be required to make any contributions to these plans in 2015.

For our nonqualified pension and other postretirement benefit plans, we fund benefits as they become due to retirees.  The amount expected to be contributed to the plans during 2015 is less than $1 million and $2 million, respectively.

We expect the following benefit payments (in millions):

	Defined	Other
	Benefit	Post-
	Pension	retirement
	Plans	Plans
2015	$12	$2
2016	10	2
2017	10	1
2018	9	1
2019	9	1
Following five years thereafter	42	5

19.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents.  We make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  For the years ended December 31, 2014,  2013 and 2012, expenses for these plans were $75 million, $70 million and $68 million, respectively.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps.  Participants’ account values change due primarily to investment earnings driven by market fluctuations.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2014	2013
Total liabilities (1)	$423	$398
Investments held to fund liabilities (2)	160	166

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded

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applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amount of our contribution is calculated in accordance with the plan document.  Expenses (in millions) for this plan were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$10	$9	$7
Increase (decrease) in measurement of
liabilities, net of total return swap	5	11	11
Total	$15	$20	$18

Deferred Compensation Plans for Agents

We sponsor three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of our contributions are calculated in accordance with the plans’ documents.  Expenses (in millions) for these plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$2	$1	$1
Increase (decrease) in measurement of
liabilities, net of total return swap	2	4	5
Total	$4	$5	$6

Deferred Compensation Plan for Non-Employee Directors of LNC

Non-employee directors may defer a portion of their annual cash retainers as defined by the plan.  They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts.  The prescribed “phantom” investment options are identical to those offered in the employees’ deferred compensation plan.  For the years ended December 31, 2014, 2013 and 2012, expenses (income) for this plan were less than $(1) million, less than $1 million and $2 million, respectively.

Deferred Compensation Plan for Former JP Agents

Eligible former agents of JP may defer a portion of their commissions and bonuses as defined by the plan.  Participants may select from “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  For the years ended December 31, 2014,  2013 and 2012, expenses for this plan were $2 million, $2 million and $3 million, respectively.

20.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Stock options	$9	$8	$8
Performance shares	12	10	5
SARs	2	5	1
RSUs and nonvested stock	15	15	17
Total	$38	$38	$31

Recognized tax benefit	$13	$13	$11

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21.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, LRCVII, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

	As of December 31,
	2014	2013
U.S. capital and surplus	$7,991	$7,248

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$1,170	$425	$649
U.S. net income (loss)	1,401	495	600
U.S. dividends to LNC holding company	705	640	605

The increase in statutory net income (loss) when comparing 2014 to 2013 was due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

Our states of domicile, Indiana for LNL and New York for LLANY,  have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2014 and 2013.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using the Indiana universal life method	$140	$219
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(39)	(30)
Lesser of LOC and XXX additional reserve as surplus	2,751	2,635

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased

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reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.3 billion in 2015 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

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22.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$85,421	$85,421	$79,178	$79,178
VIEs’ fixed maturity securities	598	598	697	697
Equity securities	231	231	201	201
Trading securities	1,966	1,966	2,190	2,190
Mortgage loans on real estate	7,387	7,838	7,029	7,193
Derivative investments (1)	1,763	1,763	617	617
Other investments	1,551	1,551	1,208	1,208
Cash and invested cash	3,224	3,224	630	630
Reinsurance related embedded derivatives	-	-	159	159
Other assets:
Reinsurance recoverable	174	174	-	-
GLB reserves embedded derivatives (2)	-	-	1,244	1,244
Separate account assets	125,265	125,265	117,135	117,135

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1,170)	(1,170)	(1,048)	(1,048)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(699)	(699)	(809)	(809)
Account values of certain investment contracts	(27,779)	(31,493)	(29,024)	(30,514)
Short-term debt	(2)	(2)	(51)	(51)
Long-term debt	(2,662)	(3,047)	(2,600)	(2,634)
Reinsurance related embedded derivatives	(109)	(109)	-	-
VIEs’ liabilities – derivative instruments	(13)	(13)	(27)	(27)
Other liabilities:
Credit default swaps	(3)	(3)	(2)	(2)
Derivative liabilities (1)	(277)	(277)	(386)	(386)
GLB reserves embedded derivatives (2)	(174)	(174)	(1,244)	(1,244)

Benefit Plans' Assets (3)	139	139	133	133

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for additional detail.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of

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the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

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The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans' Assets	$-	$139	$-	$139

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	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$64,322	$2,912	$67,294
ABS	-	1,099	48	1,147
U.S. government bonds	304	21	-	325
Foreign government bonds	-	464	78	542
RMBS	-	4,143	1	4,144
CMBS	-	678	20	698
CLOs	-	47	178	225
State and municipal bonds	-	3,796	28	3,824
Hybrid and redeemable preferred securities	39	874	66	979
VIEs’ fixed maturity securities	102	595	-	697
Equity AFS securities	3	37	161	201
Trading securities	-	2,137	53	2,190
Derivative investments (1)	-	244	1,118	1,362
Cash and invested cash	-	630	-	630
Reinsurance related embedded derivatives	-	159	-	159
Other assets – GLB reserves embedded
derivatives	-	-	1,244	1,244
Separate account assets	1,766	115,369	-	117,135
Total assets	$2,274	$194,615	$5,907	$202,796

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(1,048)	$(1,048)
VIEs’ liabilities – derivative instruments	-	-	(27)	(27)
Other liabilities:
Credit default swaps	-	-	(2)	(2)
Derivative liabilities (1)	-	(879)	(252)	(1,131)
GLB reserves embedded derivatives	-	-	(1,244)	(1,244)
Total liabilities	$-	$(879)	$(2,573)	$(3,452)

Benefit Plans' Assets	$-	$133	$-	$133

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-		174
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

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	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs' liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives (5)	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

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	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,370	$(25)	$34	$277	$(605)	$2,051
ABS	53	-	1	(3)	(37)	14
U.S. government bonds	1	-	-	-	-	1
Foreign government bonds	97	-	-	(5)	(46)	46
RMBS	158	(3)	3	(8)	(147)	3
CMBS	31	(11)	16	(11)	2	27
CLOs	101	(2)	8	61	(14)	154
State and municipal bonds	-	-	-	32	-	32
Hybrid and redeemable
preferred securities	99	(1)	23	-	(5)	116
Equity AFS securities	56	(8)	13	26	-	87
Trading securities	67	3	4	(2)	(16)	56
Derivative investments	2,484	(823)	73	182	-	1,916
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(399)	(136)	-	(197)	-	(732)
VIEs' liabilities – derivative instruments (6)	(291)	163	-	-	-	(128)
Other liabilities – credit default swaps (7)	(16)	5	-	-	-	(11)
GLB reserves embedded derivatives (5)	(2,217)	1,308	-	-	-	(909)
Total, net	$2,594	$470	$175	$352	$(868)	$2,723

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

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 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable
preferred securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$363	$(26)	$(6)	$(49)	$(6)	$276
ABS	-	-	-	(2)	-	(2)
Foreign government bonds	-	-	(5)	-	-	(5)
RMBS	-	-	(6)	(2)	-	(8)
CMBS	-	-	-	(11)	-	(11)
CLOs	72	-	-	(11)	-	61
State and municipal bonds	32	-	-	-	-	32
Equity AFS securities	26	-	-	-	-	26
Trading securities	-	-	-	(2)	-	(2)
Derivative investments	454	(34)	(238)	-	-	182
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(99)	-	-	(98)	-	(197)
Total, net	$848	$(60)	$(255)	$(175)	$(6)	$352

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The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Derivative investments (1)	$(15)	$(753)	$(823)
Indexed annuity and IUL contracts
embedded derivatives (1)	(37)	(44)	(10)
Other assets – GLB reserves embedded derivatives (1)	(678)	(2,444)	-
VIEs’ liabilities – derivative instruments (1)	14	101	163
Other liabilities:
Credit default swaps (2)	(1)	9	6
GLB reserves embedded derivatives (1)	678	2,444	1,472
Total, net	$(39)	$(687)	$808

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred
securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves
embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS		(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

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	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$33	$(638)	$(605)
ABS	2	(39)	(37)
Foreign government bonds	-	(46)	(46)
RMBS	-	(147)	(147)
CMBS	5	(3)	2
CLOs	6	(20)	(14)
Hybrid and redeemable preferred securities	35	(40)	(5)
Trading securities	2	(18)	(16)
Total, net	$83	$(951)	$(868)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,262	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	11.6%
ABS	64	Discounted cash flow	Liquidity/duration adjustment (1)	2.8%	-	3.0%
Foreign government bonds	80	Discounted cash flow	Liquidity/duration adjustment (1)	2.0%	-	3.5%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	7.3%
Other assets – reinsurance
recoverable	174	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,170)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(174)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)

Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market

72

makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

23.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

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•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$3,450	$3,044	$2,713
Retirement Plan Services	1,081	1,061	1,015
Life Insurance	5,343	4,781	4,820
Group Protection	2,445	2,260	2,090
Other Operations	406	392	411
Excluded realized gain (loss), pre-tax	(689)	(81)	(235)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,039	$11,460	$10,817

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$901	$715	$608
Retirement Plan Services	154	135	131
Life Insurance	373	464	538
Group Protection	23	71	72
Other Operations	(13)	(5)	(39)
Excluded realized gain (loss), after-tax	(446)	(53)	(152)
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax	2	2	2
Impairment of intangibles, after-tax	-	-	2
Net income (loss)	$994	$1,329	$1,162

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	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$1,013	$1,022	$1,058
Retirement Plan Services	828	825	797
Life Insurance	2,376	2,317	2,297
Group Protection	180	165	161
Other Operations	251	232	238
Total net investment income	$4,648	$4,561	$4,551

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$346	$374	$307
Retirement Plan Services	37	48	42
Life Insurance	640	441	609
Group Protection	57	53	48
Total amortization of DAC and VOBA, net of interest	$1,080	$916	$1,006

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$225	$159	$117
Retirement Plan Services	48	46	29
Life Insurance	167	225	326
Group Protection	12	38	38
Other Operations	10	(9)	(82)
Excluded realized gain (loss)	(243)	(29)	(83)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Impairment of intangibles	-	-	(2)
Total federal income tax expense (benefit)	$220	$431	$344

	As of December 31,
	2014	2013
Assets
Annuities	$130,509	$119,147
Retirement Plan Services	33,686	32,367
Life Insurance	69,712	67,470
Group Protection	4,239	3,865
Other Operations	15,364	14,659
Total assets	$253,510	$237,508

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24.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Interest paid	$104	$91	$134
Income taxes paid (received)	172	(6)	136
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	(500)	-	-
Acquisition of note receivable from affiliate	712	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	88	360	-
Carrying value of liability	(88)	(360)	-
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$15	$11	$367
Carrying value of liabilities	15	11	(367)
Total reinsurance ceded	$30	$22	$-
Reinsurance recaptured:
Carrying value of assets	$-	$-	$(34)
Carrying value of liabilities	-	-	(84)
Total reinsurance recaptured	$-	$-	$(118)
Reinsurance novated:
Carrying value of assets	$-	$-	$-
Carrying value of liabilities	-	-	(26)
Total reinsurance novated	$-	$-	$(26)

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25.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2014	2013
Assets with affiliates:
Accrued inter-company interest receivable	$2	$2	Accrued investment income
Bonds	1,410	873	Fixed maturity AFS securities
Ceded reinsurance contracts	(239)	-	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,700	1,559	Reinsurance recoverables
Ceded reinsurance contracts	44	268	Reinsurance related embedded derivatives
Ceded reinsurance contracts	71	51	Other assets
Cash management agreement investment	449	777	Other assets
Promissory note due from LNC	-	-	Fixed maturity AFS securities
Service agreement receivable	48	5	Other assets
Ceded reinsurance contracts	10	202	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	4	4	Other liabilities
Assumed reinsurance contracts	25	407	Future contract benefits
Assumed reinsurance contracts	413	-	Other contract holder funds
Service agreement payable	62	-	Other liabilities
Ceded reinsurance contracts	(53)	-	Other contract holder funds
Ceded reinsurance contracts	3,677	2,244	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	72	1,244	Other liabilities
Inter-company short-term debt	2	51	Short-term debt
Inter-company long-term debt	2,412	2,350	Long-term debt

77

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(574)	$(318)	$(188)	Insurance premiums
Net investment income on intercompany notes	12	5	-	Net investment income
Fees for management of general account	(105)	(103)	(92)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	1,265	(2,153)	-	Realized gain (loss)
Reinsurance related settlements	(1,573)	2,110	-	Realized gain (loss)
Other gains (losses)	(199)	242	-	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	255	(205)	(433)	Benefits
Service agreement payments	76	100	114	Commissions and other
				expenses
Interest expense on inter-company debt	102	92	109	Interest and debt expense
Interest credited on assumed reinsurance contracts	15	-	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Fees for Management of General Account

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company (“LIMCO”), also a wholly-owned subsidiary of LNC.  LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $186 million and $651 million as of December 31, 2014 and 2013, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

26.  Subsequent Events

On March 16, 2015, LNL paid a cash dividend in the amount of $400 million to LNC.

E-78

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
ABVPSF Global Thematic Growth Class B	$28,688,922	$5,277	$28,694,199	$—	$1,294	$28,692,905
ABVPSF International Value Class B	5,099	—	5,099	—	—	5,099
ABVPSF Large Cap Growth Class B	10,434,348	—	10,434,348	494	466	10,433,388
ABVPSF Small/Mid Cap Value Class A	57,826	—	57,826	—	1	57,825
ABVPSF Small/Mid Cap Value Class B	194,410,891	—	194,410,891	132,525	8,691	194,269,675
Alps|Alerian Energy Infrastructure Class I	109,931	7,275	117,206	—	1	117,205
Alps|Alerian Energy Infrastructure Class III	1,921,430	—	1,921,430	—	63	1,921,367
Alps|Stadion Tactical Defensive Class I	38,026	43,878	81,904	—	—	81,904
Alps|Stadion Tactical Defensive Class III	764,897	—	764,897	—	25	764,872
American Funds Asset Allocation Class 1	1,083,393	—	1,083,393	—	27	1,083,366
American Funds Asset Allocation Class 4	5,036,789	—	5,036,789	—	162	5,036,627
American Funds Blue Chip Income and Growth Class 1	2,328,872	—	2,328,872	—	55	2,328,817
American Funds Blue Chip Income and Growth Class 4	2,949,296	—	2,949,296	—	103	2,949,193
American Funds Bond Class 1	2,028,719	—	2,028,719	127	44	2,028,548
American Funds Capital Income Builder Class 1	44,135	73,069	117,204	—	1	117,203
American Funds Capital Income Builder Class 4	3,264,285	—	3,264,285	—	115	3,264,170
American Funds Global Balanced Class 1	344,393	—	344,393	—	7	344,386
American Funds Global Bond Class 1	1,648,880	198	1,649,078	—	42	1,649,036
American Funds Global Growth Class 1	929,886	—	929,886	—	19	929,867
American Funds Global Growth Class 2	300,075,885	7,694	300,083,579	—	12,746	300,070,833
American Funds Global Growth Class 4	1,707,680	—	1,707,680	—	57	1,707,623
American Funds Global Growth and Income Class 1	541,544	—	541,544	—	15	541,529
American Funds Global Small Capitalization Class 1	647,288	—	647,288	—	14	647,274
American Funds Global Small Capitalization Class 2	444,127,258	—	444,127,258	4,834	15,523	444,106,901
American Funds Global Small Capitalization Class 4	1,105,391	—	1,105,391	—	38	1,105,353
American Funds Growth Class 1	5,210,541	—	5,210,541	548	116	5,209,877
American Funds Growth Class 2	1,582,673,410	—	1,582,673,410	397,014	71,232	1,582,205,164
American Funds Growth Class 4	7,385,336	—	7,385,336	—	241	7,385,095
American Funds Growth-Income Class 1	2,917,925	—	2,917,925	422	60	2,917,443
American Funds Growth-Income Class 2	2,071,767,724	—	2,071,767,724	488,701	83,433	2,071,195,590
American Funds Growth-Income Class 4	4,572,559	—	4,572,559	—	151	4,572,408
American Funds High-Income Bond Class 1	777,620	148	777,768	—	19	777,749
American Funds International Class 1	2,008,291	382	2,008,673	—	39	2,008,634
American Funds International Class 2	729,785,976	—	729,785,976	182,297	29,112	729,574,567
American Funds International Class 4	3,027,331	—	3,027,331	—	106	3,027,225
American Funds International Growth and Income Class 1	1,533,947	—	1,533,947	—	36	1,533,911
American Funds Managed Risk Asset Allocation Class P1	749,963	—	749,963	—	13	749,950
American Funds Managed Risk Asset Allocation Class P2	6,290,963	8,667	6,299,630	—	250	6,299,380
American Funds Managed Risk Blue Chip Income and Growth Class P1	101,231	—	101,231	—	3	101,228
American Funds Managed Risk Growth Class P1	68,836	—	68,836	—	3	68,833

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds Managed Risk Growth-Income Class P1	$26,677	$—	$26,677	$—	$1	$26,676
American Funds Managed Risk International Class P1	13,648	—	13,648	—	—	13,648
American Funds Mortgage Class 1	276,235	—	276,235	—	9	276,226
American Funds Mortgage Class 4	52,830	—	52,830	—	2	52,828
American Funds New World Class 1	1,618,309	27,425	1,645,734	—	37	1,645,697
American Funds New World Class 4	2,083,577	—	2,083,577	—	70	2,083,507
American Funds U.S. Government/AAA-Rated Securities Class 1	186,394	—	186,394	—	6	186,388
BlackRock Global Allocation V.I. Class I	1,432,261	11,640	1,443,901	—	28	1,443,873
BlackRock Global Allocation V.I. Class III	1,315,235,424	—	1,315,235,424	342,662	63,033	1,314,829,729
ClearBridge Variable Aggressive Growth Class I	162,354	35,102	197,456	—	2	197,454
ClearBridge Variable Aggressive Growth Class II	4,723,218	—	4,723,218	—	152	4,723,066
ClearBridge Variable Mid Cap Core Class I	2,559	—	2,559	—	—	2,559
ClearBridge Variable Mid Cap Core Class II	14,288,490	19,150	14,307,640	—	638	14,307,002
Delaware VIP Diversified Income Standard Class	1,143,618	—	1,143,618	—	29	1,143,589
Delaware VIP Diversified Income Service Class	1,681,542,794	177,525	1,681,720,319	—	74,402	1,681,645,917
Delaware VIP Emerging Markets Standard Class	3,141	—	3,141	—	—	3,141
Delaware VIP Emerging Markets Service Class	325,242,690	184,358	325,427,048	—	14,695	325,412,353
Delaware VIP High Yield Standard Class	4,346,870	—	4,346,870	4	171	4,346,695
Delaware VIP High Yield Service Class	183,106,365	—	183,106,365	60,881	8,508	183,036,976
Delaware VIP International Value Equity Standard Class	159,210	—	159,210	—	6	159,204
Delaware VIP Limited-Term Diversified Income Standard Class	1,237,069	—	1,237,069	—	45	1,237,024
Delaware VIP Limited-Term Diversified Income Service Class	1,356,408,287	28,973	1,356,437,260	—	49,994	1,356,387,266
Delaware VIP REIT Standard Class	5,926,750	—	5,926,750	—	235	5,926,515
Delaware VIP REIT Service Class	176,180,396	—	176,180,396	9,104	8,168	176,163,124
Delaware VIP Small Cap Value Standard Class	7,560,261	—	7,560,261	—	296	7,559,965
Delaware VIP Small Cap Value Service Class	355,890,656	—	355,890,656	142,030	16,364	355,732,262
Delaware VIP Smid Cap Growth Standard Class	8,365,977	—	8,365,977	67	327	8,365,583
Delaware VIP Smid Cap Growth Service Class	147,833,233	—	147,833,233	184,130	6,726	147,642,377
Delaware VIP U.S. Growth Service Class	356,260,363	—	356,260,363	161,581	11,329	356,087,453
Delaware VIP Value Standard Class	7,091,786	—	7,091,786	—	281	7,091,505
Delaware VIP Value Service Class	288,254,080	—	288,254,080	376,157	13,677	287,864,246
Deutsche Alternative Asset Allocation VIP Class A	852,299	—	852,299	—	26	852,273
Deutsche Alternative Asset Allocation VIP Class B	55,629,108	8,003	55,637,111	—	2,587	55,634,524
Deutsche Equity 500 Index VIP Class A	7,058,748	—	7,058,748	—	321	7,058,427
Deutsche Small Cap Index VIP Class A	4,366,755	11	4,366,766	—	188	4,366,578
Eaton Vance VT Floating-Rate Income Fund Initial Class	1,407,422	—	1,407,422	—	47	1,407,375

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Eaton Vance VT Floating-Rate Income Fund Advisor Class	$439,062	$—	$439,062	$—	$6	$439,056
Fidelity VIP Contrafund Initial Class	126,514	—	126,514	—	1	126,513
Fidelity VIP Contrafund Service Class 2	1,129,819,834	22,565	1,129,842,399	—	51,296	1,129,791,103
Fidelity VIP Growth Initial Class	5,379,633	—	5,379,633	—	208	5,379,425
Fidelity VIP Growth Service Class 2	156,869,185	215,056	157,084,241	—	7,420	157,076,821
Fidelity VIP Mid Cap Initial Class	588,676	—	588,676	—	7	588,669
Fidelity VIP Mid Cap Service Class 2	554,946,775	—	554,946,775	58,314	24,815	554,863,646
First Trust Multi Income Allocation Class I	424,582	—	424,582	—	14	424,568
First Trust/Dow Jones Dividend & Income Allocation Class I	1,555,752	—	1,555,752	—	58	1,555,694
Franklin Founding Funds Allocation VIP Class 4	6,459,806	—	6,459,806	—	221	6,459,585
Franklin Income VIP Class 2	640,695,802	—	640,695,802	416,686	27,867	640,251,249
Franklin Income VIP Class 4	7,785,417	—	7,785,417	—	267	7,785,150
Franklin Mutual Shares VIP Class 2	816,397,392	—	816,397,392	19,809	27,714	816,349,869
Franklin Mutual Shares VIP Class 4	821,229	—	821,229	—	28	821,201
Franklin Rising Dividends VIP Class 1	21,460	64,294	85,754	—	—	85,754
Franklin Rising Dividends VIP Class 4	2,612,551	—	2,612,551	—	93	2,612,458
Franklin Small Cap Value VIP Class 1	280,719	—	280,719	—	3	280,716
Franklin Small Cap Value VIP Class 4	729,639	—	729,639	—	24	729,615
Franklin Small-Mid Cap Growth VIP Class 4	631,706	—	631,706	—	22	631,684
Goldman Sachs VIT Large Cap Value Service Class	171,020,085	—	171,020,085	27,129	4,547	170,988,409
Goldman Sachs VIT Money Market Institutional Class	330,160	—	330,160	—	4	330,156
Goldman Sachs VIT Money Market Service Class	6,913,549	—	6,913,549	—	222	6,913,327
Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class	761,080	—	761,080	—	24	761,056
Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class	29,011	—	29,011	—	—	29,011
Goldman Sachs VIT Strategic Income Advisor Class	725,105	—	725,105	—	26	725,079
Guggenheim Long Short Equity	337,517	—	337,517	—	11	337,506
Guggenheim Multi-Hedge Strategies	504,115	—	504,115	—	16	504,099
Hartford Capital Appreciation HLS Class IA	49,360	—	49,360	—	1	49,359
Hartford Capital Appreciation HLS Class IC	1,575,831	—	1,575,831	—	57	1,575,774
Huntington VA Dividend Capture	1,389,976	—	1,389,976	—	53	1,389,923
Invesco V.I. American Franchise Series I	2,631,498	—	2,631,498	—	104	2,631,394
Invesco V.I. American Franchise Series II	1,160,188	6	1,160,194	—	54	1,160,140
Invesco V.I. Balanced-Risk Allocation Series I	163,615	—	163,615	—	2	163,613
Invesco V.I. Balanced-Risk Allocation Series II	1,409,987	—	1,409,987	—	51	1,409,936
Invesco V.I. Comstock Series II	1,123,639	—	1,123,639	—	36	1,123,603
Invesco V.I. Core Equity Series I	8,378,630	—	8,378,630	205	342	8,378,083
Invesco V.I. Core Equity Series II	2,328,554	—	2,328,554	18	102	2,328,434
Invesco V.I. Diversified Dividend Series I	20,112	—	20,112	—	—	20,112
Invesco V.I. Diversified Dividend Series II	703,275	—	703,275	—	22	703,253
Invesco V.I. Equally-Weighted S&P 500 Series II	1,469,634	14,007	1,483,641	—	49	1,483,592
Invesco V.I. Equity and Income Series II	1,296,517	—	1,296,517	—	43	1,296,474
Invesco V.I. International Growth Series I	2,385,989	—	2,385,989	—	90	2,385,899
Invesco V.I. International Growth Series II	11,570,829	47,099	11,617,928	—	486	11,617,442

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Ivy Funds VIP Asset Strategy Class A	$4,055,756	$71,614	$4,127,370	$—	$133	$4,127,237
Ivy Funds VIP Energy Class A	882,754	—	882,754	—	27	882,727
Ivy Funds VIP High Income Class A	2,334,184	—	2,334,184	—	83	2,334,101
Ivy Funds VIP Micro Cap Growth Class A	400,419	—	400,419	—	13	400,406
Ivy Funds VIP Mid Cap Growth Class A	672,528	—	672,528	—	24	672,504
Ivy Funds VIP Science and Technology Class A	1,652,569	158,386	1,810,955	—	53	1,810,902
Janus Aspen Balanced Service Class	16,991,639	—	16,991,639	76	766	16,990,797
Janus Aspen Enterprise Service Class	5,735,334	—	5,735,334	13	257	5,735,064
Janus Aspen Global Research Service Class	960,561	—	960,561	—	42	960,519
JPMIT Intrepid Mid Cap Class 1	51,853	—	51,853	—	1	51,852
JPMIT Intrepid Mid Cap Class 2	1,581,280	—	1,581,280	—	49	1,581,231
LVIP American Balanced Allocation Standard Class	9,024,609	—	9,024,609	—	169	9,024,440
LVIP American Balanced Allocation Service Class	2,574,269	50,000	2,624,269	—	86	2,624,183
LVIP American Century VP Mid Cap Value RPM Service Class	83,904,107	115,219	84,019,326	—	3,881	84,015,445
LVIP American Global Growth Service Class II	90,280,789	25,009	90,305,798	—	4,133	90,301,665
LVIP American Global Small Capitalization Service Class II	67,233,349	382,607	67,615,956	—	3,069	67,612,887
LVIP American Growth Allocation Standard Class	732,094	—	732,094	—	18	732,076
LVIP American Growth Allocation Service Class	3,156,866	—	3,156,866	—	107	3,156,759
LVIP American Growth Service Class II	303,273,298	179,555	303,452,853	—	14,167	303,438,686
LVIP American Growth-Income Service Class II	250,210,442	203,377	250,413,819	—	11,609	250,402,210
LVIP American Income Allocation Standard Class	6,381	—	6,381	—	—	6,381
LVIP American International Service Class II	138,285,681	377,033	138,662,714	—	6,471	138,656,243
LVIP American Preservation Standard Class	127,961	—	127,961	—	4	127,957
LVIP American Preservation Service Class	151,903	—	151,903	—	5	151,898
LVIP AQR Enhanced Global Strategies Standard Class	14,825	—	14,825	—	—	14,825
LVIP AQR Enhanced Global Strategies Service Class	1,298,283	—	1,298,283	—	44	1,298,239
LVIP Baron Growth Opportunities Standard Class	524,982	—	524,982	—	7	524,975
LVIP Baron Growth Opportunities Service Class	175,945,216	—	175,945,216	13,860	8,136	175,923,220
LVIP BlackRock Emerging Markets RPM Standard Class	123,197	—	123,197	—	5	123,192
LVIP BlackRock Emerging Markets RPM Service Class	166,385,649	138,363	166,524,012	—	7,678	166,516,334
LVIP BlackRock Equity Dividend RPM Standard Class	351,621	—	351,621	—	6	351,615
LVIP BlackRock Equity Dividend RPM Service Class	459,100,176	135,688	459,235,864	—	21,679	459,214,185
LVIP BlackRock Global Allocation V.I. RPM Standard Class	292,910	—	292,910	—	8	292,902

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP BlackRock Global Allocation V.I. RPM Service Class	$753,273,392	$423,044	$753,696,436	$—	$36,650	$753,659,786
LVIP BlackRock Inflation Protected Bond Standard Class	500,792	—	500,792	—	13	500,779
LVIP BlackRock Inflation Protected Bond Service Class	789,727,615	—	789,727,615	71,910	34,813	789,620,892
LVIP BlackRock Multi-Asset Income Standard Class	137,693	70,205	207,898	—	2	207,896
LVIP BlackRock Multi-Asset Income Service Class	961,772	—	961,772	—	32	961,740
LVIP Capital Growth Service Class	316,408,116	—	316,408,116	79,626	8,946	316,319,544
LVIP Clarion Global Real Estate Standard Class	291,228	—	291,228	—	3	291,225
LVIP Clarion Global Real Estate Service Class	106,064,775	—	106,064,775	109,884	4,891	105,950,000
LVIP ClearBridge Variable Appreciation RPM Standard Class	65,850	—	65,850	—	2	65,848
LVIP ClearBridge Variable Appreciation RPM Service Class	60,797,135	516,261	61,313,396	—	2,658	61,310,738
LVIP Columbia Small-Mid Cap Growth RPM Service Class	248,312,842	—	248,312,842	202,749	11,580	248,098,513
LVIP Delaware Bond Standard Class	106,532,328	64,726	106,597,054	—	4,926	106,592,128
LVIP Delaware Bond Service Class	2,646,481,841	1,133,402	2,647,615,243	—	99,101	2,647,516,142
LVIP Delaware Diversified Floating Rate Standard Class	1,279,052	—	1,279,052	—	40	1,279,012
LVIP Delaware Diversified Floating Rate Service Class	752,438,855	—	752,438,855	607,088	35,181	751,796,586
LVIP Delaware Foundation Aggressive Allocation Standard Class	6,234,469	—	6,234,469	226	290	6,233,953
LVIP Delaware Foundation Aggressive Allocation Service Class	18,592,043	—	18,592,043	58,162	899	18,532,982
LVIP Delaware Growth and Income Service Class	42,474,974	19,991	42,494,965	—	1,963	42,493,002
LVIP Delaware Social Awareness Standard Class	9,365,809	—	9,365,809	14,786	417	9,350,606
LVIP Delaware Social Awareness Service Class	64,499,741	13,412	64,513,153	—	2,847	64,510,306
LVIP Delaware Special Opportunities Service Class	51,323,894	3,070	51,326,964	—	2,281	51,324,683
LVIP Dimensional Non-U.S. Equity RPM Standard Class	2,731,971	—	2,731,971	—	48	2,731,923
LVIP Dimensional Non-U.S. Equity RPM Service Class	171,458,204	—	171,458,204	221,803	7,880	171,228,521
LVIP Dimensional U.S. Equity RPM Standard Class	4,813,877	—	4,813,877	—	85	4,813,792
LVIP Dimensional U.S. Equity RPM Service Class	301,179,780	—	301,179,780	888,098	13,842	300,277,840
LVIP Dimensional/Vanguard Total Bond Standard Class	4,935,763	—	4,935,763	—	97	4,935,666
LVIP Dimensional/Vanguard Total Bond Service Class	337,901,495	181,461	338,082,956	—	15,475	338,067,481
LVIP Franklin Mutual Shares RPM Standard Class	19,769	—	19,769	—	—	19,769
LVIP Franklin Mutual Shares RPM Service Class	87,931,171	71,820	88,002,991	—	4,209	87,998,782

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Franklin Templeton Multi-Asset Opportunities Service Class	$591,642	$—	$591,642	$—	$19	$591,623
LVIP Global Income Service Class	586,465,556	9,966	586,475,522	—	26,296	586,449,226
LVIP Goldman Sachs Income Builder Standard Class	20,030	—	20,030	—	—	20,030
LVIP Goldman Sachs Income Builder Service Class	589,564	—	589,564	—	20	589,544
LVIP Invesco Diversified Equity Income RPM Service Class	30,263,739	106,494	30,370,233	—	1,375	30,368,858
LVIP Invesco V.I. Comstock RPM Standard Class	79,232	—	79,232	—	3	79,229
LVIP Invesco V.I. Comstock RPM Service Class	68,946,340	200,102	69,146,442	—	3,097	69,143,345
LVIP JPMorgan High Yield Service Class	145,212,975	—	145,212,975	184,270	5,901	145,022,804
LVIP JPMorgan Mid Cap Value RPM Standard Class	80,065	—	80,065	—	1	80,064
LVIP JPMorgan Mid Cap Value RPM Service Class	305,584,371	300,158	305,884,529	—	14,336	305,870,193
LVIP Managed Risk American Balanced Allocation Standard Class	552,558	—	552,558	—	13	552,545
LVIP Managed Risk American Balanced Allocation Service Class	3,880,676	10,300	3,890,976	—	156	3,890,820
LVIP Managed Risk American Growth Allocation Standard Class	860,237	—	860,237	—	20	860,217
LVIP Managed Risk American Growth Allocation Service Class	19,106,135	35,215	19,141,350	—	772	19,140,578
LVIP Managed Risk Profile 2010 Service Class	5,629,675	—	5,629,675	—	257	5,629,418
LVIP Managed Risk Profile 2020 Service Class	14,458,615	—	14,458,615	—	646	14,457,969
LVIP Managed Risk Profile 2030 Service Class	7,397,136	—	7,397,136	—	342	7,396,794
LVIP Managed Risk Profile 2040 Service Class	6,008,306	—	6,008,306	—	278	6,008,028
LVIP Managed Risk Profile Conservative Standard Class	33,411	—	33,411	—	1	33,410
LVIP Managed Risk Profile Conservative Service Class	1,231,189,434	192,186	1,231,381,620	—	58,052	1,231,323,568
LVIP Managed Risk Profile Growth Standard Class	4,067,813	—	4,067,813	—	79	4,067,734
LVIP Managed Risk Profile Growth Service Class	8,252,197,912	5,484,496	8,257,682,408	—	352,133	8,257,330,275
LVIP Managed Risk Profile Moderate Standard Class	583,382	—	583,382	—	26	583,356
LVIP Managed Risk Profile Moderate Service Class	6,542,285,916	1,497,060	6,543,782,976	—	280,378	6,543,502,598
LVIP MFS International Growth Standard Class	2,350	7,275	9,625	—	—	9,625
LVIP MFS International Growth Service Class	152,250,020	36,725	152,286,745	—	5,430	152,281,315
LVIP MFS International Growth RPM Service Class	87,605,652	138,766	87,744,418	—	4,122	87,740,296
LVIP MFS Value Standard Class	6,835	—	6,835	—	—	6,835
LVIP MFS Value Service Class	879,838,085	—	879,838,085	182,481	28,785	879,626,819
LVIP Mid-Cap Value Service Class	137,050,112	—	137,050,112	42,504	6,256	137,001,352
LVIP Mondrian International Value Standard Class	15,358,180	—	15,358,180	25,043	720	15,332,417

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Mondrian International Value Service Class	$301,642,085	$94,380	$301,736,465	$—	$11,362	$301,725,103
LVIP Money Market Standard Class	32,832,620	155,869	32,988,489	—	1,450	32,987,039
LVIP Money Market Service Class	262,205,485	—	262,205,485	301,420	11,841	261,892,224
LVIP Multi-Manager Global Equity RPM Service Class	5,051,085	5,946	5,057,031	—	247	5,056,784
LVIP PIMCO Low Duration Bond Standard Class	84,093	—	84,093	—	2	84,091
LVIP PIMCO Low Duration Bond Service Class	52,030,155	1,430,730	53,460,885	—	2,335	53,458,550
LVIP SSgA Bond Index Standard Class	423,156	—	423,156	—	9	423,147
LVIP SSgA Bond Index Service Class	982,150,781	—	982,150,781	156,955	45,592	981,948,234
LVIP SSgA Conservative Index Allocation Service Class	61,016,492	—	61,016,492	1,420	2,764	61,012,308
LVIP SSgA Conservative Structured Allocation Standard Class	166,187	—	166,187	—	2	166,185
LVIP SSgA Conservative Structured Allocation Service Class	190,013,205	—	190,013,205	5,371	8,817	189,999,017
LVIP SSgA Developed International 150 Standard Class	253,342	—	253,342	—	6	253,336
LVIP SSgA Developed International 150 Service Class	145,568,871	9,591	145,578,462	—	6,773	145,571,689
LVIP SSgA Emerging Markets 100 Standard Class	462,473	—	462,473	—	10	462,463
LVIP SSgA Emerging Markets 100 Service Class	169,930,966	—	169,930,966	220,384	7,906	169,702,676
LVIP SSgA Global Tactical Allocation RPM Standard Class	222,658	—	222,658	—	5	222,653
LVIP SSgA Global Tactical Allocation RPM Service Class	884,963,246	132,060	885,095,306	—	42,100	885,053,206
LVIP SSgA International Index Standard Class	372,410	43,833	416,243	—	9	416,234
LVIP SSgA International Index Service Class	274,338,324	159,501	274,497,825	—	12,774	274,485,051
LVIP SSgA International RPM Service Class	15,078,329	14,140	15,092,469	—	705	15,091,764
LVIP SSgA Large Cap 100 Standard Class	1,636,102	—	1,636,102	—	51	1,636,051
LVIP SSgA Large Cap 100 Service Class	324,559,432	635,953	325,195,385	—	15,393	325,179,992
LVIP SSgA Large Cap RPM Standard Class	1,417	—	1,417	—	—	1,417
LVIP SSgA Large Cap RPM Service Class	98,783,734	76,778	98,860,512	—	4,602	98,855,910
LVIP SSgA Moderate Index Allocation Service Class	190,734,856	—	190,734,856	4,285	8,808	190,721,763
LVIP SSgA Moderate Structured Allocation Service Class	830,539,527	—	830,539,527	110,273	38,518	830,390,736
LVIP SSgA Moderately Aggressive Index Allocation Service Class	166,333,843	—	166,333,843	270,537	7,577	166,055,729
LVIP SSgA Moderately Aggressive Structured Allocation Service Class	426,564,809	6,788	426,571,597	—	20,117	426,551,480
LVIP SSgA S&P 500 Index Standard Class	36,083,947	67,001	36,150,948	—	1,478	36,149,470
LVIP SSgA S&P 500 Index Service Class	857,365,640	—	857,365,640	237,944	40,217	857,087,479
LVIP SSgA Small-Cap Index Standard Class	1,363,893	63,197	1,427,090	—	27	1,427,063
LVIP SSgA Small-Cap Index Service Class	273,300,383	—	273,300,383	401,368	12,533	272,886,482
LVIP SSgA Small-Cap RPM Standard Class	80,915	—	80,915	—	2	80,913
LVIP SSgA Small-Cap RPM Service Class	89,148,460	63,379	89,211,839	—	4,140	89,207,699
LVIP SSgA Small-Mid Cap 200 Standard Class	1,469,362	—	1,469,362	—	42	1,469,320
LVIP SSgA Small-Mid Cap 200 Service Class	110,615,595	—	110,615,595	46,860	5,172	110,563,563

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP T. Rowe Price Growth Stock Standard Class	$50,707	$—	$50,707	$—	$1	$50,706
LVIP T. Rowe Price Growth Stock Service Class	177,623,753	—	177,623,753	30,777	8,128	177,584,848
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	2,726,304	24	2,726,328	—	131	2,726,197
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	93,479,153	—	93,479,153	50,891	4,171	93,424,091
LVIP Templeton Growth RPM Service Class	592,835,950	503,471	593,339,421	—	27,384	593,312,037
LVIP UBS Large Cap Growth RPM Standard Class	2,252,620	14	2,252,634	—	116	2,252,518
LVIP UBS Large Cap Growth RPM Service Class	234,475,663	71,069	234,546,732	—	11,091	234,535,641
LVIP Vanguard Domestic Equity ETF Standard Class	451,352	—	451,352	—	14	451,338
LVIP Vanguard Domestic Equity ETF Service Class	98,989,207	302,673	99,291,880	—	4,391	99,287,489
LVIP Vanguard International Equity ETF Standard Class	384,747	—	384,747	—	12	384,735
LVIP Vanguard International Equity ETF Service Class	55,018,857	12,077	55,030,934	—	2,433	55,028,501
LVIP VIP Contrafund RPM Standard Class	436,128	—	436,128	—	10	436,118
LVIP VIP Contrafund RPM Service Class	270,364,850	—	270,364,850	42,293	12,738	270,309,819
LVIP VIP Mid Cap RPM Service Class	11,466,292	5,221	11,471,513	—	534	11,470,979
Lord Abbett Series Fund Bond Debenture Class VC	1,565,199	14,550	1,579,749	—	42	1,579,707
Lord Abbett Series Fund Developing Growth Class VC	796,485	96,532	893,017	—	25	892,992
Lord Abbett Series Fund Fundamental Equity Class VC	16,496,658	—	16,496,658	24,798	436	16,471,424
Lord Abbett Series Fund Short Duration Income Class VC	2,553,088	78,981	2,632,069	—	81	2,631,988
MFS VIT Core Equity Service Class	2,602,306	—	2,602,306	2	117	2,602,187
MFS VIT Growth Initial Class	3,261,160	—	3,261,160	114	127	3,260,919
MFS VIT Growth Service Class	50,713,489	30,078	50,743,567	—	1,952	50,741,615
MFS VIT Total Return Initial Class	9,082,721	—	9,082,721	85	360	9,082,276
MFS VIT Total Return Service Class	13,180	—	13,180	—	1	13,179
MFS VIT Utilities Initial Class	10,684,498	—	10,684,498	—	417	10,684,081
MFS VIT Utilities Service Class	233,401,545	—	233,401,545	21,176	10,365	233,370,004
MFS VIT II International Value Initial Class	36,885	32,147	69,032	—	—	69,032
MFS VIT II International Value Service Class	1,740,823	—	1,740,823	—	58	1,740,765
Morgan Stanley UIF Capital Growth Class II	1,743,781	—	1,743,781	—	46	1,743,735
NB AMT Mid Cap Intrinsic Value I Class	37,613,173	—	37,613,173	12,577	1,735	37,598,861
Oppenheimer Global Fund/VA Service Class	8,528,329	—	8,528,329	13,423	229	8,514,677
Oppenheimer International Growth Fund/VA Non-Service Class	527,493	—	527,493	—	7	527,486
Oppenheimer International Growth Fund/VA Service Class	1,205,035	—	1,205,035	—	40	1,204,995
Oppenheimer Main Street Small Cap Fund/VA Non-Service Class	868,067	—	868,067	—	31	868,036
PIMCO VIT All Asset All Authority Advisor Class	744,251	—	744,251	—	26	744,225
PIMCO VIT All Asset All Authority Institutional Class	96,767	—	96,767	—	1	96,766
See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
PIMCO VIT CommodityRealReturn Strategy Advisor Class	$11,260,416	$4,028	$11,264,444	$—	$471	$11,263,973
PIMCO VIT CommodityRealReturn Strategy Institutional Class	4,126	—	4,126	—	—	4,126
PIMCO VIT Emerging Markets Bond Advisor Class	833,499	—	833,499	—	27	833,472
PIMCO VIT Unconstrained Bond Advisor Class	558,189	—	558,189	—	19	558,170
Putnam VT Absolute Return 500 Class IB	818,391	—	818,391	—	27	818,364
Putnam VT Global Health Care Class IB	6,660,456	—	6,660,456	—	281	6,660,175
Putnam VT Growth & Income Class IB	1,738,970	—	1,738,970	5	78	1,738,887
SIPT VP Market Growth Strategy Class III	259,810	—	259,810	—	8	259,802
SIPT VP Market Plus Strategy Class III	1,107,644	—	1,107,644	—	38	1,107,606
Templeton Foreign VIP Class 1	20,057	—	20,057	—	—	20,057
Templeton Foreign VIP Class 4	707,428	—	707,428	—	22	707,406
Templeton Global Bond VIP Class 1	864,411	100,851	965,262	—	9	965,253
Templeton Global Bond VIP Class 2	467,019,732	7,578	467,027,310	—	20,498	467,006,812
Templeton Global Bond VIP Class 4	3,945,526	—	3,945,526	—	137	3,945,389
Templeton Growth VIP Class 2	39,463,230	—	39,463,230	21,136	1,824	39,440,270
Transparent Value Directional Allocation VI Class I	34,995	—	34,995	—	—	34,995
Transparent Value Directional Allocation VI Class II	11,078,860	—	11,078,860	—	350	11,078,510
UIF Global Infrastructure Class I	49,490	—	49,490	—	1	49,489
UIF Global Infrastructure Class II	1,606,254	—	1,606,254	—	52	1,606,202
Van Eck VIP Global Hard Assets Class S	616,827	—	616,827	—	21	616,806
Van Eck VIP Global Hard Assets Initial Class	185,201	5,820	191,021	—	2	191,019
Virtus VIT Multi-Sector Fixed Income Class A	1,341,796	—	1,341,796	—	47	1,341,749
Virtus VIT Premium AlphaSector Class A	2,631,105	—	2,631,105	—	90	2,631,015
Virtus VIT Premium AlphaSector Class I	142,491	—	142,491	—	2	142,489

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Variable Annuity Account N

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class B	$—	$(476,185)	$(476,185)	$1,600,691
ABVPSF Growth and Income Class B	900	(561)	339	(2,353)
ABVPSF International Value Class B	58	(13)	45	3
ABVPSF Large Cap Growth Class B	—	(160,425)	(160,425)	724,488
ABVPSF Small/Mid Cap Value Class A	133	(77)	56	(5)
ABVPSF Small/Mid Cap Value Class B	908,212	(3,177,451)	(2,269,239)	12,260,210
Alps|Alerian Energy Infrastructure Class I	373	(73)	300	(3)
Alps|Alerian Energy Infrastructure Class III	1,762	(5,175)	(3,413)	(5,630)
Alps|Stadion Tactical Defensive Class I	—	(2)	(2)	—
Alps|Stadion Tactical Defensive Class III	—	(1,701)	(1,701)	(286)
American Century VP Inflation Protection Class II	1,981	(1,065)	916	1,799
American Funds Asset Allocation Class 1	14,921	(8,059)	6,862	1,470
American Funds Asset Allocation Class 4	63,365	(11,654)	51,711	(769)
American Funds Blue Chip Income and Growth Class 1	69,010	(15,542)	53,468	42,665
American Funds Blue Chip Income and Growth Class 4	63,174	(6,159)	57,015	82
American Funds Bond Class 1	41,504	(13,195)	28,309	1,095
American Funds Capital Income Builder Class 1	285	(37)	248	(225)
American Funds Capital Income Builder Class 4	20,649	(8,499)	12,150	1,168
American Funds Global Balanced Class 1	4,180	(2,549)	1,631	5,119
American Funds Global Bond Class 1	26,571	(13,530)	13,041	1,037
American Funds Global Growth Class 1	10,761	(5,006)	5,755	619
American Funds Global Growth Class 2	3,538,402	(4,839,654)	(1,301,252)	14,361,322
American Funds Global Growth Class 4	12,452	(3,821)	8,631	53
American Funds Global Growth and Income Class 1	19,568	(4,482)	15,086	767
American Funds Global Small Capitalization Class 1	2,145	(3,110)	(965)	853
American Funds Global Small Capitalization Class 2	554,940	(5,912,846)	(5,357,906)	18,171,312
American Funds Global Small Capitalization Class 4	598	(2,365)	(1,767)	(289)
American Funds Growth Class 1	63,248	(32,122)	31,126	26,161
American Funds Growth Class 2	12,392,150	(26,584,051)	(14,191,901)	101,107,606
American Funds Growth Class 4	54,829	(16,035)	38,794	(2,668)
American Funds Growth-Income Class 1	39,022	(15,516)	23,506	6,412
American Funds Growth-Income Class 2	26,411,972	(30,906,233)	(4,494,261)	124,332,603
American Funds Growth-Income Class 4	45,789	(8,726)	37,063	(874)
American Funds High-Income Bond Class 1	42,291	(5,658)	36,633	(297)
American Funds International Class 1	32,903	(10,025)	22,878	5,239
American Funds International Class 2	10,456,735	(11,119,634)	(662,899)	18,683,051
American Funds International Class 4	38,148	(7,631)	30,517	(474)
American Funds International Growth and Income Class 1	47,195	(11,868)	35,327	718
American Funds Managed Risk Asset Allocation Class P1	1,427	(3,012)	(1,585)	503
American Funds Managed Risk Asset Allocation Class P2	2,758	(15,252)	(12,494)	78
American Funds Managed Risk Blue Chip Income and Growth Class P1	2,544	(465)	2,079	100
American Funds Managed Risk Growth Class P1	699	(943)	(244)	235
American Funds Managed Risk Growth-Income Class P1	303	(122)	181	(248)
American Funds Managed Risk International Class P1	195	(69)	126	1
American Funds Mortgage Class 1	2,489	(3,626)	(1,137)	1,031
American Funds Mortgage Class 4	264	(104)	160	(22)
American Funds New World Class 1	20,349	(11,743)	8,606	(697)
American Funds New World Class 4	17,204	(4,266)	12,938	(1,186)
American Funds U.S. Government/AAA-Rated Securities Class 1	2,708	(3,000)	(292)	952
BlackRock Global Allocation V.I. Class I	31,238	(8,221)	23,017	429
BlackRock Global Allocation V.I. Class III	29,635,626	(23,925,615)	5,710,011	17,849,657
ClearBridge Variable Aggressive Growth Class I	230	(169)	61	—
ClearBridge Variable Aggressive Growth Class II	—	(10,485)	(10,485)	348
ClearBridge Variable Mid Cap Core Class I	7	(5)	2	—
ClearBridge Variable Mid Cap Core Class II	9,516	(49,545)	(40,029)	(2,458)
Delaware VIP Diversified Income Standard Class	14,554	(7,709)	6,845	956
Delaware VIP Diversified Income Service Class	30,971,211	(25,326,581)	5,644,630	2,160,926

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class B	$—	$1,600,691	$(228,100)	$896,406
ABVPSF Growth and Income Class B	—	(2,353)	—	(2,014)
ABVPSF International Value Class B	—	3	(147)	(99)
ABVPSF Large Cap Growth Class B	—	724,488	561,463	1,125,526
ABVPSF Small/Mid Cap Value Class A	2,192	2,187	(855)	1,388
ABVPSF Small/Mid Cap Value Class B	22,403,645	34,663,855	(19,170,127)	13,224,489
Alps|Alerian Energy Infrastructure Class I	286	283	(3,754)	(3,171)
Alps|Alerian Energy Infrastructure Class III	9,474	3,844	(48,092)	(47,661)
Alps|Stadion Tactical Defensive Class I	—	—	(500)	(502)
Alps|Stadion Tactical Defensive Class III	—	(286)	17,706	15,719
American Century VP Inflation Protection Class II	258	2,057	—	2,973
American Funds Asset Allocation Class 1	39,343	40,813	(13,407)	34,268
American Funds Asset Allocation Class 4	—	(769)	16,813	67,755
American Funds Blue Chip Income and Growth Class 1	—	42,665	101,896	198,029
American Funds Blue Chip Income and Growth Class 4	—	82	(13,282)	43,815
American Funds Bond Class 1	532	1,627	35,154	65,090
American Funds Capital Income Builder Class 1	33	(192)	(527)	(471)
American Funds Capital Income Builder Class 4	3,593	4,761	(58,919)	(42,008)
American Funds Global Balanced Class 1	6,857	11,976	(10,222)	3,385
American Funds Global Bond Class 1	12,151	13,188	(24,709)	1,520
American Funds Global Growth Class 1	48,645	49,264	(43,569)	11,450
American Funds Global Growth Class 2	30,975,744	45,337,066	(41,853,807)	2,182,007
American Funds Global Growth Class 4	—	53	(6,679)	2,005
American Funds Global Growth and Income Class 1	—	767	627	16,480
American Funds Global Small Capitalization Class 1	962	1,815	(10,951)	(10,101)
American Funds Global Small Capitalization Class 2	2,054,615	20,225,927	(10,320,455)	4,547,566
American Funds Global Small Capitalization Class 4	—	(289)	(2,686)	(4,742)
American Funds Growth Class 1	143,150	169,311	81,462	281,899
American Funds Growth Class 2	79,947,328	181,054,934	(61,422,605)	105,440,428
American Funds Growth Class 4	—	(2,668)	140,430	176,556
American Funds Growth-Income Class 1	89,032	95,444	77,684	196,634
American Funds Growth-Income Class 2	102,535,257	226,867,860	(39,670,371)	182,703,228
American Funds Growth-Income Class 4	—	(874)	5,850	42,039
American Funds High-Income Bond Class 1	—	(297)	(46,914)	(10,578)
American Funds International Class 1	—	5,239	(96,868)	(68,751)
American Funds International Class 2	—	18,683,051	(48,449,796)	(30,429,644)
American Funds International Class 4	—	(474)	(84,930)	(54,887)
American Funds International Growth and Income Class 1	12,671	13,389	(116,677)	(67,961)
American Funds Managed Risk Asset Allocation Class P1	—	503	9,177	8,095
American Funds Managed Risk Asset Allocation Class P2	—	78	47,721	35,305
American Funds Managed Risk Blue Chip Income and Growth Class P1	—	100	2,100	4,279
American Funds Managed Risk Growth Class P1	1,131	1,366	(886)	236
American Funds Managed Risk Growth-Income Class P1	562	314	(345)	150
American Funds Managed Risk International Class P1	—	1	(707)	(580)
American Funds Mortgage Class 1	—	1,031	11,832	11,726
American Funds Mortgage Class 4	—	(22)	(144)	(6)
American Funds New World Class 1	113,330	112,633	(251,413)	(130,174)
American Funds New World Class 4	—	(1,186)	(140,149)	(128,397)
American Funds U.S. Government/AAA-Rated Securities Class 1	—	952	9,502	10,162
BlackRock Global Allocation V.I. Class I	105,630	106,059	(124,100)	4,976
BlackRock Global Allocation V.I. Class III	114,752,917	132,602,574	(135,364,694)	2,947,891
ClearBridge Variable Aggressive Growth Class I	7,738	7,738	(2,913)	4,886
ClearBridge Variable Aggressive Growth Class II	207,527	207,875	(111,669)	85,721
ClearBridge Variable Mid Cap Core Class I	175	175	(117)	60
ClearBridge Variable Mid Cap Core Class II	787,627	785,169	(446,189)	298,951
Delaware VIP Diversified Income Standard Class	—	956	17,712	25,513
Delaware VIP Diversified Income Service Class	—	2,160,926	40,090,149	47,895,705

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Delaware VIP Emerging Markets Standard Class	$—	$(4)	$(4)	$—
Delaware VIP Emerging Markets Service Class	1,459,386	(5,872,828)	(4,413,442)	6,656,744
Delaware VIP High Yield Standard Class	324,299	(72,135)	252,164	133,121
Delaware VIP High Yield Service Class	14,078,615	(3,571,141)	10,507,474	3,666,784
Delaware VIP International Value Equity Standard Class	2,795	(3,014)	(219)	(14,839)
Delaware VIP Limited-Term Diversified Income Standard Class	17,905	(15,209)	2,696	(307)
Delaware VIP Limited-Term Diversified Income Service Class	17,942,574	(18,065,224)	(122,650)	(1,835,230)
Delaware VIP REIT Standard Class	61,455	(66,555)	(5,100)	94,948
Delaware VIP REIT Service Class	1,755,049	(2,612,206)	(857,157)	4,953,072
Delaware VIP Small Cap Value Standard Class	43,371	(110,115)	(66,744)	371,901
Delaware VIP Small Cap Value Service Class	1,220,194	(6,043,058)	(4,822,864)	15,954,387
Delaware VIP Smid Cap Growth Standard Class	5,799	(119,693)	(113,894)	389,328
Delaware VIP Smid Cap Growth Service Class	—	(2,511,608)	(2,511,608)	6,130,255
Delaware VIP U.S. Growth Service Class	50,713	(3,853,610)	(3,802,897)	17,446,746
Delaware VIP Value Standard Class	120,696	(101,987)	18,709	581,774
Delaware VIP Value Service Class	3,688,519	(4,454,587)	(766,068)	16,459,299
Deutsche Alternative Asset Allocation VIP Class A	13,407	(8,591)	4,816	816
Deutsche Alternative Asset Allocation VIP Class B	842,735	(924,878)	(82,143)	310,036
Deutsche Equity 500 Index VIP Class A	138,150	(120,454)	17,696	704,102
Deutsche Equity 500 Index VIP Class B	—	(4)	(4)	13
Deutsche Small Cap Index VIP Class A	45,396	(72,588)	(27,192)	391,864
Eaton Vance VT Floating-Rate Income Fund Initial Class	12,377	(4,510)	7,867	(80)
Eaton Vance VT Floating-Rate Income Fund Advisor Class	3,486	(432)	3,054	(31)
Fidelity VIP Contrafund Initial Class	436	(26)	410	8
Fidelity VIP Contrafund Service Class 2	8,082,270	(18,585,268)	(10,502,998)	62,733,386
Fidelity VIP Equity-Income Service Class 2	—	(4)	(4)	35
Fidelity VIP Growth Initial Class	9,900	(78,643)	(68,743)	371,302
Fidelity VIP Growth Service Class 2	—	(2,805,438)	(2,805,438)	25,341,271
Fidelity VIP Mid Cap Initial Class	1,502	(416)	1,086	37
Fidelity VIP Mid Cap Service Class 2	104,946	(9,016,167)	(8,911,221)	13,038,417
Fidelity VIP Overseas Service Class 2	—	—	—	1
First Trust Multi Income Allocation Class I	2,689	(996)	1,693	576
First Trust/Dow Jones Dividend & Income Allocation Class I	645	(2,277)	(1,632)	(659)
Franklin Founding Funds Allocation VIP Class 4	—	(16,099)	(16,099)	119
Franklin Income VIP Class 1	—	(18)	(18)	1,673
Franklin Income VIP Class 2	32,393,897	(10,353,031)	22,040,866	10,795,732
Franklin Income VIP Class 4	—	(21,649)	(21,649)	(8,115)
Franklin Mutual Shares VIP Class 2	16,389,141	(10,117,569)	6,271,572	33,132,116
Franklin Mutual Shares VIP Class 4	4,270	(2,442)	1,828	306
Franklin Rising Dividends VIP Class 1	—	(1)	(1)	—
Franklin Rising Dividends VIP Class 4	—	(7,220)	(7,220)	438
Franklin Small Cap Value VIP Class 1	—	(272)	(272)	7
Franklin Small Cap Value VIP Class 4	—	(1,952)	(1,952)	(194)
Franklin Small-Mid Cap Growth VIP Class 2	—	(6)	(6)	(330)
Franklin Small-Mid Cap Growth VIP Class 4	—	(1,192)	(1,192)	(181)
Goldman Sachs VIT Large Cap Value Service Class	1,875,700	(1,658,220)	217,480	7,102,148
Goldman Sachs VIT Money Market Institutional Class	18	(262)	(244)	—
Goldman Sachs VIT Money Market Service Class	175	(34,356)	(34,181)	—
Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class	8,563	(1,659)	6,904	11
Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class	356	(38)	318	(20)
Goldman Sachs VIT Strategic Income Advisor Class	15,454	(2,448)	13,006	(11,566)
Guggenheim Long Short Equity	—	(695)	(695)	2
Guggenheim Multi-Hedge Strategies	—	(1,165)	(1,165)	126
Hartford Capital Appreciation HLS Class IA	408	(71)	337	(5)
Hartford Capital Appreciation HLS Class IC	10,516	(3,542)	6,974	30
Huntington VA Balanced	74,160	(14,245)	59,915	(266,044)
Huntington VA Dividend Capture	72,070	(18,937)	53,133	26,259

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Delaware VIP Emerging Markets Standard Class	$—	$—	$(188)	$(192)
Delaware VIP Emerging Markets Service Class	1,372,518	8,029,262	(36,840,698)	(33,224,878)
Delaware VIP High Yield Standard Class	77,214	210,335	(560,901)	(98,402)
Delaware VIP High Yield Service Class	3,476,201	7,142,985	(20,911,761)	(3,261,302)
Delaware VIP International Value Equity Standard Class	—	(14,839)	(4,659)	(19,717)
Delaware VIP Limited-Term Diversified Income Standard Class	—	(307)	(130)	2,259
Delaware VIP Limited-Term Diversified Income Service Class	—	(1,835,230)	2,931,189	973,309
Delaware VIP REIT Standard Class	—	94,948	1,030,333	1,120,181
Delaware VIP REIT Service Class	—	4,953,072	32,921,523	37,017,438
Delaware VIP Small Cap Value Standard Class	668,065	1,039,966	(645,300)	327,922
Delaware VIP Small Cap Value Service Class	31,058,697	47,013,084	(28,288,765)	13,901,455
Delaware VIP Smid Cap Growth Standard Class	802,217	1,191,545	(994,569)	83,082
Delaware VIP Smid Cap Growth Service Class	15,185,706	21,315,961	(18,146,481)	657,872
Delaware VIP U.S. Growth Service Class	23,581,692	41,028,438	(573,374)	36,652,167
Delaware VIP Value Standard Class	—	581,774	214,762	815,245
Delaware VIP Value Service Class	—	16,459,299	13,122,123	28,815,354
Deutsche Alternative Asset Allocation VIP Class A	4,300	5,116	3,774	13,706
Deutsche Alternative Asset Allocation VIP Class B	312,669	622,705	167,770	708,332
Deutsche Equity 500 Index VIP Class A	247,871	951,973	(184,747)	784,922
Deutsche Equity 500 Index VIP Class B	—	13	—	9
Deutsche Small Cap Index VIP Class A	258,529	650,393	(512,227)	110,974
Eaton Vance VT Floating-Rate Income Fund Initial Class	—	(80)	(17,124)	(9,337)
Eaton Vance VT Floating-Rate Income Fund Advisor Class	—	(31)	(3,870)	(847)
Fidelity VIP Contrafund Initial Class	915	923	(1,460)	(127)
Fidelity VIP Contrafund Service Class 2	22,504,165	85,237,551	30,923,916	105,658,469
Fidelity VIP Equity-Income Service Class 2	—	35	—	31
Fidelity VIP Growth Initial Class	—	371,302	202,702	505,261
Fidelity VIP Growth Service Class 2	—	25,341,271	(7,658,341)	14,877,492
Fidelity VIP Mid Cap Initial Class	4,458	4,495	9,723	15,304
Fidelity VIP Mid Cap Service Class 2	13,176,023	26,214,440	6,379,445	23,682,664
Fidelity VIP Overseas Service Class 2	—	1	—	1
First Trust Multi Income Allocation Class I	—	576	2,321	4,590
First Trust/Dow Jones Dividend & Income Allocation Class I	—	(659)	28,627	26,336
Franklin Founding Funds Allocation VIP Class 4	—	119	(77,394)	(93,374)
Franklin Income VIP Class 1	—	1,673	—	1,655
Franklin Income VIP Class 2	—	10,795,732	(13,400,992)	19,435,606
Franklin Income VIP Class 4	—	(8,115)	(144,095)	(173,859)
Franklin Mutual Shares VIP Class 2	4,261,319	37,393,435	3,548,236	47,213,243
Franklin Mutual Shares VIP Class 4	1,190	1,496	(2,162)	1,162
Franklin Rising Dividends VIP Class 1	—	—	(296)	(297)
Franklin Rising Dividends VIP Class 4	—	438	97,257	90,475
Franklin Small Cap Value VIP Class 1	—	7	14,038	13,773
Franklin Small Cap Value VIP Class 4	—	(194)	6,218	4,072
Franklin Small-Mid Cap Growth VIP Class 2	—	(330)	(4)	(340)
Franklin Small-Mid Cap Growth VIP Class 4	—	(181)	15,682	14,309
Goldman Sachs VIT Large Cap Value Service Class	30,999,431	38,101,579	(19,256,532)	19,062,527
Goldman Sachs VIT Money Market Institutional Class	—	—	—	(244)
Goldman Sachs VIT Money Market Service Class	—	—	—	(34,181)
Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class	130	141	(17,018)	(9,973)
Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class	5	(15)	(925)	(622)
Goldman Sachs VIT Strategic Income Advisor Class	—	(11,566)	(21,223)	(19,783)
Guggenheim Long Short Equity	—	2	12,397	11,704
Guggenheim Multi-Hedge Strategies	—	126	13,087	12,048
Hartford Capital Appreciation HLS Class IA	2,866	2,861	(2,943)	255
Hartford Capital Appreciation HLS Class IC	35,294	35,324	(20,424)	21,874
Huntington VA Balanced	606,238	340,194	(376,964)	23,145
Huntington VA Dividend Capture	—	26,259	34,612	114,004

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Invesco V.I. American Franchise Series I	$1,109	$(38,556)	$(37,447)	$134,394
Invesco V.I. American Franchise Series II	—	(20,337)	(20,337)	80,991
Invesco V.I. Balanced-Risk Allocation Series I	—	(81)	(81)	5
Invesco V.I. Balanced-Risk Allocation Series II	—	(4,757)	(4,757)	(8,888)
Invesco V.I. Comstock Series II	6,330	(3,690)	2,640	389
Invesco V.I. Core Equity Series I	74,013	(130,795)	(56,782)	543,408
Invesco V.I. Core Equity Series II	16,357	(38,947)	(22,590)	149,108
Invesco V.I. Diversified Dividend Series I	—	(22)	(22)	31
Invesco V.I. Diversified Dividend Series II	6,143	(2,088)	4,055	1,256
Invesco V.I. Equally-Weighted S&P 500 Series II	3,973	(2,868)	1,105	(10)
Invesco V.I. Equity and Income Series II	6,118	(3,305)	2,813	(237)
Invesco V.I. International Growth Series I	38,186	(37,058)	1,128	322,128
Invesco V.I. International Growth Series II	108,101	(82,645)	25,456	105,427
Ivy Funds VIP Asset Strategy Class A	—	(11,781)	(11,781)	(12,323)
Ivy Funds VIP Energy Class A	—	(2,633)	(2,633)	(2,292)
Ivy Funds VIP High Income Class A	—	(7,150)	(7,150)	(2,434)
Ivy Funds VIP Micro Cap Growth Class A	—	(1,073)	(1,073)	(163)
Ivy Funds VIP Mid Cap Growth Class A	—	(1,370)	(1,370)	(13)
Ivy Funds VIP Science and Technology Class A	—	(4,039)	(4,039)	218
Janus Aspen Balanced Service Class	268,239	(290,701)	(22,462)	598,024
Janus Aspen Enterprise Service Class	1,974	(92,055)	(90,081)	428,683
Janus Aspen Global Research Service Class	10,310	(17,156)	(6,846)	89,791
JPMIT Intrepid Mid Cap Class 1	—	(72)	(72)	—
JPMIT Intrepid Mid Cap Class 2	—	(3,452)	(3,452)	1,320
LVIP American Balanced Allocation Standard Class	205,044	(59,920)	145,124	39,429
LVIP American Balanced Allocation Service Class	49,641	(5,122)	44,519	(1,031)
LVIP American Century VP Mid Cap Value RPM Service Class	209,887	(501,575)	(291,688)	115,401
LVIP American Global Growth Service Class II	810,081	(1,381,279)	(571,198)	1,974,658
LVIP American Global Small Capitalization Service Class II	—	(1,109,230)	(1,109,230)	2,085,962
LVIP American Growth Allocation Standard Class	16,272	(5,886)	10,386	2,961
LVIP American Growth Allocation Service Class	59,345	(6,374)	52,971	150
LVIP American Growth Service Class II	2,787,254	(4,834,968)	(2,047,714)	8,419,262
LVIP American Growth-Income Service Class II	2,618,778	(3,983,896)	(1,365,118)	9,186,597
LVIP American Income Allocation Standard Class	157	(9)	148	2
LVIP American International Service Class II	1,222,909	(2,380,758)	(1,157,849)	2,551,785
LVIP American Preservation Standard Class	1,405	(1,902)	(497)	191
LVIP American Preservation Service Class	1,588	(518)	1,070	96
LVIP AQR Enhanced Global Strategies Standard Class	272	(13)	259	(2)
LVIP AQR Enhanced Global Strategies Service Class	21,677	(2,864)	18,813	832
LVIP Baron Growth Opportunities Standard Class	2,108	(363)	1,745	61
LVIP Baron Growth Opportunities Service Class	318,017	(2,994,392)	(2,676,375)	10,763,891
LVIP BlackRock Emerging Markets RPM Standard Class	1,598	(1,314)	284	268
LVIP BlackRock Emerging Markets RPM Service Class	1,655,131	(2,303,547)	(648,416)	109,523
LVIP BlackRock Equity Dividend RPM Standard Class	5,042	(1,311)	3,731	234
LVIP BlackRock Equity Dividend RPM Service Class	5,481,440	(6,659,562)	(1,178,122)	3,447,191
LVIP BlackRock Global Allocation V.I. RPM Standard Class	2,988	(3,378)	(390)	6,144
LVIP BlackRock Global Allocation V.I. RPM Service Class	5,016,552	(9,840,506)	(4,823,954)	929,967
LVIP BlackRock Inflation Protected Bond Standard Class	7,152	(4,250)	2,902	(2,349)
LVIP BlackRock Inflation Protected Bond Service Class	7,481,771	(12,720,814)	(5,239,043)	(5,580,001)
LVIP BlackRock Multi-Asset Income Standard Class	3,413	(10)	3,403	—
LVIP BlackRock Multi-Asset Income Service Class	22,239	(2,089)	20,150	(2,348)
LVIP Capital Growth Service Class	—	(3,268,487)	(3,268,487)	21,666,549
LVIP Clarion Global Real Estate Standard Class	4,497	(174)	4,323	4
LVIP Clarion Global Real Estate Service Class	2,335,085	(1,747,549)	587,536	4,586,660
LVIP ClearBridge Variable Appreciation RPM Standard Class	819	(19)	800	—
LVIP ClearBridge Variable Appreciation RPM Service Class	542,569	(368,764)	173,805	35,778
LVIP Columbia Small-Mid Cap Growth RPM Service Class	—	(3,698,337)	(3,698,337)	150,723

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Invesco V.I. American Franchise Series I	$—	$134,394	$80,611	$177,558
Invesco V.I. American Franchise Series II	—	80,991	12,948	73,602
Invesco V.I. Balanced-Risk Allocation Series I	—	5	575	499
Invesco V.I. Balanced-Risk Allocation Series II	27,659	18,771	(9,950)	4,064
Invesco V.I. Comstock Series II	—	389	18,743	21,772
Invesco V.I. Core Equity Series I	41,323	584,731	45,686	573,635
Invesco V.I. Core Equity Series II	11,642	160,750	10,602	148,762
Invesco V.I. Diversified Dividend Series I	—	31	1,161	1,170
Invesco V.I. Diversified Dividend Series II	—	1,256	24,574	29,885
Invesco V.I. Equally-Weighted S&P 500 Series II	52,457	52,447	(12,724)	40,828
Invesco V.I. Equity and Income Series II	18,869	18,632	492	21,937
Invesco V.I. International Growth Series I	—	322,128	(343,271)	(20,015)
Invesco V.I. International Growth Series II	—	105,427	(476,316)	(345,433)
Ivy Funds VIP Asset Strategy Class A	—	(12,323)	(77,900)	(102,004)
Ivy Funds VIP Energy Class A	—	(2,292)	(163,143)	(168,068)
Ivy Funds VIP High Income Class A	—	(2,434)	(40,779)	(50,363)
Ivy Funds VIP Micro Cap Growth Class A	—	(163)	20,887	19,651
Ivy Funds VIP Mid Cap Growth Class A	—	(13)	17,605	16,222
Ivy Funds VIP Science and Technology Class A	—	218	13,526	9,705
Janus Aspen Balanced Service Class	453,897	1,051,921	66,797	1,096,256
Janus Aspen Enterprise Service Class	412,094	840,777	(184,140)	566,556
Janus Aspen Global Research Service Class	—	89,791	(22,651)	60,294
JPMIT Intrepid Mid Cap Class 1	—	—	2,819	2,747
JPMIT Intrepid Mid Cap Class 2	—	1,320	64,894	62,762
LVIP American Balanced Allocation Standard Class	318,503	357,932	(83,354)	419,702
LVIP American Balanced Allocation Service Class	25,226	24,195	(69,552)	(838)
LVIP American Century VP Mid Cap Value RPM Service Class	—	115,401	3,232,908	3,056,621
LVIP American Global Growth Service Class II	33,030	2,007,688	(983,581)	452,909
LVIP American Global Small Capitalization Service Class II	71,740	2,157,702	(1,042,023)	6,449
LVIP American Growth Allocation Standard Class	21,803	24,764	(5,409)	29,741
LVIP American Growth Allocation Service Class	20,316	20,466	(74,144)	(707)
LVIP American Growth Service Class II	184,995	8,604,257	11,136,362	17,692,905
LVIP American Growth-Income Service Class II	221,723	9,408,320	10,985,320	19,028,522
LVIP American Income Allocation Standard Class	71	73	(163)	58
LVIP American International Service Class II	195,972	2,747,757	(8,130,822)	(6,540,914)
LVIP American Preservation Standard Class	—	191	2,586	2,280
LVIP American Preservation Service Class	—	96	(1,093)	73
LVIP AQR Enhanced Global Strategies Standard Class	—	(2)	795	1,052
LVIP AQR Enhanced Global Strategies Service Class	—	832	(4,288)	15,357
LVIP Baron Growth Opportunities Standard Class	111	172	20,135	22,052
LVIP Baron Growth Opportunities Service Class	1,008,578	11,772,469	(4,010,858)	5,085,236
LVIP BlackRock Emerging Markets RPM Standard Class	—	268	(10,580)	(10,028)
LVIP BlackRock Emerging Markets RPM Service Class	—	109,523	(10,320,777)	(10,859,670)
LVIP BlackRock Equity Dividend RPM Standard Class	—	234	1,120	5,085
LVIP BlackRock Equity Dividend RPM Service Class	—	3,447,191	5,262,186	7,531,255
LVIP BlackRock Global Allocation V.I. RPM Standard Class	2,461	8,605	(10,640)	(2,425)
LVIP BlackRock Global Allocation V.I. RPM Service Class	5,602,223	6,532,190	(17,900,614)	(16,192,378)
LVIP BlackRock Inflation Protected Bond Standard Class	—	(2,349)	7,344	7,897
LVIP BlackRock Inflation Protected Bond Service Class	—	(5,580,001)	18,928,704	8,109,660
LVIP BlackRock Multi-Asset Income Standard Class	—	—	(4,108)	(705)
LVIP BlackRock Multi-Asset Income Service Class	—	(2,348)	(29,645)	(11,843)
LVIP Capital Growth Service Class	498,356	22,164,905	11,768,679	30,665,097
LVIP Clarion Global Real Estate Standard Class	—	4	4,678	9,005
LVIP Clarion Global Real Estate Service Class	—	4,586,660	6,445,217	11,619,413
LVIP ClearBridge Variable Appreciation RPM Standard Class	—	—	(1,317)	(517)
LVIP ClearBridge Variable Appreciation RPM Service Class	—	35,778	1,139,869	1,349,452
LVIP Columbia Small-Mid Cap Growth RPM Service Class	—	150,723	(15,599,269)	(19,146,883)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Bond Standard Class	$2,166,746	$(1,915,244)	$251,502	$1,237,874
LVIP Delaware Bond Service Class	44,922,517	(35,071,556)	9,850,961	5,435,348
LVIP Delaware Diversified Floating Rate Standard Class	17,891	(13,832)	4,059	600
LVIP Delaware Diversified Floating Rate Service Class	8,642,520	(12,945,643)	(4,303,123)	1,025,333
LVIP Delaware Foundation Aggressive Allocation Standard Class	163,466	(123,449)	40,017	374,289
LVIP Delaware Foundation Aggressive Allocation Service Class	395,294	(357,223)	38,071	1,297,096
LVIP Delaware Growth and Income Service Class	664,611	(710,485)	(45,874)	3,079,008
LVIP Delaware Social Awareness Standard Class	136,867	(150,876)	(14,009)	728,783
LVIP Delaware Social Awareness Service Class	732,641	(970,415)	(237,774)	4,137,668
LVIP Delaware Special Opportunities Service Class	503,536	(821,040)	(317,504)	1,628,911
LVIP Dimensional Non-U.S. Equity RPM Standard Class	59,464	(15,368)	44,096	7,120
LVIP Dimensional Non-U.S. Equity RPM Service Class	3,278,999	(2,338,258)	940,741	725,258
LVIP Dimensional U.S. Equity RPM Standard Class	45,235	(23,218)	22,017	25,233
LVIP Dimensional U.S. Equity RPM Service Class	2,108,475	(3,945,943)	(1,837,468)	4,502,915
LVIP Dimensional/Vanguard Total Bond Standard Class	79,067	(26,766)	52,301	1,473
LVIP Dimensional/Vanguard Total Bond Service Class	4,574,841	(4,664,544)	(89,703)	17,372
LVIP Franklin Mutual Shares RPM Standard Class	295	(34)	261	—
LVIP Franklin Mutual Shares RPM Service Class	996,009	(719,458)	276,551	251,703
LVIP Franklin Templeton Multi-Asset Opportunities Service Class	9,212	(1,109)	8,103	33
LVIP Global Income Service Class	2,023,616	(9,007,622)	(6,984,006)	188,253
LVIP Goldman Sachs Income Builder Standard Class	511	(21)	490	(1)
LVIP Goldman Sachs Income Builder Service Class	14,065	(1,346)	12,719	463
LVIP Invesco Diversified Equity Income RPM Service Class	153,119	(128,067)	25,052	(3,066)
LVIP Invesco V.I. Comstock RPM Standard Class	826	(24)	802	1
LVIP Invesco V.I. Comstock RPM Service Class	472,319	(495,644)	(23,325)	(11,712)
LVIP JPMorgan High Yield Service Class	5,889,571	(2,231,519)	3,658,052	2,528,701
LVIP JPMorgan Mid Cap Value RPM Standard Class	739	(226)	513	253
LVIP JPMorgan Mid Cap Value RPM Service Class	1,697,503	(4,276,059)	(2,578,556)	3,290,918
LVIP Managed Risk American Balanced Allocation Standard Class	11,193	(5,846)	5,347	8,069
LVIP Managed Risk American Balanced Allocation Service Class	59,220	(8,978)	50,242	467
LVIP Managed Risk American Growth Allocation Standard Class	16,887	(6,888)	9,999	5,539
LVIP Managed Risk American Growth Allocation Service Class	276,575	(36,162)	240,413	90
LVIP Managed Risk Profile 2010 Service Class	91,358	(98,908)	(7,550)	303,161
LVIP Managed Risk Profile 2020 Service Class	245,603	(261,825)	(16,222)	841,402
LVIP Managed Risk Profile 2030 Service Class	135,590	(145,262)	(9,672)	781,672
LVIP Managed Risk Profile 2040 Service Class	121,791	(102,829)	18,962	123,835
LVIP Managed Risk Profile Conservative Standard Class	660	(76)	584	(1)
LVIP Managed Risk Profile Conservative Service Class	21,360,055	(20,006,718)	1,353,337	13,541,162
LVIP Managed Risk Profile Growth Standard Class	82,441	(26,198)	56,243	5,155
LVIP Managed Risk Profile Growth Service Class	147,096,428	(113,696,198)	33,400,230	27,340,719
LVIP Managed Risk Profile Moderate Standard Class	11,367	(4,806)	6,561	3,292
LVIP Managed Risk Profile Moderate Service Class	111,592,048	(92,968,186)	18,623,862	35,921,394
LVIP MFS International Growth Standard Class	—	—	—	—
LVIP MFS International Growth Service Class	1,256,467	(2,009,990)	(753,523)	2,992,222
LVIP MFS International Growth RPM Service Class	510,982	(1,146,146)	(635,164)	(74,058)
LVIP MFS Value Standard Class	157	(2)	155	—
LVIP MFS Value Service Class	18,602,805	(10,089,971)	8,512,834	41,746,411
LVIP Mid-Cap Value Service Class	145,838	(1,701,025)	(1,555,187)	5,066,671
LVIP Mondrian International Value Standard Class	648,021	(292,270)	355,751	407,885
LVIP Mondrian International Value Service Class	11,822,716	(4,335,040)	7,487,676	6,033,922
LVIP Money Market Standard Class	9,229	(572,947)	(563,718)	—
LVIP Money Market Service Class	71,437	(4,561,620)	(4,490,183)	—
LVIP Multi-Manager Global Equity RPM Service Class	69,342	(25,755)	43,587	(1,907)
LVIP PIMCO Low Duration Bond Standard Class	558	(232)	326	24
LVIP PIMCO Low Duration Bond Service Class	241,664	(255,348)	(13,684)	20,312
LVIP SSgA Bond Index Standard Class	7,509	(2,181)	5,328	262
LVIP SSgA Bond Index Service Class	15,772,472	(16,878,636)	(1,106,164)	4,697,329
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Bond Standard Class	$568,766	$1,806,640	$2,753,512	$4,811,654
LVIP Delaware Bond Service Class	14,175,408	19,610,756	74,256,020	103,717,737
LVIP Delaware Diversified Floating Rate Standard Class	—	600	(12,688)	(8,029)
LVIP Delaware Diversified Floating Rate Service Class	—	1,025,333	(7,256,666)	(10,534,456)
LVIP Delaware Foundation Aggressive Allocation Standard Class	—	374,289	(223,290)	191,016
LVIP Delaware Foundation Aggressive Allocation Service Class	—	1,297,096	(845,337)	489,830
LVIP Delaware Growth and Income Service Class	2,249,669	5,328,677	(906,893)	4,375,910
LVIP Delaware Social Awareness Standard Class	461,151	1,189,934	(6,967)	1,168,958
LVIP Delaware Social Awareness Service Class	3,094,356	7,232,024	414,625	7,408,875
LVIP Delaware Special Opportunities Service Class	2,381,408	4,010,319	(876,566)	2,816,249
LVIP Dimensional Non-U.S. Equity RPM Standard Class	—	7,120	(281,256)	(230,040)
LVIP Dimensional Non-U.S. Equity RPM Service Class	—	725,258	(17,533,952)	(15,867,953)
LVIP Dimensional U.S. Equity RPM Standard Class	—	25,233	125,744	172,994
LVIP Dimensional U.S. Equity RPM Service Class	—	4,502,915	5,183,451	7,848,898
LVIP Dimensional/Vanguard Total Bond Standard Class	3,543	5,016	59,659	116,976
LVIP Dimensional/Vanguard Total Bond Service Class	235,233	252,605	6,216,243	6,379,145
LVIP Franklin Mutual Shares RPM Standard Class	—	—	(701)	(440)
LVIP Franklin Mutual Shares RPM Service Class	—	251,703	(1,338,204)	(809,950)
LVIP Franklin Templeton Multi-Asset Opportunities Service Class	—	33	(6,137)	1,999
LVIP Global Income Service Class	815,163	1,003,416	5,362,592	(617,998)
LVIP Goldman Sachs Income Builder Standard Class	—	(1)	(627)	(138)
LVIP Goldman Sachs Income Builder Service Class	—	463	(15,010)	(1,828)
LVIP Invesco Diversified Equity Income RPM Service Class	114,748	111,682	45,032	181,766
LVIP Invesco V.I. Comstock RPM Standard Class	—	1	(1,120)	(317)
LVIP Invesco V.I. Comstock RPM Service Class	—	(11,712)	412,271	377,234
LVIP JPMorgan High Yield Service Class	460,447	2,989,148	(5,529,496)	1,117,704
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	253	2,322	3,088
LVIP JPMorgan Mid Cap Value RPM Service Class	—	3,290,918	15,380,348	16,092,710
LVIP Managed Risk American Balanced Allocation Standard Class	12,834	20,903	2,340	28,590
LVIP Managed Risk American Balanced Allocation Service Class	13,164	13,631	(49,763)	14,110
LVIP Managed Risk American Growth Allocation Standard Class	10,071	15,610	(13,997)	11,612
LVIP Managed Risk American Growth Allocation Service Class	16,744	16,834	(311,209)	(53,962)
LVIP Managed Risk Profile 2010 Service Class	—	303,161	(138,777)	156,834
LVIP Managed Risk Profile 2020 Service Class	—	841,402	(413,223)	411,957
LVIP Managed Risk Profile 2030 Service Class	—	781,672	(573,883)	198,117
LVIP Managed Risk Profile 2040 Service Class	—	123,835	(51,568)	91,229
LVIP Managed Risk Profile Conservative Standard Class	406	405	(1,039)	(50)
LVIP Managed Risk Profile Conservative Service Class	14,746,198	28,287,360	11,590,505	41,231,202
LVIP Managed Risk Profile Growth Standard Class	—	5,155	33,478	94,876
LVIP Managed Risk Profile Growth Service Class	—	27,340,719	48,761,138	109,502,087
LVIP Managed Risk Profile Moderate Standard Class	—	3,292	(16,677)	(6,824)
LVIP Managed Risk Profile Moderate Service Class	—	35,921,394	70,746,433	125,291,689
LVIP MFS International Growth Standard Class	—	—	(28)	(28)
LVIP MFS International Growth Service Class	—	2,992,222	(12,209,923)	(9,971,224)
LVIP MFS International Growth RPM Service Class	—	(74,058)	(6,025,563)	(6,734,785)
LVIP MFS Value Standard Class	—	—	(91)	64
LVIP MFS Value Service Class	—	41,746,411	23,777,637	74,036,882
LVIP Mid-Cap Value Service Class	—	5,066,671	552,967	4,064,451
LVIP Mondrian International Value Standard Class	—	407,885	(1,377,563)	(613,927)
LVIP Mondrian International Value Service Class	—	6,033,922	(25,279,583)	(11,757,985)
LVIP Money Market Standard Class	—	—	—	(563,718)
LVIP Money Market Service Class	—	—	—	(4,490,183)
LVIP Multi-Manager Global Equity RPM Service Class	5,709	3,802	(160,299)	(112,910)
LVIP PIMCO Low Duration Bond Standard Class	122	146	(905)	(433)
LVIP PIMCO Low Duration Bond Service Class	72,078	92,390	(442,278)	(363,572)
LVIP SSgA Bond Index Standard Class	199	461	4,036	9,825
LVIP SSgA Bond Index Service Class	479,503	5,176,832	32,117,307	36,187,975

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSgA Conservative Index Allocation Service Class	$942,477	$(990,779)	$(48,302)	$981,696
LVIP SSgA Conservative Structured Allocation Standard Class	4,038	(51)	3,987	—
LVIP SSgA Conservative Structured Allocation Service Class	4,158,974	(3,229,445)	929,529	2,510,062
LVIP SSgA Developed International 150 Standard Class	6,958	(994)	5,964	309
LVIP SSgA Developed International 150 Service Class	4,443,239	(2,533,971)	1,909,268	6,050,203
LVIP SSgA Emerging Markets 100 Standard Class	14,066	(3,017)	11,049	(253)
LVIP SSgA Emerging Markets 100 Service Class	4,746,963	(2,956,988)	1,789,975	(1,207,497)
LVIP SSgA Global Tactical Allocation RPM Standard Class	4,993	(1,855)	3,138	4,196
LVIP SSgA Global Tactical Allocation RPM Service Class	17,697,672	(13,922,392)	3,775,280	7,010,893
LVIP SSgA International Index Standard Class	9,277	(1,958)	7,319	566
LVIP SSgA International Index Service Class	7,048,730	(4,912,079)	2,136,651	7,733,940
LVIP SSgA International RPM Service Class	314,767	(133,680)	181,087	(24,731)
LVIP SSgA Large Cap 100 Standard Class	38,840	(14,787)	24,053	13,987
LVIP SSgA Large Cap 100 Service Class	6,933,531	(5,335,344)	1,598,187	26,752,256
LVIP SSgA Large Cap RPM Standard Class	29	(11)	18	35
LVIP SSgA Large Cap RPM Service Class	1,807,037	(967,957)	839,080	475,649
LVIP SSgA Moderate Index Allocation Service Class	3,406,217	(3,131,070)	275,147	2,873,583
LVIP SSgA Moderate Structured Allocation Service Class	20,494,013	(14,391,351)	6,102,662	13,251,053
LVIP SSgA Moderately Aggressive Index Allocation Service Class	3,135,204	(2,737,333)	397,871	2,613,147
LVIP SSgA Moderately Aggressive Structured Allocation Service Class	11,290,967	(7,204,796)	4,086,171	5,832,320
LVIP SSgA S&P 500 Index Standard Class	663,082	(525,496)	137,586	874,856
LVIP SSgA S&P 500 Index Service Class	13,747,451	(14,051,563)	(304,112)	52,286,315
LVIP SSgA Small-Cap Index Standard Class	10,780	(8,336)	2,444	7,270
LVIP SSgA Small-Cap Index Service Class	1,614,817	(4,642,532)	(3,027,715)	14,451,607
LVIP SSgA Small-Cap RPM Standard Class	887	(557)	330	6
LVIP SSgA Small-Cap RPM Service Class	755,387	(990,363)	(234,976)	(7,490)
LVIP SSgA Small-Mid Cap 200 Standard Class	48,365	(11,899)	36,466	22
LVIP SSgA Small-Mid Cap 200 Service Class	3,393,828	(1,848,514)	1,545,314	3,838,661
LVIP T. Rowe Price Growth Stock Standard Class	—	(72)	(72)	1
LVIP T. Rowe Price Growth Stock Service Class	—	(2,980,986)	(2,980,986)	19,296,185
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	6,395	(50,500)	(44,105)	264,332
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	—	(1,455,496)	(1,455,496)	6,363,952
LVIP Templeton Growth RPM Service Class	7,403,312	(8,472,783)	(1,069,471)	5,602,400
LVIP UBS Large Cap Growth RPM Standard Class	—	(43,469)	(43,469)	101,946
LVIP UBS Large Cap Growth RPM Service Class	—	(3,519,868)	(3,519,868)	6,592,198
LVIP Vanguard Domestic Equity ETF Standard Class	7,952	(4,764)	3,188	6,795
LVIP Vanguard Domestic Equity ETF Service Class	1,516,221	(1,465,091)	51,130	4,613,582
LVIP Vanguard International Equity ETF Standard Class	7,892	(4,149)	3,743	552
LVIP Vanguard International Equity ETF Service Class	985,494	(784,351)	201,143	548,168
LVIP VIP Contrafund RPM Standard Class	11,855	(2,175)	9,680	738
LVIP VIP Contrafund RPM Service Class	6,441,707	(3,085,403)	3,356,304	873,190
LVIP VIP Mid Cap RPM Service Class	90,502	(44,999)	45,503	4,349
Lord Abbett Series Fund Bond Debenture Class VC	63,445	(3,274)	60,171	(1,521)
Lord Abbett Series Fund Developing Growth Class VC	—	(2,571)	(2,571)	13,062
Lord Abbett Series Fund Fundamental Equity Class VC	73,217	(159,028)	(85,811)	553,239
Lord Abbett Series Fund Short Duration Income Class VC	49,794	(7,453)	42,341	(357)
MFS VIT Core Equity Service Class	14,074	(42,887)	(28,813)	215,951
MFS VIT Growth Initial Class	3,376	(46,252)	(42,876)	133,610
MFS VIT Growth Service Class	—	(652,348)	(652,348)	2,831,016
MFS VIT Total Return Initial Class	174,044	(136,764)	37,280	425,927
MFS VIT Total Return Service Class	216	(133)	83	96
MFS VIT Utilities Initial Class	231,588	(157,803)	73,785	531,519
MFS VIT Utilities Service Class	4,383,213	(3,703,742)	679,471	10,678,865
MFS VIT II International Value Initial Class	—	(2)	(2)	—
MFS VIT II International Value Service Class	10,132	(5,324)	4,808	(238)
Morgan Stanley UIF Capital Growth Class II	—	(17,469)	(17,469)	185,296
NB AMT Mid Cap Growth I Class	—	(11)	(11)	310

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSgA Conservative Index Allocation Service Class	$392,145	$1,373,841	$225,883	$1,551,422
LVIP SSgA Conservative Structured Allocation Standard Class	53	53	(3,126)	914
LVIP SSgA Conservative Structured Allocation Service Class	2,423,244	4,933,306	470,302	6,333,137
LVIP SSgA Developed International 150 Standard Class	4,143	4,452	(25,780)	(15,364)
LVIP SSgA Developed International 150 Service Class	2,870,394	8,920,597	(12,049,074)	(1,219,209)
LVIP SSgA Emerging Markets 100 Standard Class	—	(253)	(31,758)	(20,962)
LVIP SSgA Emerging Markets 100 Service Class	—	(1,207,497)	(8,783,047)	(8,200,569)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	4,196	(3,179)	4,155
LVIP SSgA Global Tactical Allocation RPM Service Class	—	7,010,893	3,528,745	14,314,918
LVIP SSgA International Index Standard Class	—	566	(32,669)	(24,784)
LVIP SSgA International Index Service Class	—	7,733,940	(31,824,303)	(21,953,712)
LVIP SSgA International RPM Service Class	—	(24,731)	(1,356,738)	(1,200,382)
LVIP SSgA Large Cap 100 Standard Class	50,810	64,797	79,505	168,355
LVIP SSgA Large Cap 100 Service Class	10,331,829	37,084,085	3,433,563	42,115,835
LVIP SSgA Large Cap RPM Standard Class	—	35	51	104
LVIP SSgA Large Cap RPM Service Class	—	475,649	1,754,042	3,068,771
LVIP SSgA Moderate Index Allocation Service Class	622,707	3,496,290	437,479	4,208,916
LVIP SSgA Moderate Structured Allocation Service Class	7,418,485	20,669,538	2,740,042	29,512,242
LVIP SSgA Moderately Aggressive Index Allocation Service Class	623,666	3,236,813	(344,462)	3,290,222
LVIP SSgA Moderately Aggressive Structured Allocation Service Class	4,759,268	10,591,588	(1,573,270)	13,104,489
LVIP SSgA S&P 500 Index Standard Class	276,320	1,151,176	2,632,691	3,921,453
LVIP SSgA S&P 500 Index Service Class	6,558,103	58,844,418	30,849,498	89,389,804
LVIP SSgA Small-Cap Index Standard Class	32,716	39,986	16,603	59,033
LVIP SSgA Small-Cap Index Service Class	7,227,976	21,679,583	(12,118,730)	6,533,138
LVIP SSgA Small-Cap RPM Standard Class	—	6	(981)	(645)
LVIP SSgA Small-Cap RPM Service Class	—	(7,490)	(501,180)	(743,646)
LVIP SSgA Small-Mid Cap 200 Standard Class	53,120	53,142	(42,227)	47,381
LVIP SSgA Small-Mid Cap 200 Service Class	4,275,191	8,113,852	(7,141,932)	2,517,234
LVIP T. Rowe Price Growth Stock Standard Class	—	1	1,674	1,603
LVIP T. Rowe Price Growth Stock Service Class	—	19,296,185	(6,050,278)	10,264,921
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	153,108	417,440	(126,151)	247,184
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	4,997,841	11,361,793	(1,699,123)	8,207,174
LVIP Templeton Growth RPM Service Class	—	5,602,400	(28,697,032)	(24,164,103)
LVIP UBS Large Cap Growth RPM Standard Class	—	101,946	14,988	73,465
LVIP UBS Large Cap Growth RPM Service Class	—	6,592,198	4,555,170	7,627,500
LVIP Vanguard Domestic Equity ETF Standard Class	1,380	8,175	30,200	41,563
LVIP Vanguard Domestic Equity ETF Service Class	300,450	4,914,032	3,837,911	8,803,073
LVIP Vanguard International Equity ETF Standard Class	—	552	(25,731)	(21,436)
LVIP Vanguard International Equity ETF Service Class	—	548,168	(4,389,129)	(3,639,818)
LVIP VIP Contrafund RPM Standard Class	—	738	1,321	11,739
LVIP VIP Contrafund RPM Service Class	—	873,190	4,185,437	8,414,931
LVIP VIP Mid Cap RPM Service Class	—	4,349	27,292	77,144
Lord Abbett Series Fund Bond Debenture Class VC	31,021	29,500	(93,577)	(3,906)
Lord Abbett Series Fund Developing Growth Class VC	1,435	14,497	39,265	51,191
Lord Abbett Series Fund Fundamental Equity Class VC	2,885,324	3,438,563	(2,365,315)	987,437
Lord Abbett Series Fund Short Duration Income Class VC	—	(357)	(58,084)	(16,100)
MFS VIT Core Equity Service Class	—	215,951	35,829	222,967
MFS VIT Growth Initial Class	215,416	349,026	(72,189)	233,961
MFS VIT Growth Service Class	3,138,956	5,969,972	(2,140,371)	3,177,253
MFS VIT Total Return Initial Class	242,239	668,166	(69,890)	635,556
MFS VIT Total Return Service Class	334	430	(46)	467
MFS VIT Utilities Initial Class	406,143	937,662	167,061	1,178,508
MFS VIT Utilities Service Class	8,448,680	19,127,545	3,247,512	23,054,528
MFS VIT II International Value Initial Class	—	—	(508)	(510)
MFS VIT II International Value Service Class	—	(238)	(29,198)	(24,628)
Morgan Stanley UIF Capital Growth Class II	133,951	319,247	(206,655)	95,123
NB AMT Mid Cap Growth I Class	—	310	—	299

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
NB AMT Mid Cap Intrinsic Value I Class	$403,346	$(642,924)	$(239,578)	$2,116,512
Oppenheimer Global Fund/VA Service Class	74,720	(84,270)	(9,550)	267,778
Oppenheimer International Growth Fund/VA Non-Service Class	—	(455)	(455)	48
Oppenheimer International Growth Fund/VA Service Class	—	(3,882)	(3,882)	(392)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Class	—	(1,459)	(1,459)	1,846
PIMCO VIT All Asset All Authority Advisor Class	28,619	(2,480)	26,139	(179)
PIMCO VIT All Asset All Authority Institutional Class	3,559	(54)	3,505	(1)
PIMCO VIT CommodityRealReturn Strategy Advisor Class	35,473	(202,182)	(166,709)	(883,622)
PIMCO VIT CommodityRealReturn Strategy Institutional Class	9	(4)	5	—
PIMCO VIT Emerging Markets Bond Advisor Class	10,681	(2,369)	8,312	(4,933)
PIMCO VIT Unconstrained Bond Advisor Class	1,663	(1,549)	114	215
Putnam VT Absolute Return 500 Class IB	—	(2,703)	(2,703)	833
Putnam VT Global Health Care Class IB	15,415	(87,986)	(72,571)	462,153
Putnam VT Growth & Income Class IB	23,497	(28,758)	(5,261)	51,774
SIPT VP Market Growth Strategy Class III	6,053	(548)	5,505	(1,926)
SIPT VP Market Plus Strategy Class III	24,831	(1,965)	22,866	1
Templeton Foreign VIP Class 1	—	(20)	(20)	(1)
Templeton Foreign VIP Class 4	—	(2,006)	(2,006)	(339)
Templeton Global Bond VIP Class 1	—	(497)	(497)	(51)
Templeton Global Bond VIP Class 2	25,355,192	(7,987,145)	17,368,047	4,620,821
Templeton Global Bond VIP Class 4	—	(9,029)	(9,029)	(270)
Templeton Growth VIP Class 2	614,769	(768,541)	(153,772)	2,261,046
Transparent Value Directional Allocation VI Class I	—	(70)	(70)	(1,665)
Transparent Value Directional Allocation VI Class II	—	(13,719)	(13,719)	(4,181)
UIF Global Infrastructure Class I	—	(71)	(71)	(1)
UIF Global Infrastructure Class II	—	(3,728)	(3,728)	(6,188)
Van Eck VIP Global Hard Assets Class S	—	(1,979)	(1,979)	(1,050)
Van Eck VIP Global Hard Assets Initial Class	—	(149)	(149)	(15)
Virtus VIT Multi-Sector Fixed Income Class A	33,830	(3,546)	30,284	(792)
Virtus VIT Premium AlphaSector Class A	—	(5,592)	(5,592)	(498)
Virtus VIT Premium AlphaSector Class I	—	(116)	(116)	—

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
NB AMT Mid Cap Intrinsic Value I Class	$1,068,438	$3,184,950	$1,352,723	$4,298,095
Oppenheimer Global Fund/VA Service Class	393,143	660,921	(555,233)	96,138
Oppenheimer International Growth Fund/VA Non-Service Class	—	48	5,749	5,342
Oppenheimer International Growth Fund/VA Service Class	—	(392)	(49,541)	(53,815)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Class	—	1,846	33,711	34,098
PIMCO VIT All Asset All Authority Advisor Class	414	235	(73,457)	(47,083)
PIMCO VIT All Asset All Authority Institutional Class	34	33	(6,395)	(2,857)
PIMCO VIT CommodityRealReturn Strategy Advisor Class	—	(883,622)	(1,830,700)	(2,881,031)
PIMCO VIT CommodityRealReturn Strategy Institutional Class	—	—	(686)	(681)
PIMCO VIT Emerging Markets Bond Advisor Class	14,224	9,291	(55,996)	(38,393)
PIMCO VIT Unconstrained Bond Advisor Class	—	215	(840)	(511)
Putnam VT Absolute Return 500 Class IB	—	833	17,762	15,892
Putnam VT Global Health Care Class IB	558,872	1,021,025	277,909	1,226,363
Putnam VT Growth & Income Class IB	—	51,774	105,087	151,600
SIPT VP Market Growth Strategy Class III	52	(1,874)	(4,026)	(395)
SIPT VP Market Plus Strategy Class III	34	35	(24,866)	(1,965)
Templeton Foreign VIP Class 1	—	(1)	(1,837)	(1,858)
Templeton Foreign VIP Class 4	—	(339)	(50,461)	(52,806)
Templeton Global Bond VIP Class 1	—	(51)	(8,149)	(8,697)
Templeton Global Bond VIP Class 2	—	4,620,821	(20,335,347)	1,653,521
Templeton Global Bond VIP Class 4	—	(270)	(43,870)	(53,169)
Templeton Growth VIP Class 2	—	2,261,046	(3,890,776)	(1,783,502)
Transparent Value Directional Allocation VI Class I	—	(1,665)	(836)	(2,571)
Transparent Value Directional Allocation VI Class II	—	(4,181)	(259,213)	(277,113)
UIF Global Infrastructure Class I	—	(1)	(808)	(880)
UIF Global Infrastructure Class II	—	(6,188)	9,356	(560)
Van Eck VIP Global Hard Assets Class S	—	(1,050)	(131,694)	(134,723)
Van Eck VIP Global Hard Assets Initial Class	—	(15)	(28,642)	(28,806)
Virtus VIT Multi-Sector Fixed Income Class A	—	(792)	(60,270)	(30,778)
Virtus VIT Premium AlphaSector Class A	195,979	195,481	(237,308)	(47,419)
Virtus VIT Premium AlphaSector Class I	10,606	10,606	(12,319)	(1,829)

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class B Subaccount	ABVPSF Growth and Income Class B Subaccount	ABVPSF International Value Class B Subaccount	ABVPSF Large Cap Growth Class B Subaccount	ABVPSF Small/Mid Cap Value Class A Subaccount	ABVPSF Small/Mid Cap Value Class B Subaccount	Alps|Alerian Energy Infrastructure Class I Subaccount
NET ASSETS AT JANUARY 1, 2013	$24,004,879	$150,854,074	$197,847,060	$8,789,778	$—	$143,146,719	$—
Changes From Operations:
• Net investment income (loss)	(427,840)	877,981	3,195,649	(151,018)	—	(2,076,275)	—
• Net realized gain (loss) on investments	620,618	34,702,592	(9,882,657)	644,988	—	21,082,620	—
• Net change in unrealized appreciation or depreciation on investments	5,084,857	(11,084,075)	26,198,610	2,305,479	—	32,641,063	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,277,635	24,496,498	19,511,602	2,799,449	—	51,647,408	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,309,649	486,755	1,031,799	219,016	—	11,200,984	—
• Contract withdrawals and transfers to annuity reserves	(2,371,144)	(7,843,360)	(5,248,646)	(1,415,850)	—	(16,576,678)	—
• Contract transfers	2,063,822	(167,989,010)	(213,141,687)	(237,959)	—	15,706,809	—
	1,002,327	(175,345,615)	(217,358,534)	(1,434,793)	—	10,331,115	—
Annuity Reserves:
• Annuity Payments	—	(4,957)	—	—	—	(5,842)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	10	—
	—	(4,957)	—	—	—	(5,832)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,002,327	(175,350,572)	(217,358,534)	(1,434,793)	—	10,325,283	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,279,962	(150,854,074)	(197,846,932)	1,364,656	—	61,972,691	—
NET ASSETS AT DECEMBER 31, 2013	30,284,841	—	128	10,154,434	—	205,119,410	—
Changes From Operations:
• Net investment income (loss)	(476,185)	339	45	(160,425)	56	(2,269,239)	300
• Net realized gain (loss) on investments	1,600,691	(2,353)	3	724,488	2,187	34,663,855	283
• Net change in unrealized appreciation or depreciation on investments	(228,100)	—	(147)	561,463	(855)	(19,170,127)	(3,754)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	896,406	(2,014)	(99)	1,125,526	1,388	13,224,489	(3,171)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,611,110	1,690	1,984	65,198	54,104	10,245,926	120,376
• Contract withdrawals and transfers to annuity reserves	(2,643,122)	(65)	(3,544)	(1,202,066)	—	(19,783,409)	—
• Contract transfers	(1,456,330)	389	6,630	290,296	2,333	(14,528,471)	—
	(2,488,342)	2,014	5,070	(846,572)	56,437	(24,065,954)	120,376
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(7,812)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(458)	—
	—	—	—	—	—	(8,270)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,488,342)	2,014	5,070	(846,572)	56,437	(24,074,224)	120,376
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,591,936)	—	4,971	278,954	57,825	(10,849,735)	117,205
NET ASSETS AT DECEMBER 31, 2014	$28,692,905	$—	$5,099	$10,433,388	$57,825	$194,269,675	$117,205

See accompanying notes.

	Alps|Alerian Energy Infrastructure Class III Subaccount	Alps|Stadion Tactical Defensive Class I Subaccount	Alps|Stadion Tactical Defensive Class III Subaccount	American Century VP Inflation Protection Class II Subaccount	American Funds Asset Allocation Class 1 Subaccount	American Funds Asset Allocation Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$473,044,643	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	—	(659,742)	5,349	—
• Net realized gain (loss) on investments	—	—	—	33,539,481	260	—
• Net change in unrealized appreciation or depreciation on investments	—	—	—	(42,745,360)	44,336	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	(9,865,621)	49,945	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	1,821,974	554,131	—
• Contract withdrawals and transfers to annuity reserves	—	—	—	(20,116,289)	(6,763)	—
• Contract transfers	—	—	—	(444,879,482)	—	—
	—	—	—	(463,173,797)	547,368	—
Annuity Reserves:
• Annuity Payments	—	—	—	(5,225)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	(5,225)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	(463,179,022)	547,368	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	(473,044,643)	597,313	—
NET ASSETS AT DECEMBER 31, 2013	—	—	—	—	597,313	—
Changes From Operations:
• Net investment income (loss)	(3,413)	(2)	(1,701)	916	6,862	51,711
• Net realized gain (loss) on investments	3,844	—	(286)	2,057	40,813	(769)
• Net change in unrealized appreciation or depreciation on investments	(48,092)	(500)	17,706	—	(13,407)	16,813
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,661)	(502)	15,719	2,973	34,268	67,755
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,845,768	82,406	514,097	306	473,070	4,778,934
• Contract withdrawals and transfers to annuity reserves	(13,106)	—	(1,353)	(791)	(28,649)	(35,744)
• Contract transfers	136,366	—	236,409	(2,488)	7,364	225,682
	1,969,028	82,406	749,153	(2,973)	451,785	4,968,872
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,969,028	82,406	749,153	(2,973)	451,785	4,968,872
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,921,367	81,904	764,872	—	486,053	5,036,627
NET ASSETS AT DECEMBER 31, 2014	$1,921,367	$81,904	$764,872	$—	$1,083,366	$5,036,627

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	American Funds Blue Chip Income and Growth Class 1 Subaccount	American Funds Blue Chip Income and Growth Class 4 Subaccount	American Funds Bond Class 1 Subaccount	American Funds Capital Income Builder Class 1 Subaccount	American Funds Capital Income Builder Class 4 Subaccount	American Funds Global Balanced Class 1 Subaccount	American Funds Global Bond Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$545,963	$—	$97,818	$—	$—	$29,698	$289,169
Changes From Operations:
• Net investment income (loss)	8,490	—	10,573	—	—	2,653	(5,731)
• Net realized gain (loss) on investments	17,181	—	2,290	—	—	4,117	2,179
• Net change in unrealized appreciation or depreciation on investments	171,868	—	(17,951)	—	—	6,083	(6,939)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	197,539	—	(5,088)	—	—	12,853	(10,491)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	308,772	—	700,753	—	—	376,545	699,525
• Contract withdrawals and transfers to annuity reserves	(26,605)	—	(5,607)	—	—	(2,193)	(50,522)
• Contract transfers	(54,016)	—	30,964	—	—	(180,822)	170,269
	228,151	—	726,110	—	—	193,530	819,272
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	228,151	—	726,110	—	—	193,530	819,272
TOTAL INCREASE (DECREASE) IN NET ASSETS	425,690	—	721,022	—	—	206,383	808,781
NET ASSETS AT DECEMBER 31, 2013	971,653	—	818,840	—	—	236,081	1,097,950
Changes From Operations:
• Net investment income (loss)	53,468	57,015	28,309	248	12,150	1,631	13,041
• Net realized gain (loss) on investments	42,665	82	1,627	(192)	4,761	11,976	13,188
• Net change in unrealized appreciation or depreciation on investments	101,896	(13,282)	35,154	(527)	(58,919)	(10,222)	(24,709)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	198,029	43,815	65,090	(471)	(42,008)	3,385	1,520
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,167,910	2,851,291	1,185,535	153,832	3,412,204	228,538	559,284
• Contract withdrawals and transfers to annuity reserves	(89,077)	(22,192)	(43,156)	—	(15,355)	(123,418)	(39,208)
• Contract transfers	80,302	76,279	2,239	(36,158)	(90,671)	(200)	29,490
	1,159,135	2,905,378	1,144,618	117,674	3,306,178	104,920	549,566
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,159,135	2,905,378	1,144,618	117,674	3,306,178	104,920	549,566
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,357,164	2,949,193	1,209,708	117,203	3,264,170	108,305	551,086
NET ASSETS AT DECEMBER 31, 2014	$2,328,817	$2,949,193	$2,028,548	$117,203	$3,264,170	$344,386	$1,649,036
See accompanying notes.

	American Funds Global Discovery Class 1 Subaccount	American Funds Global Growth Class 1 Subaccount	American Funds Global Growth Class 2 Subaccount	American Funds Global Growth Class 4 Subaccount	American Funds Global Growth and Income Class 1 Subaccount	American Funds Global Small Capitalization Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$26,800	$7,558	$294,366,132	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	93	1,370	(992,758)	—	4,094	(241)
• Net realized gain (loss) on investments	6,564	528	15,061,326	—	129	210
• Net change in unrealized appreciation or depreciation on investments	(924)	19,171	60,136,168	—	6,264	12,493
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,733	21,069	74,204,736	—	10,487	12,462
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,500	88,850	5,274,585	—	161,862	161,604
• Contract withdrawals and transfers to annuity reserves	(96)	(1,722)	(30,127,452)	—	(1,490)	(818)
• Contract transfers	(34,937)	64,915	(14,887,557)	—	(1,691)	(1,927)
	(32,533)	152,043	(39,740,424)	—	158,681	158,859
Annuity Reserves:
• Annuity Payments	—	—	(15,986)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	244	—	—	—
	—	—	(15,742)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,533)	152,043	(39,756,166)	—	158,681	158,859
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,800)	173,112	34,448,570	—	169,168	171,321
NET ASSETS AT DECEMBER 31, 2013	—	180,670	328,814,702	—	169,168	171,321
Changes From Operations:
• Net investment income (loss)	—	5,755	(1,301,252)	8,631	15,086	(965)
• Net realized gain (loss) on investments	—	49,264	45,337,066	53	767	1,815
• Net change in unrealized appreciation or depreciation on investments	—	(43,569)	(41,853,807)	(6,679)	627	(10,951)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	11,450	2,182,007	2,005	16,480	(10,101)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	747,910	5,311,635	1,603,323	379,753	473,133
• Contract withdrawals and transfers to annuity reserves	—	(18,917)	(32,707,582)	(5,014)	(16,573)	(15,782)
• Contract transfers	—	8,754	(3,508,863)	107,309	(7,299)	28,703
	—	737,747	(30,904,810)	1,705,618	355,881	486,054
Annuity Reserves:
• Annuity Payments	—	—	(19,003)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(2,063)	—	—	—
	—	—	(21,066)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	737,747	(30,925,876)	1,705,618	355,881	486,054
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	749,197	(28,743,869)	1,707,623	372,361	475,953
NET ASSETS AT DECEMBER 31, 2014	$—	$929,867	$300,070,833	$1,707,623	$541,529	$647,274

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	American Funds Global Small Capitalization Class 2 Subaccount	American Funds Global Small Capitalization Class 4 Subaccount	American Funds Growth Class 1 Subaccount	American Funds Growth Class 2 Subaccount	American Funds Growth Class 4 Subaccount	American Funds Growth-Income Class 1 Subaccount	American Funds Growth-Income Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$412,911,878	$—	$181,628	$1,577,540,044	$—	$7,525	$1,889,206,205
Changes From Operations:
• Net investment income (loss)	(1,940,529)	—	5,747	(11,742,666)	—	7,864	(2,960,510)
• Net realized gain (loss) on investments	14,626,969	—	7,161	90,372,068	—	992	89,524,209
• Net change in unrealized appreciation or depreciation on investments	91,343,481	—	164,673	326,110,704	—	64,741	467,879,436
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	104,029,921	—	177,581	404,740,106	—	73,597	554,443,135
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	14,118,150	—	1,077,201	18,400,118	—	718,918	40,189,218
• Contract withdrawals and transfers to annuity reserves	(38,010,305)	—	(19,504)	(178,513,606)	—	(6,744)	(204,168,759)
• Contract transfers	(24,268,325)	—	437,982	(108,788,075)	—	64,294	(110,351,787)
	(48,160,480)	—	1,495,679	(268,901,563)	—	776,468	(274,331,328)
Annuity Reserves:
• Annuity Payments	(10,431)	—	—	(100,220)	—	—	(236,955)
• Receipt (reimbursement) of mortality guarantee adjustments	4,993	—	—	1,678	—	—	8,728
	(5,438)	—	—	(98,542)	—	—	(228,227)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(48,165,918)	—	1,495,679	(269,000,105)	—	776,468	(274,559,555)
TOTAL INCREASE (DECREASE) IN NET ASSETS	55,864,003	—	1,673,260	135,740,001	—	850,065	279,883,580
NET ASSETS AT DECEMBER 31, 2013	468,775,881	—	1,854,888	1,713,280,045	—	857,590	2,169,089,785
Changes From Operations:
• Net investment income (loss)	(5,357,906)	(1,767)	31,126	(14,191,901)	38,794	23,506	(4,494,261)
• Net realized gain (loss) on investments	20,225,927	(289)	169,311	181,054,934	(2,668)	95,444	226,867,860
• Net change in unrealized appreciation or depreciation on investments	(10,320,455)	(2,686)	81,462	(61,422,605)	140,430	77,684	(39,670,371)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,547,566	(4,742)	281,899	105,440,428	176,556	196,634	182,703,228
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	14,033,196	1,067,142	3,275,982	17,123,858	6,610,797	1,798,304	43,501,878
• Contract withdrawals and transfers to annuity reserves	(45,910,478)	(4,396)	(170,878)	(193,981,259)	(28,635)	(47,820)	(244,589,731)
• Contract transfers	2,673,237	47,349	(32,014)	(59,539,575)	626,377	112,735	(79,261,243)
	(29,204,045)	1,110,095	3,073,090	(236,396,976)	7,208,539	1,863,219	(280,349,096)
Annuity Reserves:
• Annuity Payments	(14,842)	—	—	(116,009)	—	—	(252,611)
• Receipt (reimbursement) of mortality guarantee adjustments	2,341	—	—	(2,324)	—	—	4,284
	(12,501)	—	—	(118,333)	—	—	(248,327)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,216,546)	1,110,095	3,073,090	(236,515,309)	7,208,539	1,863,219	(280,597,423)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,668,980)	1,105,353	3,354,989	(131,074,881)	7,385,095	2,059,853	(97,894,195)
NET ASSETS AT DECEMBER 31, 2014	$444,106,901	$1,105,353	$5,209,877	$1,582,205,164	$7,385,095	$2,917,443	$2,071,195,590

See accompanying notes.

	American Funds Growth-Income Class 4 Subaccount	American Funds High-Income Bond Class 1 Subaccount	American Funds International Class 1 Subaccount	American Funds International Class 2 Subaccount	American Funds International Class 4 Subaccount	American Funds International Growth and Income Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$170,366	$165,249	$700,805,428	$—	$—
Changes From Operations:
• Net investment income (loss)	—	18,315	2,481	(1,058,776)	—	16,062
• Net realized gain (loss) on investments	—	(500)	3,132	14,268,499	—	12,384
• Net change in unrealized appreciation or depreciation on investments	—	(6,213)	44,867	119,788,911	—	23,283
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	11,602	50,480	132,998,634	—	51,729
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	176,892	270,865	31,079,679	—	521,171
• Contract withdrawals and transfers to annuity reserves	—	(32,800)	(7,363)	(68,347,820)	—	(11,143)
• Contract transfers	—	24,487	(12,615)	(18,070,762)	—	256,305
	—	168,579	250,887	(55,338,903)	—	766,333
Annuity Reserves:
• Annuity Payments	—	—	—	(29,205)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	1,240	—	—
	—	—	—	(27,965)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	168,579	250,887	(55,366,868)	—	766,333
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	180,181	301,367	77,631,766	—	818,062
NET ASSETS AT DECEMBER 31, 2013	—	350,547	466,616	778,437,194	—	818,062
Changes From Operations:
• Net investment income (loss)	37,063	36,633	22,878	(662,899)	30,517	35,327
• Net realized gain (loss) on investments	(874)	(297)	5,239	18,683,051	(474)	13,389
• Net change in unrealized appreciation or depreciation on investments	5,850	(46,914)	(96,868)	(48,449,796)	(84,930)	(116,677)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,039	(10,578)	(68,751)	(30,429,644)	(54,887)	(67,961)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,442,491	418,925	1,606,949	30,722,949	2,764,930	832,396
• Contract withdrawals and transfers to annuity reserves	(10,255)	(26,487)	(40,100)	(77,819,518)	(9,786)	(77,489)
• Contract transfers	98,133	45,342	43,920	28,695,581	326,968	28,903
	4,530,369	437,780	1,610,769	(18,400,988)	3,082,112	783,810
Annuity Reserves:
• Annuity Payments	—	—	—	(32,752)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	757	—	—
	—	—	—	(31,995)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,530,369	437,780	1,610,769	(18,432,983)	3,082,112	783,810
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,572,408	427,202	1,542,018	(48,862,627)	3,027,225	715,849
NET ASSETS AT DECEMBER 31, 2014	$4,572,408	$777,749	$2,008,634	$729,574,567	$3,027,225	$1,533,911

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	American Funds Managed Risk Asset Allocation Class P1 Subaccount	American Funds Managed Risk Asset Allocation Class P2 Subaccount	American Funds Managed Risk Blue Chip Income and Growth Class P1 Subaccount	American Funds Managed Risk Growth Class P1 Subaccount	American Funds Managed Risk Growth-Income Class P1 Subaccount	American Funds Managed Risk International Class P1 Subaccount	American Funds Mortgage Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$—	$—	$—	$147,411
Changes From Operations:
• Net investment income (loss)	3,113	—	156	217	59	—	(43)
• Net realized gain (loss) on investments	86	—	1	10	—	—	151
• Net change in unrealized appreciation or depreciation on investments	24,094	—	872	1,520	147	—	(6,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,293	—	1,029	1,747	206	—	(6,207)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	355,037	—	11,148	50,010	6,069	—	147,950
• Contract withdrawals and transfers to annuity reserves	(946)	—	—	(555)	—	—	(4,654)
• Contract transfers	(76)	—	—	—	—	—	30,293
	354,015	—	11,148	49,455	6,069	—	173,589
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	354,015	—	11,148	49,455	6,069	—	173,589
TOTAL INCREASE (DECREASE) IN NET ASSETS	381,308	—	12,177	51,202	6,275	—	167,382
NET ASSETS AT DECEMBER 31, 2013	381,308	—	12,177	51,202	6,275	—	314,793
Changes From Operations:
• Net investment income (loss)	(1,585)	(12,494)	2,079	(244)	181	126	(1,137)
• Net realized gain (loss) on investments	503	78	100	1,366	314	1	1,031
• Net change in unrealized appreciation or depreciation on investments	9,177	47,721	2,100	(886)	(345)	(707)	11,832
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,095	35,305	4,279	236	150	(580)	11,726
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	365,764	5,507,822	86,009	21,605	20,314	14,228	67,291
• Contract withdrawals and transfers to annuity reserves	(5,072)	(8,768)	(1,150)	(3,579)	(341)	—	(122,970)
• Contract transfers	(145)	765,021	(87)	(631)	278	—	5,386
	360,547	6,264,075	84,772	17,395	20,251	14,228	(50,293)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	360,547	6,264,075	84,772	17,395	20,251	14,228	(50,293)
TOTAL INCREASE (DECREASE) IN NET ASSETS	368,642	6,299,380	89,051	17,631	20,401	13,648	(38,567)
NET ASSETS AT DECEMBER 31, 2014	$749,950	$6,299,380	$101,228	$68,833	$26,676	$13,648	$276,226

See accompanying notes.

	American Funds Mortgage Class 4 Subaccount	American Funds New World Class 1 Subaccount	American Funds New World Class 4 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Class 1 Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	BlackRock Global Allocation V.I. Class III Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$27,382	$—	$64,936	$67,220	$1,265,422,400
Changes From Operations:
• Net investment income (loss)	—	5,730	—	(357)	5,034	(9,287,835)
• Net realized gain (loss) on investments	—	1,456	—	(2,212)	21,904	70,594,933
• Net change in unrealized appreciation or depreciation on investments	—	25,764	—	(8,881)	13,074	93,822,866
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	32,950	—	(11,450)	40,012	155,129,964
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	493,629	—	290,101	782,089	56,950,822
• Contract withdrawals and transfers to annuity reserves	—	(8,020)	—	(6,528)	(25,184)	(82,994,050)
• Contract transfers	—	135,554	—	(66,482)	73,729	1,661,930
	—	621,163	—	217,091	830,634	(24,381,298)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(20,378)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	679
	—	—	—	—	—	(19,699)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	621,163	—	217,091	830,634	(24,400,997)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	654,113	—	205,641	870,646	130,728,967
NET ASSETS AT DECEMBER 31, 2013	—	681,495	—	270,577	937,866	1,396,151,367
Changes From Operations:
• Net investment income (loss)	160	8,606	12,938	(292)	23,017	5,710,011
• Net realized gain (loss) on investments	(22)	112,633	(1,186)	952	106,059	132,602,574
• Net change in unrealized appreciation or depreciation on investments	(144)	(251,413)	(140,149)	9,502	(124,100)	(135,364,694)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6)	(130,174)	(128,397)	10,162	4,976	2,947,891
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	47,417	1,073,297	1,998,859	33,756	479,413	53,931,717
• Contract withdrawals and transfers to annuity reserves	(134)	(35,959)	(12,962)	(130,998)	(12,257)	(112,029,952)
• Contract transfers	5,551	57,038	226,007	2,891	33,875	(26,130,072)
	52,834	1,094,376	2,211,904	(94,351)	501,031	(84,228,307)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(38,059)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(3,163)
	—	—	—	—	—	(41,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	52,834	1,094,376	2,211,904	(94,351)	501,031	(84,269,529)
TOTAL INCREASE (DECREASE) IN NET ASSETS	52,828	964,202	2,083,507	(84,189)	506,007	(81,321,638)
NET ASSETS AT DECEMBER 31, 2014	$52,828	$1,645,697	$2,083,507	$186,388	$1,443,873	$1,314,829,729

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	ClearBridge Variable Aggressive Growth Class I Subaccount	ClearBridge Variable Aggressive Growth Class II Subaccount	ClearBridge Variable Mid Cap Core Class I Subaccount	ClearBridge Variable Mid Cap Core Class II Subaccount	Delaware VIP Diversified Income Standard Class Subaccount	Delaware VIP Diversified Income Service Class Subaccount	Delaware VIP Emerging Markets Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$—	$61,548	$1,400,398,415	$—
Changes From Operations:
• Net investment income (loss)	—	—	—	—	(193)	7,667,643	—
• Net realized gain (loss) on investments	—	—	—	—	(1,064)	19,285,385	—
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—	(558)	(71,365,727)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—	(1,815)	(44,412,699)	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	—	385,931	147,227,353	—
• Contract withdrawals and transfers to annuity reserves	—	—	—	—	(34,630)	(111,539,752)	—
• Contract transfers	—	—	—	—	152,136	28,910,594	—
	—	—	—	—	503,437	64,598,195	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(25,083)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	626	—
	—	—	—	—	—	(24,457)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—	503,437	64,573,738	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—	501,622	20,161,039	—
NET ASSETS AT DECEMBER 31, 2013	—	—	—	—	563,170	1,420,559,454	—
Changes From Operations:
• Net investment income (loss)	61	(10,485)	2	(40,029)	6,845	5,644,630	(4)
• Net realized gain (loss) on investments	7,738	207,875	175	785,169	956	2,160,926	—
• Net change in unrealized appreciation or depreciation on investments	(2,913)	(111,669)	(117)	(446,189)	17,712	40,090,149	(188)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,886	85,721	60	298,951	25,513	47,895,705	(192)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	192,568	4,186,478	2,499	5,508,344	559,379	161,159,233	—
• Contract withdrawals and transfers to annuity reserves	—	(2,270)	—	(75,208)	(22,618)	(135,694,852)	—
• Contract transfers	—	453,137	—	8,574,915	18,145	187,776,295	3,333
	192,568	4,637,345	2,499	14,008,051	554,906	213,240,676	3,333
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(46,645)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(3,273)	—
	—	—	—	—	—	(49,918)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	192,568	4,637,345	2,499	14,008,051	554,906	213,190,758	3,333
TOTAL INCREASE (DECREASE) IN NET ASSETS	197,454	4,723,066	2,559	14,307,002	580,419	261,086,463	3,141
NET ASSETS AT DECEMBER 31, 2014	$197,454	$4,723,066	$2,559	$14,307,002	$1,143,589	$1,681,645,917	$3,141

See accompanying notes.

	Delaware VIP Emerging Markets Service Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP High Yield Service Class Subaccount	Delaware VIP International Value Equity Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$349,984,488	$10,126,647	$248,978,115	$214,482	$76,979	$1,098,789,192
Changes From Operations:
• Net investment income (loss)	(671,082)	639,021	13,305,838	240	(259)	(635,155)
• Net realized gain (loss) on investments	4,341,490	382,760	6,110,240	(11,046)	(752)	(1,654,789)
• Net change in unrealized appreciation or depreciation on investments	24,441,965	(429,579)	(3,181,721)	50,190	(2,363)	(27,575,156)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,112,373	592,202	16,234,357	39,384	(3,374)	(29,865,100)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	11,528,945	8,215	1,664,856	111	380,913	182,202,100
• Contract withdrawals and transfers to annuity reserves	(26,685,586)	(673,565)	(28,449,137)	(20,412)	(14,825)	(89,951,864)
• Contract transfers	3,373,486	(4,930,327)	(13,650,778)	(15,785)	463,119	135,199,449
	(11,783,155)	(5,595,677)	(40,435,059)	(36,086)	829,207	227,449,685
Annuity Reserves:
• Annuity Payments	(8,917)	(314)	(16,777)	—	—	(12,821)
• Receipt (reimbursement) of mortality guarantee adjustments	8	66	591	—	—	15
	(8,909)	(248)	(16,186)	—	—	(12,806)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,792,064)	(5,595,925)	(40,451,245)	(36,086)	829,207	227,436,879
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,320,309	(5,003,723)	(24,216,888)	3,298	825,833	197,571,779
NET ASSETS AT DECEMBER 31, 2013	366,304,797	5,122,924	224,761,227	217,780	902,812	1,296,360,971
Changes From Operations:
• Net investment income (loss)	(4,413,442)	252,164	10,507,474	(219)	2,696	(122,650)
• Net realized gain (loss) on investments	8,029,262	210,335	7,142,985	(14,839)	(307)	(1,835,230)
• Net change in unrealized appreciation or depreciation on investments	(36,840,698)	(560,901)	(20,911,761)	(4,659)	(130)	2,931,189
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,224,878)	(98,402)	(3,261,302)	(19,717)	2,259	973,309
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,083,635	14,575	1,801,672	4,400	297,152	139,490,779
• Contract withdrawals and transfers to annuity reserves	(30,504,626)	(766,762)	(29,297,088)	(26,642)	(41,501)	(126,723,902)
• Contract transfers	13,777,268	74,606	(10,950,346)	(16,617)	76,302	46,293,527
	(7,643,723)	(677,581)	(38,445,762)	(38,859)	331,953	59,060,404
Annuity Reserves:
• Annuity Payments	(21,293)	(313)	(18,938)	—	—	(6,727)
• Receipt (reimbursement) of mortality guarantee adjustments	(2,550)	67	1,751	—	—	(691)
	(23,843)	(246)	(17,187)	—	—	(7,418)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,667,566)	(677,827)	(38,462,949)	(38,859)	331,953	59,052,986
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,892,444)	(776,229)	(41,724,251)	(58,576)	334,212	60,026,295
NET ASSETS AT DECEMBER 31, 2014	$325,412,353	$4,346,695	$183,036,976	$159,204	$1,237,024	$1,356,387,266

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP REIT Standard Class Subaccount	Delaware VIP REIT Service Class Subaccount	Delaware VIP Small Cap Value Standard Class Subaccount	Delaware VIP Small Cap Value Service Class Subaccount	Delaware VIP Smid Cap Growth Standard Class Subaccount	Delaware VIP Smid Cap Growth Service Class Subaccount	Delaware VIP U.S. Growth Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$4,355,745	$151,073,344	$7,108,831	$325,403,913	$7,799,343	$132,109,834	$276,129,824
Changes From Operations:
• Net investment income (loss)	3,313	(582,745)	(51,330)	(4,052,593)	(117,902)	(2,461,174)	(3,160,836)
• Net realized gain (loss) on investments	32,081	2,801,314	839,602	33,931,053	902,413	15,253,977	28,518,909
• Net change in unrealized appreciation or depreciation on investments	(2,359)	(1,691,895)	1,284,911	64,867,532	2,022,154	35,339,747	62,455,438
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,035	526,674	2,073,183	94,745,992	2,806,665	48,132,550	87,813,511
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	15,992	8,535,178	25,249	10,810,499	29,925	9,644,355	15,982,014
• Contract withdrawals and transfers to annuity reserves	(451,585)	(16,378,401)	(1,011,898)	(33,354,379)	(1,124,117)	(15,753,085)	(19,950,756)
• Contract transfers	325,234	(3,385,337)	(136,831)	(24,678,018)	(79,982)	(4,196,255)	(24,564,335)
	(110,359)	(11,228,560)	(1,123,480)	(47,221,898)	(1,174,174)	(10,304,985)	(28,533,077)
Annuity Reserves:
• Annuity Payments	(19,977)	(29,580)	(1,268)	(4,158)	(2,701)	(11,775)	(931)
• Receipt (reimbursement) of mortality guarantee adjustments	460	5,108	96	(706)	46	(1,403)	446
	(19,517)	(24,472)	(1,172)	(4,864)	(2,655)	(13,178)	(485)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(129,876)	(11,253,032)	(1,124,652)	(47,226,762)	(1,176,829)	(10,318,163)	(28,533,562)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(96,841)	(10,726,358)	948,531	47,519,230	1,629,836	37,814,387	59,279,949
NET ASSETS AT DECEMBER 31, 2013	4,258,904	140,346,986	8,057,362	372,923,143	9,429,179	169,924,221	335,409,773
Changes From Operations:
• Net investment income (loss)	(5,100)	(857,157)	(66,744)	(4,822,864)	(113,894)	(2,511,608)	(3,802,897)
• Net realized gain (loss) on investments	94,948	4,953,072	1,039,966	47,013,084	1,191,545	21,315,961	41,028,438
• Net change in unrealized appreciation or depreciation on investments	1,030,333	32,921,523	(645,300)	(28,288,765)	(994,569)	(18,146,481)	(573,374)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,120,181	37,017,438	327,922	13,901,455	83,082	657,872	36,652,167
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	82,849	9,821,506	74,208	12,666,631	36,621	6,867,980	15,230,598
• Contract withdrawals and transfers to annuity reserves	(687,733)	(18,469,534)	(827,649)	(35,919,518)	(832,820)	(15,125,403)	(28,819,371)
• Contract transfers	1,173,027	7,465,464	(70,600)	(7,822,676)	(347,559)	(14,667,404)	(2,383,495)
	568,143	(1,182,564)	(824,041)	(31,075,563)	(1,143,758)	(22,924,827)	(15,972,268)
Annuity Reserves:
• Annuity Payments	(21,140)	(22,966)	(1,410)	(14,907)	(2,933)	(15,551)	(2,336)
• Receipt (reimbursement) of mortality guarantee adjustments	427	4,230	132	(1,866)	13	662	117
	(20,713)	(18,736)	(1,278)	(16,773)	(2,920)	(14,889)	(2,219)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	547,430	(1,201,300)	(825,319)	(31,092,336)	(1,146,678)	(22,939,716)	(15,974,487)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,667,611	35,816,138	(497,397)	(17,190,881)	(1,063,596)	(22,281,844)	20,677,680
NET ASSETS AT DECEMBER 31, 2014	$5,926,515	$176,163,124	$7,559,965	$355,732,262	$8,365,583	$147,642,377	$356,087,453
See accompanying notes.

	Delaware VIP Value Standard Class Subaccount	Delaware VIP Value Service Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Alternative Asset Allocation VIP Class B Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class B Subaccount
NET ASSETS AT JANUARY 1, 2013	$5,735,340	$184,513,961	$41,178	$48,887,063	$18,587,414	$24,431,454
Changes From Operations:
• Net investment income (loss)	20,416	(373,735)	(1,421)	37,117	149,304	236,805
• Net realized gain (loss) on investments	300,939	12,555,323	(788)	163,330	4,440,301	7,384,874
• Net change in unrealized appreciation or depreciation on investments	1,465,995	46,303,024	6,938	(700,499)	(705,958)	(3,701,998)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,787,350	58,484,612	4,729	(500,052)	3,883,647	3,919,681
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,489	9,109,231	323,114	3,359,508	49,292	22,862
• Contract withdrawals and transfers to annuity reserves	(607,819)	(22,376,380)	(19,434)	(3,953,006)	(2,226,719)	(1,808,043)
• Contract transfers	487,228	20,401,005	287,857	5,204,417	(12,042,451)	(26,564,769)
	(115,102)	7,133,856	591,537	4,610,919	(14,219,878)	(28,349,950)
Annuity Reserves:
• Annuity Payments	(2,510)	(9,295)	—	—	(2,006)	(1,185)
• Receipt (reimbursement) of mortality guarantee adjustments	524	(2,423)	—	—	322	—
	(1,986)	(11,718)	—	—	(1,684)	(1,185)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(117,088)	7,122,138	591,537	4,610,919	(14,221,562)	(28,351,135)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,670,262	65,606,750	596,266	4,110,867	(10,337,915)	(24,431,454)
NET ASSETS AT DECEMBER 31, 2013	7,405,602	250,120,711	637,444	52,997,930	8,249,499	—
Changes From Operations:
• Net investment income (loss)	18,709	(766,068)	4,816	(82,143)	17,696	(4)
• Net realized gain (loss) on investments	581,774	16,459,299	5,116	622,705	951,973	13
• Net change in unrealized appreciation or depreciation on investments	214,762	13,122,123	3,774	167,770	(184,747)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	815,245	28,815,354	13,706	708,332	784,922	9
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	157,393	11,653,754	211,026	6,935,133	49,266	3
• Contract withdrawals and transfers to annuity reserves	(885,575)	(27,955,470)	(20,716)	(4,005,547)	(792,979)	(12)
• Contract transfers	(388,544)	25,244,525	10,813	(1,001,324)	(1,231,765)	—
	(1,116,726)	8,942,809	201,123	1,928,262	(1,975,478)	(9)
Annuity Reserves:
• Annuity Payments	(1,893)	(13,414)	—	—	(942)	—
• Receipt (reimbursement) of mortality guarantee adjustments	(10,723)	(1,214)	—	—	426	—
	(12,616)	(14,628)	—	—	(516)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,129,342)	8,928,181	201,123	1,928,262	(1,975,994)	(9)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(314,097)	37,743,535	214,829	2,636,594	(1,191,072)	—
NET ASSETS AT DECEMBER 31, 2014	$7,091,505	$287,864,246	$852,273	$55,634,524	$7,058,427	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Deutsche Small Cap Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class B Subaccount	Eaton Vance VT Floating-Rate Income Fund Initial Class Subaccount	Eaton Vance VT Floating-Rate Income Fund Advisor Class Subaccount	Fidelity VIP Contrafund Initial Class Subaccount	Fidelity VIP Contrafund Service Class 2 Subaccount	Fidelity VIP Equity-Income Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$4,672,758	$11,128,385	$—	$—	$—	$982,723,808	$6,035,653
Changes From Operations:
• Net investment income (loss)	4,255	100,343	—	—	—	(8,780,677)	(33,572)
• Net realized gain (loss) on investments	444,538	2,647,871	—	—	—	37,609,681	364,648
• Net change in unrealized appreciation or depreciation on investments	1,103,588	(923,878)	—	—	—	240,308,847	670,085
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,552,381	1,824,336	—	—	—	269,137,851	1,001,161
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,428	10,525	—	—	—	36,550,358	1,259
• Contract withdrawals and transfers to annuity reserves	(567,334)	(797,687)	—	—	—	(91,476,318)	(395,818)
• Contract transfers	(348,408)	(12,165,559)	—	—	—	(49,078,471)	(6,642,255)
	(908,314)	(12,952,721)	—	—	—	(104,004,431)	(7,036,814)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(14,509)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	235	—
	—	—	—	—	—	(14,274)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(908,314)	(12,952,721)	—	—	—	(104,018,705)	(7,036,814)
TOTAL INCREASE (DECREASE) IN NET ASSETS	644,067	(11,128,385)	—	—	—	165,119,146	(6,035,653)
NET ASSETS AT DECEMBER 31, 2013	5,316,825	—	—	—	—	1,147,842,954	—
Changes From Operations:
• Net investment income (loss)	(27,192)	—	7,867	3,054	410	(10,502,998)	—
• Net realized gain (loss) on investments	650,393	—	(80)	(31)	923	85,237,551	—
• Net change in unrealized appreciation or depreciation on investments	(512,227)	—	(17,124)	(3,870)	(1,460)	30,923,916	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,974	—	(9,337)	(847)	(127)	105,658,469	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	163,563	—	1,374,357	475,777	126,859	39,017,051	—
• Contract withdrawals and transfers to annuity reserves	(1,008,052)	—	(4,797)	(874)	—	(111,065,850)	—
• Contract transfers	(216,732)	—	47,152	(35,000)	(219)	(51,634,515)	—
	(1,061,221)	—	1,416,712	439,903	126,640	(123,683,314)	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(25,954)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(1,052)	—
	—	—	—	—	—	(27,006)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,061,221)	—	1,416,712	439,903	126,640	(123,710,320)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(950,247)	—	1,407,375	439,056	126,513	(18,051,851)	—
NET ASSETS AT DECEMBER 31, 2014	$4,366,578	$—	$1,407,375	$439,056	$126,513	$1,129,791,103	$—

See accompanying notes.

	Fidelity VIP Equity-Income Service Class 2 Subaccount	Fidelity VIP Growth Initial Class Subaccount	Fidelity VIP Growth Service Class 2 Subaccount	Fidelity VIP Mid Cap Initial Class Subaccount	Fidelity VIP Mid Cap Service Class 2 Subaccount	Fidelity VIP Overseas Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$33,091,613	$4,693,997	$128,371,676	$—	$479,121,111	$1,543,100
Changes From Operations:
• Net investment income (loss)	(213,883)	(55,724)	(2,398,251)	—	(7,156,542)	(8,461)
• Net realized gain (loss) on investments	2,513,407	88,851	8,704,050	—	84,195,429	69,867
• Net change in unrealized appreciation or depreciation on investments	3,132,140	1,432,453	35,563,204	—	74,232,293	116,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,431,664	1,465,580	41,869,003	—	151,271,180	177,525
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	93,726	20,230	8,099,983	—	23,549,243	2,371
• Contract withdrawals and transfers to annuity reserves	(1,533,387)	(581,513)	(11,253,819)	—	(40,012,680)	(51,740)
• Contract transfers	(37,066,175)	(148,306)	(6,417,882)	—	(46,127,128)	(1,671,256)
	(38,505,836)	(709,589)	(9,571,718)	—	(62,590,565)	(1,720,625)
Annuity Reserves:
• Annuity Payments	(17,617)	(427)	(5,761)	—	(8,254)	—
• Receipt (reimbursement) of mortality guarantee adjustments	176	159	1	—	(101)	—
	(17,441)	(268)	(5,760)	—	(8,355)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(38,523,277)	(709,857)	(9,577,478)	—	(62,598,920)	(1,720,625)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,091,613)	755,723	32,291,525	—	88,672,260	(1,543,100)
NET ASSETS AT DECEMBER 31, 2013	—	5,449,720	160,663,201	—	567,793,371	—
Changes From Operations:
• Net investment income (loss)	(4)	(68,743)	(2,805,438)	1,086	(8,911,221)	—
• Net realized gain (loss) on investments	35	371,302	25,341,271	4,495	26,214,440	—
• Net change in unrealized appreciation or depreciation on investments	—	202,702	(7,658,341)	9,723	6,379,445	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31	505,261	14,877,492	15,304	23,682,664	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4	128,050	11,305,745	571,682	23,508,728	—
• Contract withdrawals and transfers to annuity reserves	(35)	(786,768)	(18,931,396)	(984)	(47,746,203)	—
• Contract transfers	—	86,774	(10,831,723)	2,667	(12,365,634)	—
	(31)	(571,944)	(18,457,374)	573,365	(36,603,109)	—
Annuity Reserves:
• Annuity Payments	—	(204)	(6,818)	—	(9,324)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(3,408)	320	—	44	—
	—	(3,612)	(6,498)	—	(9,280)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31)	(575,556)	(18,463,872)	573,365	(36,612,389)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(70,295)	(3,586,380)	588,669	(12,929,725)	—
NET ASSETS AT DECEMBER 31, 2014	$—	$5,379,425	$157,076,821	$588,669	$554,863,646	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Fidelity VIP Overseas Service Class 2 Subaccount	First Trust Multi Income Allocation Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Class I Subaccount	Franklin Founding Funds Allocation VIP Class 4 Subaccount	Franklin Income VIP Class 1 Subaccount	Franklin Income VIP Class 2 Subaccount	Franklin Income VIP Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2013	$70,116,312	$—	$—	$—	$—	$587,335,783	$—
Changes From Operations:
• Net investment income (loss)	(439,883)	—	—	—	—	28,952,647	—
• Net realized gain (loss) on investments	5,818,570	—	—	—	—	5,069,443	—
• Net change in unrealized appreciation or depreciation on investments	2,438,470	—	—	—	—	35,863,934	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,817,157	—	—	—	—	69,886,024	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	361,343	—	—	—	—	32,994,337	—
• Contract withdrawals and transfers to annuity reserves	(2,930,251)	—	—	—	—	(56,556,195)	—
• Contract transfers	(75,349,169)	—	—	—	—	3,375,507	—
	(77,918,077)	—	—	—	—	(20,186,351)	—
Annuity Reserves:
• Annuity Payments	(15,414)	—	—	—	—	(7,476)	—
• Receipt (reimbursement) of mortality guarantee adjustments	22	—	—	—	—	(2,123)	—
	(15,392)	—	—	—	—	(9,599)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(77,933,469)	—	—	—	—	(20,195,950)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,116,312)	—	—	—	—	49,690,074	—
NET ASSETS AT DECEMBER 31, 2013	—	—	—	—	—	637,025,857	—
Changes From Operations:
• Net investment income (loss)	—	1,693	(1,632)	(16,099)	(18)	22,040,866	(21,649)
• Net realized gain (loss) on investments	1	576	(659)	119	1,673	10,795,732	(8,115)
• Net change in unrealized appreciation or depreciation on investments	—	2,321	28,627	(77,394)	—	(13,400,992)	(144,095)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1	4,590	26,336	(93,374)	1,655	19,435,606	(173,859)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2	410,668	1,350,906	1,132,011	—	44,954,167	7,271,675
• Contract withdrawals and transfers to annuity reserves	(3)	—	(911)	(5,566)	(1,655)	(70,285,001)	(51,293)
• Contract transfers	—	9,310	179,363	5,426,514	—	9,148,741	738,627
	(1)	419,978	1,529,358	6,552,959	(1,655)	(16,182,093)	7,959,009
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(24,705)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(3,416)	—
	—	—	—	—	—	(28,121)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1)	419,978	1,529,358	6,552,959	(1,655)	(16,210,214)	7,959,009
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	424,568	1,555,694	6,459,585	—	3,225,392	7,785,150
NET ASSETS AT DECEMBER 31, 2014	$—	$424,568	$1,555,694	$6,459,585	$—	$640,251,249	$7,785,150

See accompanying notes.

	Franklin Mutual Shares VIP Class 2 Subaccount	Franklin Mutual Shares VIP Class 4 Subaccount	Franklin Rising Dividends VIP Class 1 Subaccount	Franklin Rising Dividends VIP Class 4 Subaccount	Franklin Small Cap Value VIP Class 1 Subaccount	Franklin Small Cap Value VIP Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2013	$714,861,663	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	6,360,506	—	—	—	—	—
• Net realized gain (loss) on investments	25,561,425	—	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	149,773,803	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	181,695,734	—	—	—	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	29,636,998	—	—	—	—	—
• Contract withdrawals and transfers to annuity reserves	(50,334,772)	—	—	—	—	—
• Contract transfers	(54,546,613)	—	—	—	—	—
	(75,244,387)	—	—	—	—	—
Annuity Reserves:
• Annuity Payments	(4,262)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	25	—	—	—	—	—
	(4,237)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(75,248,624)	—	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	106,447,110	—	—	—	—	—
NET ASSETS AT DECEMBER 31, 2013	821,308,773	—	—	—	—	—
Changes From Operations:
• Net investment income (loss)	6,271,572	1,828	(1)	(7,220)	(272)	(1,952)
• Net realized gain (loss) on investments	37,393,435	1,496	—	438	7	(194)
• Net change in unrealized appreciation or depreciation on investments	3,548,236	(2,162)	(296)	97,257	14,038	6,218
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,213,243	1,162	(297)	90,475	13,773	4,072
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	30,470,804	857,818	86,051	2,380,519	264,610	683,534
• Contract withdrawals and transfers to annuity reserves	(74,506,541)	(4,068)	—	(14,966)	—	(4,458)
• Contract transfers	(8,122,074)	(33,711)	—	156,430	2,333	46,467
	(52,157,811)	820,039	86,051	2,521,983	266,943	725,543
Annuity Reserves:
• Annuity Payments	(11,623)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(2,713)	—	—	—	—	—
	(14,336)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(52,172,147)	820,039	86,051	2,521,983	266,943	725,543
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,958,904)	821,201	85,754	2,612,458	280,716	729,615
NET ASSETS AT DECEMBER 31, 2014	$816,349,869	$821,201	$85,754	$2,612,458	$280,716	$729,615

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Franklin Small-Mid Cap Growth VIP Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Class 4 Subaccount	Goldman Sachs VIT Large Cap Value Service Class Subaccount	Goldman Sachs VIT Money Market Institutional Class Subaccount	Goldman Sachs VIT Money Market Service Class Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$95,465,313	$—	$160,364,887	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(609,204)	—	(33,544)	—	—	—	—
• Net realized gain (loss) on investments	23,061,593	—	26,462,640	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	(7,116,865)	—	20,221,525	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,335,524	—	46,650,621	—	—	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	404,972	—	2,151,285	—	—	—	—
• Contract withdrawals and transfers to annuity reserves	(3,873,392)	—	(9,575,759)	—	—	—	—
• Contract transfers	(107,331,547)	—	(21,950,583)	—	—	—	—
	(110,799,967)	—	(29,375,057)	—	—	—	—
Annuity Reserves:
• Annuity Payments	(717)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	(717)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(110,800,684)	—	(29,375,057)	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(95,465,160)	—	17,275,564	—	—	—	—
NET ASSETS AT DECEMBER 31, 2013	153	—	177,640,451	—	—	—	—
Changes From Operations:
• Net investment income (loss)	(6)	(1,192)	217,480	(244)	(34,181)	6,904	318
• Net realized gain (loss) on investments	(330)	(181)	38,101,579	—	—	141	(15)
• Net change in unrealized appreciation or depreciation on investments	(4)	15,682	(19,256,532)	—	—	(17,018)	(925)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(340)	14,309	19,062,527	(244)	(34,181)	(9,973)	(622)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,187	511,562	1,913,266	608,085	16,258,398	697,331	10,006
• Contract withdrawals and transfers to annuity reserves	(148)	(1,403)	(15,421,259)	(10)	(2,384)	(378)	—
• Contract transfers	(852)	107,216	(12,204,548)	(277,675)	(9,308,506)	74,076	19,627
	187	617,375	(25,712,541)	330,400	6,947,508	771,029	29,633
Annuity Reserves:
• Annuity Payments	—	—	(1,565)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(463)	—	—	—	—
	—	—	(2,028)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	187	617,375	(25,714,569)	330,400	6,947,508	771,029	29,633
TOTAL INCREASE (DECREASE) IN NET ASSETS	(153)	631,684	(6,652,042)	330,156	6,913,327	761,056	29,011
NET ASSETS AT DECEMBER 31, 2014	$—	$631,684	$170,988,409	$330,156	$6,913,327	$761,056	$29,011

See accompanying notes.

	Goldman Sachs VIT Strategic Income Advisor Class Subaccount	Guggenheim Long Short Equity Subaccount	Guggenheim Multi-Hedge Strategies Subaccount	Hartford Capital Appreciation HLS Class IA Subaccount	Hartford Capital Appreciation HLS Class IC Subaccount	Huntington VA Balanced Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$—	$—	$2,726,151
Changes From Operations:
• Net investment income (loss)	—	—	—	—	—	13,340
• Net realized gain (loss) on investments	—	—	—	—	—	59,449
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—	—	287,085
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—	—	359,874
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	—	—	45,313
• Contract withdrawals and transfers to annuity reserves	—	—	—	—	—	(114,297)
• Contract transfers	—	—	—	—	—	3,016
	—	—	—	—	—	(65,968)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—	—	(65,968)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—	—	293,906
NET ASSETS AT DECEMBER 31, 2013	—	—	—	—	—	3,020,057
Changes From Operations:
• Net investment income (loss)	13,006	(695)	(1,165)	337	6,974	59,915
• Net realized gain (loss) on investments	(11,566)	2	126	2,861	35,324	340,194
• Net change in unrealized appreciation or depreciation on investments	(21,223)	12,397	13,087	(2,943)	(20,424)	(376,964)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,783)	11,704	12,048	255	21,874	23,145
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,191,383	257,080	395,406	49,104	1,354,525	20,378
• Contract withdrawals and transfers to annuity reserves	(581,819)	(340)	(213)	—	(3,827)	(24,014)
• Contract transfers	135,298	69,062	96,858	—	203,202	(3,039,566)
	744,862	325,802	492,051	49,104	1,553,900	(3,043,202)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	744,862	325,802	492,051	49,104	1,553,900	(3,043,202)
TOTAL INCREASE (DECREASE) IN NET ASSETS	725,079	337,506	504,099	49,359	1,575,774	(3,020,057)
NET ASSETS AT DECEMBER 31, 2014	$725,079	$337,506	$504,099	$49,359	$1,575,774	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Huntington VA Dividend Capture Subaccount	Invesco V.I. American Franchise Series I Subaccount	Invesco V.I. American Franchise Series II Subaccount	Invesco V.I. Balanced-Risk Allocation Series I Subaccount	Invesco V.I. Balanced-Risk Allocation Series II Subaccount	Invesco V.I. Comstock Series II Subaccount	Invesco V.I. Core Equity Series I Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,143,254	$2,448,434	$1,160,818	$—	$—	$—	$8,273,284
Changes From Operations:
• Net investment income (loss)	21,498	(26,565)	(17,086)	—	—	—	(10,809)
• Net realized gain (loss) on investments	28,242	96,800	33,496	—	—	—	420,573
• Net change in unrealized appreciation or depreciation on investments	162,295	799,424	382,367	—	—	—	1,722,247
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	212,035	869,659	398,777	—	—	—	2,132,011
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	48,655	7,558	6,528	—	—	—	37,299
• Contract withdrawals and transfers to annuity reserves	(57,818)	(317,010)	(181,781)	—	—	—	(906,617)
• Contract transfers	(14,920)	(196,797)	(34,006)	—	—	—	(441,568)
	(24,083)	(506,249)	(209,259)	—	—	—	(1,310,886)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(1,297)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	810
	—	—	—	—	—	—	(487)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,083)	(506,249)	(209,259)	—	—	—	(1,311,373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	187,952	363,410	189,518	—	—	—	820,638
NET ASSETS AT DECEMBER 31, 2013	1,331,206	2,811,844	1,350,336	—	—	—	9,093,922
Changes From Operations:
• Net investment income (loss)	53,133	(37,447)	(20,337)	(81)	(4,757)	2,640	(56,782)
• Net realized gain (loss) on investments	26,259	134,394	80,991	5	18,771	389	584,731
• Net change in unrealized appreciation or depreciation on investments	34,612	80,611	12,948	575	(9,950)	18,743	45,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,004	177,558	73,602	499	4,064	21,772	573,635
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,465	4,802	1,764	163,409	2,101,525	1,059,025	28,992
• Contract withdrawals and transfers to annuity reserves	(87,451)	(381,202)	(208,732)	(295)	(13,820)	(1,540)	(849,797)
• Contract transfers	25,699	18,392	(56,830)	—	(681,833)	44,346	(468,244)
	(55,287)	(358,008)	(263,798)	163,114	1,405,872	1,101,831	(1,289,049)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(1,455)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	1,030
	—	—	—	—	—	—	(425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(55,287)	(358,008)	(263,798)	163,114	1,405,872	1,101,831	(1,289,474)
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,717	(180,450)	(190,196)	163,613	1,409,936	1,123,603	(715,839)
NET ASSETS AT DECEMBER 31, 2014	$1,389,923	$2,631,394	$1,160,140	$163,613	$1,409,936	$1,123,603	$8,378,083
See accompanying notes.

	Invesco V.I. Core Equity Series II Subaccount	Invesco V.I. Diversified Dividend Series I Subaccount	Invesco V.I. Diversified Dividend Series II Subaccount	Invesco V.I. Equally- Weighted S&P 500 Series II Subaccount	Invesco V.I. Equity and Income Series II Subaccount	Invesco V.I. International Growth Series I Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,319,966	$—	$—	$—	$—	$2,817,427
Changes From Operations:
• Net investment income (loss)	(9,310)	—	—	—	—	(7,478)
• Net realized gain (loss) on investments	147,796	—	—	—	—	215,362
• Net change in unrealized appreciation or depreciation on investments	439,409	—	—	—	—	247,266
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	577,895	—	—	—	—	455,150
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,491	—	—	—	—	10,705
• Contract withdrawals and transfers to annuity reserves	(309,957)	—	—	—	—	(351,761)
• Contract transfers	(97,657)	—	—	—	—	(89,363)
	(405,123)	—	—	—	—	(430,419)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(405,123)	—	—	—	—	(430,419)
TOTAL INCREASE (DECREASE) IN NET ASSETS	172,772	—	—	—	—	24,731
NET ASSETS AT DECEMBER 31, 2013	2,492,738	—	—	—	—	2,842,158
Changes From Operations:
• Net investment income (loss)	(22,590)	(22)	4,055	1,105	2,813	1,128
• Net realized gain (loss) on investments	160,750	31	1,256	52,447	18,632	322,128
• Net change in unrealized appreciation or depreciation on investments	10,602	1,161	24,574	(12,724)	492	(343,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	148,762	1,170	29,885	40,828	21,937	(20,015)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,549	—	662,083	1,412,909	917,968	218,577
• Contract withdrawals and transfers to annuity reserves	(299,820)	—	(4,205)	(1,678)	(5,621)	(427,229)
• Contract transfers	(20,795)	18,942	15,490	31,533	362,190	(227,592)
	(313,066)	18,942	673,368	1,442,764	1,274,537	(436,244)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(313,066)	18,942	673,368	1,442,764	1,274,537	(436,244)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(164,304)	20,112	703,253	1,483,592	1,296,474	(456,259)
NET ASSETS AT DECEMBER 31, 2014	$2,328,434	$20,112	$703,253	$1,483,592	$1,296,474	$2,385,899

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Invesco V.I. International Growth Series II Subaccount	Ivy Funds VIP Asset Strategy Class A Subaccount	Ivy Funds VIP Energy Class A Subaccount	Ivy Funds VIP High Income Class A Subaccount	Ivy Funds VIP Micro Cap Growth Class A Subaccount	Ivy Funds VIP Mid Cap Growth Class A Subaccount	Ivy Funds VIP Science and Technology Class A Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,084,367	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(12,210)	—	—	—	—	—	—
• Net realized gain (loss) on investments	106,122	—	—	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	246,691	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	340,603	—	—	—	—	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,743	—	—	—	—	—	—
• Contract withdrawals and transfers to annuity reserves	(268,741)	—	—	—	—	—	—
• Contract transfers	136,997	—	—	—	—	—	—
	(130,001)	—	—	—	—	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(130,001)	—	—	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	210,602	—	—	—	—	—	—
NET ASSETS AT DECEMBER 31, 2013	2,294,969	—	—	—	—	—	—
Changes From Operations:
• Net investment income (loss)	25,456	(11,781)	(2,633)	(7,150)	(1,073)	(1,370)	(4,039)
• Net realized gain (loss) on investments	105,427	(12,323)	(2,292)	(2,434)	(163)	(13)	218
• Net change in unrealized appreciation or depreciation on investments	(476,316)	(77,900)	(163,143)	(40,779)	20,887	17,605	13,526
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(345,433)	(102,004)	(168,068)	(50,363)	19,651	16,222	9,705
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,540,445	4,543,018	932,629	2,363,913	344,476	584,159	1,519,514
• Contract withdrawals and transfers to annuity reserves	(581,151)	(25,924)	(570)	(9,749)	(1,284)	(1,732)	(1,088)
• Contract transfers	6,708,612	(287,853)	118,736	30,300	37,563	73,855	282,771
	9,667,906	4,229,241	1,050,795	2,384,464	380,755	656,282	1,801,197
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,667,906	4,229,241	1,050,795	2,384,464	380,755	656,282	1,801,197
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,322,473	4,127,237	882,727	2,334,101	400,406	672,504	1,810,902
NET ASSETS AT DECEMBER 31, 2014	$11,617,442	$4,127,237	$882,727	$2,334,101	$400,406	$672,504	$1,810,902

See accompanying notes.

	Janus Aspen Balanced Service Class Subaccount	Janus Aspen Enterprise Service Class Subaccount	Janus Aspen Global Research Service Class Subaccount	JPMIT Intrepid Mid Cap Class 1 Subaccount	JPMIT Intrepid Mid Cap Class 2 Subaccount	LVIP American Balanced Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$17,573,781	$5,788,938	$1,007,347	$—	$—	$108,777
Changes From Operations:
• Net investment income (loss)	(50,955)	(71,856)	(5,621)	—	—	123,035
• Net realized gain (loss) on investments	1,523,595	734,294	62,906	—	—	35,090
• Net change in unrealized appreciation or depreciation on investments	1,502,135	835,747	194,808	—	—	612,165
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,974,775	1,498,185	252,093	—	—	770,290
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	55,259	6,303	5,575	—	—	7,410,669
• Contract withdrawals and transfers to annuity reserves	(3,029,338)	(821,232)	(225,444)	—	—	(70,448)
• Contract transfers	988,794	(650,274)	105,845	—	—	190,205
	(1,985,285)	(1,465,203)	(114,024)	—	—	7,530,426
Annuity Reserves:
• Annuity Payments	(30,244)	—	(572)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	116	—	326	—	—	—
	(30,128)	—	(246)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,015,413)	(1,465,203)	(114,270)	—	—	7,530,426
TOTAL INCREASE (DECREASE) IN NET ASSETS	959,362	32,982	137,823	—	—	8,300,716
NET ASSETS AT DECEMBER 31, 2013	18,533,143	5,821,920	1,145,170	—	—	8,409,493
Changes From Operations:
• Net investment income (loss)	(22,462)	(90,081)	(6,846)	(72)	(3,452)	145,124
• Net realized gain (loss) on investments	1,051,921	840,777	89,791	—	1,320	357,932
• Net change in unrealized appreciation or depreciation on investments	66,797	(184,140)	(22,651)	2,819	64,894	(83,354)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,096,256	566,556	60,294	2,747	62,762	419,702
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	98,704	22,574	654	49,105	1,314,690	550,793
• Contract withdrawals and transfers to annuity reserves	(2,475,142)	(532,362)	(196,913)	—	(3,050)	(315,734)
• Contract transfers	(251,654)	(143,624)	(48,175)	—	206,829	(39,814)
	(2,628,092)	(653,412)	(244,434)	49,105	1,518,469	195,245
Annuity Reserves:
• Annuity Payments	(10,602)	—	(924)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	92	—	413	—	—	—
	(10,510)	—	(511)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,638,602)	(653,412)	(244,945)	49,105	1,518,469	195,245
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,542,346)	(86,856)	(184,651)	51,852	1,581,231	614,947
NET ASSETS AT DECEMBER 31, 2014	$16,990,797	$5,735,064	$960,519	$51,852	$1,581,231	$9,024,440

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP American Balanced Allocation Service Class Subaccount	LVIP American Century VP Mid Cap Value RPM Service Class Subaccount	LVIP American Global Growth Service Class II Subaccount	LVIP American Global Small Capitalization Service Class II Subaccount	LVIP American Growth Allocation Standard Class Subaccount	LVIP American Growth Allocation Service Class Subaccount	LVIP American Growth Service Class II Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$52,186,669	$50,971,346	$313,703	$—	$203,561,029
Changes From Operations:
• Net investment income (loss)	—	—	(480,210)	(841,777)	8,782	—	(2,648,063)
• Net realized gain (loss) on investments	—	—	1,895,411	1,457,514	2,997	—	6,632,918
• Net change in unrealized appreciation or depreciation on investments	—	—	13,439,102	12,461,992	59,049	—	53,074,467
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	14,854,303	13,077,729	70,828	—	57,059,322
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	11,878,479	5,980,286	232,536	—	31,789,337
• Contract withdrawals and transfers to annuity reserves	—	—	(2,537,166)	(2,210,920)	(4,509)	—	(10,270,571)
• Contract transfers	—	—	(1,704,123)	(1,866,223)	39,237	—	(13,724,211)
	—	—	7,637,190	1,903,143	267,264	—	7,794,555
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(937)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	(585)
	—	—	—	—	—	—	(1,522)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	7,637,190	1,903,143	267,264	—	7,793,033
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	22,491,493	14,980,872	338,092	—	64,852,355
NET ASSETS AT DECEMBER 31, 2013	—	—	74,678,162	65,952,218	651,795	—	268,413,384
Changes From Operations:
• Net investment income (loss)	44,519	(291,688)	(571,198)	(1,109,230)	10,386	52,971	(2,047,714)
• Net realized gain (loss) on investments	24,195	115,401	2,007,688	2,157,702	24,764	20,466	8,604,257
• Net change in unrealized appreciation or depreciation on investments	(69,552)	3,232,908	(983,581)	(1,042,023)	(5,409)	(74,144)	11,136,362
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(838)	3,056,621	452,909	6,449	29,741	(707)	17,692,905
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,636,917	32,639,598	15,449,874	5,236,861	26,676	3,055,447	33,585,700
• Contract withdrawals and transfers to annuity reserves	(16,783)	(1,350,529)	(3,972,986)	(3,121,323)	(27,638)	(6,970)	(14,040,906)
• Contract transfers	4,887	49,669,755	3,693,706	(461,318)	51,502	108,989	(2,127,926)
	2,625,021	80,958,824	15,170,594	1,654,220	50,540	3,157,466	17,416,868
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(131,324)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	46,853
	—	—	—	—	—	—	(84,471)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,625,021	80,958,824	15,170,594	1,654,220	50,540	3,157,466	17,332,397
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,624,183	84,015,445	15,623,503	1,660,669	80,281	3,156,759	35,025,302
NET ASSETS AT DECEMBER 31, 2014	$2,624,183	$84,015,445	$90,301,665	$67,612,887	$732,076	$3,156,759	$303,438,686

See accompanying notes.

	LVIP American Growth-Income Service Class II Subaccount	LVIP American Income Allocation Standard Class Subaccount	LVIP American International Service Class II Subaccount	LVIP American Preservation Standard Class Subaccount	LVIP American Preservation Service Class Subaccount	LVIP AQR Enhanced Global Strategies Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$161,718,798	$—	$112,475,522	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(1,259,913)	25	(869,466)	1,872	—	—
• Net realized gain (loss) on investments	6,517,008	2	2,476,772	171	—	—
• Net change in unrealized appreciation or depreciation on investments	45,503,364	29	20,371,692	(3,145)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	50,760,459	56	21,978,998	(1,102)	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	24,447,312	1,286	14,224,754	224,260	—	—
• Contract withdrawals and transfers to annuity reserves	(8,299,940)	(3)	(5,665,798)	(4,799)	—	—
• Contract transfers	(8,129,772)	5	(6,316,092)	(3,817)	—	—
	8,017,600	1,288	2,242,864	215,644	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,017,600	1,288	2,242,864	215,644	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,778,059	1,344	24,221,862	214,542	—	—
NET ASSETS AT DECEMBER 31, 2013	220,496,857	1,344	136,697,384	214,542	—	—
Changes From Operations:
• Net investment income (loss)	(1,365,118)	148	(1,157,849)	(497)	1,070	259
• Net realized gain (loss) on investments	9,408,320	73	2,747,757	191	96	(2)
• Net change in unrealized appreciation or depreciation on investments	10,985,320	(163)	(8,130,822)	2,586	(1,093)	795
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,028,522	58	(6,540,914)	2,280	73	1,052
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	28,352,958	5,000	10,338,817	25,016	213,027	15,000
• Contract withdrawals and transfers to annuity reserves	(12,798,819)	(14)	(6,769,392)	(116,656)	(105,270)	—
• Contract transfers	(4,593,315)	(7)	4,972,371	2,775	44,068	(1,227)
	10,960,824	4,979	8,541,796	(88,865)	151,825	13,773
Annuity Reserves:
• Annuity Payments	(131,200)	—	(64,047)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	47,207	—	22,024	—	—	—
	(83,993)	—	(42,023)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,876,831	4,979	8,499,773	(88,865)	151,825	13,773
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,905,353	5,037	1,958,859	(86,585)	151,898	14,825
NET ASSETS AT DECEMBER 31, 2014	$250,402,210	$6,381	$138,656,243	$127,957	$151,898	$14,825

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP AQR Enhanced Global Strategies Service Class Subaccount	LVIP Baron Growth Opportunities Standard Class Subaccount	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount	LVIP BlackRock Emerging Markets RPM Service Class Subaccount	LVIP BlackRock Equity Dividend RPM Standard Class Subaccount	LVIP BlackRock Equity Dividend RPM Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$121,750,939	$—	$7,314,827	$—	$65,997,067
Changes From Operations:
• Net investment income (loss)	—	—	(1,907,363)	326	(313,486)	1,365	648,305
• Net realized gain (loss) on investments	—	—	22,638,315	(33)	(191,636)	3	1,826,190
• Net change in unrealized appreciation or depreciation on investments	—	—	27,709,947	(1,385)	(1,638,933)	1,717	23,325,594
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	48,440,899	(1,092)	(2,144,055)	3,085	25,800,089
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	12,803,605	65,930	56,139,068	98,436	146,965,474
• Contract withdrawals and transfers to annuity reserves	—	—	(12,205,006)	(365)	(1,325,666)	(545)	(7,598,324)
• Contract transfers	—	—	13,765,691	(1,096)	31,084,619	—	76,372,338
	—	—	14,364,290	64,469	85,898,021	97,891	215,739,488
Annuity Reserves:
• Annuity Payments	—	—	(1,999)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(1,637)	—	—	—	—
	—	—	(3,636)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	14,360,654	64,469	85,898,021	97,891	215,739,488
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	62,801,553	63,377	83,753,966	100,976	241,539,577
NET ASSETS AT DECEMBER 31, 2013	—	—	184,552,492	63,377	91,068,793	100,976	307,536,644
Changes From Operations:
• Net investment income (loss)	18,813	1,745	(2,676,375)	284	(648,416)	3,731	(1,178,122)
• Net realized gain (loss) on investments	832	172	11,772,469	268	109,523	234	3,447,191
• Net change in unrealized appreciation or depreciation on investments	(4,288)	20,135	(4,010,858)	(10,580)	(10,320,777)	1,120	5,262,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,357	22,052	5,085,236	(10,028)	(10,859,670)	5,085	7,531,255
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,312,058	503,895	11,097,890	66,495	54,215,206	251,090	117,203,146
• Contract withdrawals and transfers to annuity reserves	(380)	(972)	(16,151,777)	(3,576)	(5,240,202)	(4,360)	(18,203,421)
• Contract transfers	(28,796)	—	(8,637,385)	6,924	37,332,207	(1,176)	45,146,561
	1,282,882	502,923	(13,691,272)	69,843	86,307,211	245,554	144,146,286
Annuity Reserves:
• Annuity Payments	—	—	(19,219)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(4,017)	—	—	—	—
	—	—	(23,236)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,282,882	502,923	(13,714,508)	69,843	86,307,211	245,554	144,146,286
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,298,239	524,975	(8,629,272)	59,815	75,447,541	250,639	151,677,541
NET ASSETS AT DECEMBER 31, 2014	$1,298,239	$524,975	$175,923,220	$123,192	$166,516,334	$351,615	$459,214,185

See accompanying notes.

	LVIP BlackRock Global Allocation V.I. RPM Standard Class Subaccount	LVIP BlackRock Global Allocation V.I. RPM Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Service Class Subaccount	LVIP BlackRock Multi-Asset Income Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$334,580	$370,932,011	$—	$—
Changes From Operations:
• Net investment income (loss)	(423)	(1,451,804)	(1,809)	(8,259,573)	—	—
• Net realized gain (loss) on investments	426	619,308	(1,231)	14,002,160	—	—
• Net change in unrealized appreciation or depreciation on investments	5,907	12,735,871	(34,956)	(80,174,710)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,910	11,903,375	(37,996)	(74,432,123)	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	249,242	200,424,300	274,549	99,690,152	—	—
• Contract withdrawals and transfers to annuity reserves	(381)	(3,620,951)	(33,176)	(50,035,076)	—	—
• Contract transfers	25,034	103,195,911	(80,272)	407,639,928	—	—
	273,895	299,999,260	161,101	457,295,004	—	—
Annuity Reserves:
• Annuity Payments	—	(245)	—	(8,914)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(585)	—	501	—	—
	—	(830)	—	(8,413)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	273,895	299,998,430	161,101	457,286,591	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	279,805	311,901,805	123,105	382,854,468	—	—
NET ASSETS AT DECEMBER 31, 2013	279,805	311,901,805	457,685	753,786,479	—	—
Changes From Operations:
• Net investment income (loss)	(390)	(4,823,954)	2,902	(5,239,043)	3,403	20,150
• Net realized gain (loss) on investments	8,605	6,532,190	(2,349)	(5,580,001)	—	(2,348)
• Net change in unrealized appreciation or depreciation on investments	(10,640)	(17,900,614)	7,344	18,928,704	(4,108)	(29,645)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,425)	(16,192,378)	7,897	8,109,660	(705)	(11,843)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	73,571	334,689,796	138,549	63,783,980	208,601	1,057,533
• Contract withdrawals and transfers to annuity reserves	(120,854)	(21,259,049)	(110,555)	(63,109,979)	—	(2,525)
• Contract transfers	62,805	144,520,282	7,203	27,066,128	—	(81,425)
	15,522	457,951,029	35,197	27,740,129	208,601	973,583
Annuity Reserves:
• Annuity Payments	—	(722)	—	(14,638)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	52	—	(738)	—	—
	—	(670)	—	(15,376)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,522	457,950,359	35,197	27,724,753	208,601	973,583
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,097	441,757,981	43,094	35,834,413	207,896	961,740
NET ASSETS AT DECEMBER 31, 2014	$292,902	$753,659,786	$500,779	$789,620,892	$207,896	$961,740

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Capital Growth Service Class Subaccount	LVIP Clarion Global Real Estate Standard Class Subaccount	LVIP Clarion Global Real Estate Service Class Subaccount	LVIP ClearBridge Variable Appreciation RPM Standard Class Subaccount	LVIP ClearBridge Variable Appreciation RPM Service Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Service Class Subaccount	LVIP Delaware Bond Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$271,319,390	$—	$95,736,001	$—	$—	$40,704,286	$152,403,393
Changes From Operations:
• Net investment income (loss)	(2,975,376)	—	(1,676,921)	—	—	(1,536,639)	8,907
• Net realized gain (loss) on investments	14,041,430	—	4,071,668	—	—	2,821,456	3,150,860
• Net change in unrealized appreciation or depreciation on investments	76,015,886	—	(1,062,040)	—	—	16,529,524	(8,653,943)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,081,940	—	1,332,707	—	—	17,814,341	(5,494,176)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	12,853,855	—	5,684,394	—	—	75,726,454	531,167
• Contract withdrawals and transfers to annuity reserves	(17,152,913)	—	(7,748,240)	—	—	(4,020,827)	(18,445,003)
• Contract transfers	(31,060,732)	—	6,069,509	—	—	38,500,619	(7,212,985)
	(35,359,790)	—	4,005,663	—	—	110,206,246	(25,126,821)
Annuity Reserves:
• Annuity Payments	—	—	(3,048)	—	—	(226)	(34,983)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	3	—	—	—	5,369
	—	—	(3,045)	—	—	(226)	(29,614)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,359,790)	—	4,002,618	—	—	110,206,020	(25,156,435)
TOTAL INCREASE (DECREASE) IN NET ASSETS	51,722,150	—	5,335,325	—	—	128,020,361	(30,650,611)
NET ASSETS AT DECEMBER 31, 2013	323,041,540	—	101,071,326	—	—	168,724,647	121,752,782
Changes From Operations:
• Net investment income (loss)	(3,268,487)	4,323	587,536	800	173,805	(3,698,337)	251,502
• Net realized gain (loss) on investments	22,164,905	4	4,586,660	—	35,778	150,723	1,806,640
• Net change in unrealized appreciation or depreciation on investments	11,768,679	4,678	6,445,217	(1,317)	1,139,869	(15,599,269)	2,753,512
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,665,097	9,005	11,619,413	(517)	1,349,452	(19,146,883)	4,811,654
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,297,390	282,220	7,223,013	66,491	45,836,909	72,504,110	1,338,923
• Contract withdrawals and transfers to annuity reserves	(27,624,627)	—	(8,474,796)	(126)	(748,942)	(9,813,967)	(18,858,347)
• Contract transfers	(18,058,221)	—	(5,480,774)	—	14,873,319	35,833,804	(2,422,653)
	(37,385,458)	282,220	(6,732,557)	66,365	59,961,286	98,523,947	(19,942,077)
Annuity Reserves:
• Annuity Payments	(1,263)	—	(6,482)	—	—	(2,425)	(36,226)
• Receipt (reimbursement) of mortality guarantee adjustments	(372)	—	(1,700)	—	—	(773)	5,995
	(1,635)	—	(8,182)	—	—	(3,198)	(30,231)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(37,387,093)	282,220	(6,740,739)	66,365	59,961,286	98,520,749	(19,972,308)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,721,996)	291,225	4,878,674	65,848	61,310,738	79,373,866	(15,160,654)
NET ASSETS AT DECEMBER 31, 2014	$316,319,544	$291,225	$105,950,000	$65,848	$61,310,738	$248,098,513	$106,592,128
See accompanying notes.

	LVIP Delaware Bond Service Class Subaccount	LVIP Delaware Diversified Floating Rate Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Service Class Subaccount	LVIP Delaware Growth and Income Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,330,108,586	$44,255	$197,971,410	$8,954,404	$21,274,343	$36,050,101
Changes From Operations:
• Net investment income (loss)	3,882,541	2,631	(3,496,682)	(29,054)	(103,636)	(81,169)
• Net realized gain (loss) on investments	32,093,057	(24)	65,836	259,306	879,254	3,279,352
• Net change in unrealized appreciation or depreciation on investments	(132,192,644)	(2,662)	(478,554)	1,198,972	2,767,603	7,578,017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(96,217,046)	(55)	(3,909,400)	1,429,224	3,543,221	10,776,200
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	205,649,084	650,977	157,413,496	18,067	67,615	267,140
• Contract withdrawals and transfers to annuity reserves	(173,420,899)	(17,344)	(25,496,630)	(1,478,072)	(2,670,573)	(2,467,799)
• Contract transfers	180,140,043	310,703	345,209,308	(939,781)	(492,123)	855,895
	212,368,228	944,336	477,126,174	(2,399,786)	(3,095,081)	(1,344,764)
Annuity Reserves:
• Annuity Payments	(60,934)	—	(8,840)	(3,549)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	385	—	1	23	—	—
	(60,549)	—	(8,839)	(3,526)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	212,307,679	944,336	477,117,335	(2,403,312)	(3,095,081)	(1,344,764)
TOTAL INCREASE (DECREASE) IN NET ASSETS	116,090,633	944,281	473,207,935	(974,088)	448,140	9,431,436
NET ASSETS AT DECEMBER 31, 2013	2,446,199,219	988,536	671,179,345	7,980,316	21,722,483	45,481,537
Changes From Operations:
• Net investment income (loss)	9,850,961	4,059	(4,303,123)	40,017	38,071	(45,874)
• Net realized gain (loss) on investments	19,610,756	600	1,025,333	374,289	1,297,096	5,328,677
• Net change in unrealized appreciation or depreciation on investments	74,256,020	(12,688)	(7,256,666)	(223,290)	(845,337)	(906,893)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	103,717,737	(8,029)	(10,534,456)	191,016	489,830	4,375,910
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	241,368,941	313,472	129,707,487	20,640	93,394	226,828
• Contract withdrawals and transfers to annuity reserves	(217,782,040)	(96,979)	(54,187,709)	(1,929,381)	(3,340,725)	(5,154,430)
• Contract transfers	74,081,443	82,012	15,632,496	(24,867)	(432,000)	(2,436,843)
	97,668,344	298,505	91,152,274	(1,933,608)	(3,679,331)	(7,364,445)
Annuity Reserves:
• Annuity Payments	(66,487)	—	(577)	(3,803)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(2,671)	—	—	32	—	—
	(69,158)	—	(577)	(3,771)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	97,599,186	298,505	91,151,697	(1,937,379)	(3,679,331)	(7,364,445)
TOTAL INCREASE (DECREASE) IN NET ASSETS	201,316,923	290,476	80,617,241	(1,746,363)	(3,189,501)	(2,988,535)
NET ASSETS AT DECEMBER 31, 2014	$2,647,516,142	$1,279,012	$751,796,586	$6,233,953	$18,532,982	$42,493,002

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Delaware Social Awareness Service Class Subaccount	LVIP Delaware Special Opportunities Service Class Subaccount	LVIP Dimensional Non-U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional Non-U.S. Equity RPM Service Class Subaccount	LVIP Dimensional U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional U.S. Equity RPM Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$9,070,228	$45,098,660	$37,946,677	$834,490	$28,397,526	$906,466	$48,901,415
Changes From Operations:
• Net investment income (loss)	(39,867)	(333,697)	(391,453)	21,970	528,203	12,404	(461,878)
• Net realized gain (loss) on investments	955,936	4,010,559	5,256,765	11,612	715,439	39,796	3,065,029
• Net change in unrealized appreciation or depreciation on investments	1,796,250	11,235,370	7,405,013	116,365	5,220,672	268,255	18,169,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,712,319	14,912,232	12,270,325	149,947	6,464,314	320,455	20,772,300
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	51,764	2,723,243	3,456,953	790,045	22,050,916	1,250,463	39,958,654
• Contract withdrawals and transfers to annuity reserves	(1,603,970)	(6,078,629)	(3,339,658)	(22,038)	(2,803,898)	(47,726)	(5,080,017)
• Contract transfers	(428,442)	4,562,932	460,098	(34,327)	42,706,021	(140,153)	61,482,450
	(1,980,648)	1,207,546	577,393	733,680	61,953,039	1,062,584	96,361,087
Annuity Reserves:
• Annuity Payments	(7,082)	—	(911)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	5	—	11	—	—	—	—
	(7,077)	—	(900)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,987,725)	1,207,546	576,493	733,680	61,953,039	1,062,584	96,361,087
TOTAL INCREASE (DECREASE) IN NET ASSETS	724,594	16,119,778	12,846,818	883,627	68,417,353	1,383,039	117,133,387
NET ASSETS AT DECEMBER 31, 2013	9,794,822	61,218,438	50,793,495	1,718,117	96,814,879	2,289,505	166,034,802
Changes From Operations:
• Net investment income (loss)	(14,009)	(237,774)	(317,504)	44,096	940,741	22,017	(1,837,468)
• Net realized gain (loss) on investments	1,189,934	7,232,024	4,010,319	7,120	725,258	25,233	4,502,915
• Net change in unrealized appreciation or depreciation on investments	(6,967)	414,625	(876,566)	(281,256)	(17,533,952)	125,744	5,183,451
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,168,958	7,408,875	2,816,249	(230,040)	(15,867,953)	172,994	7,848,898
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	94,776	3,600,596	3,087,998	910,480	52,211,839	1,867,772	89,138,294
• Contract withdrawals and transfers to annuity reserves	(1,172,883)	(6,523,337)	(4,314,433)	(26,597)	(8,169,590)	(61,878)	(14,976,603)
• Contract transfers	(524,461)	(1,194,266)	(1,057,602)	359,963	46,239,346	545,399	52,232,449
	(1,602,568)	(4,117,007)	(2,284,037)	1,243,846	90,281,595	2,351,293	126,394,140
Annuity Reserves:
• Annuity Payments	(10,177)	—	(1,025)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(429)	—	1	—	—	—	—
	(10,606)	—	(1,024)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,613,174)	(4,117,007)	(2,285,061)	1,243,846	90,281,595	2,351,293	126,394,140
TOTAL INCREASE (DECREASE) IN NET ASSETS	(444,216)	3,291,868	531,188	1,013,806	74,413,642	2,524,287	134,243,038
NET ASSETS AT DECEMBER 31, 2014	$9,350,606	$64,510,306	$51,324,683	$2,731,923	$171,228,521	$4,813,792	$300,277,840

See accompanying notes.

	LVIP Dimensional/ Vanguard Total Bond Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Service Class Subaccount	LVIP Franklin Mutual Shares RPM Standard Class Subaccount	LVIP Franklin Mutual Shares RPM Service Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Service Class Subaccount	LVIP Global Income Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$999,276	$127,902,501	$—	$—	$—	$482,894,133
Changes From Operations:
• Net investment income (loss)	18,433	(503,011)	—	—	—	(6,852,779)
• Net realized gain (loss) on investments	322	150,741	—	—	—	386,761
• Net change in unrealized appreciation or depreciation on investments	(72,755)	(7,484,721)	—	—	—	(17,073,179)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(54,000)	(7,836,991)	—	—	—	(23,539,197)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,265,056	68,045,796	—	—	—	24,907,555
• Contract withdrawals and transfers to annuity reserves	(80,119)	(8,258,740)	—	—	—	(26,473,669)
• Contract transfers	159,215	37,502,059	—	—	—	49,390,192
	1,344,152	97,289,115	—	—	—	47,824,078
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(16,409)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(1,692)
	—	—	—	—	—	(18,101)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,344,152	97,289,115	—	—	—	47,805,977
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,290,152	89,452,124	—	—	—	24,266,780
NET ASSETS AT DECEMBER 31, 2013	2,289,428	217,354,625	—	—	—	507,160,913
Changes From Operations:
• Net investment income (loss)	52,301	(89,703)	261	276,551	8,103	(6,984,006)
• Net realized gain (loss) on investments	5,016	252,605	—	251,703	33	1,003,416
• Net change in unrealized appreciation or depreciation on investments	59,659	6,216,243	(701)	(1,338,204)	(6,137)	5,362,592
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,976	6,379,145	(440)	(809,950)	1,999	(617,998)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,289,849	80,462,466	20,004	45,463,073	530,761	78,023,175
• Contract withdrawals and transfers to annuity reserves	(139,834)	(15,674,702)	(26)	(1,744,244)	(849)	(34,955,610)
• Contract transfers	379,247	49,545,947	231	45,089,903	59,712	36,869,858
	2,529,262	114,333,711	20,209	88,808,732	589,624	79,937,423
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(29,263)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(1,849)
	—	—	—	—	—	(31,112)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,529,262	114,333,711	20,209	88,808,732	589,624	79,906,311
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,646,238	120,712,856	19,769	87,998,782	591,623	79,288,313
NET ASSETS AT DECEMBER 31, 2014	$4,935,666	$338,067,481	$19,769	$87,998,782	$591,623	$586,449,226

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Goldman Sachs Income Builder Standard Class Subaccount	LVIP Goldman Sachs Income Builder Service Class Subaccount	LVIP Invesco Diversified Equity Income RPM Service Class Subaccount	LVIP Invesco V.I. Comstock RPM Standard Class Subaccount	LVIP Invesco V.I. Comstock RPM Service Class Subaccount	LVIP JPMorgan High Yield Service Class Subaccount	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$—	$—	$123,454,963	$—
Changes From Operations:
• Net investment income (loss)	—	—	—	—	—	4,067,070	—
• Net realized gain (loss) on investments	—	—	—	—	—	3,459,375	—
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—	—	(2,126,715)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—	—	5,399,730	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	—	—	18,140,781	—
• Contract withdrawals and transfers to annuity reserves	—	—	—	—	—	(10,381,180)	—
• Contract transfers	—	—	—	—	—	4,791,720	—
	—	—	—	—	—	12,551,321	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(2,348)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	3	—
	—	—	—	—	—	(2,345)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—	—	12,548,976	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—	—	17,948,706	—
NET ASSETS AT DECEMBER 31, 2013	—	—	—	—	—	141,403,669	—
Changes From Operations:
• Net investment income (loss)	490	12,719	25,052	802	(23,325)	3,658,052	513
• Net realized gain (loss) on investments	(1)	463	111,682	1	(11,712)	2,989,148	253
• Net change in unrealized appreciation or depreciation on investments	(627)	(15,010)	45,032	(1,120)	412,271	(5,529,496)	2,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(138)	(1,828)	181,766	(317)	377,234	1,117,704	3,088
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	366,945	24,294,147	79,736	47,494,519	24,155,720	71,147
• Contract withdrawals and transfers to annuity reserves	—	(2,792)	(268,795)	(190)	(1,103,588)	(10,875,962)	(69)
• Contract transfers	20,168	227,219	6,161,740	—	22,375,180	(10,764,645)	5,898
	20,168	591,372	30,187,092	79,546	68,766,111	2,515,113	76,976
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(11,551)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(2,131)	—
	—	—	—	—	—	(13,682)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,168	591,372	30,187,092	79,546	68,766,111	2,501,431	76,976
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,030	589,544	30,368,858	79,229	69,143,345	3,619,135	80,064
NET ASSETS AT DECEMBER 31, 2014	$20,030	$589,544	$30,368,858	$79,229	$69,143,345	$145,022,804	$80,064

See accompanying notes.

	LVIP JPMorgan Mid Cap Value RPM Service Class Subaccount	LVIP Managed Risk American Balanced Allocation Standard Class Subaccount	LVIP Managed Risk American Balanced Allocation Service Class Subaccount	LVIP Managed Risk American Growth Allocation Standard Class Subaccount	LVIP Managed Risk American Growth Allocation Service Class Subaccount	LVIP Managed Risk Profile 2010 Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$34,515,420	$—	$—	$—	$—	$7,354,722
Changes From Operations:
• Net investment income (loss)	(1,222,837)	7,569	—	5,145	—	(47,420)
• Net realized gain (loss) on investments	1,299,640	13,239	—	7,575	—	408,172
• Net change in unrealized appreciation or depreciation on investments	16,718,306	11,161	—	13,352	—	83,964
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,795,109	31,969	—	26,072	—	444,716
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	89,188,851	628,257	—	443,660	—	32,828
• Contract withdrawals and transfers to annuity reserves	(3,642,359)	(3,298)	—	(1,696)	—	(947,124)
• Contract transfers	52,246,641	—	—	(1,155)	—	(426,276)
	137,793,133	624,959	—	440,809	—	(1,340,572)
Annuity Reserves:
• Annuity Payments	(225)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	(225)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	137,792,908	624,959	—	440,809	—	(1,340,572)
TOTAL INCREASE (DECREASE) IN NET ASSETS	154,588,017	656,928	—	466,881	—	(895,856)
NET ASSETS AT DECEMBER 31, 2013	189,103,437	656,928	—	466,881	—	6,458,866
Changes From Operations:
• Net investment income (loss)	(2,578,556)	5,347	50,242	9,999	240,413	(7,550)
• Net realized gain (loss) on investments	3,290,918	20,903	13,631	15,610	16,834	303,161
• Net change in unrealized appreciation or depreciation on investments	15,380,348	2,340	(49,763)	(13,997)	(311,209)	(138,777)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,092,710	28,590	14,110	11,612	(53,962)	156,834
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	88,118,483	48,013	3,525,658	479,826	17,311,759	12,067
• Contract withdrawals and transfers to annuity reserves	(11,433,380)	(180,890)	(5,049)	(126,757)	(16,700)	(1,364,165)
• Contract transfers	23,993,780	(96)	356,101	28,655	1,899,481	365,816
	100,678,883	(132,973)	3,876,710	381,724	19,194,540	(986,282)
Annuity Reserves:
• Annuity Payments	(2,966)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(1,871)	—	—	—	—	—
	(4,837)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	100,674,046	(132,973)	3,876,710	381,724	19,194,540	(986,282)
TOTAL INCREASE (DECREASE) IN NET ASSETS	116,766,756	(104,383)	3,890,820	393,336	19,140,578	(829,448)
NET ASSETS AT DECEMBER 31, 2014	$305,870,193	$552,545	$3,890,820	$860,217	$19,140,578	$5,629,418

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Managed Risk Profile 2020 Service Class Subaccount	LVIP Managed Risk Profile 2030 Service Class Subaccount	LVIP Managed Risk Profile 2040 Service Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount	LVIP Managed Risk Profile Conservative Service Class Subaccount	LVIP Managed Risk Profile Growth Standard Class Subaccount	LVIP Managed Risk Profile Growth Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$15,957,108	$10,532,657	$5,576,367	$51,153	$797,064,640	$—	$2,378,472,131
Changes From Operations:
• Net investment income (loss)	(81,834)	(60,862)	(38,608)	(24)	1,194,880	48,399	19,817,628
• Net realized gain (loss) on investments	717,352	628,217	181,173	513	34,865,111	4,445	14,320,630
• Net change in unrealized appreciation or depreciation on investments	808,433	490,386	630,092	212	33,378,258	139,793	414,534,507
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,443,951	1,057,741	772,657	701	69,438,249	192,637	448,672,765
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	82,708	213,199	92,203	—	263,844,028	3,457,017	2,425,022,663
• Contract withdrawals and transfers to annuity reserves	(1,431,938)	(1,389,404)	(218,586)	—	(83,861,255)	(14,596)	(180,237,663)
• Contract transfers	856,193	(685,388)	(128,708)	(51,854)	49,228,676	24,108	1,071,827,550
	(493,037)	(1,861,593)	(255,091)	(51,854)	229,211,449	3,466,529	3,316,612,550
Annuity Reserves:
• Annuity Payments	—	—	—	—	(224)	—	(2,733)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	3
	—	—	—	—	(224)	—	(2,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(493,037)	(1,861,593)	(255,091)	(51,854)	229,211,225	3,466,529	3,316,609,820
TOTAL INCREASE (DECREASE) IN NET ASSETS	950,914	(803,852)	517,566	(51,153)	298,649,474	3,659,166	3,765,282,585
NET ASSETS AT DECEMBER 31, 2013	16,908,022	9,728,805	6,093,933	—	1,095,714,114	3,659,166	6,143,754,716
Changes From Operations:
• Net investment income (loss)	(16,222)	(9,672)	18,962	584	1,353,337	56,243	33,400,230
• Net realized gain (loss) on investments	841,402	781,672	123,835	405	28,287,360	5,155	27,340,719
• Net change in unrealized appreciation or depreciation on investments	(413,223)	(573,883)	(51,568)	(1,039)	11,590,505	33,478	48,761,138
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	411,957	198,117	91,229	(50)	41,231,202	94,876	109,502,087
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	52,068	48,087	4,513	33,750	145,573,267	477,254	1,784,062,563
• Contract withdrawals and transfers to annuity reserves	(2,107,195)	(1,558,785)	(127,707)	(90)	(89,864,548)	(212,699)	(320,561,935)
• Contract transfers	(806,883)	(1,019,430)	(53,940)	(200)	38,673,109	49,137	540,575,634
	(2,862,010)	(2,530,128)	(177,134)	33,460	94,381,828	313,692	2,004,076,262
Annuity Reserves:
• Annuity Payments	—	—	—	—	(2,680)	—	(2,791)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	(896)	—	1
	—	—	—	—	(3,576)	—	(2,790)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,862,010)	(2,530,128)	(177,134)	33,460	94,378,252	313,692	2,004,073,472
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,450,053)	(2,332,011)	(85,905)	33,410	135,609,454	408,568	2,113,575,559
NET ASSETS AT DECEMBER 31, 2014	$14,457,969	$7,396,794	$6,008,028	$33,410	$1,231,323,568	$4,067,734	$8,257,330,275

See accompanying notes.

	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP Managed Risk Profile Moderate Service Class Subaccount	LVIP MFS International Growth Standard Class Subaccount	LVIP MFS International Growth Service Class Subaccount	LVIP MFS International Growth RPM Service Class Subaccount	LVIP MFS Value Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$2,680,696,958	$—	$133,401,119	$—	$—
Changes From Operations:
• Net investment income (loss)	734	10,317,326	—	(1,014,215)	27,162	—
• Net realized gain (loss) on investments	6	28,108,243	—	3,444,662	22,081	—
• Net change in unrealized appreciation or depreciation on investments	114	330,891,621	—	13,666,556	786,593	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	854	369,317,190	—	16,097,003	835,836	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	50,000	1,618,950,647	—	6,663,747	20,377,292	—
• Contract withdrawals and transfers to annuity reserves	(549)	(227,145,530)	—	(9,213,859)	(227,926)	—
• Contract transfers	—	750,337,845	—	7,180,428	13,833,585	—
	49,451	2,142,142,962	—	4,630,316	33,982,951	—
Annuity Reserves:
• Annuity Payments	—	(29,592)	—	(870)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(43,933)	—	18	—	—
	—	(73,525)	—	(852)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	49,451	2,142,069,437	—	4,629,464	33,982,951	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,305	2,511,386,627	—	20,726,467	34,818,787	—
NET ASSETS AT DECEMBER 31, 2013	50,305	5,192,083,585	—	154,127,586	34,818,787	—
Changes From Operations:
• Net investment income (loss)	6,561	18,623,862	—	(753,523)	(635,164)	155
• Net realized gain (loss) on investments	3,292	35,921,394	—	2,992,222	(74,058)	—
• Net change in unrealized appreciation or depreciation on investments	(16,677)	70,746,433	(28)	(12,209,923)	(6,025,563)	(91)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,824)	125,291,689	(28)	(9,971,224)	(6,734,785)	64
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	558,760	1,185,146,618	9,653	9,414,634	39,074,346	6,771
• Contract withdrawals and transfers to annuity reserves	(18,561)	(348,209,206)	—	(12,049,678)	(2,402,684)	—
• Contract transfers	(324)	389,225,607	—	10,761,625	22,984,632	—
	539,875	1,226,163,019	9,653	8,126,581	59,656,294	6,771
Annuity Reserves:
• Annuity Payments	—	(36,973)	—	(1,464)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,278	—	(164)	—	—
	—	(35,695)	—	(1,628)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	539,875	1,226,127,324	9,653	8,124,953	59,656,294	6,771
TOTAL INCREASE (DECREASE) IN NET ASSETS	533,051	1,351,419,013	9,625	(1,846,271)	52,921,509	6,835
NET ASSETS AT DECEMBER 31, 2014	$583,356	$6,543,502,598	$9,625	$152,281,315	$87,740,296	$6,835

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP MFS Value Service Class Subaccount	LVIP Mid-Cap Value Service Class Subaccount	LVIP Mondrian International Value Standard Class Subaccount	LVIP Mondrian International Value Service Class Subaccount	LVIP Money Market Standard Class Subaccount	LVIP Money Market Service Class Subaccount	LVIP Multi-Manager Global Equity RPM Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$672,516,930	$58,307,396	$15,038,849	$108,228,121	$48,429,176	$327,023,277	$—
Changes From Operations:
• Net investment income (loss)	2,234,198	(927,659)	136,439	3,486,732	(705,369)	(5,201,222)	—
• Net realized gain (loss) on investments	36,875,786	5,150,140	141,235	1,455,338	—	1	—
• Net change in unrealized appreciation or depreciation on investments	182,216,066	13,465,609	2,664,491	31,523,931	—	(1)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	221,326,050	17,688,090	2,942,165	36,466,001	(705,369)	(5,201,222)	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	43,092,518	5,233,453	46,375	5,978,899	668,501	64,669,787	—
• Contract withdrawals and transfers to annuity reserves	(48,874,701)	(4,771,024)	(2,425,402)	(19,767,398)	(38,371,591)	(182,529,114)	—
• Contract transfers	(37,923,992)	(4,518,866)	2,313,082	192,399,559	30,123,818	75,454,010	—
	(43,706,175)	(4,056,437)	(65,945)	178,611,060	(7,579,272)	(42,405,317)	—
Annuity Reserves:
• Annuity Payments	(45,870)	(5,718)	(4,771)	(1,109)	(3,175)	(17,155)	—
• Receipt (reimbursement) of mortality guarantee adjustments	75	10	(17)	(59)	401	224	—
	(45,795)	(5,708)	(4,788)	(1,168)	(2,774)	(16,931)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(43,751,970)	(4,062,145)	(70,733)	178,609,892	(7,582,046)	(42,422,248)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	177,574,080	13,625,945	2,871,432	215,075,893	(8,287,415)	(47,623,470)	—
NET ASSETS AT DECEMBER 31, 2013	850,091,010	71,933,341	17,910,281	323,304,014	40,141,761	279,399,807	—
Changes From Operations:
• Net investment income (loss)	8,512,834	(1,555,187)	355,751	7,487,676	(563,718)	(4,490,183)	43,587
• Net realized gain (loss) on investments	41,746,411	5,066,671	407,885	6,033,922	—	—	3,802
• Net change in unrealized appreciation or depreciation on investments	23,777,637	552,967	(1,377,563)	(25,279,583)	—	—	(160,299)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,036,882	4,064,451	(613,927)	(11,757,985)	(563,718)	(4,490,183)	(112,910)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	47,116,366	8,762,332	263,172	7,814,540	392,871	66,500,312	3,641,689
• Contract withdrawals and transfers to annuity reserves	(71,014,074)	(7,753,978)	(1,976,313)	(32,616,356)	(18,479,212)	(169,723,029)	(57,044)
• Contract transfers	(20,549,719)	60,001,747	(245,873)	14,983,031	11,498,115	90,224,058	1,585,049
	(44,447,427)	61,010,101	(1,959,014)	(9,818,785)	(6,588,226)	(12,998,659)	5,169,694
Annuity Reserves:
• Annuity Payments	(53,092)	(6,539)	(5,151)	(2,053)	(3,225)	(17,735)	—
• Receipt (reimbursement) of mortality guarantee adjustments	(554)	(2)	228	(88)	447	(1,006)	—
	(53,646)	(6,541)	(4,923)	(2,141)	(2,778)	(18,741)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(44,501,073)	61,003,560	(1,963,937)	(9,820,926)	(6,591,004)	(13,017,400)	5,169,694
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,535,809	65,068,011	(2,577,864)	(21,578,911)	(7,154,722)	(17,507,583)	5,056,784
NET ASSETS AT DECEMBER 31, 2014	$879,626,819	$137,001,352	$15,332,417	$301,725,103	$32,987,039	$261,892,224	$5,056,784
See accompanying notes.

	LVIP PIMCO Low Duration Bond Standard Class Subaccount	LVIP PIMCO Low Duration Bond Service Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount	LVIP SSgA Bond Index Service Class Subaccount	LVIP SSgA Conservative Index Allocation Service Class Subaccount	LVIP SSgA Conservative Structured Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$26,227	$997,851,378	$55,716,735	$—
Changes From Operations:
• Net investment income (loss)	—	—	1,336	241,351	(228,216)	—
• Net realized gain (loss) on investments	—	—	115	6,514,749	1,080,883	—
• Net change in unrealized appreciation or depreciation on investments	—	—	(3,293)	(52,777,596)	1,546,564	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	(1,842)	(46,021,496)	2,399,231	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	143,675	37,916,125	6,577,526	—
• Contract withdrawals and transfers to annuity reserves	—	—	(922)	(83,954,507)	(4,856,938)	—
• Contract transfers	—	—	(2,714)	86,247,334	(2,648,474)	—
	—	—	140,039	40,208,952	(927,886)	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	(224)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	(224)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	140,039	40,208,952	(928,110)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	138,197	(5,812,544)	1,471,121	—
NET ASSETS AT DECEMBER 31, 2013	—	—	164,424	992,038,834	57,187,856	—
Changes From Operations:
• Net investment income (loss)	326	(13,684)	5,328	(1,106,164)	(48,302)	3,987
• Net realized gain (loss) on investments	146	92,390	461	5,176,832	1,373,841	53
• Net change in unrealized appreciation or depreciation on investments	(905)	(442,278)	4,036	32,117,307	225,883	(3,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(433)	(363,572)	9,825	36,187,975	1,551,422	914
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	117,524	28,692,362	267,930	32,901,879	4,182,692	78
• Contract withdrawals and transfers to annuity reserves	—	(3,786,034)	(19,915)	(106,934,129)	(5,646,463)	—
• Contract transfers	(33,000)	28,915,794	883	27,760,342	3,740,365	165,193
	84,524	53,822,122	248,898	(46,271,908)	2,276,594	165,271
Annuity Reserves:
• Annuity Payments	—	—	—	(6,667)	(2,673)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	(891)	—
	—	—	—	(6,667)	(3,564)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	84,524	53,822,122	248,898	(46,278,575)	2,273,030	165,271
TOTAL INCREASE (DECREASE) IN NET ASSETS	84,091	53,458,550	258,723	(10,090,600)	3,824,452	166,185
NET ASSETS AT DECEMBER 31, 2014	$84,091	$53,458,550	$423,147	$981,948,234	$61,012,308	$166,185

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA Conservative Structured Allocation Service Class Subaccount	LVIP SSgA Developed International 150 Standard Class Subaccount	LVIP SSgA Developed International 150 Service Class Subaccount	LVIP SSgA Emerging Markets 100 Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Service Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$198,661,657	$—	$141,627,471	$104,207	$176,646,426	$63,094	$367,052,105
Changes From Operations:
• Net investment income (loss)	(73,237)	446	992,521	4,162	567,624	3,321	3,084,405
• Net realized gain (loss) on investments	2,528,468	82	4,785,618	(254)	(2,291,712)	751	3,487,177
• Net change in unrealized appreciation or depreciation on investments	6,873,585	1,027	18,195,511	(3,394)	(5,306,346)	2,342	35,810,079
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,328,816	1,555	23,973,650	514	(7,030,434)	6,414	42,381,661
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,724,541	17,130	2,525,392	170,129	4,983,437	149,236	271,307,095
• Contract withdrawals and transfers to annuity reserves	(13,174,771)	(525)	(10,353,693)	(10,548)	(12,271,208)	(22,003)	(27,020,937)
• Contract transfers	(11,711,277)	6,804	(8,741,283)	15,380	15,538,062	3,388	78,504,567
	(18,161,507)	23,409	(16,569,584)	174,961	8,250,291	130,621	322,790,725
Annuity Reserves:
• Annuity Payments	—	—	—	—	(2,276)	—	(112,822)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	3	—	757
	—	—	—	—	(2,273)	—	(112,065)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,161,507)	23,409	(16,569,584)	174,961	8,248,018	130,621	322,678,660
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,832,691)	24,964	7,404,066	175,475	1,217,584	137,035	365,060,321
NET ASSETS AT DECEMBER 31, 2013	189,828,966	24,964	149,031,537	279,682	177,864,010	200,129	732,112,426
Changes From Operations:
• Net investment income (loss)	929,529	5,964	1,909,268	11,049	1,789,975	3,138	3,775,280
• Net realized gain (loss) on investments	4,933,306	4,452	8,920,597	(253)	(1,207,497)	4,196	7,010,893
• Net change in unrealized appreciation or depreciation on investments	470,302	(25,780)	(12,049,074)	(31,758)	(8,783,047)	(3,179)	3,528,745
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,333,137	(15,364)	(1,219,209)	(20,962)	(8,200,569)	4,155	14,314,918
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,442,108	247,674	3,558,771	215,165	5,617,596	133,895	167,238,183
• Contract withdrawals and transfers to annuity reserves	(12,086,137)	(7,451)	(14,264,634)	(8,058)	(15,652,171)	(117,685)	(41,857,010)
• Contract transfers	(3,519,057)	3,513	8,465,224	(3,364)	10,076,015	2,159	13,366,020
	(6,163,086)	243,736	(2,240,639)	203,743	41,440	18,369	138,747,193
Annuity Reserves:
• Annuity Payments	—	—	—	—	(2,205)	—	(121,960)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	629
	—	—	—	—	(2,205)	—	(121,331)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,163,086)	243,736	(2,240,639)	203,743	39,235	18,369	138,625,862
TOTAL INCREASE (DECREASE) IN NET ASSETS	170,051	228,372	(3,459,848)	182,781	(8,161,334)	22,524	152,940,780
NET ASSETS AT DECEMBER 31, 2014	$189,999,017	$253,336	$145,571,689	$462,463	$169,702,676	$222,653	$885,053,206

See accompanying notes.

	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA International Index Service Class Subaccount	LVIP SSgA International RPM Service Class Subaccount	LVIP SSgA Large Cap 100 Standard Class Subaccount	LVIP SSgA Large Cap 100 Service Class Subaccount	LVIP SSgA Large Cap RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$33,709	$208,702,144	$—	$3,764	$279,058,585	$—
Changes From Operations:
• Net investment income (loss)	1,152	(475,454)	—	11,767	665,819	15
• Net realized gain (loss) on investments	1,068	7,228,804	—	32,409	41,813,444	—
• Net change in unrealized appreciation or depreciation on investments	16,658	35,458,740	—	29,510	43,597,563	94
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,878	42,212,090	—	73,686	86,076,826	109
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	120,515	4,296,373	—	227,159	5,828,238	1,287
• Contract withdrawals and transfers to annuity reserves	(1,762)	(20,153,653)	—	(11,778)	(24,277,263)	(3)
• Contract transfers	(1,204)	66,292,905	—	499,066	(29,926,373)	19
	117,549	50,435,625	—	714,447	(48,375,398)	1,303
Annuity Reserves:
• Annuity Payments	—	(2,290)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	10	—	—	—	—
	—	(2,280)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	117,549	50,433,345	—	714,447	(48,375,398)	1,303
TOTAL INCREASE (DECREASE) IN NET ASSETS	136,427	92,645,435	—	788,133	37,701,428	1,412
NET ASSETS AT DECEMBER 31, 2013	170,136	301,347,579	—	791,897	316,760,013	1,412
Changes From Operations:
• Net investment income (loss)	7,319	2,136,651	181,087	24,053	1,598,187	18
• Net realized gain (loss) on investments	566	7,733,940	(24,731)	64,797	37,084,085	35
• Net change in unrealized appreciation or depreciation on investments	(32,669)	(31,824,303)	(1,356,738)	79,505	3,433,563	51
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,784)	(21,953,712)	(1,200,382)	168,355	42,115,835	104
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	256,780	4,940,039	9,010,344	824,732	5,819,873	—
• Contract withdrawals and transfers to annuity reserves	(4,075)	(31,253,342)	(243,440)	(53,116)	(33,099,988)	(38)
• Contract transfers	18,177	21,436,535	7,525,242	(95,817)	(6,415,741)	(61)
	270,882	(4,876,768)	16,292,146	675,799	(33,695,856)	(99)
Annuity Reserves:
• Annuity Payments	—	(29,941)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(2,107)	—	—	—	—
	—	(32,048)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	270,882	(4,908,816)	16,292,146	675,799	(33,695,856)	(99)
TOTAL INCREASE (DECREASE) IN NET ASSETS	246,098	(26,862,528)	15,091,764	844,154	8,419,979	5
NET ASSETS AT DECEMBER 31, 2014	$416,234	$274,485,051	$15,091,764	$1,636,051	$325,179,992	$1,417

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA Large Cap RPM Service Class Subaccount	LVIP SSgA Moderate Index Allocation Service Class Subaccount	LVIP SSgA Moderate Structured Allocation Service Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Service Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Service Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA S&P 500 Index Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$135,403,254	$535,387,963	$127,959,706	$357,707,878	$1,630,111	$502,663,971
Changes From Operations:
• Net investment income (loss)	176,853	(704,048)	4,522,273	(553,250)	1,819,453	181,721	(1,850,241)
• Net realized gain (loss) on investments	24,453	2,374,561	7,159,583	2,833,467	5,407,307	175,903	35,935,996
• Net change in unrealized appreciation or depreciation on investments	1,275,948	13,638,125	55,338,456	14,672,207	38,736,196	3,551,682	133,210,668
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,477,254	15,308,638	67,020,312	16,952,424	45,962,956	3,909,306	167,296,423
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	15,342,618	23,542,500	28,953,516	16,557,581	13,447,576	621,577	21,027,882
• Contract withdrawals and transfers to annuity reserves	(210,238)	(8,392,415)	(49,269,959)	(7,891,645)	(23,038,973)	(2,664,683)	(65,387,432)
• Contract transfers	9,337,884	8,707,104	279,623,711	7,108,868	10,538,846	32,703,964	213,076,180
	24,470,264	23,857,189	259,307,268	15,774,804	947,449	30,660,858	168,716,630
Annuity Reserves:
• Annuity Payments	—	(168)	(13,548)	(224)	—	(6,638)	(10,334)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	3,255	—	—	473	973
	—	(168)	(10,293)	(224)	—	(6,165)	(9,361)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	24,470,264	23,857,021	259,296,975	15,774,580	947,449	30,654,693	168,707,269
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,947,518	39,165,659	326,317,287	32,727,004	46,910,405	34,563,999	336,003,692
NET ASSETS AT DECEMBER 31, 2013	25,947,518	174,568,913	861,705,250	160,686,710	404,618,283	36,194,110	838,667,663
Changes From Operations:
• Net investment income (loss)	839,080	275,147	6,102,662	397,871	4,086,171	137,586	(304,112)
• Net realized gain (loss) on investments	475,649	3,496,290	20,669,538	3,236,813	10,591,588	1,151,176	58,844,418
• Net change in unrealized appreciation or depreciation on investments	1,754,042	437,479	2,740,042	(344,462)	(1,573,270)	2,632,691	30,849,498
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,068,771	4,208,916	29,512,242	3,290,222	13,104,489	3,921,453	89,389,804
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	34,603,038	20,358,371	27,548,723	10,180,726	21,232,571	966,828	23,420,200
• Contract withdrawals and transfers to annuity reserves	(2,211,890)	(10,984,726)	(66,947,670)	(6,800,195)	(21,659,296)	(4,825,915)	(93,657,735)
• Contract transfers	37,448,473	2,572,961	(21,415,449)	(1,298,175)	9,255,433	(96,804)	(661,101)
	69,839,621	11,946,606	(60,814,396)	2,082,356	8,828,708	(3,955,891)	(70,898,636)
Annuity Reserves:
• Annuity Payments	—	(2,002)	(16,292)	(2,665)	—	(10,871)	(64,516)
• Receipt (reimbursement) of mortality guarantee adjustments	—	(670)	3,932	(894)	—	669	(6,836)
	—	(2,672)	(12,360)	(3,559)	—	(10,202)	(71,352)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	69,839,621	11,943,934	(60,826,756)	2,078,797	8,828,708	(3,966,093)	(70,969,988)
TOTAL INCREASE (DECREASE) IN NET ASSETS	72,908,392	16,152,850	(31,314,514)	5,369,019	21,933,197	(44,640)	18,419,816
NET ASSETS AT DECEMBER 31, 2014	$98,855,910	$190,721,763	$830,390,736	$166,055,729	$426,551,480	$36,149,470	$857,087,479

See accompanying notes.

	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Service Class Subaccount	LVIP SSgA Small-Cap RPM Standard Class Subaccount	LVIP SSgA Small-Cap RPM Service Class Subaccount	LVIP SSgA Small-Mid Cap 200 Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$61,884	$143,442,614	$—	$—	$21,540	$93,579,793
Changes From Operations:
• Net investment income (loss)	2,028	(2,467,740)	406	113,319	15,955	676,462
• Net realized gain (loss) on investments	7,058	15,346,230	—	44,838	45,160	14,076,888
• Net change in unrealized appreciation or depreciation on investments	66,607	52,267,857	652	1,315,169	8,335	13,642,097
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,693	65,146,347	1,058	1,473,326	69,450	28,395,447
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	508,895	6,406,547	39,008	16,155,058	452,857	3,655,521
• Contract withdrawals and transfers to annuity reserves	(5,100)	(19,430,814)	—	(171,487)	(10,881)	(8,202,447)
• Contract transfers	(15,597)	102,011,607	—	9,689,224	259,833	(6,682,580)
	488,198	88,987,340	39,008	25,672,795	701,809	(11,229,506)
Annuity Reserves:
• Annuity Payments	—	(1,475)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	876	—	—	—	—
	—	(599)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	488,198	88,986,741	39,008	25,672,795	701,809	(11,229,506)
TOTAL INCREASE (DECREASE) IN NET ASSETS	563,891	154,133,088	40,066	27,146,121	771,259	17,165,941
NET ASSETS AT DECEMBER 31, 2013	625,775	297,575,702	40,066	27,146,121	792,799	110,745,734
Changes From Operations:
• Net investment income (loss)	2,444	(3,027,715)	330	(234,976)	36,466	1,545,314
• Net realized gain (loss) on investments	39,986	21,679,583	6	(7,490)	53,142	8,113,852
• Net change in unrealized appreciation or depreciation on investments	16,603	(12,118,730)	(981)	(501,180)	(42,227)	(7,141,932)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,033	6,533,138	(645)	(743,646)	47,381	2,517,234
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	794,694	7,164,571	39,358	42,635,037	684,224	4,543,124
• Contract withdrawals and transfers to annuity reserves	(26,028)	(28,497,642)	(1,086)	(2,399,482)	(72,010)	(9,938,223)
• Contract transfers	(26,411)	(9,884,740)	3,220	22,569,669	16,926	2,695,694
	742,255	(31,217,811)	41,492	62,805,224	629,140	(2,699,405)
Annuity Reserves:
• Annuity Payments	—	(4,745)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	198	—	—	—	—
	—	(4,547)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	742,255	(31,222,358)	41,492	62,805,224	629,140	(2,699,405)
TOTAL INCREASE (DECREASE) IN NET ASSETS	801,288	(24,689,220)	40,847	62,061,578	676,521	(182,171)
NET ASSETS AT DECEMBER 31, 2014	$1,427,063	$272,886,482	$80,913	$89,207,699	$1,469,320	$110,563,563

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP T. Rowe Price Growth Stock Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Subaccount	LVIP Templeton Growth RPM Service Class Subaccount	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	LVIP UBS Large Cap Growth RPM Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$143,608,085	$2,298,791	$80,236,899	$154,522,717	$2,243,019	$60,049,258
Changes From Operations:
• Net investment income (loss)	—	(2,731,610)	(45,961)	(1,363,906)	(418,147)	(38,816)	(1,812,374)
• Net realized gain (loss) on investments	—	10,102,034	317,474	9,121,636	4,308,161	183,219	3,261,316
• Net change in unrealized appreciation or depreciation on investments	—	43,378,370	455,460	15,788,161	36,077,707	326,861	22,052,314
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	50,748,794	726,973	23,545,891	39,967,721	471,264	23,501,256
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	10,686,226	58,184	7,503,889	153,963,771	8,457	62,084,184
• Contract withdrawals and transfers to annuity reserves	—	(10,092,575)	(282,058)	(5,351,028)	(12,544,669)	(267,407)	(6,972,075)
• Contract transfers	—	(6,351,954)	(109,216)	(18,415,548)	43,236,807	(8,545)	21,928,845
	—	(5,758,303)	(333,090)	(16,262,687)	184,655,909	(267,495)	77,040,954
Annuity Reserves:
• Annuity Payments	—	(2,173)	—	(1,255)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	4	—	11	—	—	—
	—	(2,169)	—	(1,244)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(5,760,472)	(333,090)	(16,263,931)	184,655,909	(267,495)	77,040,954
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	44,988,322	393,883	7,281,960	224,623,630	203,769	100,542,210
NET ASSETS AT DECEMBER 31, 2013	—	188,596,407	2,692,674	87,518,859	379,146,347	2,446,788	160,591,468
Changes From Operations:
• Net investment income (loss)	(72)	(2,980,986)	(44,105)	(1,455,496)	(1,069,471)	(43,469)	(3,519,868)
• Net realized gain (loss) on investments	1	19,296,185	417,440	11,361,793	5,602,400	101,946	6,592,198
• Net change in unrealized appreciation or depreciation on investments	1,674	(6,050,278)	(126,151)	(1,699,123)	(28,697,032)	14,988	4,555,170
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,603	10,264,921	247,184	8,207,174	(24,164,103)	73,465	7,627,500
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	49,103	16,476,885	25,868	7,330,726	205,369,787	2,937	55,954,592
• Contract withdrawals and transfers to annuity reserves	—	(12,661,114)	(649,805)	(7,222,848)	(27,519,488)	(166,870)	(12,181,993)
• Contract transfers	—	(25,085,616)	410,276	(2,403,351)	60,479,494	(103,802)	22,544,074
	49,103	(21,269,845)	(213,661)	(2,295,473)	238,329,793	(267,735)	66,316,673
Annuity Reserves:
• Annuity Payments	—	(5,519)	—	(5,103)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1,116)	—	(1,366)	—	—	—
	—	(6,635)	—	(6,469)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	49,103	(21,276,480)	(213,661)	(2,301,942)	238,329,793	(267,735)	66,316,673
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,706	(11,011,559)	33,523	5,905,232	214,165,690	(194,270)	73,944,173
NET ASSETS AT DECEMBER 31, 2014	$50,706	$177,584,848	$2,726,197	$93,424,091	$593,312,037	$2,252,518	$234,535,641

See accompanying notes.

	LVIP Vanguard Domestic Equity ETF Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Service Class Subaccount	LVIP Vanguard International Equity ETF Standard Class Subaccount	LVIP Vanguard International Equity ETF Service Class Subaccount	LVIP VIP Contrafund RPM Standard Class Subaccount	LVIP VIP Contrafund RPM Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$112,131	$44,730,410	$57,783	$26,145,484	$—	$—
Changes From Operations:
• Net investment income (loss)	409	(341,459)	5,561	188,131	958	275,897
• Net realized gain (loss) on investments	5,941	1,982,855	2,676	570,100	11	55,659
• Net change in unrealized appreciation or depreciation on investments	61,544	13,114,686	10,351	3,351,149	2,091	5,336,422
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,894	14,756,082	18,588	4,109,380	3,060	5,667,978
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	208,735	10,268,674	298,572	5,600,524	110,294	50,584,830
• Contract withdrawals and transfers to annuity reserves	(25,922)	(2,662,971)	(10,009)	(1,285,781)	(554)	(607,095)
• Contract transfers	12,199	14,160,162	(5,772)	7,035,836	—	39,989,982
	195,012	21,765,865	282,791	11,350,579	109,740	89,967,717
Annuity Reserves:
• Annuity Payments	—	(281)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	(281)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	195,012	21,765,584	282,791	11,350,579	109,740	89,967,717
TOTAL INCREASE (DECREASE) IN NET ASSETS	262,906	36,521,666	301,379	15,459,959	112,800	95,635,695
NET ASSETS AT DECEMBER 31, 2013	375,037	81,252,076	359,162	41,605,443	112,800	95,635,695
Changes From Operations:
• Net investment income (loss)	3,188	51,130	3,743	201,143	9,680	3,356,304
• Net realized gain (loss) on investments	8,175	4,914,032	552	548,168	738	873,190
• Net change in unrealized appreciation or depreciation on investments	30,200	3,837,911	(25,731)	(4,389,129)	1,321	4,185,437
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,563	8,803,073	(21,436)	(3,639,818)	11,739	8,414,931
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	60,356	14,371,814	66,834	8,097,255	325,753	109,758,306
• Contract withdrawals and transfers to annuity reserves	(12,955)	(4,649,684)	(40,761)	(2,136,615)	(8,231)	(6,807,445)
• Contract transfers	(12,663)	(485,224)	20,936	11,102,236	(5,943)	63,308,332
	34,738	9,236,906	47,009	17,062,876	311,579	166,259,193
Annuity Reserves:
• Annuity Payments	—	(3,415)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1,151)	—	—	—	—
	—	(4,566)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	34,738	9,232,340	47,009	17,062,876	311,579	166,259,193
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,301	18,035,413	25,573	13,423,058	323,318	174,674,124
NET ASSETS AT DECEMBER 31, 2014	$451,338	$99,287,489	$384,735	$55,028,501	$436,118	$270,309,819

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP VIP Mid Cap RPM Service Class Subaccount	Lord Abbett Series Fund Bond Debenture Class VC Subaccount	Lord Abbett Series Fund Developing Growth Class VC Subaccount	Lord Abbett Series Fund Fundamental Equity Class VC Subaccount	Lord Abbett Series Fund Short Duration Income Class VC Subaccount	MFS VIT Core Equity Service Class Subaccount	MFS VIT Growth Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$14,919,914	$—	$2,143,823	$2,756,529
Changes From Operations:
• Net investment income (loss)	—	—	—	(115,134)	—	(21,164)	(35,439)
• Net realized gain (loss) on investments	—	—	—	2,823,693	—	145,235	99,179
• Net change in unrealized appreciation or depreciation on investments	—	—	—	2,075,200	—	564,855	843,529
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	4,783,759	—	688,926	907,269
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	295,024	—	2,716	16,321
• Contract withdrawals and transfers to annuity reserves	—	—	—	(924,264)	—	(182,877)	(264,400)
• Contract transfers	—	—	—	(1,836,597)	—	135,081	(4,244)
	—	—	—	(2,465,837)	—	(45,080)	(252,323)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	(2,465,837)	—	(45,080)	(252,323)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	2,317,922	—	643,846	654,946
NET ASSETS AT DECEMBER 31, 2013	—	—	—	17,237,836	—	2,787,669	3,411,475
Changes From Operations:
• Net investment income (loss)	45,503	60,171	(2,571)	(85,811)	42,341	(28,813)	(42,876)
• Net realized gain (loss) on investments	4,349	29,500	14,497	3,438,563	(357)	215,951	349,026
• Net change in unrealized appreciation or depreciation on investments	27,292	(93,577)	39,265	(2,365,315)	(58,084)	35,829	(72,189)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,144	(3,906)	51,191	987,437	(16,100)	222,967	233,961
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,855,441	1,527,006	804,742	200,918	2,530,403	2,489	450
• Contract withdrawals and transfers to annuity reserves	(113,237)	(15,335)	(15,496)	(1,466,309)	(115,183)	(227,884)	(301,224)
• Contract transfers	3,651,631	71,942	52,555	(488,458)	232,868	(183,054)	(83,743)
	11,393,835	1,583,613	841,801	(1,753,849)	2,648,088	(408,449)	(384,517)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,393,835	1,583,613	841,801	(1,753,849)	2,648,088	(408,449)	(384,517)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,470,979	1,579,707	892,992	(766,412)	2,631,988	(185,482)	(150,556)
NET ASSETS AT DECEMBER 31, 2014	$11,470,979	$1,579,707	$892,992	$16,471,424	$2,631,988	$2,602,187	$3,260,919
See accompanying notes.

	MFS VIT Growth Service Class Subaccount	MFS VIT Total Return Initial Class Subaccount	MFS VIT Total Return Service Class Subaccount	MFS VIT Utilities Initial Class Subaccount	MFS VIT Utilities Service Class Subaccount	MFS VIT II International Value Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$24,495,882	$10,712,722	$278,375,650	$10,154,800	$202,449,105	$—
Changes From Operations:
• Net investment income (loss)	(439,827)	30,523	(1,736,397)	94,868	950,393	—
• Net realized gain (loss) on investments	1,950,122	371,034	48,970,308	597,536	12,465,093	—
• Net change in unrealized appreciation or depreciation on investments	7,572,993	1,282,650	(18,194,394)	1,127,717	21,861,013	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,083,288	1,684,207	29,039,517	1,820,121	35,276,499	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,255,661	39,735	750,065	8,437	8,866,287	—
• Contract withdrawals and transfers to annuity reserves	(1,776,990)	(1,578,931)	(12,981,272)	(1,090,734)	(20,190,343)	—
• Contract transfers	3,953,777	(622,410)	(295,178,936)	(93,524)	(8,627,497)	—
	5,432,448	(2,161,606)	(307,410,143)	(1,175,821)	(19,951,553)	—
Annuity Reserves:
• Annuity Payments	—	(2,988)	(5,024)	(6,096)	(17,335)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	73	—	622	(1,103)	—
	—	(2,915)	(5,024)	(5,474)	(18,438)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,432,448	(2,164,521)	(307,415,167)	(1,181,295)	(19,969,991)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,515,736	(480,314)	(278,375,650)	638,826	15,306,508	—
NET ASSETS AT DECEMBER 31, 2013	39,011,618	10,232,408	—	10,793,626	217,755,613	—
Changes From Operations:
• Net investment income (loss)	(652,348)	37,280	83	73,785	679,471	(2)
• Net realized gain (loss) on investments	5,969,972	668,166	430	937,662	19,127,545	—
• Net change in unrealized appreciation or depreciation on investments	(2,140,371)	(69,890)	(46)	167,061	3,247,512	(508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,177,253	635,556	467	1,178,508	23,054,528	(510)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,785,806	24,177	4,727	79,801	12,589,997	69,542
• Contract withdrawals and transfers to annuity reserves	(2,941,426)	(1,565,322)	(11,587)	(1,093,832)	(24,167,816)	—
• Contract transfers	708,364	(241,451)	19,572	(268,103)	4,158,068	—
	8,552,744	(1,782,596)	12,712	(1,282,134)	(7,419,751)	69,542
Annuity Reserves:
• Annuity Payments	—	(3,184)	—	(6,629)	(20,994)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	92	—	710	608	—
	—	(3,092)	—	(5,919)	(20,386)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,552,744	(1,785,688)	12,712	(1,288,053)	(7,440,137)	69,542
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,729,997	(1,150,132)	13,179	(109,545)	15,614,391	69,032
NET ASSETS AT DECEMBER 31, 2014	$50,741,615	$9,082,276	$13,179	$10,684,081	$233,370,004	$69,032

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	MFS VIT II International Value Service Class Subaccount	Morgan Stanley UIF Capital Growth Class II Subaccount	NB AMT Mid Cap Growth I Class Subaccount	NB AMT Mid Cap Intrinsic Value I Class Subaccount	Oppenheimer Global Fund/VA Service Class Subaccount	Oppenheimer International Growth Fund/VA Non-Service Class Subaccount	Oppenheimer International Growth Fund/VA Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$1,585,107	$36,876,586	$36,696,208	$7,598,199	$—	$—
Changes From Operations:
• Net investment income (loss)	—	(12,131)	(236,204)	(196,089)	16,981	—	—
• Net realized gain (loss) on investments	—	227,837	17,491,888	838,772	311,799	—	—
• Net change in unrealized appreciation or depreciation on investments	—	454,266	(12,183,928)	10,973,336	1,538,994	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	669,972	5,071,756	11,616,019	1,867,774	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	12,989	144,544	190,541	89,646	—	—
• Contract withdrawals and transfers to annuity reserves	—	(204,735)	(1,953,032)	(6,769,771)	(412,350)	—	—
• Contract transfers	—	(65,264)	(40,139,854)	(1,033,974)	(350,640)	—	—
	—	(257,010)	(41,948,342)	(7,613,204)	(673,344)	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	(7,205)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	91	—	—	—
	—	—	—	(7,114)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(257,010)	(41,948,342)	(7,620,318)	(673,344)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	412,962	(36,876,586)	3,995,701	1,194,430	—	—
NET ASSETS AT DECEMBER 31, 2013	—	1,998,069	—	40,691,909	8,792,629	—	—
Changes From Operations:
• Net investment income (loss)	4,808	(17,469)	(11)	(239,578)	(9,550)	(455)	(3,882)
• Net realized gain (loss) on investments	(238)	319,247	310	3,184,950	660,921	48	(392)
• Net change in unrealized appreciation or depreciation on investments	(29,198)	(206,655)	—	1,352,723	(555,233)	5,749	(49,541)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,628)	95,123	299	4,298,095	96,138	5,342	(53,815)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,646,921	23,461	—	168,686	51,747	523,103	1,181,988
• Contract withdrawals and transfers to annuity reserves	(1,741)	(230,292)	(299)	(6,958,369)	(579,716)	(959)	(1,728)
• Contract transfers	120,213	(142,626)	—	(593,410)	153,879	—	78,550
	1,765,393	(349,457)	(299)	(7,383,093)	(374,090)	522,144	1,258,810
Annuity Reserves:
• Annuity Payments	—	—	—	(8,175)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	125	—	—	—
	—	—	—	(8,050)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,765,393	(349,457)	(299)	(7,391,143)	(374,090)	522,144	1,258,810
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,740,765	(254,334)	—	(3,093,048)	(277,952)	527,486	1,204,995
NET ASSETS AT DECEMBER 31, 2014	$1,740,765	$1,743,735	$—	$37,598,861	$8,514,677	$527,486	$1,204,995

See accompanying notes.

	Oppenheimer Main Street Small Cap Fund/VA Non-Service Class Subaccount	PIMCO VIT All Asset All Authority Advisor Class Subaccount	PIMCO VIT All Asset All Authority Institutional Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Advisor Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Institutional Class Subaccount	PIMCO VIT Emerging Markets Bond Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$13,956,075	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	—	14,302	—	—
• Net realized gain (loss) on investments	—	—	—	(906,844)	—	—
• Net change in unrealized appreciation or depreciation on investments	—	—	—	(1,405,139)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	(2,297,681)	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	1,705,251	—	—
• Contract withdrawals and transfers to annuity reserves	—	—	—	(1,403,815)	—	—
• Contract transfers	—	—	—	340,331	—	—
	—	—	—	641,767	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	(4,008)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	4	—	—
	—	—	—	(4,004)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	637,763	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	(1,659,918)	—	—
NET ASSETS AT DECEMBER 31, 2013	—	—	—	12,296,157	—	—
Changes From Operations:
• Net investment income (loss)	(1,459)	26,139	3,505	(166,709)	5	8,312
• Net realized gain (loss) on investments	1,846	235	33	(883,622)	—	9,291
• Net change in unrealized appreciation or depreciation on investments	33,711	(73,457)	(6,395)	(1,830,700)	(686)	(55,996)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,098	(47,083)	(2,857)	(2,881,031)	(681)	(38,393)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	719,716	492,926	78,831	2,712,141	4,757	723,297
• Contract withdrawals and transfers to annuity reserves	(2,533)	(3,192)	—	(1,393,426)	—	(4,386)
• Contract transfers	116,755	301,574	20,792	536,146	50	152,954
	833,938	791,308	99,623	1,854,861	4,807	871,865
Annuity Reserves:
• Annuity Payments	—	—	—	(5,392)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(622)	—	—
	—	—	—	(6,014)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	833,938	791,308	99,623	1,848,847	4,807	871,865
TOTAL INCREASE (DECREASE) IN NET ASSETS	868,036	744,225	96,766	(1,032,184)	4,126	833,472
NET ASSETS AT DECEMBER 31, 2014	$868,036	$744,225	$96,766	$11,263,973	$4,126	$833,472

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	PIMCO VIT Unconstrained Bond Advisor Class Subaccount	Putnam VT Absolute Return 500 Class IB Subaccount	Putnam VT Global Health Care Class IB Subaccount	Putnam VT Growth & Income Class IB Subaccount	SIPT VP Market Growth Strategy Class III Subaccount	SIPT VP Market Plus Strategy Class III Subaccount	Templeton Foreign VIP Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$5,014,006	$1,285,320	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	(15,553)	(1,285)	—	—	—
• Net realized gain (loss) on investments	—	—	790,367	15,204	—	—	—
• Net change in unrealized appreciation or depreciation on investments	—	—	904,260	412,000	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	1,679,074	425,919	—	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	35,616	17,008	—	—	—
• Contract withdrawals and transfers to annuity reserves	—	—	(452,943)	(205,607)	—	—	—
• Contract transfers	—	—	(2,219,931)	222,274	—	—	—
	—	—	(2,637,258)	33,675	—	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	(2,637,258)	33,675	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	(958,184)	459,594	—	—	—
NET ASSETS AT DECEMBER 31, 2013	—	—	4,055,822	1,744,914	—	—	—
Changes From Operations:
• Net investment income (loss)	114	(2,703)	(72,571)	(5,261)	5,505	22,866	(20)
• Net realized gain (loss) on investments	215	833	1,021,025	51,774	(1,874)	35	(1)
• Net change in unrealized appreciation or depreciation on investments	(840)	17,762	277,909	105,087	(4,026)	(24,866)	(1,837)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(511)	15,892	1,226,363	151,600	(395)	(1,965)	(1,858)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	446,816	730,870	16,470	2,374	196,006	1,099,638	—
• Contract withdrawals and transfers to annuity reserves	(1,973)	(1,440)	(599,039)	(129,744)	—	—	—
• Contract transfers	113,838	73,042	1,960,559	(30,257)	64,191	9,933	21,915
	558,681	802,472	1,377,990	(157,627)	260,197	1,109,571	21,915
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	558,681	802,472	1,377,990	(157,627)	260,197	1,109,571	21,915
TOTAL INCREASE (DECREASE) IN NET ASSETS	558,170	818,364	2,604,353	(6,027)	259,802	1,107,606	20,057
NET ASSETS AT DECEMBER 31, 2014	$558,170	$818,364	$6,660,175	$1,738,887	$259,802	$1,107,606	$20,057

See accompanying notes.

	Templeton Foreign VIP Class 4 Subaccount	Templeton Global Bond VIP Class 1 Subaccount	Templeton Global Bond VIP Class 2 Subaccount	Templeton Global Bond VIP Class 4 Subaccount	Templeton Growth VIP Class 2 Subaccount	Transparent Value Directional Allocation VI Class I Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$568,205,330	$—	$46,734,678	$—
Changes From Operations:
• Net investment income (loss)	—	—	17,408,922	—	479,910	—
• Net realized gain (loss) on investments	—	—	14,773,388	—	1,150,873	—
• Net change in unrealized appreciation or depreciation on investments	—	—	(32,493,561)	—	10,468,756	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	(311,251)	—	12,099,539	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	4,306,932	—	230,388	—
• Contract withdrawals and transfers to annuity reserves	—	—	(60,003,529)	—	(6,972,136)	—
• Contract transfers	—	—	9,379,207	—	(2,522,417)	—
	—	—	(46,317,390)	—	(9,264,165)	—
Annuity Reserves:
• Annuity Payments	—	—	(5,306)	—	(9,620)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(73)	—	599	—
	—	—	(5,379)	—	(9,021)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	(46,322,769)	—	(9,273,186)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	(46,634,020)	—	2,826,353	—
NET ASSETS AT DECEMBER 31, 2013	—	—	521,571,310	—	49,561,031	—
Changes From Operations:
• Net investment income (loss)	(2,006)	(497)	17,368,047	(9,029)	(153,772)	(70)
• Net realized gain (loss) on investments	(339)	(51)	4,620,821	(270)	2,261,046	(1,665)
• Net change in unrealized appreciation or depreciation on investments	(50,461)	(8,149)	(20,335,347)	(43,870)	(3,890,776)	(836)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,806)	(8,697)	1,653,521	(53,169)	(1,783,502)	(2,571)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	704,300	1,007,861	8,524,377	3,662,642	371,283	71,257
• Contract withdrawals and transfers to annuity reserves	(936)	—	(61,083,510)	(12,075)	(6,718,947)	—
• Contract transfers	56,848	(33,911)	(3,652,635)	347,991	(1,979,849)	(33,691)
	760,212	973,950	(56,211,768)	3,998,558	(8,327,513)	37,566
Annuity Reserves:
• Annuity Payments	—	—	(5,501)	—	(10,478)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(750)	—	732	—
	—	—	(6,251)	—	(9,746)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	760,212	973,950	(56,218,019)	3,998,558	(8,337,259)	37,566
TOTAL INCREASE (DECREASE) IN NET ASSETS	707,406	965,253	(54,564,498)	3,945,389	(10,120,761)	34,995
NET ASSETS AT DECEMBER 31, 2014	$707,406	$965,253	$467,006,812	$3,945,389	$39,440,270	$34,995

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Transparent Value Directional Allocation VI Class II Subaccount	UIF Global Infrastructure Class I Subaccount	UIF Global Infrastructure Class II Subaccount	Van Eck VIP Global Hard Assets Class S Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	—	—
• Net realized gain (loss) on investments	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	—
• Contract withdrawals and transfers to annuity reserves	—	—	—	—
• Contract transfers	—	—	—	—
	—	—	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—
NET ASSETS AT DECEMBER 31, 2013	—	—	—	—
Changes From Operations:
• Net investment income (loss)	(13,719)	(71)	(3,728)	(1,979)
• Net realized gain (loss) on investments	(4,181)	(1)	(6,188)	(1,050)
• Net change in unrealized appreciation or depreciation on investments	(259,213)	(808)	9,356	(131,694)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(277,113)	(880)	(560)	(134,723)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	11,366,876	50,369	1,458,140	529,998
• Contract withdrawals and transfers to annuity reserves	(910)	—	(4,457)	(1,355)
• Contract transfers	(10,343)	—	153,079	222,886
	11,355,623	50,369	1,606,762	751,529
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,355,623	50,369	1,606,762	751,529
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,078,510	49,489	1,606,202	616,806
NET ASSETS AT DECEMBER 31, 2014	$11,078,510	$49,489	$1,606,202	$616,806

See accompanying notes.

	Van Eck VIP Global Hard Assets Initial Class Subaccount	Virtus VIT Multi-Sector Fixed Income Class A Subaccount	Virtus VIT Premium AlphaSector Class A Subaccount	Virtus VIT Premium AlphaSector Class I Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	—	—
• Net realized gain (loss) on investments	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	—
• Contract withdrawals and transfers to annuity reserves	—	—	—	—
• Contract transfers	—	—	—	—
	—	—	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—
NET ASSETS AT DECEMBER 31, 2013	—	—	—	—
Changes From Operations:
• Net investment income (loss)	(149)	30,284	(5,592)	(116)
• Net realized gain (loss) on investments	(15)	(792)	195,481	10,606
• Net change in unrealized appreciation or depreciation on investments	(28,642)	(60,270)	(237,308)	(12,319)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,806)	(30,778)	(47,419)	(1,829)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	219,158	992,946	2,298,838	144,318
• Contract withdrawals and transfers to annuity reserves	—	(6,832)	(3,295)	—
• Contract transfers	667	386,413	382,891	—
	219,825	1,372,527	2,678,434	144,318
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	219,825	1,372,527	2,678,434	144,318
TOTAL INCREASE (DECREASE) IN NET ASSETS	191,019	1,341,749	2,631,015	142,489
NET ASSETS AT DECEMBER 31, 2014	$191,019	$1,341,749	$2,631,015	$142,489

Lincoln Life Variable Annuity Account N

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of thirty-one products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Bonus
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2
• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance A Class	• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus Rollover
• Lincoln ChoicePlus Fusion
• Lincoln Investment Solutions
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln Investor Advantage B-Share
• Lincoln Investor Advantage C-Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of three hundred sixty-four available mutual funds (the Funds) of thirty-five diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class A Portfolio**

ABVPSF Global Thematic Growth Class B Portfolio

ABVPSF Growth and Income Class A Portfolio**

ABVPSF Growth and Income Class B Portfolio**

ABVPSF International Value Class A Portfolio**

ABVPSF International Value Class B Portfolio

ABVPSF Large Cap Growth Class B Portfolio

ABVPSF Small/Mid Cap Value Class A Portfolio

ABVPSF Small/Mid Cap Value Class B Portfolio

ALPS Variable Investment Trust:

Alps|Alerian Energy Infrastructure Class I Portfolio

Alps|Alerian Energy Infrastructure Class III Portfolio

Alps|Stadion Tactical Defensive Class I Portfolio

Alps|Stadion Tactical Defensive Class III Portfolio

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Class I Fund**

American Century VP Inflation Protection Class II Fund**

American Funds Insurance Series (American Funds):

American Funds Asset Allocation Class 1 Fund

American Funds Asset Allocation Class 4 Fund

American Funds Blue Chip Income and Growth Class 1 Fund

American Funds Blue Chip Income and Growth Class 4 Fund

American Funds Bond Class 1 Fund

American Funds Capital Income Builder Class 1 Fund

American Funds Capital Income Builder Class 4 Fund

American Funds Global Balanced Class 1 Fund

American Funds Global Bond Class 1 Fund

American Funds Global Growth Class 1 Fund

American Funds Global Growth Class 2 Fund

American Funds Global Growth Class 4 Fund

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Global Growth and Income Class 1 Fund

American Funds Global Small Capitalization Class 1 Fund

American Funds Global Small Capitalization Class 2 Fund

American Funds Global Small Capitalization Class 4 Fund

American Funds Growth Class 1 Fund

American Funds Growth Class 2 Fund

American Funds Growth Class 4 Fund

American Funds Growth-Income Class 1 Fund

American Funds Growth-Income Class 2 Fund

American Funds Growth-Income Class 4 Fund

American Funds High-Income Bond Class 1 Fund

American Funds International Class 1 Fund

American Funds International Class 2 Fund

American Funds International Class 4 Fund

American Funds International Growth and Income Class 1 Fund

American Funds Managed Risk Asset Allocation Class P1 Fund

American Funds Managed Risk Asset Allocation Class P2 Fund

American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund

American Funds Managed Risk Growth Class P1 Fund

American Funds Managed Risk Growth-Income Class P1 Fund

American Funds Managed Risk International Class P1 Fund

American Funds Mortgage Class 1 Fund

American Funds Mortgage Class 4 Fund

American Funds New World Class 1 Fund

American Funds New World Class 4 Fund

American Funds U.S. Government/AAA-Rated Securities Class 1 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Class I Fund

BlackRock Global Allocation V.I. Class III Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP Diversified Income Service Class Series

Delaware VIP Emerging Markets Standard Class Series

Delaware VIP Emerging Markets Service Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP High Yield Service Class Series

Delaware VIP International Value Equity Standard Class Series

Delaware VIP Limited-Term Diversified Income Standard Class Series

Delaware VIP Limited-Term Diversified Income Service Class Series

Delaware VIP REIT Standard Class Series

Delaware VIP REIT Service Class Series

Delaware VIP Small Cap Value Standard Class Series

Delaware VIP Small Cap Value Service Class Series

Delaware VIP Smid Cap Growth Standard Class Series

Delaware VIP Smid Cap Growth Service Class Series

Delaware VIP U.S. Growth Standard Class Series**

Delaware VIP U.S. Growth Service Class Series

Delaware VIP Value Standard Class Series

Delaware VIP Value Service Class Series

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Deutsche Alternative Asset Allocation VIP Class B Portfolio

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Class A Portfolio

Deutsche Equity 500 Index VIP Class B Portfolio**

Deutsche Small Cap Index VIP Class A Portfolio

Deutsche Small Cap Index VIP Class B Portfolio**

Eaton Vance Variable Trust (Eaton Vance VT):

Eaton Vance VT Floating-Rate Income Fund Initial Class Fund

Eaton Vance VT Floating-Rate Income Fund Advisor Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Initial Class Portfolio

Fidelity VIP Contrafund Service Class 2 Portfolio

Fidelity VIP Equity-Income Initial Class Portfolio**

Fidelity VIP Equity-Income Service Class 2 Portfolio**

Fidelity VIP Growth Initial Class Portfolio

Fidelity VIP Growth Service Class 2 Portfolio

Fidelity VIP Mid Cap Initial Class Portfolio

Fidelity VIP Mid Cap Service Class 2 Portfolio

Fidelity VIP Overseas Initial Class Portfolio**

Fidelity VIP Overseas Service Class 2 Portfolio**

First Trust Variable Insurance Trust:

First Trust Multi Income Allocation Class I Portfolio

First Trust Multi Income Allocation Class II Portfolio**

First Trust/Dow Jones Dividend & Income Allocation Class I Portfolio

First Trust/Dow Jones Dividend & Income Allocation Class II Portfolio**

Franklin Templeton Variable Insurance Products Trust:

Franklin Founding Funds Allocation VIP Class 1 Fund**

Franklin Founding Funds Allocation VIP Class 4 Fund

Franklin Income VIP Class 1 Fund**

Franklin Income VIP Class 2 Fund

Franklin Income VIP Class 4 Fund

Franklin Mutual Shares VIP Class 1 Fund**

Franklin Mutual Shares VIP Class 2 Fund

Franklin Mutual Shares VIP Class 4 Fund

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Rising Dividends VIP Class 1 Fund

Franklin Rising Dividends VIP Class 4 Fund

Franklin Small Cap Value VIP Class 1 Fund

Franklin Small Cap Value VIP Class 4 Fund

Franklin Small-Mid Cap Growth VIP Class 1 Fund**

Franklin Small-Mid Cap Growth VIP Class 2 Fund**

Franklin Small-Mid Cap Growth VIP Class 4 Fund

Templeton Foreign VIP Class 1 Fund

Templeton Foreign VIP Class 4 Fund

Templeton Global Bond VIP Class 1 Fund

Templeton Global Bond VIP Class 2 Fund

Templeton Global Bond VIP Class 4 Fund

Templeton Growth VIP Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Large Cap Value Service Class Fund

Goldman Sachs VIT Money Market Institutional Class Fund

Goldman Sachs VIT Money Market Service Class Fund

Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class Fund

Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class Fund

Goldman Sachs VIT Strategic Income Advisor Class Fund

Goldman Sachs VIT Strategic Income Institutional Class Fund**

Guggenheim Funds Rydex Variable Trust:

Guggenheim Long Short Equity Fund

Guggenheim Multi-Hedge Strategies Fund

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Class IA Fund

Hartford Capital Appreciation HLS Class IC Fund

Hunting VA Funds:

Huntington VA Dividend Capture Fund

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. American Franchise Series I Fund

Invesco V.I. American Franchise Series II Fund

Invesco V.I. Balanced-Risk Allocation Series I Fund

Invesco V.I. Balanced-Risk Allocation Series II Fund

Invesco V.I. Comstock Series I Fund**

Invesco V.I. Comstock Series II Fund

Invesco V.I. Core Equity Series I Fund

Invesco V.I. Core Equity Series II Fund

Invesco V.I. Diversified Dividend Series I Fund

Invesco V.I. Diversified Dividend Series II Fund

Invesco V.I. Equally-Weighted S&P 500 Series I Fund**

Invesco V.I. Equally-Weighted S&P 500 Series II Fund

Invesco V.I. Equity and Income Series I Fund**

Invesco V.I. Equity and Income Series II Fund

Invesco V.I. International Growth Series I Fund

Invesco V.I. International Growth Series II Fund

Ivy Funds Variable Insurance Portfolios (Ivy Funds VIP):

Ivy Funds VIP Asset Strategy Class A Portfolio

Ivy Funds VIP Energy Class A Portfolio

Ivy Funds VIP High Income Class A Portfolio

Ivy Funds VIP Micro Cap Growth Class A Portfolio

Ivy Funds VIP Mid Cap Growth Class A Portfolio

Ivy Funds VIP Science and Technology Class A Portfolio

Janus Aspen Series:

Janus Aspen Balanced Service Class Portfolio

Janus Aspen Enterprise Service Class Portfolio

Janus Aspen Global Research Service Class Portfolio

JPMorgan Insurance Trust:

JPMIT Intrepid Mid Cap Class 1 Portfolio

JPMIT Intrepid Mid Cap Class 2 Portfolio

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Class I Portfolio

ClearBridge Variable Aggressive Growth Class II Portfolio

ClearBridge Variable Mid Cap Core Class I Portfolio

ClearBridge Variable Mid Cap Core Class II Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP American Balanced Allocation Standard Class Fund

LVIP American Balanced Allocation Service Class Fund

LVIP American Century VP Mid Cap Value RPM Standard Class Fund**

LVIP American Century VP Mid Cap Value RPM Service Class Fund

LVIP American Global Growth Service Class II Fund

LVIP American Global Small Capitalization Service Class II Fund

LVIP American Growth Allocation Standard Class Fund

LVIP American Growth Allocation Service Class Fund

LVIP American Growth Service Class II Fund

LVIP American Growth-Income Service Class II Fund

LVIP American Income Allocation Standard Class Fund

LVIP American International Service Class II Fund

LVIP American Preservation Standard Class Fund

LVIP American Preservation Service Class Fund

LVIP AQR Enhanced Global Strategies Standard Class Fund

LVIP AQR Enhanced Global Strategies Service Class Fund

LVIP Baron Growth Opportunities Standard Class Fund

LVIP Baron Growth Opportunities Service Class Fund

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Emerging Markets RPM Service Class Fund

LVIP BlackRock Equity Dividend RPM Standard Class Fund

LVIP BlackRock Equity Dividend RPM Service Class Fund

LVIP BlackRock Global Allocation V.I. RPM Standard Class Fund

LVIP BlackRock Global Allocation V.I. RPM Service Class Fund

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP BlackRock Inflation Protected Bond Service Class Fund

LVIP BlackRock Multi-Asset Income Standard Class Fund

LVIP BlackRock Multi-Asset Income Service Class Fund

LVIP Capital Growth Standard Class Fund**

LVIP Capital Growth Service Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Clarion Global Real Estate Service Class Fund

LVIP ClearBridge Variable Appreciation RPM Standard Class Fund

LVIP ClearBridge Variable Appreciation RPM Service Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund**

LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Bond Service Class Fund

LVIP Delaware Diversified Floating Rate Standard Class Fund

LVIP Delaware Diversified Floating Rate Service Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund

LVIP Delaware Foundation Aggressive Allocation Service Class Fund

LVIP Delaware Foundation Conservative Allocation Standard Class Fund**

LVIP Delaware Foundation Conservative Allocation Service Class Fund**

LVIP Delaware Foundation Moderate Allocation Standard Class Fund**

LVIP Delaware Foundation Moderate Allocation Service Class Fund**

LVIP Delaware Growth and Income Standard Class Fund**

LVIP Delaware Growth and Income Service Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Delaware Social Awareness Service Class Fund

LVIP Delaware Special Opportunities Standard Class Fund**

LVIP Delaware Special Opportunities Service Class Fund

LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund

LVIP Dimensional Non-U.S. Equity RPM Service Class Fund

LVIP Dimensional U.S. Equity RPM Standard Class Fund

LVIP Dimensional U.S. Equity RPM Service Class Fund

LVIP Dimensional/Vanguard Total Bond Standard Class Fund

LVIP Dimensional/Vanguard Total Bond Service Class Fund

LVIP Franklin Mutual Shares RPM Standard Class Fund

LVIP Franklin Mutual Shares RPM Service Class Fund

LVIP Franklin Templeton Multi-Asset Opportunities Standard Class Fund**

LVIP Franklin Templeton Multi-Asset Opportunities Service Class Fund

LVIP Global Income Standard Class Fund**

LVIP Global Income Service Class Fund

LVIP Goldman Sachs Income Builder Standard Class Fund

LVIP Goldman Sachs Income Builder Service Class Fund

LVIP Invesco Diversified Equity Income RPM Standard Class Fund**

LVIP Invesco Diversified Equity Income RPM Service Class Fund

LVIP Invesco V.I. Comstock RPM Standard Class Fund

LVIP Invesco V.I. Comstock RPM Service Class Fund

LVIP JPMorgan High Yield Standard Class Fund**

LVIP JPMorgan High Yield Service Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Service Class Fund

LVIP Managed Risk American Balanced Allocation Standard Class Fund

LVIP Managed Risk American Balanced Allocation Service Class Fund

LVIP Managed Risk American Growth Allocation Standard Class Fund

LVIP Managed Risk American Growth Allocation Service Class Fund

LVIP Managed Risk Profile 2010 Service Class Fund

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Managed Risk Profile 2020 Service Class Fund

LVIP Managed Risk Profile 2030 Service Class Fund

LVIP Managed Risk Profile 2040 Service Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Conservative Service Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Growth Service Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP Managed Risk Profile Moderate Service Class Fund

LVIP MFS International Growth Standard Class Fund

LVIP MFS International Growth Service Class Fund

LVIP MFS International Growth RPM Standard Class Fund**

LVIP MFS International Growth RPM Service Class Fund

LVIP MFS Value Standard Class Fund

LVIP MFS Value Service Class Fund

LVIP Mid-Cap Value Standard Class Fund**

LVIP Mid-Cap Value Service Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP Mondrian International Value Service Class Fund

LVIP Money Market Standard Class Fund

LVIP Money Market Service Class Fund

LVIP Multi-Manager Global Equity RPM Standard Class Fund**

LVIP Multi-Manager Global Equity RPM Service Class Fund

LVIP PIMCO Low Duration Bond Standard Class Fund

LVIP PIMCO Low Duration Bond Service Class Fund

LVIP SSgA Bond Index Standard Class Fund

LVIP SSgA Bond Index Service Class Fund

LVIP SSgA Conservative Index Allocation Standard Class Fund**

LVIP SSgA Conservative Index Allocation Service Class Fund

LVIP SSgA Conservative Structured Allocation Standard Class Fund

LVIP SSgA Conservative Structured Allocation Service Class Fund

LVIP SSgA Developed International 150 Standard Class Fund

LVIP SSgA Developed International 150 Service Class Fund

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Emerging Markets 100 Service Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Service Class Fund

LVIP SSgA International Index Standard Class Fund

LVIP SSgA International Index Service Class Fund

LVIP SSgA International RPM Standard Class Fund**

LVIP SSgA International RPM Service Class Fund

LVIP SSgA Large Cap 100 Standard Class Fund

LVIP SSgA Large Cap 100 Service Class Fund

LVIP SSgA Large Cap RPM Standard Class Fund

LVIP SSgA Large Cap RPM Service Class Fund

LVIP SSgA Moderate Index Allocation Standard Class Fund**

LVIP SSgA Moderate Index Allocation Service Class Fund

LVIP SSgA Moderate Structured Allocation Standard Class Fund**

LVIP SSgA Moderate Structured Allocation Service Class Fund

LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**

LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund

LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund**

LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA S&P 500 Index Service Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP SSgA Small-Cap Index Service Class Fund

LVIP SSgA Small-Cap RPM Standard Class Fund

LVIP SSgA Small-Cap RPM Service Class Fund

LVIP SSgA Small-Mid Cap 200 Standard Class Fund

LVIP SSgA Small-Mid Cap 200 Service Class Fund

LVIP T. Rowe Price Growth Stock Standard Class Fund

LVIP T. Rowe Price Growth Stock Service Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund

LVIP Templeton Growth RPM Standard Class Fund**

LVIP Templeton Growth RPM Service Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Service Class Fund

LVIP Vanguard Domestic Equity ETF Standard Class Fund

LVIP Vanguard Domestic Equity ETF Service Class Fund

LVIP Vanguard International Equity ETF Standard Class Fund

LVIP Vanguard International Equity ETF Service Class Fund

LVIP VIP Contrafund RPM Standard Class Fund

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP VIP Contrafund RPM Service Class Fund

LVIP VIP Mid Cap RPM Standard Class Fund**

LVIP VIP Mid Cap RPM Service Class Fund

Lord Abbett Securities Trust (Lord Abbett):

Lord Abbett Series Fund Bond Debenture Class VC Portfolio

Lord Abbett Series Fund Developing Growth Class VC Portfolio

Lord Abbett Series Fund Fundamental Equity Class VC Portfolio

Lord Abbett Series Fund Short Duration Income Class VC Portfolio

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Core Equity Service Class Series

MFS VIT Growth Initial Class Series

MFS VIT Growth Service Class Series

MFS VIT Total Return Initial Class Series

MFS VIT Total Return Service Class Series

MFS VIT Utilities Initial Class Series

MFS VIT Utilities Service Class Series

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II International Value Initial Class Series

MFS VIT II International Value Service Class Series

Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):

Morgan Stanley UIF Capital Growth Class II Portfolio

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Mid Cap Growth I Class Portfolio**

NB AMT Mid Cap Intrinsic Value I Class Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Global Fund/VA Service Class

Oppenheimer International Growth Fund/VA Non-Service Class

Oppenheimer International Growth Fund/VA Service Class

Oppenheimer Main Street Small Cap Fund/VA Non-Service Class

Oppenheimer Main Street Small Cap Fund/VA Service Class**

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT All Asset All Authority Advisor Class Portfolio

PIMCO VIT All Asset All Authority Institutional Class Portfolio

PIMCO VIT CommodityRealReturn Strategy Administrative Class Portfolio**

PIMCO VIT CommodityRealReturn Strategy Advisor Class Portfolio

PIMCO VIT CommodityRealReturn Strategy Institutional Class Portfolio

PIMCO VIT Emerging Markets Bond Advisor Class Portfolio

PIMCO VIT Emerging Markets Bond Institutional Class Portfolio**

PIMCO VIT Unconstrained Bond Advisor Class Portfolio

PIMCO VIT Unconstrained Bond Institutional Class Portfolio**

Putnam Variable Trust (Putnam VT):

Putnam VT Absolute Return 500 Class IA Fund**

Putnam VT Absolute Return 500 Class IB Fund

Putnam VT Global Health Care Class IB Fund

Putnam VT Growth & Income Class IB Fund

SEI Insurance Products Trust (SIPT):

SIPT VP Market Growth Strategy Class II Fund**

SIPT VP Market Growth Strategy Class III Fund

SIPT VP Market Plus Strategy Class II Fund**

SIPT VP Market Plus Strategy Class III Fund

Transparent Value Trust:

Transparent Value Directional Allocation VI Class I Portfolio

Transparent Value Directional Allocation VI Class II Portfolio

The Universal Institutional Funds, Inc. (UIF):

UIF Global Infrastructure Class I Portfolio

UIF Global Infrastructure Class II Portfolio

Van Eck VIP Trust:

Van Eck VIP Global Hard Assets Class S Fund

Van Eck VIP Global Hard Assets Initial Class Fund

Virtus Variable Insurance Trust (Virtus VIT):

Virtus VIT Multi-Sector Fixed Income Class A Series

Virtus VIT Multi-Sector Fixed Income Class I Series**

Virtus VIT Premium AlphaSector Class A Series

Virtus VIT Premium AlphaSector Class I Series

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2014

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2013, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2013, the 2013 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013:

American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund	LVIP MFS International Growth RPM Service Class Fund
American Funds Managed Risk Growth Class P1 Fund	LVIP SSgA Large Cap RPM Standard Class Fund
American Funds Managed Risk Growth-Income Class P1 Fund	LVIP SSgA Large Cap RPM Service Class Fund
American Funds Managed Risk International Class P1 Fund	LVIP SSgA Small-Cap RPM Standard Class Fund
LVIP BlackRock Global Allocation V.I. RPM Standard Class Fund	LVIP SSgA Small-Cap RPM Service Class Fund
LVIP BlackRock Global Allocation V.I. RPM Service Class Fund	LVIP VIP Contrafund RPM Standard Class Fund
LVIP MFS International Growth RPM Standard Class Fund	LVIP VIP Contrafund RPM Service Class Fund

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2013, the following funds changed their names:

Previous Fund Name	New Fund Name

American Funds Protected Asset Allocation Class P1 Fund	American Funds Managed Risk Asset Allocation Class P1 Fund
American Funds Protected Asset Allocation Class P2 Fund	American Funds Managed Risk Asset Allocation Class P2 Fund
Invesco Van Kampen V.I. American Franchise Series I Fund	Invesco V.I. American Franchise Series I Fund
Invesco Van Kampen V.I. American Franchise Series II Fund	Invesco V.I. American Franchise Series II Fund
Janus Aspen Series Worldwide Service Class Portfolio	Janus Aspen Series Global Research Service Class Portfolio
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund	LVIP BlackRock Emerging Markets RPM Standard Class Fund
LVIP BlackRock Emerging Markets Index RPM Service Class Fund	LVIP BlackRock Emerging Markets RPM Service Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund	LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional Non-U.S. Equity Service Class Fund	LVIP Dimensional Non-U.S. Equity RPM Service Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund	LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Service Class Fund	LVIP Dimensional U.S. Equity RPM Service Class Fund
LVIP Protected Profile 2010 Service Class Fund	LVIP Managed Risk Profile 2010 Service Class Fund
LVIP Protected Profile 2020 Service Class Fund	LVIP Managed Risk Profile 2020 Service Class Fund
LVIP Protected Profile 2030 Service Class Fund	LVIP Managed Risk Profile 2030 Service Class Fund
LVIP Protected Profile 2040 Service Class Fund	LVIP Managed Risk Profile 2040 Service Class Fund
LVIP Protected American Balanced Allocation Standard Class Fund	LVIP Managed American Balanced Allocation Standard Class Fund
LVIP Protected American Growth Allocation Standard Class Fund	LVIP Managed American Growth Allocation Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Conservative Service Class Fund	LVIP Managed Risk Profile Conservative Service Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Growth Service Class Fund	LVIP Managed Risk Profile Growth Service Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund
LVIP Protected Profile Moderate Service Class Fund	LVIP Managed Risk Profile Moderate Service Class Fund
Oppenheimer Global Securities Service Class Fund/VA	Oppenheimer Global Fund/VA Service Class

During 2013, the American Funds Global Discovery Class 1 Fund merged into the American Funds Global Growth Class 1 Fund.

During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

Alps|Alerian Energy Infrastructure Class I Portfolio	Franklin Income VIP Class 4 Fund
Alps|Alerian Energy Infrastructure Class III Portfolio	Franklin Mutual Shares VIP Class 4 Fund
Alps|Stadion Tactical Defensive Class I Portfolio	Franklin Rising Dividends VIP Class 1 Fund
Alps|Stadion Tactical Defensive Class III Portfolio	Franklin Rising Dividends VIP Class 4 Fund
American Funds Asset Allocation Class 4 Fund	Franklin Small Cap Value VIP Class 1 Fund
American Funds Blue Chip Income and Growth Class 4 Fund	Franklin Small Cap Value VIP Class 4 Fund
American Funds Capital Income Builder Class 1 Fund	Franklin Small-Mid Cap Growth VIP Class 4 Fund
American Funds Capital Income Builder Class 4 Fund	Goldman Sachs VIT Money Market Institutional Class Fund
American Funds Global Growth Class 4 Fund	Goldman Sachs VIT Money Market Service Class Fund
American Funds Global Small Capitalization Class 4 Fund	Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class Fund
American Funds Growth Class 4 Fund	Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class Fund
American Funds Growth-Income Class 4 Fund	Goldman Sachs VIT Strategic Income Advisor Class Fund
American Funds International Class 4 Fund	Goldman Sachs VIT Strategic Income Institutional Class Fund
American Funds Mortgage Class 4 Fund	Guggenheim Long Short Equity Fund
American Funds New World Class 4 Fund	Guggenheim Multi-Hedge Strategies Fund
ClearBridge Variable Aggressive Growth Class I Portfolio	Hartford Capital Appreciation HLS Class IA Fund
ClearBridge Variable Aggressive Growth Class II Portfolio	Hartford Capital Appreciation HLS Class IC Fund
ClearBridge Variable Mid Cap Core Class I Portfolio	Invesco V.I. Balanced-Risk Allocation Series I Fund
ClearBridge Variable Mid Cap Core Class II Portfolio	Invesco V.I. Balanced-Risk Allocation Series II Fund
Eaton Vance VT Floating-Rate Income Fund Initial Class Fund	Invesco V.I. Comstock Series I Fund
Eaton Vance VT Floating-Rate Income Fund Advisor Class Fund	Invesco V.I. Comstock Series II Fund
First Trust Multi Income Allocation Class I Portfolio	Invesco V.I. Diversified Dividend Series I Fund
First Trust Multi Income Allocation Class II Portfolio	Invesco V.I. Diversified Dividend Series II Fund
First Trust/Dow Jones Dividend & Income Allocation Class I Portfolio	Invesco V.I. Equally-Weighted S&P 500 Series I Fund
First Trust/Dow Jones Dividend & Income Allocation Class II Portfolio	Invesco V.I. Equally-Weighted S&P 500 Series II Fund
Franklin Founding Funds Allocation VIP Class 1 Fund	Invesco V.I. Equity and Income Series I Fund
Franklin Founding Funds Allocation VIP Class 4 Fund	Invesco V.I. Equity and Income Series II Fund

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Ivy Funds VIP Asset Strategy Class A Portfolio	LVIP VIP Mid Cap RPM Service Class Fund
Ivy Funds VIP Energy Class A Portfolio	Lord Abbett Series Fund Bond Debenture Class VC Portfolio
Ivy Funds VIP High Income Class A Portfolio	Lord Abbett Series Fund Developing Growth Class VC Portfolio
Ivy Funds VIP Micro Cap Growth Class A Portfolio	Lord Abbett Series Fund Short Duration Income Class VC Portfolio
Ivy Funds VIP Mid Cap Growth Class A Portfolio	MFS VIT II International Value Initial Class Series
Ivy Funds VIP Science and Technology Class A Portfolio	MFS VIT II International Value Service Class Series
JPMIT Intrepid Mid Cap Class 1 Portfolio	Oppenheimer International Growth Fund/VA Non-Service Class
JPMIT Intrepid Mid Cap Class 2 Portfolio	Oppenheimer International Growth Fund/VA Service Class
LVIP American Balanced Allocation Service Class Fund	Oppenheimer Main Street Small Cap Fund/VA Non-Service Class
LVIP American Century VP Mid Cap Value RPM Standard Class Fund	Oppenheimer Main Street Small Cap Fund/VA Service Class
LVIP American Century VP Mid Cap Value RPM Service Class Fund	PIMCO VIT All Asset All Authority Advisor Class Portfolio
LVIP American Growth Allocation Service Class Fund	PIMCO VIT All Asset All Authority Institutional Class Portfolio
LVIP AQR Enhanced Global Strategies Standard Class Fund	PIMCO VIT CommodityRealReturn Strategy Institutional Class Portfolio
LVIP AQR Enhanced Global Strategies Service Class Fund	PIMCO VIT Emerging Markets Bond Advisor Class Portfolio
LVIP BlackRock Multi-Asset Income Standard Class Fund	PIMCO VIT Emerging Markets Bond Institutional Class Portfolio
LVIP BlackRock Multi-Asset Income Service Class Fund	PIMCO VIT Unconstrained Bond Advisor Class Portfolio
LVIP ClearBridge Variable Appreciation RPM Standard Class Fund	PIMCO VIT Unconstrained Bond Institutional Class Portfolio
LVIP ClearBridge Variable Appreciation RPM Service Class Fund	Putnam VT Absolute Return 500 Class IA Fund
LVIP Franklin Mutual Shares RPM Standard Class Fund	Putnam VT Absolute Return 500 Class IB Fund
LVIP Franklin Mutual Shares RPM Service Class Fund	SIPT VP Market Growth Strategy Class II Fund
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class Fund	SIPT VP Market Growth Strategy Class III Fund
LVIP Franklin Templeton Multi-Asset Opportunities Service Class Fund	SIPT VP Market Plus Strategy Class II Fund
LVIP Goldman Sachs Income Builder Standard Class Fund	SIPT VP Market Plus Strategy Class III Fund
LVIP Goldman Sachs Income Builder Service Class Fund	Templeton Foreign VIP Class 1 Fund
LVIP Invesco Diversified Equity Income RPM Standard Class Fund	Templeton Foreign VIP Class 4 Fund
LVIP Invesco Diversified Equity Income RPM Service Class Fund	Templeton Global Bond VIP Class 1 Fund
LVIP Invesco V.I. Comstock RPM Standard Class Fund	Templeton Global Bond VIP Class 4 Fund
LVIP Invesco V.I. Comstock RPM Service Class Fund	Transparent Value Directional Allocation VI Class I Portfolio
LVIP Managed Risk American Balanced Allocation Service Class Fund	Transparent Value Directional Allocation VI Class II Portfolio
LVIP Managed Risk American Growth Allocation Service Class Fund	UIF Global Infrastructure Class I Portfolio
LVIP Multi-Manager Global Equity RPM Standard Class Fund	UIF Global Infrastructure Class II Portfolio
LVIP Multi-Manager Global Equity RPM Service Class Fund	Van Eck VIP Global Hard Assets Class S Fund
LVIP PIMCO Low Duration Bond Standard Class Fund	Van Eck VIP Global Hard Assets Initial Class Fund
LVIP PIMCO Low Duration Bond Service Class Fund	Virtus VIT Multi-Sector Fixed Income Class A Series
LVIP SSgA International RPM Standard Class Fund	Virtus VIT Multi-Sector Fixed Income Class I Series
LVIP SSgA International RPM Service Class Fund	Virtus VIT Premium AlphaSector Class A Series
LVIP VIP Mid Cap RPM Standard Class Fund	Virtus VIT Premium AlphaSector Class I Series

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name

FTVIPT Franklin Income Securities Class 1 Fund	Franklin Income VIP Class 1 Fund
FTVIPT Franklin Income Securities Class 2 Fund	Franklin Income VIP Class 2 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund	Franklin Small-Mid Cap Growth VIP Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund	Franklin Small-Mid Cap Growth VIP Class 2 Fund
FTVIPT Mutual Shares Securities Class 1 Fund**	Franklin Mutual Shares VIP Class 1 Fund
FTVIPT Mutual Shares Securities Class 2 Fund	Franklin Mutual Shares VIP Class 2 Fund
FTVIPT Templeton Global Bond Securities Class 2 Fund	Templeton Global Bond VIP Class 2 Fund
FTVIPT Templeton Growth Securities Class 2 Fund	Templeton Growth VIP Class 2 Fund

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

During 2014, the Huntington VA Balanced Fund ceased to be available as an investment option to Variable Account Contract owners.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the thirty-one contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis).

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).

•  Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).

•  Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis).

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0072603% (1.10% to 2.65% on an annual basis)

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis)

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis).

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis)

•  Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0069863% (1.00% to 2.55% on an annual basis).

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis).

•  Lincoln Investment Solutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis).

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (0.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C-Share at a daily rate of .0026027% to .0045205% (0.95% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (0.15% to 0.70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (0.25% to 0.80% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction will last for a period of two years. The fund replacements were as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
ABVPSF International Value Class B Portfolio	LVIP Mondrian International Value Service Class Fund	0.02%
American Century VP Inflation Protection Class II Fund	LVIP BlackRock Inflation Protected Bond Service Class Fund	0.06%

In addition, $342,291,315 and $258,512,077 was retained by the Company for contract charges and surrender charges during 2014 and 2013, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2014 and 2013, sales charges amounted to $4,574,969 and $5,115,035, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Global Thematic Growth Class B
	2014		0.65%	2.95%	$4.86	$19.11	2,705,522	$28,692,905	1.76%	4.13%	0.00%
	2013		0.65%	2.95%	4.72	18.57	3,028,771	30,284,841	19.36%	22.13%	0.02%
	2012		0.65%	2.95%	3.91	15.39	2,753,447	24,004,879	9.95%	12.51%	0.00%
	2011		0.65%	2.95%	3.51	13.84	2,984,851	22,863,398	-25.57%	-23.91%	0.34%
	2010		0.65%	2.85%	4.67	18.41	3,004,150	29,512,963	15.25%	17.81%	2.00%
ABVPSF Growth and Income Class B
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.11%
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.48%
	2012		0.65%	3.15%	9.81	16.81	11,502,329	150,854,074	13.84%	16.49%	1.33%
	2011		0.65%	2.95%	8.60	14.60	12,608,426	144,047,406	3.09%	5.38%	1.10%
	2010		0.65%	2.85%	8.35	14.03	13,986,390	153,878,947	9.63%	12.07%	0.00%
ABVPSF International Value Class B
	2014		1.55%	1.90%	7.41	7.64	678	5,099	-8.21%	-7.88%	3.17%
	2013		1.30%	1.30%	8.45	8.45	15	128	21.14%	21.14%	2.73%
	2012		0.65%	3.20%	6.05	10.98	28,812,602	197,847,060	10.60%	13.45%	1.39%
	2011		0.65%	3.20%	5.66	9.26	30,051,265	182,677,468	-21.75%	-19.96%	4.21%
	2010		0.65%	2.90%	7.10	7.81	23,913,577	177,374,151	1.37%	3.62%	3.08%
ABVPSF Large Cap Growth Class B
	2014		1.30%	2.80%	9.44	22.27	848,639	10,433,388	10.70%	12.37%	0.00%
	2013		1.30%	2.80%	8.44	19.82	909,766	10,154,434	33.22%	35.23%	0.00%
	2012		1.30%	2.80%	6.27	14.65	1,054,995	8,789,778	13.10%	14.72%	0.03%
	2011		1.30%	2.65%	5.50	12.77	1,335,065	9,727,179	-5.80%	-4.52%	0.09%
	2010		1.30%	2.65%	5.79	13.38	1,688,466	12,963,373	6.96%	8.41%	0.27%
ABVPSF Small/Mid Cap Value Class A
	2014	7/24/14	0.40%	0.80%	10.46	10.48	5,516	57,825	1.02%	1.76%	0.31%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Small/Mid Cap Value Class B
	2014		0.60%	3.20%	$15.45	$36.24	7,291,406	$194,269,675	5.51%	8.24%	0.46%
	2013		0.65%	3.20%	14.64	33.83	8,139,879	205,119,410	33.30%	36.74%	0.44%
	2012		0.65%	3.20%	11.00	25.04	7,832,184	143,146,719	14.80%	17.70%	0.29%
	2011		0.65%	3.15%	10.09	21.53	8,277,391	131,094,788	-11.19%	-9.21%	0.25%
	2010		0.65%	2.85%	11.45	24.00	8,248,951	150,623,922	23.04%	25.77%	0.27%
Alps|Alerian Energy Infrastructure Class I
	2014	7/24/14	0.40%	0.40%	10.35	10.35	11,325	117,205	-6.09%	-6.09%	0.92%
Alps|Alerian Energy Infrastructure Class III
	2014	7/2/14	0.30%	1.65%	10.23	10.32	187,200	1,921,367	-6.49%	-0.84%	0.21%
Alps|Stadion Tactical Defensive Class I
	2014	12/26/14	0.40%	0.40%	10.57	10.57	7,749	81,904	-1.30%	-1.30%	0.00%
Alps|Stadion Tactical Defensive Class III
	2014	7/17/14	1.10%	1.65%	10.46	10.51	72,836	764,872	-0.67%	2.46%	0.00%
American Century VP Inflation Protection Class II
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.34%
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.66%
	2012		0.65%	3.15%	11.15	14.52	34,203,692	473,044,643	4.06%	6.69%	2.41%
	2011		0.65%	3.15%	11.72	13.70	36,648,252	480,337,366	8.61%	11.02%	4.01%
	2010		0.65%	2.85%	10.79	12.42	41,433,338	494,227,301	2.15%	4.42%	1.65%
American Funds Asset Allocation Class 1
	2014		0.40%	1.95%	13.69	14.22	81,493	1,083,366	3.62%	4.72%	1.91%
	2013	5/28/13	0.90%	1.95%	13.21	13.58	44,228	597,313	8.28%	8.96%	1.64%
American Funds Asset Allocation Class 4
	2014	7/11/14	0.30%	1.65%	10.28	10.37	488,562	5,036,627	0.73%	2.37%	2.97%
American Funds Blue Chip Income and Growth Class 1
	2014		0.40%	1.90%	15.55	16.30	168,673	2,328,817	13.51%	15.00%	4.84%
	2013		0.60%	1.90%	13.70	14.18	69,801	971,653	30.75%	32.46%	2.55%
	2012	3/1/12	0.60%	1.90%	10.48	10.70	51,725	545,963	1.54%	8.47%	2.91%
American Funds Blue Chip Income and Growth Class 4
	2014	6/27/14	0.30%	1.65%	10.88	10.97	270,432	2,949,193	-0.94%	7.83%	6.32%
American Funds Bond Class 1
	2014		0.60%	1.90%	10.59	11.10	184,166	2,028,548	3.60%	4.95%	2.53%
	2013		0.60%	1.90%	10.27	10.57	78,093	818,840	-3.54%	-2.47%	4.51%
	2012	5/31/12	0.60%	1.70%	10.65	10.84	9,154	97,818	0.67%	2.23%	3.29%
American Funds Capital Income Builder Class 1
	2014	8/13/14	0.40%	0.60%	9.93	9.95	11,785	117,203	-0.92%	-0.63%	1.21%
American Funds Capital Income Builder Class 4
	2014	7/11/14	0.30%	1.65%	9.83	9.92	331,104	3,264,170	-2.81%	2.10%	1.46%
American Funds Global Balanced Class 1
	2014		0.60%	1.70%	11.75	12.22	28,351	344,386	0.15%	1.26%	1.55%
	2013		0.60%	1.70%	12.06	12.07	19,898	236,081	11.84%	11.89%	3.54%
	2012	5/31/12	0.60%	0.65%	10.78	10.79	2,753	29,698	10.94%	12.34%	2.52%
American Funds Global Bond Class 1
	2014		0.60%	2.15%	9.90	10.47	159,471	1,649,036	-0.45%	1.10%	1.84%
	2013		0.60%	2.15%	10.06	10.35	107,161	1,097,950	-4.05%	-2.99%	0.00%
	2012	3/26/12	0.60%	1.70%	10.48	10.67	27,264	289,169	-0.10%	3.57%	4.08%
American Funds Global Discovery Class 1
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.49%
	2012	7/18/12	0.65%	0.65%	10.54	10.54	2,542	26,800	8.58%	8.58%	1.04%
American Funds Global Growth Class 1
	2014		0.40%	1.90%	16.32	20.76	53,456	929,867	0.84%	1.85%	1.74%
	2013		0.65%	1.65%	20.38	20.38	9,962	180,670	28.67%	28.67%	2.64%
	2012	12/17/12	0.65%	0.65%	15.84	15.84	477	7,558	0.77%	0.77%	0.61%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Class 2
	2014		0.65%	3.15%	$13.41	$22.62	15,062,955	$300,070,833	-0.86%	1.65%	1.13%
	2013		0.65%	3.15%	13.53	22.40	16,531,915	328,814,702	25.17%	28.34%	1.22%
	2012		0.65%	3.15%	10.81	17.56	18,726,406	294,366,132	18.76%	21.77%	0.88%
	2011		0.65%	3.15%	9.76	14.52	21,166,368	277,693,041	-11.45%	-9.48%	1.29%
	2010		0.65%	2.85%	11.02	16.14	22,438,581	331,309,961	8.61%	11.02%	1.54%
American Funds Global Growth Class 4
	2014	7/7/14	0.30%	1.65%	10.25	10.34	166,172	1,707,623	-2.09%	6.92%	1.88%
American Funds Global Growth and Income Class 1
	2014		0.60%	1.90%	13.18	13.82	39,804	541,529	4.00%	5.36%	4.40%
	2013	5/31/13	0.60%	1.90%	12.68	13.12	13,187	169,168	3.15%	11.86%	7.06%
American Funds Global Small Capitalization Class 1
	2014		0.40%	1.90%	12.12	20.24	38,850	647,274	0.43%	1.74%	0.56%
	2013	3/18/13	0.60%	1.90%	12.07	19.90	9,572	171,321	3.23%	18.71%	0.36%
American Funds Global Small Capitalization Class 2
	2014		0.65%	3.15%	11.39	34.07	24,595,417	444,106,901	-1.04%	1.46%	0.12%
	2013		0.65%	3.15%	11.51	33.99	25,652,712	468,775,881	24.30%	27.45%	0.86%
	2012		0.65%	3.15%	9.26	26.99	28,256,850	412,911,878	14.52%	17.41%	1.34%
	2011		0.65%	3.15%	8.88	23.26	27,803,290	361,902,049	-21.42%	-19.67%	1.32%
	2010		0.65%	2.85%	11.10	29.31	23,033,389	405,935,380	18.98%	21.62%	1.76%
American Funds Global Small Capitalization Class 4
	2014	7/10/14	1.10%	1.65%	10.05	10.09	109,654	1,105,353	-3.11%	0.33%	0.15%
American Funds Growth Class 1
	2014		0.40%	2.15%	15.57	23.24	265,323	5,209,877	6.47%	8.14%	1.77%
	2013		0.60%	2.15%	20.43	21.43	95,918	1,854,888	28.24%	29.59%	2.17%
	2012	7/18/12	0.65%	1.70%	15.93	16.54	11,356	181,628	6.66%	8.59%	0.86%
American Funds Growth Class 2
	2014		0.60%	3.20%	14.09	27.83	77,008,391	1,582,205,164	5.09%	7.86%	0.76%
	2013		0.60%	3.20%	13.22	26.12	88,916,417	1,713,280,045	26.01%	29.26%	0.91%
	2012		0.65%	3.20%	10.35	20.46	104,648,159	1,577,540,044	14.24%	17.13%	0.76%
	2011		0.65%	3.15%	8.94	17.67	122,382,686	1,598,331,081	-6.97%	-4.90%	0.60%
	2010		0.65%	2.85%	9.51	18.81	139,384,213	1,945,075,727	15.35%	17.91%	0.73%
American Funds Growth Class 4
	2014	7/11/14	0.30%	1.65%	10.68	10.78	689,230	7,385,095	1.48%	8.58%	1.88%
American Funds Growth-Income Class 1
	2014		0.40%	1.90%	16.68	23.04	136,191	2,917,443	8.82%	10.24%	1.91%
	2013		0.60%	1.90%	20.84	20.84	42,509	857,590	32.95%	32.95%	4.20%
	2012	12/17/12	0.65%	0.65%	15.68	15.68	480	7,525	0.14%	0.14%	0.87%
American Funds Growth-Income Class 2
	2014		0.60%	3.20%	14.13	25.23	108,518,744	2,071,195,590	7.15%	9.98%	1.25%
	2013		0.60%	3.20%	13.13	23.23	123,574,320	2,169,089,785	29.30%	32.71%	1.32%
	2012		0.60%	3.20%	10.11	17.73	141,043,265	1,889,206,205	13.84%	16.78%	1.59%
	2011		0.60%	3.15%	8.84	15.37	152,637,821	1,782,292,860	-4.59%	-2.42%	1.54%
	2010		0.60%	2.85%	9.19	15.95	160,676,140	1,965,743,078	8.30%	10.70%	1.51%
American Funds Growth-Income Class 4
	2014	7/11/14	0.30%	1.65%	10.62	10.71	429,293	4,572,408	1.70%	7.62%	2.87%
American Funds High-Income Bond Class 1
	2014		0.60%	1.90%	11.07	11.61	67,751	777,749	-1.09%	0.20%	7.05%
	2013		0.60%	1.90%	11.19	11.58	30,666	350,547	4.88%	6.26%	9.56%
	2012	3/26/12	0.60%	1.90%	10.67	10.90	15,785	170,366	0.25%	7.13%	15.17%
American Funds International Class 1
	2014		0.40%	1.70%	15.19	16.15	150,309	2,008,634	-4.05%	-2.99%	2.73%
	2013		0.60%	1.70%	15.83	15.83	28,752	466,616	19.85%	19.85%	2.40%
	2012	8/7/12	1.70%	1.70%	13.21	13.21	12,512	165,249	8.46%	8.46%	1.63%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Class 2
	2014		0.65%	3.15%	$10.69	$25.96	44,124,291	$729,574,567	-5.67%	-3.28%	1.38%
	2013		0.65%	3.15%	11.34	27.16	44,360,488	778,437,194	17.86%	20.85%	1.36%
	2012		0.65%	3.15%	9.62	22.75	46,582,914	700,805,428	14.25%	17.14%	1.49%
	2011		0.65%	3.15%	8.52	19.65	46,345,677	622,060,997	-16.39%	-14.52%	1.76%
	2010		0.65%	2.85%	10.06	23.27	47,415,131	763,935,853	4.22%	6.54%	2.09%
American Funds International Class 4
	2014	7/8/14	0.30%	1.65%	9.49	9.57	318,221	3,027,225	-6.56%	2.94%	3.02%
American Funds International Growth and Income Class 1
	2014		0.60%	2.15%	11.05	11.68	132,517	1,533,911	-4.99%	-3.51%	3.51%
	2013	3/18/13	0.60%	2.15%	11.63	12.11	68,436	818,062	2.18%	14.51%	5.76%
American Funds Managed Risk Asset Allocation Class P1
	2014		0.65%	0.65%	12.59	12.59	59,551	749,950	2.58%	2.58%	0.31%
	2013	5/20/13	0.65%	0.65%	12.28	12.28	31,059	381,308	7.24%	7.24%	2.06%
American Funds Managed Risk Asset Allocation Class P2
	2014	8/20/14	1.30%	2.55%	12.03	12.35	511,562	6,299,380	-1.32%	3.75%	0.10%
American Funds Managed Risk Blue Chip Income and Growth Class P1
	2014		0.60%	1.70%	11.82	11.82	8,638	101,228	7.93%	7.93%	4.48%
	2013	9/9/13	0.60%	0.60%	10.96	10.96	1,111	12,177	9.23%	9.23%	1.52%
American Funds Managed Risk Growth Class P1
	2014		0.60%	1.70%	11.09	11.09	6,172	68,833	0.46%	0.46%	1.05%
	2013	11/14/13	1.70%	1.70%	11.04	11.04	4,637	51,202	3.51%	3.51%	0.65%
American Funds Managed Risk Growth-Income Class P1
	2014		0.65%	1.70%	11.71	11.71	2,307	26,676	4.18%	4.18%	2.58%
	2013	12/16/13	0.65%	0.65%	11.24	11.24	558	6,275	3.40%	3.40%	0.98%
American Funds Managed Risk International Class P1
	2014	3/10/14	0.60%	0.60%	10.04	10.04	1,359	13,648	-4.08%	-4.08%	1.37%
American Funds Mortgage Class 1
	2014		0.40%	1.90%	10.37	10.85	26,208	276,226	3.56%	4.86%	0.90%
	2013		0.65%	1.90%	10.01	10.34	31,044	314,793	-3.26%	-2.05%	1.29%
	2012	6/22/12	0.65%	1.90%	10.35	10.56	14,108	147,411	-0.50%	0.49%	0.80%
American Funds Mortgage Class 4
	2014	7/24/14	1.10%	1.65%	10.10	10.14	5,213	52,828	0.65%	0.94%	1.37%
American Funds New World Class 1
	2014		0.40%	2.15%	9.67	10.23	165,600	1,645,697	-9.60%	-8.19%	1.59%
	2013		0.60%	2.15%	10.76	11.12	62,079	681,495	9.56%	10.94%	3.86%
	2012	6/22/12	0.65%	1.90%	9.82	10.03	2,740	27,382	15.20%	16.03%	1.74%
American Funds New World Class 4
	2014	6/30/14	0.30%	1.65%	9.05	9.13	229,661	2,083,507	-13.72%	-2.61%	2.44%
American Funds U.S. Government/AAA-Rated Securities Class 1
	2014		0.60%	1.90%	10.31	10.81	17,594	186,388	3.26%	4.61%	1.14%
	2013		0.60%	1.90%	9.99	10.33	26,690	270,577	-4.70%	-3.45%	1.34%
	2012	5/31/12	0.60%	1.90%	10.48	10.70	6,133	64,936	-0.37%	0.30%	1.57%
BlackRock Global Allocation V.I. Class I
	2014		0.40%	1.90%	11.85	15.53	95,187	1,443,873	0.19%	1.50%	2.77%
	2013		0.60%	1.90%	15.10	15.30	61,891	937,866	13.73%	14.07%	2.74%
	2012	9/4/12	0.60%	0.90%	13.28	13.41	5,032	67,220	-0.04%	3.55%	4.39%
BlackRock Global Allocation V.I. Class III
	2014		0.30%	3.20%	11.12	15.29	91,977,049	1,314,829,729	-1.28%	1.27%	2.17%
	2013		0.60%	3.20%	11.26	15.13	97,802,754	1,396,151,367	10.81%	13.73%	1.06%
	2012		0.60%	3.20%	10.16	13.30	99,634,318	1,265,422,400	6.51%	9.31%	1.54%
	2011		0.60%	3.20%	10.23	12.17	88,294,663	1,039,089,031	-6.40%	-4.22%	2.89%
	2010		0.60%	2.90%	12.25	12.69	49,546,291	617,625,604	6.68%	9.05%	1.72%
ClearBridge Variable Aggressive Growth Class I
	2014	7/24/14	0.40%	0.40%	11.22	11.22	17,600	197,454	2.42%	2.42%	0.24%
ClearBridge Variable Aggressive Growth Class II
	2014	6/27/14	0.30%	1.65%	11.11	11.20	423,885	4,723,066	1.61%	4.95%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Mid Cap Core Class I
	2014	7/24/14	0.40%	0.40%	$10.64	$10.64	241	$2,559	2.40%	2.40%	0.28%
ClearBridge Variable Mid Cap Core Class II
	2014	5/19/14	0.30%	3.00%	10.45	10.63	1,357,176	14,307,002	-0.52%	9.15%	0.20%
Delaware VIP Diversified Income Standard Class
	2014		0.40%	2.15%	10.81	14.75	85,063	1,143,589	3.08%	4.69%	1.88%
	2013		0.60%	2.15%	14.05	14.05	43,579	563,170	-1.90%	-1.90%	0.88%
	2012	12/14/12	0.65%	0.65%	14.32	14.32	4,298	61,548	0.06%	0.06%	0.00%
Delaware VIP Diversified Income Service Class
	2014		0.30%	3.20%	10.25	16.76	110,189,860	1,681,645,917	1.68%	4.36%	1.97%
	2013		0.60%	3.20%	10.08	16.18	96,298,898	1,420,559,454	-4.53%	-2.06%	2.15%
	2012		0.65%	3.20%	10.57	16.62	91,557,117	1,400,398,415	3.56%	6.18%	2.94%
	2011		0.65%	3.15%	10.28	15.76	81,034,287	1,190,826,571	3.12%	5.47%	3.88%
	2010		0.65%	2.90%	12.70	15.04	69,940,824	998,422,247	4.84%	7.17%	4.24%
Delaware VIP Emerging Markets Standard Class
	2014	9/17/14	0.80%	0.80%	9.06	9.06	347	3,141	-14.13%	-14.13%	0.00%
Delaware VIP Emerging Markets Service Class
	2014		0.60%	3.20%	8.47	44.57	18,418,834	325,412,353	-11.15%	-8.82%	0.41%
	2013		0.60%	3.20%	9.54	49.49	18,654,260	366,304,797	6.40%	9.15%	1.47%
	2012		0.65%	3.20%	8.96	45.89	19,252,075	349,984,488	10.59%	13.45%	0.75%
	2011		0.65%	3.20%	8.67	40.94	18,913,750	308,378,797	-22.25%	-20.52%	1.58%
	2010		0.65%	2.85%	11.14	52.13	14,644,887	312,915,951	14.89%	17.44%	0.57%
Delaware VIP High Yield Standard Class
	2014		1.40%	2.35%	19.12	26.78	223,892	4,346,695	-2.60%	-1.67%	6.44%
	2013		1.40%	2.35%	19.44	26.46	259,899	5,122,924	6.68%	7.70%	10.17%
	2012		1.40%	2.35%	18.05	24.75	557,596	10,126,647	15.09%	16.19%	6.04%
	2011		1.40%	2.35%	15.54	21.46	334,426	5,252,890	0.00%	0.96%	7.91%
	2010		1.40%	2.35%	15.39	21.42	750,316	11,622,616	12.64%	13.72%	6.76%
Delaware VIP High Yield Service Class
	2014		0.65%	3.15%	11.49	26.04	9,085,188	183,036,976	-3.62%	-1.18%	6.66%
	2013		0.65%	3.15%	11.92	26.67	10,902,384	224,761,227	5.60%	8.27%	7.38%
	2012		0.65%	3.15%	11.29	24.93	12,959,675	248,978,115	13.72%	16.59%	8.61%
	2011		0.65%	3.15%	12.41	21.64	14,588,017	243,741,485	-0.55%	1.67%	8.92%
	2010		0.65%	2.85%	12.47	21.54	19,118,188	319,535,835	11.69%	14.17%	7.33%
Delaware VIP International Value Equity Standard Class
	2014		1.40%	1.65%	17.97	17.97	8,854	159,204	-9.94%	-9.94%	1.34%
	2013		1.40%	2.15%	19.95	22.16	10,844	217,780	20.18%	21.08%	1.56%
	2012		1.40%	2.15%	16.48	18.44	12,932	214,482	12.75%	13.60%	2.57%
	2011		1.40%	2.15%	14.50	16.35	15,242	222,522	-16.26%	-15.63%	1.26%
	2010		1.40%	2.15%	17.19	19.53	19,350	334,606	8.57%	9.38%	3.98%
Delaware VIP Limited-Term Diversified Income Standard Class
	2014		0.60%	2.15%	9.71	11.53	115,875	1,237,024	-0.47%	1.09%	1.60%
	2013		0.60%	2.15%	9.83	11.41	86,433	902,812	-2.92%	-1.65%	1.42%
	2012	6/22/12	0.60%	1.90%	10.13	11.60	6,886	76,979	-0.28%	0.46%	0.91%
Delaware VIP Limited-Term Diversified Income Service Class
	2014		0.60%	3.20%	9.19	12.25	120,406,279	1,356,387,266	-1.75%	0.84%	1.33%
	2013		0.60%	3.20%	9.36	12.15	114,924,314	1,296,360,971	-4.43%	-1.92%	1.28%
	2012		0.60%	3.20%	9.80	12.39	94,626,180	1,098,789,192	-0.66%	1.91%	1.43%
	2011		0.60%	3.15%	10.27	12.15	78,519,076	911,377,732	-0.32%	1.94%	1.62%
	2010		0.60%	2.85%	10.84	11.90	56,532,719	658,386,518	1.36%	3.62%	2.03%
Delaware VIP REIT Standard Class
	2014		0.40%	2.35%	30.35	44.21	141,768	5,926,515	26.46%	27.66%	1.33%
	2013		1.40%	2.35%	24.00	34.63	126,712	4,258,904	-0.23%	0.72%	1.53%
	2012		1.40%	2.35%	24.06	34.38	130,450	4,355,745	14.23%	15.32%	1.60%
	2011		1.40%	2.35%	21.06	29.81	160,337	4,660,435	8.38%	9.42%	1.62%
	2010		1.40%	2.35%	19.43	27.25	200,164	5,329,560	24.04%	25.22%	2.80%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP REIT Service Class
	2014		0.30%	3.20%	$13.04	$36.44	7,537,961	$176,163,124	25.06%	28.35%	1.12%
	2013		0.60%	3.20%	10.27	28.62	7,541,026	140,346,986	-1.29%	1.26%	1.31%
	2012		0.65%	3.20%	10.24	28.47	8,020,243	151,073,344	12.99%	15.85%	1.26%
	2011		0.65%	3.15%	8.93	24.76	7,381,989	124,874,170	7.51%	9.90%	1.34%
	2010		0.65%	2.85%	8.46	22.70	6,696,391	110,546,563	23.06%	25.79%	2.55%
Delaware VIP Small Cap Value Standard Class
	2014		0.40%	2.35%	32.00	39.58	195,050	7,559,965	3.40%	4.39%	0.56%
	2013		1.40%	2.35%	30.95	37.91	213,991	8,057,362	30.41%	31.65%	0.74%
	2012		1.40%	2.35%	23.73	28.80	248,520	7,108,831	11.26%	12.32%	0.60%
	2011		1.40%	2.35%	21.33	25.64	295,505	7,526,918	-3.63%	-2.70%	0.52%
	2010		1.40%	2.35%	22.13	26.35	363,786	9,531,790	29.20%	30.43%	0.65%
Delaware VIP Small Cap Value Service Class
	2014		0.30%	3.20%	14.99	39.61	14,687,106	355,732,262	2.29%	4.93%	0.34%
	2013		0.65%	3.20%	14.66	38.03	15,896,125	372,923,143	28.98%	32.31%	0.52%
	2012		0.65%	3.20%	11.36	28.96	18,110,280	325,403,913	10.06%	12.90%	0.35%
	2011		0.65%	3.20%	10.75	25.85	20,004,931	323,498,204	-4.36%	-2.23%	0.28%
	2010		0.65%	2.85%	11.62	26.63	17,716,673	309,429,689	28.21%	31.06%	0.46%
Delaware VIP Smid Cap Growth Standard Class
	2014		0.40%	2.35%	28.00	35.41	238,939	8,365,583	0.75%	1.71%	0.07%
	2013		1.40%	2.35%	27.58	34.81	271,774	9,429,179	38.05%	39.36%	0.03%
	2012		1.40%	2.35%	19.83	24.98	312,966	7,799,343	8.44%	9.48%	0.24%
	2011		1.40%	2.35%	18.15	22.82	374,688	8,532,844	5.62%	6.63%	0.98%
	2010	10/8/10	1.40%	2.35%	17.06	21.40	442,067	9,442,351	13.16%	13.41%	0.00%
Delaware VIP Smid Cap Growth Service Class
	2014		0.30%	3.15%	15.00	32.49	6,122,012	147,642,377	-0.32%	2.21%	0.00%
	2013		0.65%	3.15%	14.85	32.18	7,136,137	169,924,221	36.61%	40.06%	0.00%
	2012		0.65%	3.15%	10.72	23.25	7,728,235	132,109,834	7.28%	9.99%	0.01%
	2011		0.65%	3.15%	9.86	21.00	7,446,364	115,611,592	4.92%	7.20%	0.74%
	2010	10/8/10	0.65%	2.80%	9.31	19.87	5,869,618	84,963,927	12.98%	13.54%	0.00%
Delaware VIP U.S. Growth Service Class
	2014		0.65%	3.15%	16.27	23.75	18,204,155	356,087,453	9.00%	11.76%	0.01%
	2013		0.65%	3.15%	14.89	21.51	19,086,029	335,409,773	30.28%	33.57%	0.12%
	2012		0.65%	3.15%	11.39	16.29	20,861,489	276,129,824	12.53%	15.20%	0.00%
	2011		0.65%	3.00%	10.11	14.31	20,137,700	232,573,464	4.48%	6.81%	0.04%
	2010		0.65%	2.85%	9.68	13.56	11,708,708	124,714,441	10.35%	12.81%	0.00%
Delaware VIP Value Standard Class
	2014		0.40%	2.35%	22.18	28.07	321,113	7,091,505	11.35%	12.41%	1.71%
	2013		1.40%	2.35%	19.73	25.08	370,671	7,405,602	30.59%	31.84%	1.76%
	2012		1.40%	2.35%	14.97	19.11	379,166	5,735,340	12.07%	13.14%	2.24%
	2011		1.40%	2.35%	13.23	16.97	434,858	5,811,505	6.99%	8.01%	2.01%
	2010		1.40%	2.35%	12.25	15.78	508,244	6,281,230	12.94%	14.02%	2.43%
Delaware VIP Value Service Class
	2014		0.30%	3.20%	14.77	27.25	13,857,245	287,864,246	10.12%	12.96%	1.42%
	2013		0.65%	3.20%	13.30	24.42	13,475,411	250,120,711	29.18%	32.51%	1.53%
	2012		0.65%	3.20%	10.14	18.65	13,064,224	184,513,961	10.83%	13.69%	1.98%
	2011		0.65%	3.20%	9.01	16.30	12,147,550	154,062,662	6.19%	8.55%	1.70%
	2010		0.65%	2.85%	8.38	15.22	10,530,555	125,406,966	12.09%	14.46%	2.20%
Deutsche Alternative Asset Allocation VIP Class A
	2014		0.60%	2.15%	10.30	14.06	67,124	852,273	1.30%	2.88%	1.78%
	2013		0.60%	2.15%	10.25	13.67	52,526	637,444	-0.97%	0.34%	0.67%
	2012	6/22/12	0.60%	1.90%	10.35	13.62	3,133	41,178	0.20%	6.64%	0.00%
Deutsche Alternative Asset Allocation VIP Class B
	2014		0.30%	3.20%	9.76	13.91	4,275,328	55,634,524	-0.02%	2.57%	1.56%
	2013		0.65%	3.20%	9.76	13.67	4,140,319	52,997,930	-2.42%	0.10%	1.80%
	2012		0.65%	3.20%	10.00	13.77	3,782,943	48,887,063	5.92%	8.66%	3.19%
	2011		0.65%	3.20%	11.72	12.77	3,156,835	37,965,035	-5.79%	-3.74%	1.01%
	2010		0.65%	2.80%	12.44	13.38	1,476,223	18,687,740	9.05%	11.42%	0.74%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Equity 500 Index VIP Class A
	2014		1.30%	2.65%	$13.79	$23.66	400,529	$7,058,427	10.43%	11.93%	1.88%
	2013		1.30%	2.65%	12.39	21.14	540,134	8,249,499	28.48%	30.22%	2.77%
	2012		1.30%	2.65%	9.56	16.82	1,573,706	18,587,414	12.67%	14.20%	1.80%
	2011		1.30%	2.65%	8.41	14.81	1,765,361	18,412,219	-0.83%	0.52%	1.74%
	2010		1.30%	2.65%	8.41	14.81	2,369,761	24,773,760	11.71%	13.22%	1.94%
Deutsche Equity 500 Index VIP Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.57%
	2012		1.15%	3.05%	10.90	15.77	1,745,099	24,431,454	12.23%	14.10%	1.50%
	2011		1.15%	2.80%	9.71	13.84	2,068,470	25,866,328	-1.30%	0.34%	1.41%
	2010		1.15%	2.80%	9.84	13.83	2,867,522	35,007,227	11.36%	13.21%	1.67%
Deutsche Small Cap Index VIP Class A
	2014		1.30%	2.65%	15.94	31.23	157,921	4,366,578	2.00%	3.39%	0.98%
	2013		1.30%	2.65%	15.61	30.37	197,615	5,316,825	35.02%	36.85%	1.67%
	2012		1.30%	2.65%	11.54	22.32	237,379	4,672,758	13.21%	14.75%	0.90%
	2011		1.30%	2.65%	10.18	19.02	290,157	5,003,402	-6.92%	-5.65%	0.88%
	2010		1.30%	2.65%	10.92	20.33	390,509	7,149,169	23.09%	24.76%	0.93%
Deutsche Small Cap Index VIP Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.47%
	2012		1.10%	2.80%	11.53	19.44	716,261	11,128,385	12.68%	14.61%	0.67%
	2011		1.10%	2.80%	10.18	17.00	897,245	12,331,980	-7.21%	-5.62%	0.60%
	2010		1.10%	2.80%	10.88	18.06	1,109,169	16,421,906	22.63%	24.73%	0.70%
Eaton Vance VT Floating-Rate Income Fund Initial Class
	2014	7/8/14	1.10%	1.65%	9.88	9.91	142,143	1,407,375	-1.51%	-1.22%	1.61%
Eaton Vance VT Floating-Rate Income Fund Advisor Class
	2014	9/22/14	0.40%	0.80%	9.94	9.97	44,060	439,056	-0.62%	-0.23%	1.00%
Fidelity VIP Contrafund Initial Class
	2014	9/12/14	0.40%	0.40%	10.93	10.93	11,580	126,513	3.23%	3.23%	2.01%
Fidelity VIP Contrafund Service Class 2
	2014		0.30%	3.20%	14.47	28.00	49,380,506	1,129,791,103	8.14%	10.99%	0.72%
	2013		0.60%	3.20%	13.23	25.41	54,960,895	1,147,842,954	26.83%	30.10%	0.82%
	2012		0.65%	3.20%	10.32	19.65	60,353,643	982,723,808	12.48%	15.39%	1.11%
	2011		0.65%	3.20%	9.61	17.14	63,087,761	912,428,246	-5.52%	-3.41%	0.81%
	2010		0.65%	2.85%	10.16	17.87	61,036,851	938,786,812	13.64%	16.17%	1.06%
Fidelity VIP Equity-Income Initial Class
	2012		1.40%	2.35%	13.73	17.12	417,316	6,035,653	14.58%	15.68%	3.07%
	2011		1.40%	2.35%	11.89	14.87	468,306	5,855,188	-1.38%	-0.43%	2.36%
	2010		1.40%	2.35%	11.96	15.00	556,864	6,992,880	12.48%	13.55%	1.73%
Fidelity VIP Equity-Income Service Class 2
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.00%
	2012		1.30%	2.85%	10.51	16.69	2,313,710	33,091,613	13.77%	15.54%	2.73%
	2011		1.30%	2.85%	9.21	14.53	2,861,794	35,610,265	-1.98%	-0.65%	2.09%
	2010		1.30%	2.65%	9.38	14.70	3,620,280	45,488,308	11.91%	13.43%	1.53%
Fidelity VIP Growth Initial Class
	2014		0.40%	2.35%	17.25	23.84	312,379	5,379,425	8.71%	9.75%	0.18%
	2013		1.40%	2.35%	15.72	21.82	344,916	5,449,720	33.17%	34.44%	0.28%
	2012		1.40%	2.35%	11.69	16.30	399,781	4,693,997	12.03%	13.10%	0.58%
	2011		1.40%	2.35%	10.34	14.48	460,052	4,775,306	-2.13%	-1.19%	0.34%
	2010		1.40%	2.35%	10.46	14.72	538,248	5,652,969	21.29%	22.45%	0.26%
Fidelity VIP Growth Service Class 2
	2014		0.30%	3.15%	10.43	23.12	8,743,528	157,076,821	7.57%	10.29%	0.00%
	2013		0.65%	3.15%	9.57	21.21	9,844,980	160,663,201	31.79%	35.12%	0.05%
	2012		0.65%	3.15%	7.16	15.89	10,524,487	128,371,676	10.86%	13.66%	0.41%
	2011		0.65%	3.15%	6.38	14.15	10,487,630	112,879,306	-2.84%	-0.68%	0.15%
	2010		0.65%	2.85%	6.49	14.42	6,704,736	72,730,755	20.38%	22.94%	0.03%
Fidelity VIP Mid Cap Initial Class
	2014	7/24/14	0.40%	0.80%	10.50	10.53	55,948	588,669	0.58%	0.70%	0.73%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Mid Cap Service Class 2
	2014		0.30%	3.20%	$13.33	$21.44	27,773,055	$554,863,646	2.69%	5.40%	0.02%
	2013		0.60%	3.20%	12.98	20.48	29,593,175	567,793,371	31.59%	34.99%	0.27%
	2012		0.65%	3.20%	9.86	15.26	33,298,343	479,121,111	10.96%	13.82%	0.39%
	2011		0.65%	3.20%	10.17	13.49	33,192,208	426,177,922	-13.40%	-11.43%	0.02%
	2010		0.65%	2.90%	11.75	15.32	27,343,150	403,627,732	24.96%	27.74%	0.14%
Fidelity VIP Overseas Initial Class
	2012		1.40%	2.50%	12.99	18.08	117,396	1,543,100	17.76%	19.06%	1.77%
	2011		1.40%	2.50%	10.93	15.30	153,184	1,688,755	-18.93%	-18.32%	1.33%
	2010		1.40%	2.15%	13.38	18.87	169,524	2,285,225	10.71%	11.54%	1.31%
Fidelity VIP Overseas Service Class 2
	2012		0.65%	2.95%	8.91	18.63	5,375,511	70,116,312	16.88%	19.60%	1.59%
	2011		0.65%	2.95%	7.52	15.68	6,621,278	73,555,411	-19.67%	-17.88%	1.17%
	2010		0.65%	2.85%	9.25	19.21	6,387,666	87,005,111	9.66%	12.10%	1.25%
First Trust Multi Income Allocation Class I
	2014	7/11/14	0.30%	1.65%	10.30	10.39	41,113	424,568	-0.28%	1.38%	1.45%
First Trust/Dow Jones Dividend & Income Allocation Class I
	2014	7/16/14	0.30%	1.65%	10.57	10.66	146,866	1,555,694	3.49%	4.96%	0.17%
Franklin Founding Funds Allocation VIP Class 4
	2014	7/7/14	1.10%	1.65%	9.69	9.73	664,782	6,459,585	-5.07%	-3.68%	0.00%
Franklin Income VIP Class 2
	2014		0.65%	3.20%	12.31	16.70	42,936,639	640,251,249	1.32%	3.94%	4.95%
	2013		0.65%	3.20%	12.14	16.44	44,017,116	637,025,857	10.35%	13.20%	6.33%
	2012		0.65%	3.20%	11.01	14.86	45,522,467	587,335,783	9.11%	11.92%	6.50%
	2011		0.65%	3.20%	10.61	12.06	45,492,856	530,064,143	-0.49%	1.72%	5.71%
	2010		0.65%	2.85%	10.65	11.93	43,099,161	498,814,149	9.51%	11.94%	6.56%
Franklin Income VIP Class 4
	2014	7/2/14	0.30%	1.65%	9.71	9.80	799,422	7,785,150	-5.16%	-4.05%	0.00%
Franklin Mutual Shares VIP Class 2
	2014		0.60%	3.20%	12.35	17.95	57,601,956	816,349,869	3.75%	6.48%	1.99%
	2013		0.60%	3.20%	11.85	17.26	61,488,681	821,308,773	24.23%	27.49%	2.05%
	2012		0.60%	3.20%	9.50	13.86	67,978,309	714,861,663	10.70%	13.56%	2.11%
	2011		0.60%	3.15%	8.54	10.61	66,563,230	615,076,571	-3.83%	-1.64%	2.47%
	2010		0.60%	2.85%	8.88	9.80	54,494,842	509,112,460	8.07%	10.47%	1.69%
Franklin Mutual Shares VIP Class 4
	2014	6/27/14	1.10%	1.65%	10.13	10.16	80,873	821,201	-2.00%	0.38%	1.09%
Franklin Rising Dividends VIP Class 1
	2014	12/26/14	0.40%	0.40%	10.62	10.62	8,072	85,754	-1.37%	-1.37%	0.00%
Franklin Rising Dividends VIP Class 4
	2014	7/8/14	0.30%	1.65%	10.52	10.61	247,836	2,612,458	3.35%	9.47%	0.00%
Franklin Small Cap Value VIP Class 1
	2014	7/24/14	0.40%	0.80%	9.89	9.92	28,306	280,716	-1.64%	-0.06%	0.00%
Franklin Small Cap Value VIP Class 4
	2014	6/30/14	0.30%	1.65%	9.81	9.90	74,120	729,615	-4.40%	2.72%	0.00%
Franklin Small-Mid Cap Growth VIP Class 2
	2013		1.30%	1.30%	18.34	18.34	8	153	36.36%	36.36%	0.00%
	2012		0.65%	3.05%	8.30	20.65	6,950,142	95,465,313	7.58%	10.13%	0.00%
	2011		0.65%	3.00%	7.59	18.98	7,932,229	99,563,324	-7.46%	-5.45%	0.00%
	2010		0.65%	2.80%	8.09	20.31	8,661,182	115,470,893	24.10%	26.80%	0.00%
Franklin Small-Mid Cap Growth VIP Class 4
	2014	6/27/14	1.10%	1.65%	10.68	10.72	59,006	631,684	1.72%	11.79%	0.00%
Goldman Sachs VIT Large Cap Value Service Class
	2014		0.65%	2.60%	15.74	21.56	8,521,063	170,988,409	9.72%	11.88%	1.08%
	2013		0.65%	2.60%	14.33	19.27	9,859,446	177,640,451	29.52%	32.07%	0.93%
	2012		0.65%	2.60%	11.06	14.59	11,719,759	160,364,887	15.77%	18.05%	1.11%
	2011		0.65%	2.60%	10.01	12.36	13,467,908	156,722,125	-9.51%	-7.87%	1.32%
	2010		0.65%	2.45%	12.91	13.41	7,082,817	94,298,079	8.21%	10.17%	1.10%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Money Market Institutional Class
	2014	8/13/14	0.40%	0.40%	$9.98	$9.98	33,096	$330,156	-0.15%	-0.15%	0.01%
Goldman Sachs VIT Money Market Service Class
	2014	6/27/14	0.30%	1.65%	9.90	9.98	696,493	6,913,327	-0.62%	-0.15%	0.00%
Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class
	2014	7/17/14	0.30%	1.65%	9.72	9.81	78,046	761,056	-3.44%	-0.96%	2.70%
Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class
	2014	7/25/14	0.40%	0.40%	9.83	9.83	2,951	29,011	-2.79%	-2.79%	1.62%
Goldman Sachs VIT Strategic Income Advisor Class
	2014	6/30/14	1.10%	1.65%	9.79	9.82	73,914	725,079	-2.50%	-1.46%	3.93%
Guggenheim Long Short Equity
	2014	7/8/14	0.40%	1.50%	10.48	10.56	32,127	337,506	3.47%	7.33%	0.00%
Guggenheim Multi-Hedge Strategies
	2014	7/17/14	0.40%	1.50%	10.34	10.42	48,619	504,099	3.03%	3.22%	0.00%
Hartford Capital Appreciation HLS Class IA
	2014	7/24/14	0.40%	0.40%	10.51	10.51	4,695	49,359	0.91%	0.91%	1.01%
Hartford Capital Appreciation HLS Class IC
	2014	7/7/14	1.10%	1.65%	10.40	10.43	151,210	1,575,774	0.55%	9.77%	1.81%
Huntington VA Balanced
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.01%
	2013		1.10%	2.75%	11.50	11.98	255,104	3,020,057	12.13%	13.88%	2.00%
	2012		1.10%	2.65%	10.25	10.51	261,079	2,726,151	6.64%	8.25%	1.74%
	2011	6/13/11	1.15%	2.65%	9.62	9.71	96,988	939,589	-2.89%	5.80%	1.55%
Huntington VA Dividend Capture
	2014		1.10%	2.20%	13.47	14.02	100,138	1,389,923	7.76%	8.95%	5.21%
	2013		1.10%	2.20%	12.50	12.87	104,189	1,331,206	17.35%	18.65%	3.04%
	2012		1.10%	2.20%	10.65	10.84	105,834	1,143,254	9.04%	10.19%	4.76%
	2011	6/29/11	1.15%	2.20%	9.77	9.83	32,379	317,940	-0.64%	9.19%	6.87%
Invesco V.I. American Franchise Series I
	2014		1.40%	1.80%	6.04	10.09	277,239	2,631,394	6.51%	6.93%	0.04%
	2013		1.40%	1.80%	5.68	9.44	318,698	2,811,844	37.64%	38.19%	0.43%
	2012	4/27/12	1.40%	2.15%	4.12	12.71	388,788	2,448,434	-3.92%	-3.42%	0.00%
Invesco V.I. American Franchise Series II
	2014		1.30%	2.15%	13.35	18.17	82,287	1,160,140	5.87%	6.77%	0.00%
	2013		1.30%	2.15%	12.58	17.02	101,689	1,350,336	36.83%	37.99%	0.25%
	2012	4/27/12	1.30%	2.15%	9.18	12.37	119,108	1,160,818	-4.09%	-3.54%	0.00%
Invesco V.I. Balanced-Risk Allocation Series I
	2014	10/6/14	0.40%	0.80%	10.21	10.24	15,983	163,613	1.17%	1.64%	0.00%
Invesco V.I. Balanced-Risk Allocation Series II
	2014	7/17/14	0.30%	1.65%	10.14	10.23	138,690	1,409,936	-1.41%	0.72%	0.00%
Invesco V.I. Capital Appreciation Series I
	2011		1.40%	2.15%	3.73	11.54	430,501	2,450,534	-9.87%	-9.19%	0.15%
	2010		1.40%	2.35%	4.12	12.80	507,972	3,167,577	12.80%	13.88%	0.73%
Invesco V.I. Capital Appreciation Series II
	2011		1.30%	2.15%	8.34	11.26	137,771	1,219,587	-10.07%	-9.30%	0.00%
	2010		1.30%	2.35%	9.25	12.53	169,708	1,684,412	12.53%	13.72%	0.52%
Invesco V.I. Comstock Series II
	2014	6/27/14	0.30%	1.50%	10.50	10.58	106,746	1,123,603	0.33%	2.02%	1.00%
Invesco V.I. Core Equity Series I
	2014		1.40%	2.35%	10.93	21.78	561,170	8,378,083	5.63%	6.64%	0.84%
	2013		1.40%	2.35%	10.29	20.58	649,963	9,093,922	26.25%	27.45%	1.36%
	2012		1.40%	2.35%	8.11	16.27	760,319	8,273,284	11.24%	12.30%	0.95%
	2011		1.40%	2.35%	7.25	14.60	923,568	8,890,121	-2.39%	-1.45%	0.93%
	2010		1.40%	2.35%	7.39	14.92	1,084,566	10,646,779	7.01%	8.03%	0.95%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Core Equity Series II
	2014		1.30%	2.55%	$16.12	$21.93	132,515	$2,328,434	5.13%	6.45%	0.67%
	2013		1.30%	2.55%	15.24	20.71	151,110	2,492,738	25.69%	27.27%	1.20%
	2012		1.30%	2.55%	12.05	16.36	177,661	2,319,966	10.75%	12.15%	0.78%
	2011		1.30%	2.55%	10.82	14.67	246,051	2,952,470	-2.81%	-1.58%	0.74%
	2010		1.30%	2.55%	11.06	14.99	308,954	3,809,067	6.50%	7.84%	0.79%
Invesco V.I. Diversified Dividend Series I
	2014	9/25/14	0.40%	0.40%	10.63	10.63	1,891	20,112	6.02%	6.02%	0.00%
Invesco V.I. Diversified Dividend Series II
	2014	7/10/14	0.30%	1.65%	10.53	10.62	66,573	703,253	0.40%	9.67%	1.58%
Invesco V.I. Equally-Weighted S&P 500 Series II
	2014	7/9/14	0.30%	1.65%	10.80	10.90	136,960	1,483,592	4.07%	11.61%	0.81%
Invesco V.I. Equity and Income Series II
	2014	7/8/14	1.10%	1.65%	10.47	10.51	123,483	1,296,474	0.74%	2.15%	1.09%
Invesco V.I. International Growth Series I
	2014		0.40%	2.15%	13.09	26.44	143,078	2,385,899	-1.80%	-1.06%	1.50%
	2013		1.40%	2.15%	13.29	26.92	156,767	2,842,158	16.48%	17.36%	1.20%
	2012		1.40%	2.15%	11.37	23.11	180,597	2,817,427	13.08%	13.93%	1.44%
	2011		1.40%	2.15%	10.02	20.44	204,907	2,801,448	-8.73%	-8.04%	1.58%
	2010		1.40%	2.35%	10.94	22.39	263,208	3,840,873	10.24%	11.29%	2.20%
Invesco V.I. International Growth Series II
	2014		0.30%	2.95%	21.82	26.40	596,520	11,617,442	-2.52%	-1.25%	2.05%
	2013		1.35%	2.65%	22.23	26.73	96,272	2,294,969	15.61%	17.13%	1.02%
	2012		1.35%	2.65%	19.09	22.83	101,919	2,084,367	12.24%	13.71%	1.19%
	2011		1.30%	2.65%	16.89	20.16	142,128	2,577,326	-9.43%	-8.19%	1.21%
	2010		1.30%	2.65%	18.52	21.96	172,385	3,412,347	9.74%	11.15%	1.80%
Ivy Funds VIP Asset Strategy Class A
	2014	7/8/14	0.30%	1.65%	9.71	9.80	423,661	4,127,237	-5.27%	-3.27%	0.00%
Ivy Funds VIP Energy Class A
	2014	7/9/14	0.30%	1.65%	8.08	8.15	108,849	882,727	-25.22%	-10.48%	0.00%
Ivy Funds VIP High Income Class A
	2014	6/30/14	1.10%	1.65%	9.71	9.75	239,799	2,334,101	-3.71%	-2.63%	0.00%
Ivy Funds VIP Micro Cap Growth Class A
	2014	7/8/14	0.30%	1.65%	10.58	10.67	37,742	400,406	1.78%	8.97%	0.00%
Ivy Funds VIP Mid Cap Growth Class A
	2014	7/8/14	0.60%	1.50%	10.63	10.68	63,050	672,504	1.50%	5.85%	0.00%
Ivy Funds VIP Science and Technology Class A
	2014	7/7/14	0.30%	1.65%	10.46	10.55	172,676	1,810,902	-2.84%	9.91%	0.00%
Janus Aspen Balanced Service Class
	2014		1.30%	2.70%	16.63	22.76	776,151	16,990,797	5.41%	6.84%	1.51%
	2013		1.30%	2.65%	15.73	21.32	899,833	18,533,143	16.67%	18.26%	1.33%
	2012		1.30%	2.65%	13.44	18.05	1,004,049	17,573,781	10.41%	11.91%	2.45%
	2011		1.30%	2.65%	12.52	16.14	1,260,860	19,911,213	-1.30%	0.04%	2.12%
	2010		1.30%	2.65%	12.67	16.15	1,509,432	23,906,019	5.29%	6.72%	2.48%
Janus Aspen Enterprise Service Class
	2014		1.30%	2.65%	20.14	34.81	191,245	5,735,064	9.31%	10.79%	0.03%
	2013		1.30%	2.65%	18.40	31.42	214,172	5,821,920	28.59%	30.33%	0.36%
	2012		1.30%	2.65%	14.28	24.21	275,692	5,788,938	13.93%	15.48%	0.00%
	2011		1.30%	2.65%	12.52	21.14	355,119	6,511,254	-4.23%	-2.92%	0.00%
	2010		1.30%	2.65%	13.05	22.15	433,483	8,185,966	22.24%	23.90%	0.00%
Janus Aspen Global Research Service Class
	2014		1.30%	2.20%	14.47	18.74	62,180	960,519	4.85%	5.86%	0.95%
	2013		1.30%	2.20%	13.77	17.70	77,993	1,145,170	25.29%	26.40%	1.05%
	2012		1.30%	2.20%	10.96	14.01	86,498	1,007,347	17.25%	18.48%	0.77%
	2011		1.30%	2.20%	9.32	11.82	105,908	1,045,639	-15.86%	-15.08%	0.43%
	2010		1.30%	2.20%	11.05	13.92	161,259	1,893,080	13.01%	14.03%	0.48%
JPMIT Intrepid Mid Cap Class 1
	2014	7/24/14	0.40%	0.40%	11.12	11.12	4,661	51,852	6.21%	6.21%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
JPMIT Intrepid Mid Cap Class 2
	2014	6/30/14	0.30%	1.50%	$11.03	$11.11	143,019	$1,581,231	5.93%	12.45%	0.00%
LVIP American Balanced Allocation Standard Class
	2014		0.40%	1.70%	12.25	12.72	718,032	9,024,440	3.96%	5.06%	2.37%
	2013		0.65%	1.70%	12.03	12.03	695,070	8,409,493	13.95%	13.95%	2.66%
	2012	6/4/12	0.90%	0.90%	10.56	10.56	10,301	108,777	9.31%	9.31%	2.96%
LVIP American Balanced Allocation Service Class
	2014	7/21/14	1.10%	1.65%	10.14	10.18	257,979	2,624,183	-0.71%	1.70%	5.19%
LVIP American Century VP Mid Cap Value RPM Service Class
	2014	1/7/14	0.60%	3.20%	11.02	11.31	7,508,948	84,015,445	1.36%	13.56%	0.70%
LVIP American Global Growth Service Class II
	2014		0.60%	3.20%	13.16	17.62	5,379,314	90,301,665	-1.34%	1.26%	0.99%
	2013		0.60%	3.20%	13.34	17.37	4,463,816	74,678,162	24.64%	27.86%	0.94%
	2012		0.65%	3.20%	10.72	13.59	3,950,993	52,186,669	18.33%	21.31%	1.04%
	2011		0.65%	3.15%	10.88	11.20	3,000,311	33,023,222	-11.55%	-9.85%	0.09%
	2010	9/30/10	0.65%	2.55%	12.30	12.42	215,895	2,669,105	-0.11%	8.17%	0.00%
LVIP American Global Small Capitalization Service Class II
	2014		0.65%	3.15%	11.20	15.38	4,607,468	67,612,887	-1.46%	1.03%	0.00%
	2013		0.65%	3.15%	11.37	15.22	4,496,644	65,952,218	23.83%	26.96%	0.24%
	2012		0.65%	3.15%	9.18	11.99	4,370,857	50,971,346	14.11%	16.99%	1.05%
	2011		0.65%	3.15%	9.92	10.17	3,402,354	34,253,853	-21.71%	-20.40%	0.75%
	2010	11/15/10	1.15%	2.80%	12.67	12.78	272,886	3,475,601	0.64%	5.16%	0.00%
LVIP American Growth Allocation Standard Class
	2014		0.60%	1.70%	12.50	13.01	56,849	732,076	3.84%	4.99%	2.44%
	2013		0.60%	1.70%	12.37	12.37	52,998	651,795	17.18%	17.18%	2.84%
	2012	3/5/12	0.65%	0.65%	10.56	10.56	29,710	313,703	5.40%	5.40%	2.88%
LVIP American Growth Allocation Service Class
	2014	7/8/14	1.10%	1.50%	10.16	10.18	310,305	3,156,759	-0.69%	-0.13%	5.62%
LVIP American Growth Service Class II
	2014		0.60%	3.20%	14.53	19.22	16,598,196	303,438,686	4.73%	7.48%	0.99%
	2013		0.60%	3.20%	13.87	17.85	15,625,430	268,413,384	25.57%	28.81%	0.61%
	2012		0.65%	3.20%	11.06	13.86	15,111,468	203,561,029	13.81%	16.69%	0.22%
	2011		0.65%	3.15%	11.11	11.79	11,423,039	133,305,045	-7.40%	-5.77%	0.06%
	2010	11/15/10	1.15%	2.90%	12.00	12.51	1,002,804	12,501,693	-5.95%	7.68%	0.00%
LVIP American Growth-Income Service Class II
	2014		0.60%	3.20%	15.41	20.03	13,133,949	250,402,210	6.79%	9.60%	1.11%
	2013		0.60%	3.20%	14.43	18.24	12,555,756	220,496,857	28.84%	32.16%	1.07%
	2012		0.65%	3.20%	11.21	13.80	12,052,379	161,718,798	13.42%	16.29%	1.22%
	2011		0.65%	3.15%	11.00	11.78	8,600,561	100,295,861	-5.03%	-3.35%	0.11%
	2010	11/15/10	1.15%	2.90%	11.58	12.19	716,818	8,707,074	0.81%	6.27%	0.00%
LVIP American Income Allocation Standard Class
	2014		0.65%	0.65%	12.23	12.23	522	6,381	5.52%	5.52%	10.93%
	2013	7/2/13	0.65%	0.65%	11.59	11.59	116	1,344	5.92%	5.92%	2.37%
LVIP American International Service Class II
	2014		0.60%	3.20%	10.49	14.19	10,256,151	138,656,243	-6.06%	-3.63%	0.88%
	2013		0.65%	3.20%	11.17	14.72	9,651,334	136,697,384	17.34%	20.37%	1.03%
	2012		0.65%	3.20%	9.53	12.23	9,463,522	112,475,522	13.81%	16.69%	2.58%
	2011		0.65%	3.15%	10.15	10.48	6,987,342	71,931,847	-16.69%	-14.88%	0.10%
	2010	9/30/10	0.65%	2.80%	12.18	12.31	491,701	6,021,912	0.05%	6.50%	0.00%
LVIP American Preservation Standard Class
	2014		0.60%	1.90%	9.71	10.01	12,906	127,957	0.22%	1.53%	0.84%
	2013	1/25/13	0.60%	1.90%	9.69	9.86	21,962	214,542	-1.48%	0.07%	3.73%
LVIP American Preservation Service Class
	2014	8/25/14	1.10%	1.65%	9.69	9.82	15,494	151,898	-0.59%	-0.13%	1.21%
LVIP AQR Enhanced Global Strategies Standard Class
	2014	7/25/14	0.40%	0.40%	10.38	10.38	1,429	14,825	0.34%	0.34%	1.85%
LVIP AQR Enhanced Global Strategies Service Class
	2014	7/17/14	0.30%	1.50%	10.29	10.37	125,959	1,298,239	0.94%	3.25%	4.27%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Standard Class
	2014	9/22/14	0.40%	0.80%	$10.73	$10.76	48,824	$524,975	5.18%	5.52%	0.75%
LVIP Baron Growth Opportunities Service Class
	2014		0.30%	3.20%	16.68	24.24	9,552,708	175,923,220	1.55%	4.18%	0.18%
	2013		0.65%	3.20%	16.36	23.81	10,317,699	184,552,492	35.66%	39.16%	0.45%
	2012		0.65%	3.20%	11.99	17.51	9,373,136	121,750,939	14.58%	17.48%	1.21%
	2011		0.65%	3.15%	10.49	12.18	8,903,616	99,455,460	1.15%	3.35%	0.00%
	2010		0.65%	2.80%	10.37	11.84	8,058,862	87,917,150	22.90%	25.57%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014		0.60%	1.90%	9.25	9.54	13,176	123,192	-6.68%	-5.46%	1.66%
	2013	4/18/13	0.60%	1.90%	9.91	10.09	6,337	63,377	-2.57%	4.75%	1.93%
LVIP BlackRock Emerging Markets RPM Service Class
	2014		0.30%	3.20%	8.92	9.48	18,013,586	166,516,334	-8.12%	-5.70%	1.22%
	2013		0.60%	3.20%	9.71	10.05	9,192,141	91,068,793	-11.02%	-8.72%	1.02%
	2012	9/28/12	0.65%	3.20%	10.91	11.01	666,865	7,314,827	1.90%	8.84%	1.87%
LVIP BlackRock Equity Dividend RPM Standard Class
	2014		0.60%	0.65%	19.81	19.88	17,740	351,615	2.82%	2.87%	2.46%
	2013	10/30/13	0.60%	0.65%	19.27	19.32	5,234	100,976	2.22%	4.63%	2.77%
LVIP BlackRock Equity Dividend RPM Service Class
	2014		0.60%	3.20%	10.92	17.19	35,940,252	459,214,185	-0.02%	2.61%	1.41%
	2013		0.60%	3.20%	10.88	17.16	24,406,648	307,536,644	14.26%	17.16%	2.10%
	2012		0.65%	3.15%	9.94	14.98	6,108,551	65,997,067	13.07%	15.93%	0.57%
	2011		0.65%	3.15%	8.77	9.73	3,350,081	31,584,371	-5.50%	-3.44%	0.78%
	2010		0.65%	2.80%	9.11	10.14	2,793,737	27,532,649	14.39%	16.88%	0.77%
LVIP BlackRock Global Allocation V.I. RPM Standard Class
	2014		0.60%	1.70%	10.23	10.41	28,334	292,902	-1.89%	-0.81%	0.99%
	2013	9/17/13	0.60%	1.70%	10.42	10.50	26,759	279,805	1.48%	4.71%	0.00%
LVIP BlackRock Global Allocation V.I. RPM Service Class
	2014		0.65%	3.20%	9.92	10.35	74,198,915	753,659,786	-3.69%	-1.20%	0.90%
	2013	5/20/13	0.65%	3.20%	10.30	10.47	29,999,735	311,901,805	1.26%	9.06%	0.00%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.60%	1.90%	10.66	11.21	45,430	500,779	1.33%	2.45%	1.58%
	2013		0.60%	1.70%	10.52	10.94	42,520	457,685	-9.92%	-8.92%	0.43%
	2012	3/1/12	0.60%	1.90%	11.34	12.01	28,208	334,580	0.82%	5.06%	0.00%
LVIP BlackRock Inflation Protected Bond Service Class
	2014		0.59%	3.14%	9.68	11.07	74,918,783	789,620,892	-0.36%	2.21%	0.95%
	2013		0.59%	3.14%	9.62	10.83	72,358,284	753,786,479	-11.45%	-8.33%	0.33%
	2012		0.65%	3.20%	10.62	11.92	32,045,992	370,932,011	2.90%	5.56%	0.00%
	2011		0.65%	3.20%	10.74	11.27	20,637,422	228,952,130	8.74%	11.04%	3.13%
	2010	11/15/10	0.75%	2.85%	9.87	10.15	1,401,242	14,135,797	-2.27%	1.40%	0.59%
LVIP BlackRock Multi-Asset Income Standard Class
	2014	10/22/14	0.40%	0.40%	9.89	9.89	21,018	207,896	-0.07%	-0.07%	38.76%
LVIP BlackRock Multi-Asset Income Service Class
	2014	7/17/14	1.10%	1.65%	9.80	9.83	97,900	961,740	-2.80%	-1.52%	6.05%
LVIP Capital Growth Service Class
	2014		0.65%	3.15%	13.20	20.28	20,181,591	316,319,544	7.65%	10.37%	0.00%
	2013		0.65%	3.15%	12.22	18.80	22,655,444	323,041,540	31.66%	34.79%	0.00%
	2012		0.65%	3.00%	9.26	14.27	25,591,881	271,319,390	15.26%	18.00%	0.00%
	2011		0.65%	3.00%	8.02	10.50	22,126,342	198,333,052	-11.75%	-9.83%	0.00%
	2010		0.65%	2.80%	9.09	9.82	14,883,910	144,635,021	15.39%	17.90%	0.00%
LVIP Clarion Global Real Estate Standard Class
	2014	9/22/14	0.40%	0.40%	10.48	10.48	27,800	291,225	5.78%	5.78%	2.84%
LVIP Clarion Global Real Estate Service Class
	2014		0.60%	3.20%	8.29	18.63	11,604,961	105,950,000	10.02%	12.92%	2.23%
	2013		0.60%	3.20%	7.51	16.89	12,385,268	101,071,326	-0.21%	2.37%	0.00%
	2012		0.65%	3.20%	7.50	16.89	11,904,617	95,736,001	20.48%	23.59%	0.00%
	2011		0.65%	3.20%	6.20	10.58	12,157,357	79,776,963	-11.47%	-9.49%	0.00%
	2010		0.65%	2.85%	7.01	7.59	9,934,577	72,646,063	14.36%	16.90%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP ClearBridge Variable Appreciation RPM Standard Class
	2014	12/18/14	0.65%	1.70%	$10.45	$10.56	6,259	$65,848	-0.99%	-0.09%	1.61%
LVIP ClearBridge Variable Appreciation RPM Service Class
	2014	1/8/14	0.65%	3.20%	10.26	10.53	5,878,451	61,310,738	-1.30%	9.14%	2.28%
LVIP Columbia Small-Mid Cap Growth RPM Service Class
	2014		0.60%	3.20%	9.53	16.28	23,713,219	248,098,513	-10.46%	-8.14%	0.00%
	2013		0.65%	3.20%	10.61	18.14	14,636,851	168,724,647	20.60%	23.72%	0.00%
	2012		0.65%	3.20%	8.79	15.00	4,348,921	40,704,286	2.87%	5.52%	0.00%
	2011		0.65%	3.20%	8.51	9.40	3,834,978	34,168,087	-10.38%	-8.43%	0.00%
	2010		0.65%	2.80%	9.49	10.26	2,994,921	29,442,450	23.44%	26.12%	0.00%
LVIP Delaware Bond Standard Class
	2014		0.40%	3.00%	10.43	19.82	6,086,602	106,592,128	2.84%	4.61%	1.91%
	2013		1.30%	3.00%	10.14	18.97	7,178,428	121,752,782	-5.20%	-3.57%	1.68%
	2012		1.30%	3.00%	10.70	19.69	8,572,620	152,403,393	3.46%	5.23%	1.89%
	2011		1.30%	3.00%	12.73	18.73	10,208,683	174,089,656	4.82%	6.25%	3.14%
	2010		1.30%	2.65%	12.12	17.65	12,528,320	202,938,969	5.65%	7.09%	3.28%
LVIP Delaware Bond Service Class
	2014		0.60%	3.20%	10.20	14.83	197,607,072	2,647,516,142	2.28%	4.97%	1.75%
	2013		0.60%	3.20%	9.97	14.24	189,824,697	2,446,199,219	-5.71%	-3.28%	1.53%
	2012		0.65%	3.20%	10.57	14.82	172,657,336	2,330,108,586	2.94%	5.55%	1.76%
	2011		0.65%	3.15%	10.27	14.14	146,615,142	1,917,256,346	4.19%	6.56%	3.24%
	2010		0.65%	2.90%	11.58	13.36	118,782,318	1,497,358,649	5.08%	7.42%	3.52%
LVIP Delaware Diversified Floating Rate Standard Class
	2014		0.60%	2.15%	9.66	10.41	126,128	1,279,012	-1.52%	0.01%	1.50%
	2013		0.60%	2.15%	10.01	10.41	97,323	988,536	-0.94%	0.15%	2.00%
	2012	3/26/12	0.60%	1.70%	10.10	10.40	4,316	44,255	0.43%	2.17%	2.90%
LVIP Delaware Diversified Floating Rate Service Class
	2014		0.60%	3.20%	9.15	10.29	76,869,743	751,796,586	-2.80%	-0.24%	1.15%
	2013		0.60%	3.20%	9.42	10.30	67,745,589	671,179,345	-2.66%	-0.15%	0.83%
	2012		0.65%	3.20%	9.67	10.31	19,747,210	197,971,410	0.69%	3.29%	1.39%
	2011		0.65%	3.20%	9.63	9.97	13,165,319	129,180,469	-3.29%	-1.23%	2.27%
	2010	11/15/10	0.75%	2.85%	9.96	10.09	1,228,387	12,318,833	-0.19%	0.07%	0.21%
LVIP Delaware Foundation Aggressive Allocation Standard Class
	2014		1.30%	2.65%	13.76	20.12	323,940	6,233,953	1.61%	3.00%	2.22%
	2013		1.30%	2.65%	13.52	19.54	426,362	7,980,316	17.21%	18.68%	1.37%
	2012		1.30%	2.55%	11.53	16.52	567,202	8,954,404	10.44%	11.83%	1.59%
	2011		1.30%	2.55%	10.44	14.88	731,988	10,388,706	-4.49%	-3.29%	1.99%
	2010		1.30%	2.55%	10.92	15.50	882,963	13,017,473	9.65%	11.03%	2.51%
LVIP Delaware Foundation Aggressive Allocation Service Class
	2014		0.65%	2.85%	13.37	19.44	1,085,243	18,532,982	1.15%	3.40%	1.94%
	2013		0.65%	2.85%	13.21	18.93	1,304,751	21,722,483	16.57%	19.16%	1.26%
	2012		0.65%	2.90%	11.13	16.00	1,506,881	21,274,343	9.84%	12.28%	1.44%
	2011		0.65%	2.85%	9.93	14.35	1,807,281	23,106,109	-5.02%	-2.90%	1.72%
	2010		0.65%	2.85%	10.26	14.88	2,214,985	29,667,952	9.05%	11.48%	2.34%
LVIP Delaware Growth and Income Service Class
	2014		0.65%	2.95%	14.68	20.46	2,602,579	42,493,002	9.50%	12.04%	1.55%
	2013		0.65%	2.95%	13.39	18.68	3,082,752	45,481,537	28.94%	31.94%	1.45%
	2012		0.65%	2.95%	10.38	14.49	3,189,434	36,050,101	11.58%	14.17%	0.72%
	2011		0.65%	2.95%	9.18	10.32	3,596,976	36,014,898	-1.94%	0.09%	0.73%
	2010		0.75%	2.80%	9.26	10.36	3,514,396	35,521,339	9.44%	11.70%	0.67%
LVIP Delaware Social Awareness Standard Class
	2014		1.30%	2.80%	16.56	27.93	380,182	9,350,606	12.02%	13.71%	1.46%
	2013		1.30%	2.80%	14.73	23.88	451,153	9,794,822	31.95%	33.94%	1.19%
	2012		1.30%	2.80%	11.13	17.98	560,004	9,070,228	12.21%	13.79%	0.73%
	2011		1.30%	2.70%	9.90	15.93	682,911	9,729,522	-1.99%	-0.66%	0.69%
	2010		1.30%	2.65%	10.09	16.31	859,633	12,406,132	8.65%	10.13%	0.58%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Service Class
	2014		0.65%	3.00%	$15.03	$25.76	3,110,764	$64,510,306	11.40%	14.05%	1.21%
	2013		0.65%	3.00%	13.46	22.75	3,317,344	61,218,438	31.21%	34.34%	0.97%
	2012		0.65%	3.00%	10.55	17.05	3,180,903	45,098,660	11.49%	14.14%	0.40%
	2011		0.65%	3.00%	9.35	15.05	3,498,836	44,160,362	-2.48%	-0.36%	0.41%
	2010		0.65%	2.80%	9.41	15.21	3,768,826	49,233,488	8.22%	10.46%	0.26%
LVIP Delaware Special Opportunities Service Class
	2014		0.65%	3.15%	12.28	21.42	3,774,984	51,324,683	3.93%	6.56%	0.99%
	2013		0.65%	3.15%	11.79	20.57	3,943,413	50,793,495	29.19%	32.45%	0.79%
	2012		0.65%	3.15%	9.10	15.89	3,869,080	37,946,677	10.98%	13.79%	0.42%
	2011		0.65%	3.15%	8.19	9.04	4,447,468	38,587,554	-8.14%	-6.14%	0.00%
	2010		0.65%	2.80%	8.92	9.64	2,926,149	27,220,347	26.59%	29.33%	0.51%
LVIP Dimensional Non-U.S. Equity RPM Standard Class
	2014		0.40%	1.90%	9.91	10.39	264,344	2,731,923	-9.24%	-8.05%	2.51%
	2013		0.60%	1.90%	10.92	11.30	152,261	1,718,117	12.96%	14.43%	2.79%
	2012		0.60%	1.90%	9.70	9.87	84,607	834,490	16.77%	18.00%	3.53%
	2011	12/5/11	0.65%	1.70%	8.31	8.36	11,357	94,696	-3.15%	1.73%	0.00%
LVIP Dimensional Non-U.S. Equity RPM Service Class
	2014		0.60%	3.20%	9.37	11.18	17,282,606	171,228,521	-10.64%	-8.29%	2.38%
	2013		0.60%	3.20%	10.49	12.22	8,871,404	96,814,879	11.22%	14.09%	2.74%
	2012		0.65%	3.20%	9.46	9.83	2,937,775	28,397,526	14.97%	17.70%	2.59%
	2011	5/24/11	0.65%	3.00%	8.23	8.35	1,692,525	14,040,113	-18.73%	1.75%	0.17%
LVIP Dimensional U.S. Equity RPM Standard Class
	2014		0.40%	1.90%	14.03	14.70	332,493	4,813,792	2.73%	4.07%	1.26%
	2013		0.60%	1.90%	13.65	14.13	162,325	2,289,505	26.74%	28.40%	1.66%
	2012		0.60%	1.90%	10.81	10.99	82,495	906,466	15.43%	16.65%	1.67%
	2011	12/5/11	0.65%	1.70%	9.36	9.42	8,907	83,740	-0.06%	0.74%	0.00%
LVIP Dimensional U.S. Equity RPM Service Class
	2014		0.30%	3.20%	13.26	16.11	21,410,663	300,277,840	1.15%	3.81%	0.90%
	2013		0.60%	3.20%	13.18	15.56	12,170,990	166,034,802	25.05%	28.02%	1.22%
	2012		0.65%	3.00%	10.54	10.95	4,541,689	48,901,415	13.66%	16.36%	1.01%
	2011	5/24/11	0.65%	3.00%	9.27	9.41	2,594,767	24,262,709	-8.42%	11.63%	0.00%
LVIP Dimensional/Vanguard Total Bond Standard Class
	2014		0.40%	1.90%	10.31	10.81	459,743	4,935,666	2.67%	4.01%	2.15%
	2013		0.60%	1.90%	10.04	10.39	221,441	2,289,428	-4.59%	-3.34%	2.10%
	2012		0.60%	1.90%	10.56	10.74	93,099	999,276	1.98%	3.06%	2.58%
	2011	12/5/11	0.65%	1.70%	10.35	10.42	8,895	92,396	0.20%	0.56%	0.00%
LVIP Dimensional/Vanguard Total Bond Service Class
	2014		0.60%	3.20%	9.75	10.71	32,833,097	338,067,481	1.11%	3.77%	1.65%
	2013		0.60%	3.20%	9.64	10.31	21,685,649	217,354,625	-6.06%	-3.63%	1.40%
	2012		0.65%	3.20%	10.26	10.70	12,172,914	127,902,501	0.22%	2.81%	1.73%
	2011	5/23/11	0.65%	3.20%	10.12	10.41	4,856,542	50,192,610	-0.13%	3.71%	0.26%
LVIP Franklin Mutual Shares RPM Standard Class
	2014	9/22/14	0.65%	0.65%	10.40	10.40	1,900	19,769	-2.92%	-2.92%	1.56%
LVIP Franklin Mutual Shares RPM Service Class
	2014	1/9/14	0.60%	3.20%	10.10	10.37	8,583,610	87,998,782	-4.39%	8.31%	2.44%
LVIP Franklin Templeton Multi-Asset Opportunities Service Class
	2014	8/11/14	1.10%	1.65%	9.95	9.98	59,280	591,623	-1.44%	0.36%	3.93%
LVIP Global Income Service Class
	2014		0.60%	3.20%	9.39	12.14	51,337,307	586,449,226	-1.52%	1.08%	0.37%
	2013		0.60%	3.20%	9.54	12.05	44,409,424	507,160,913	-6.12%	-3.66%	0.26%
	2012		0.60%	3.20%	10.08	12.50	40,326,405	482,894,133	4.04%	6.78%	1.75%
	2011		0.60%	3.20%	10.75	11.71	34,679,354	393,735,508	-2.01%	0.23%	4.55%
	2010		0.60%	2.85%	11.26	11.67	20,536,946	235,905,015	6.34%	8.71%	3.35%
LVIP Goldman Sachs Income Builder Standard Class
	2014	9/25/14	0.40%	0.40%	10.02	10.02	1,998	20,030	-0.68%	-0.68%	2.54%
LVIP Goldman Sachs Income Builder Service Class
	2014	7/17/14	1.10%	1.65%	9.93	9.96	59,236	589,544	-2.73%	-1.55%	6.10%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Invesco Diversified Equity Income RPM Service Class
	2014	5/21/14	0.65%	3.00%	$10.16	$10.32	2,962,723	$30,368,858	-1.27%	5.42%	1.21%
LVIP Invesco V.I. Comstock RPM Standard Class
	2014	12/18/14	0.65%	1.70%	10.31	10.42	7,645	79,229	-0.55%	0.20%	1.38%
LVIP Invesco V.I. Comstock RPM Service Class
	2014	1/8/14	0.60%	3.00%	10.14	10.39	6,726,601	69,143,345	-2.64%	6.66%	1.51%
LVIP JPMorgan High Yield Service Class
	2014		0.60%	3.20%	11.25	13.61	11,221,017	145,022,804	-0.65%	1.97%	4.03%
	2013		0.60%	3.20%	11.32	13.32	11,062,730	141,403,669	2.95%	5.61%	4.78%
	2012		0.65%	3.20%	11.00	12.61	10,089,573	123,454,963	11.02%	13.89%	5.08%
	2011		0.65%	3.20%	10.50	10.98	6,925,613	75,331,715	-0.40%	1.36%	9.46%
	2010	11/16/10	1.15%	2.90%	10.54	10.84	300,856	3,246,962	0.07%	1.53%	1.12%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014	3/11/14	0.60%	0.90%	22.67	23.04	3,485	80,064	2.19%	6.57%	1.70%
LVIP JPMorgan Mid Cap Value RPM Service Class
	2014		0.60%	3.20%	11.52	19.93	24,046,021	305,870,193	4.45%	7.20%	0.67%
	2013		0.60%	3.20%	11.02	19.04	15,748,040	189,103,437	19.96%	23.06%	0.42%
	2012		0.65%	3.20%	9.15	15.83	3,507,185	34,515,420	10.17%	12.73%	0.00%
	2011		0.65%	2.95%	8.30	10.87	2,717,477	23,880,418	-4.71%	-2.64%	0.00%
	2010		0.65%	2.80%	8.71	9.40	1,678,328	15,228,244	21.02%	23.64%	0.00%
LVIP Managed Risk American Balanced Allocation Standard Class
	2014		0.65%	0.90%	12.00	12.00	46,000	552,545	4.55%	4.55%	1.72%
	2013	4/29/13	0.90%	0.90%	11.48	11.48	57,213	656,928	5.56%	5.56%	1.88%
LVIP Managed Risk American Balanced Allocation Service Class
	2014	8/13/14	1.30%	2.60%	10.02	10.07	386,653	3,890,820	-1.15%	2.81%	3.84%
LVIP Managed Risk American Growth Allocation Standard Class
	2014		0.65%	1.70%	11.91	12.26	70,567	860,217	0.83%	1.90%	2.32%
	2013	4/18/13	0.65%	1.70%	11.81	12.04	39,102	466,881	1.84%	11.61%	3.49%
LVIP Managed Risk American Growth Allocation Service Class
	2014	8/18/14	1.30%	2.60%	9.88	9.93	1,928,498	19,140,578	-2.93%	2.40%	4.13%
LVIP Managed Risk Profile 2010 Service Class
	2014		0.75%	2.80%	11.08	12.95	466,189	5,629,418	1.63%	3.73%	1.55%
	2013		0.75%	2.80%	10.90	12.48	550,183	6,458,866	5.66%	7.85%	0.99%
	2012		0.75%	2.80%	10.31	11.57	669,034	7,354,722	5.28%	7.46%	1.67%
	2011		0.75%	2.80%	9.80	10.77	761,580	7,858,988	-1.80%	0.24%	0.74%
	2010		0.75%	2.80%	9.98	10.74	828,075	8,599,298	8.11%	10.35%	0.81%
LVIP Managed Risk Profile 2020 Service Class
	2014		0.75%	2.80%	10.69	12.50	1,237,075	14,457,969	1.25%	3.35%	1.53%
	2013		0.75%	2.80%	10.56	12.09	1,483,685	16,908,022	7.79%	10.02%	1.13%
	2012		0.75%	2.80%	9.80	10.99	1,525,836	15,957,108	5.12%	7.30%	1.53%
	2011		0.75%	2.80%	9.32	10.24	1,695,997	16,681,468	-2.81%	-0.80%	0.74%
	2010		0.75%	2.80%	9.59	10.33	1,816,906	18,173,482	8.67%	10.92%	0.68%
LVIP Managed Risk Profile 2030 Service Class
	2014		0.75%	2.85%	10.52	12.34	643,512	7,396,794	0.98%	3.12%	1.59%
	2013		0.75%	2.85%	10.41	11.97	866,126	9,728,805	10.27%	12.61%	1.06%
	2012		0.75%	2.85%	9.44	10.63	1,045,549	10,532,657	4.61%	6.82%	1.32%
	2011		0.75%	2.85%	9.03	9.95	1,054,400	10,026,943	-3.60%	-1.55%	0.63%
	2010		0.75%	2.85%	9.37	10.10	1,090,359	10,633,763	9.10%	11.42%	0.55%
LVIP Managed Risk Profile 2040 Service Class
	2014		1.15%	2.85%	9.96	11.34	551,697	6,008,028	0.32%	2.04%	1.99%
	2013		1.15%	2.85%	9.93	11.12	568,319	6,093,933	12.99%	14.92%	1.03%
	2012		1.15%	2.85%	8.79	9.67	594,495	5,576,367	3.86%	5.64%	1.19%
	2011		1.15%	2.85%	8.47	9.16	633,963	5,663,052	-4.47%	-2.83%	0.62%
	2010		1.15%	2.85%	8.86	9.42	681,006	6,293,112	10.20%	12.09%	0.56%
LVIP Managed Risk Profile Conservative Standard Class
	2014	8/25/14	0.65%	0.65%	16.60	16.60	2,012	33,410	-0.15%	-0.15%	1.98%
	2012	9/12/12	1.70%	1.70%	13.97	13.97	3,663	51,153	0.55%	0.55%	1.49%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile Conservative Service Class
	2014		0.60%	3.20%	$11.62	$15.72	82,528,356	$1,231,323,568	2.11%	4.75%	1.84%
	2013		0.65%	3.20%	11.38	15.09	76,136,302	1,095,714,114	6.03%	8.76%	1.86%
	2012		0.60%	3.20%	10.74	13.96	59,642,778	797,064,640	6.11%	8.79%	4.29%
	2011		0.65%	3.15%	10.62	12.91	33,493,486	417,683,901	0.47%	2.76%	1.79%
	2010		0.65%	2.90%	11.56	12.64	30,806,255	378,674,328	7.13%	9.52%	3.58%
LVIP Managed Risk Profile Growth Standard Class
	2014		0.60%	1.70%	15.97	16.98	241,037	4,067,734	1.72%	2.85%	2.19%
	2013	1/10/13	0.60%	1.70%	15.70	16.51	222,966	3,659,166	5.21%	9.34%	3.44%
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.51%
LVIP Managed Risk Profile Growth Service Class
	2014		0.30%	3.20%	11.44	14.69	608,030,501	8,257,330,275	-0.05%	2.54%	2.01%
	2013		0.65%	3.20%	11.45	14.66	458,530,041	6,143,754,716	9.70%	12.53%	2.07%
	2012		0.65%	3.20%	10.45	13.33	196,562,087	2,378,472,131	5.50%	8.17%	3.11%
	2011		0.65%	3.15%	9.94	11.84	64,143,521	733,350,041	-3.05%	-0.89%	1.76%
	2010		0.65%	2.85%	10.24	12.02	55,624,756	649,763,390	9.27%	11.70%	2.66%
LVIP Managed Risk Profile Moderate Standard Class
	2014		0.65%	1.70%	15.84	15.84	36,624	583,356	2.39%	2.39%	3.93%
	2013	11/14/13	1.70%	1.70%	15.47	15.47	3,252	50,305	1.72%	1.72%	1.69%
LVIP Managed Risk Profile Moderate Service Class
	2014		0.30%	3.20%	11.47	15.25	462,756,704	6,543,502,598	0.61%	3.26%	1.88%
	2013		0.60%	3.20%	11.40	14.87	374,792,206	5,192,083,585	8.07%	10.86%	1.88%
	2012		0.65%	3.20%	10.55	13.49	210,587,184	2,680,696,958	5.88%	8.61%	3.73%
	2011		0.65%	3.20%	11.07	12.49	97,255,844	1,171,356,272	-1.92%	0.26%	1.56%
	2010		0.65%	2.85%	11.16	12.54	88,617,281	1,078,285,914	8.54%	10.96%	2.80%
LVIP MFS International Growth Standard Class
	2014	12/26/14	0.40%	0.40%	9.34	9.34	1,030	9,625	-1.20%	-1.20%	0.00%
LVIP MFS International Growth Service Class
	2014		0.60%	3.15%	8.11	13.77	16,020,823	152,281,315	-8.09%	-5.86%	0.81%
	2013		0.60%	3.00%	8.81	14.66	15,179,658	154,127,586	9.97%	12.64%	0.58%
	2012		0.60%	3.00%	8.00	13.10	14,701,095	133,401,119	15.65%	18.40%	0.52%
	2011		0.60%	2.95%	6.91	11.04	14,718,003	113,856,658	-12.63%	-10.64%	2.85%
	2010		0.60%	2.85%	7.91	8.56	11,583,789	96,896,427	9.66%	12.09%	0.58%
LVIP MFS International Growth RPM Service Class
	2014		0.65%	3.20%	8.93	9.31	9,592,942	87,740,296	-10.27%	-7.95%	0.77%
	2013	5/20/13	0.65%	3.20%	9.95	10.11	3,467,430	34,818,787	-0.83%	7.53%	1.28%
LVIP MFS Value Standard Class
	2014	12/11/14	0.40%	0.40%	10.76	10.76	635	6,835	0.95%	0.95%	2.30%
LVIP MFS Value Service Class
	2014		0.30%	3.20%	12.38	19.49	59,468,552	879,626,819	6.76%	9.52%	2.18%
	2013		0.65%	3.20%	11.55	18.21	62,841,073	850,091,010	31.35%	34.74%	1.47%
	2012		0.65%	3.20%	8.76	13.83	66,735,671	672,516,930	12.44%	15.29%	0.98%
	2011		0.65%	3.15%	7.77	10.79	64,066,802	551,815,744	-3.15%	-1.00%	1.33%
	2010		0.65%	2.85%	8.02	8.69	48,122,826	409,771,177	8.19%	10.59%	1.24%
LVIP Mid-Cap Value Service Class
	2014		0.30%	3.20%	11.81	22.35	10,536,038	137,001,352	4.62%	7.32%	0.14%
	2013		0.65%	3.20%	11.25	21.31	5,852,727	71,933,341	29.60%	32.95%	0.23%
	2012		0.65%	3.20%	8.65	16.40	6,254,372	58,307,396	19.92%	23.01%	0.14%
	2011		0.65%	3.20%	7.18	7.95	5,810,819	44,365,619	-12.09%	-10.13%	0.00%
	2010		0.65%	2.85%	8.17	8.85	4,779,106	40,801,285	20.12%	22.79%	0.01%
LVIP Mondrian International Value Standard Class
	2014		0.40%	2.70%	11.90	23.08	718,501	15,332,417	-5.14%	-3.80%	3.77%
	2013		1.30%	2.70%	12.52	23.46	794,784	17,910,281	18.60%	20.27%	2.50%
	2012		1.30%	2.70%	10.53	19.66	798,201	15,038,849	6.70%	8.20%	2.74%
	2011		1.30%	2.70%	9.85	18.32	983,587	17,121,039	-6.72%	-5.45%	2.83%
	2010		1.30%	2.65%	10.55	19.61	1,202,225	22,423,804	-0.21%	1.14%	3.16%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian International Value Service Class
	2014		0.63%	3.18%	$9.51	$21.36	22,620,521	$301,725,103	-5.83%	-3.40%	3.72%
	2013		0.63%	3.18%	10.05	22.26	23,262,285	323,304,014	17.74%	20.78%	2.88%
	2012		0.65%	3.20%	8.50	18.56	7,898,412	108,228,121	5.90%	8.63%	2.67%
	2011		0.65%	3.20%	8.00	17.21	7,933,392	102,799,297	-7.14%	-5.07%	2.83%
	2010		0.65%	2.85%	8.52	18.25	7,872,078	111,459,611	-0.66%	1.55%	3.15%
LVIP Money Market Standard Class
	2014		0.65%	2.70%	8.55	11.09	3,254,385	32,987,039	-2.64%	-0.62%	0.03%
	2013		0.65%	2.70%	8.78	11.24	3,896,189	40,141,761	-2.64%	-0.63%	0.02%
	2012		0.65%	2.70%	9.01	11.39	4,634,580	48,429,176	-2.59%	-1.27%	0.03%
	2011		1.30%	2.65%	9.25	11.55	5,721,128	60,993,041	-2.59%	-1.26%	0.03%
	2010		1.30%	2.65%	9.50	11.71	6,137,587	66,685,675	-2.57%	-1.24%	0.05%
LVIP Money Market Service Class
	2014		0.60%	3.20%	8.49	10.22	27,288,172	261,892,224	-3.12%	-0.57%	0.03%
	2013		0.60%	3.20%	8.73	10.31	28,577,156	279,399,807	-3.13%	-0.59%	0.02%
	2012		0.60%	3.20%	8.96	10.38	32,954,585	327,023,277	-3.12%	-0.57%	0.03%
	2011		0.60%	3.20%	9.20	10.47	35,549,205	358,035,288	-2.78%	-0.58%	0.03%
	2010		0.60%	2.85%	9.44	10.60	33,514,174	342,966,801	-2.77%	-0.61%	0.04%
LVIP Multi-Manager Global Equity RPM Service Class
	2014	5/19/14	0.80%	2.95%	9.72	9.85	516,390	5,056,784	-5.26%	2.70%	3.04%
LVIP PIMCO Low Duration Bond Standard Class
	2014	9/2/14	0.40%	0.80%	9.97	9.99	8,434	84,091	-0.70%	-0.43%	0.60%
LVIP PIMCO Low Duration Bond Service Class
	2014	5/19/14	0.30%	3.20%	9.80	9.98	5,401,272	53,458,550	-1.71%	-0.29%	0.98%
LVIP SSgA Bond Index Standard Class
	2014		0.40%	1.70%	11.48	12.21	37,055	423,147	3.97%	5.12%	3.37%
	2013		0.60%	1.70%	11.04	11.58	14,497	164,424	-4.21%	-3.20%	4.11%
	2012	7/12/12	0.65%	1.70%	11.53	11.96	2,256	26,227	0.27%	0.42%	1.80%
LVIP SSgA Bond Index Service Class
	2014		0.60%	3.15%	9.87	12.68	83,120,936	981,948,234	2.21%	4.85%	1.59%
	2013		0.60%	3.15%	9.64	12.10	87,085,679	992,038,834	-5.83%	-3.44%	1.73%
	2012		0.65%	3.15%	10.24	12.53	83,692,180	997,851,378	0.39%	2.93%	2.22%
	2011		0.65%	3.15%	10.18	12.17	81,296,726	952,715,198	4.07%	6.44%	2.79%
	2010		0.65%	2.90%	10.82	11.43	85,241,062	948,775,048	2.74%	5.02%	2.10%
LVIP SSgA Conservative Index Allocation Service Class
	2014		0.65%	3.00%	11.42	12.67	5,037,227	61,012,308	1.38%	3.79%	1.59%
	2013		0.65%	3.00%	11.27	12.21	4,858,768	57,187,856	3.38%	5.84%	1.31%
	2012		0.65%	3.00%	10.90	11.53	4,957,355	55,716,735	5.60%	8.11%	2.90%
	2011		0.65%	3.00%	10.35	10.57	3,047,205	32,014,658	-0.39%	1.12%	0.23%
	2010	11/17/10	1.30%	2.80%	10.39	10.45	282,388	2,944,310	0.50%	1.74%	0.00%
LVIP SSgA Conservative Structured Allocation Standard Class
	2014	11/17/14	0.40%	0.40%	10.21	10.21	16,276	166,185	0.41%	0.41%	3.83%
LVIP SSgA Conservative Structured Allocation Service Class
	2014		0.65%	3.15%	11.07	12.67	15,729,078	189,999,017	2.01%	4.59%	2.21%
	2013		0.65%	3.15%	10.85	12.11	16,283,286	189,828,966	3.49%	6.11%	1.73%
	2012		0.65%	3.15%	10.48	11.42	17,898,932	198,661,657	4.74%	7.39%	3.92%
	2011		0.65%	3.15%	10.33	10.53	13,733,029	143,541,076	-0.19%	1.22%	0.21%
	2010	11/17/10	1.30%	2.70%	10.35	10.41	1,020,141	10,594,850	0.00%	1.55%	0.00%
LVIP SSgA Developed International 150 Standard Class
	2014		0.40%	1.90%	11.38	16.18	18,936	253,336	-0.99%	0.26%	6.42%
	2013	2/8/13	0.65%	1.90%	11.49	16.14	1,864	24,964	14.46%	15.32%	5.33%
LVIP SSgA Developed International 150 Service Class
	2014		0.30%	3.00%	9.72	14.04	13,887,185	145,571,689	-2.33%	-0.01%	2.97%
	2013		0.65%	3.00%	9.93	14.37	14,069,224	149,031,537	16.47%	19.24%	2.40%
	2012		0.65%	3.00%	8.51	12.33	15,786,539	141,627,471	10.07%	12.63%	2.40%
	2011		0.65%	2.95%	7.73	8.35	16,169,685	130,126,370	-14.82%	-12.92%	2.29%
	2010		0.65%	2.85%	9.07	9.59	14,813,167	138,293,111	3.99%	6.31%	1.23%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Emerging Markets 100 Standard Class
	2014		0.40%	1.90%	$8.74	$15.95	30,189	$462,463	-5.19%	-3.95%	3.72%
	2013		0.60%	1.90%	9.22	16.60	17,442	279,682	-4.66%	-3.41%	3.07%
	2012		0.60%	1.90%	16.52	16.52	6,313	104,207	10.75%	10.75%	4.73%
	2011	12/5/11	1.70%	1.70%	14.91	14.91	944	14,087	-4.18%	-4.18%	0.00%
LVIP SSgA Emerging Markets 100 Service Class
	2014		0.65%	3.15%	8.22	13.79	14,465,410	169,702,676	-6.60%	-4.24%	2.73%
	2013		0.65%	3.15%	8.80	14.74	14,368,529	177,864,010	-6.08%	-3.70%	2.04%
	2012		0.65%	3.15%	9.37	15.66	13,590,884	176,646,426	8.90%	11.66%	2.42%
	2011		0.65%	3.15%	11.31	12.22	13,252,989	155,980,136	-17.54%	-15.70%	2.37%
	2010		0.65%	2.85%	13.71	14.50	11,936,863	168,453,712	23.87%	26.62%	1.10%
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		0.60%	1.70%	15.44	16.42	13,756	222,653	2.22%	3.34%	3.08%
	2013		0.60%	1.70%	15.68	15.89	13,034	200,129	8.82%	9.15%	5.24%
	2012	9/4/12	0.60%	0.90%	14.41	14.56	4,351	63,094	-0.01%	4.07%	2.41%
LVIP SSgA Global Tactical Allocation RPM Service Class
	2014		0.65%	3.20%	10.37	14.21	70,165,415	885,053,206	0.44%	3.04%	2.19%
	2013		0.65%	3.20%	10.28	14.11	59,096,862	732,112,426	6.09%	8.82%	2.28%
	2012		0.65%	3.20%	9.65	13.27	31,954,603	367,052,105	7.44%	10.16%	3.41%
	2011		0.65%	3.15%	9.13	10.94	21,907,148	231,199,458	-2.80%	-0.69%	1.48%
	2010		0.65%	2.80%	9.21	11.09	5,918,960	63,997,052	5.48%	7.78%	0.84%
LVIP SSgA International Index Standard Class
	2014		0.40%	1.90%	14.38	15.29	32,119	416,234	-7.43%	-6.41%	3.97%
	2013		0.60%	1.70%	16.30	16.34	10,493	170,136	20.20%	20.26%	1.97%
	2012	5/16/12	0.60%	0.65%	13.56	13.59	2,485	33,709	18.03%	22.12%	2.50%
LVIP SSgA International Index Service Class
	2014		0.60%	3.00%	8.51	13.40	29,861,518	274,485,051	-8.86%	-6.69%	2.42%
	2013		0.65%	3.00%	9.33	14.51	30,268,833	301,347,579	17.13%	19.91%	1.51%
	2012		0.65%	3.00%	7.95	12.38	24,895,325	208,702,144	14.39%	17.05%	1.66%
	2011		0.65%	2.95%	6.94	7.50	26,518,034	191,861,496	-15.05%	-13.16%	1.15%
	2010		0.65%	2.85%	8.17	8.64	23,605,346	198,623,794	3.78%	6.09%	1.49%
LVIP SSgA International RPM Service Class
	2014	1/7/14	0.60%	3.00%	9.04	9.26	1,647,011	15,091,764	-12.34%	-4.71%	4.04%
LVIP SSgA Large Cap 100 Standard Class
	2014		0.40%	2.15%	17.50	28.02	73,723	1,636,051	14.24%	15.97%	3.30%
	2013		0.65%	2.15%	24.16	24.16	43,459	791,897	34.97%	34.97%	5.67%
	2012	12/17/12	0.65%	0.65%	17.90	17.90	210	3,764	0.29%	0.29%	0.00%
LVIP SSgA Large Cap 100 Service Class
	2014		0.30%	3.15%	16.62	24.32	17,880,867	325,179,992	12.83%	15.68%	2.22%
	2013		0.65%	3.15%	14.73	21.51	19,935,882	316,760,013	31.30%	34.62%	1.93%
	2012		0.65%	3.15%	11.22	16.35	23,390,895	279,058,585	8.48%	11.22%	1.33%
	2011		0.65%	3.15%	10.42	11.25	26,026,743	282,152,292	-0.81%	1.40%	1.37%
	2010		0.65%	2.85%	10.50	11.10	26,778,012	289,254,755	15.56%	18.13%	1.21%
LVIP SSgA Large Cap RPM Standard Class
	2014		0.65%	0.65%	11.61	11.61	122	1,417	5.82%	5.82%	1.92%
	2013	7/2/13	0.65%	0.65%	10.97	10.97	129	1,412	11.12%	11.12%	1.50%
LVIP SSgA Large Cap RPM Service Class
	2014		0.65%	3.20%	11.12	11.56	8,699,562	98,855,910	3.09%	5.54%	3.16%
	2013	5/21/13	0.65%	3.00%	10.79	10.95	2,385,134	25,947,518	2.68%	10.29%	2.63%
LVIP SSgA Moderate Index Allocation Service Class
	2014		0.60%	3.20%	11.56	13.53	14,787,994	190,721,763	0.87%	3.53%	1.85%
	2013		0.60%	3.20%	11.46	13.07	13,875,395	174,568,913	8.65%	11.51%	1.29%
	2012		0.60%	3.20%	10.56	11.68	11,876,296	135,403,254	7.97%	10.59%	2.38%
	2011		0.65%	3.15%	10.29	10.50	6,709,031	69,827,648	-3.03%	-1.62%	0.09%
	2010	11/16/10	1.15%	2.60%	10.61	10.67	386,790	4,120,405	-0.04%	2.82%	0.00%
LVIP SSgA Moderate Structured Allocation Service Class
	2014		0.60%	3.20%	11.58	13.53	64,486,754	830,390,736	1.98%	4.66%	2.42%
	2013		0.60%	3.20%	11.36	12.90	69,297,730	861,705,250	8.99%	11.80%	2.34%
	2012		0.65%	3.20%	10.43	11.54	47,682,796	535,387,963	6.85%	9.55%	3.72%
	2011		0.65%	3.15%	10.25	10.52	32,114,185	332,998,959	-2.82%	-0.71%	0.20%
	2010	11/16/10	0.75%	2.90%	10.51	10.75	2,706,824	28,557,076	0.32%	2.75%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Moderately Aggressive Index Allocation Service Class
	2014		0.65%	3.20%	$11.69	$13.73	12,652,800	$166,055,729	0.48%	3.08%	1.91%
	2013		0.65%	3.20%	11.63	13.32	12,507,329	160,686,710	10.92%	13.78%	1.31%
	2012		0.65%	3.20%	10.64	11.70	11,219,554	127,959,706	9.25%	11.84%	2.25%
	2011		0.65%	3.00%	10.15	10.39	7,300,410	75,180,805	-5.47%	-3.90%	0.03%
	2010	11/18/10	1.15%	2.80%	10.74	10.81	542,212	5,847,902	-0.04%	2.21%	0.00%
LVIP SSgA Moderately Aggressive Structured Allocation Service Class
	2014		0.30%	3.20%	11.89	13.94	32,084,393	426,551,480	1.71%	4.34%	2.70%
	2013		0.65%	3.20%	11.69	13.36	31,418,682	404,618,283	11.26%	14.14%	2.21%
	2012		0.65%	3.20%	10.95	11.71	31,366,763	357,707,878	7.83%	10.39%	3.99%
	2011		0.65%	3.00%	10.30	10.59	22,719,184	237,348,906	-4.61%	-2.73%	0.18%
	2010	11/18/10	0.75%	2.70%	10.80	10.89	1,483,235	16,077,151	0.03%	3.66%	0.00%
LVIP SSgA S&P 500 Index Standard Class
	2014		0.40%	2.60%	14.85	24.25	2,174,940	36,149,470	10.52%	12.75%	1.88%
	2013		0.60%	2.60%	13.44	21.45	2,441,004	36,194,110	28.61%	31.15%	2.35%
	2012		0.65%	2.60%	10.45	11.44	141,381	1,630,111	12.68%	14.04%	0.86%
	2011		1.40%	2.60%	9.27	10.04	191,922	1,897,063	-0.76%	0.43%	0.97%
	2010		1.40%	2.60%	9.37	9.99	204,002	2,012,755	11.84%	13.13%	1.25%
LVIP SSgA S&P 500 Index Service Class
	2014		0.30%	3.20%	13.72	20.98	54,354,571	857,087,479	9.58%	12.41%	1.65%
	2013		0.65%	3.20%	12.46	19.10	59,168,258	838,667,663	27.60%	30.82%	1.44%
	2012		0.65%	3.15%	9.73	14.94	45,862,651	502,663,971	11.78%	14.61%	0.76%
	2011		0.65%	3.15%	8.67	9.97	43,622,939	421,172,307	-1.26%	0.94%	0.68%
	2010		0.65%	2.85%	8.77	9.94	43,337,481	418,910,568	11.23%	13.71%	1.14%
LVIP SSgA Small-Cap Index Standard Class
	2014		0.40%	1.90%	16.08	24.74	66,149	1,427,063	2.70%	4.05%	1.00%
	2013		0.60%	1.90%	15.66	23.77	28,036	625,775	35.31%	37.08%	1.75%
	2012		0.60%	1.90%	16.67	16.67	3,759	61,884	13.94%	13.94%	1.24%
	2011	12/5/11	1.70%	1.70%	14.63	14.63	798	11,669	-0.78%	-0.78%	0.00%
LVIP SSgA Small-Cap Index Service Class
	2014		0.30%	3.20%	12.25	21.40	20,318,198	272,886,482	1.12%	3.77%	0.58%
	2013		0.60%	3.20%	12.07	21.11	22,742,885	297,575,702	33.24%	36.67%	0.62%
	2012		0.65%	3.20%	9.03	15.80	14,853,295	143,442,614	11.97%	14.86%	0.46%
	2011		0.65%	3.20%	8.03	8.89	14,871,629	126,195,557	-7.48%	-5.42%	0.11%
	2010		0.65%	2.85%	8.68	9.40	13,551,043	122,688,382	22.34%	25.06%	0.36%
LVIP SSgA Small-Cap RPM Standard Class
	2014		0.65%	1.70%	11.01	11.01	7,373	80,913	-2.04%	-2.04%	1.29%
	2013	12/19/13	0.65%	0.65%	11.24	11.24	3,565	40,066	3.04%	3.04%	1.09%
LVIP SSgA Small-Cap RPM Service Class
	2014		0.60%	3.20%	10.52	10.96	8,275,647	89,207,699	-4.73%	-2.27%	1.30%
	2013	5/20/13	0.65%	3.20%	11.04	11.22	2,436,000	27,146,121	2.73%	11.29%	2.08%
LVIP SSgA Small-Mid Cap 200 Standard Class
	2014		0.40%	2.15%	15.23	26.52	75,395	1,469,320	2.08%	3.68%	4.59%
	2013		0.60%	2.15%	25.50	25.50	38,577	792,799	33.62%	33.62%	7.43%
	2012	7/18/12	0.65%	0.65%	19.09	19.09	1,129	21,540	7.77%	7.77%	2.82%
LVIP SSgA Small-Mid Cap 200 Service Class
	2014		0.30%	3.15%	14.46	22.94	5,695,923	110,563,563	0.82%	3.37%	3.13%
	2013		0.65%	3.15%	14.35	22.71	5,835,284	110,745,734	30.00%	33.29%	2.37%
	2012		0.65%	3.15%	11.04	17.43	6,502,550	93,579,793	10.02%	12.81%	2.26%
	2011		0.65%	3.15%	12.39	13.39	6,952,262	89,660,120	-5.20%	-3.09%	1.40%
	2010		0.65%	2.85%	13.07	13.81	7,055,885	94,875,875	23.85%	26.61%	1.81%
LVIP T. Rowe Price Growth Stock Standard Class
	2014	7/24/14	0.40%	0.40%	11.10	11.10	4,568	50,706	3.89%	3.89%	0.00%
LVIP T. Rowe Price Growth Stock Service Class
	2014		0.30%	3.00%	13.54	21.86	11,919,254	177,584,848	5.24%	7.74%	0.00%
	2013		0.65%	3.00%	12.85	20.76	13,530,291	188,596,407	34.61%	37.81%	0.00%
	2012		0.65%	3.00%	9.53	15.42	14,060,882	143,608,085	14.59%	17.25%	0.00%
	2011		0.65%	2.95%	8.31	9.20	9,783,128	86,030,329	-4.65%	-2.53%	0.00%
	2010		0.65%	2.85%	8.72	9.44	7,849,330	71,341,526	13.17%	15.68%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		1.30%	3.00%	$16.05	$30.01	103,895	$2,726,197	8.29%	10.15%	0.22%
	2013		1.30%	3.00%	14.82	27.25	112,290	2,692,674	30.82%	33.06%	0.00%
	2012		1.30%	3.00%	13.18	20.64	126,393	2,298,791	13.09%	14.80%	0.00%
	2011		1.30%	2.80%	11.62	18.13	137,181	2,184,638	-6.38%	-5.11%	0.00%
	2010		1.30%	2.65%	12.40	19.27	169,937	2,874,844	25.02%	26.71%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class
	2014		0.65%	3.20%	15.75	28.99	3,954,096	93,424,091	7.80%	10.58%	0.00%
	2013		0.65%	3.20%	14.64	26.40	4,027,389	87,518,859	30.29%	33.59%	0.00%
	2012		0.65%	3.15%	11.49	19.90	4,766,371	80,236,899	12.64%	15.26%	0.00%
	2011		0.65%	2.95%	11.02	17.39	4,086,361	60,225,079	-6.81%	-4.74%	0.00%
	2010		0.65%	2.85%	11.59	18.38	3,027,569	47,561,006	24.46%	27.23%	0.00%
LVIP Templeton Growth RPM Service Class
	2014		0.60%	3.20%	9.18	15.36	58,481,505	593,312,037	-5.31%	-2.82%	1.47%
	2013		0.60%	3.20%	9.66	16.18	35,895,869	379,146,347	15.86%	18.86%	1.49%
	2012		0.65%	3.20%	8.31	13.93	17,221,882	154,522,717	17.16%	20.13%	1.77%
	2011		0.65%	3.15%	7.07	10.81	15,769,152	118,673,830	-6.11%	-3.96%	2.04%
	2010		0.65%	2.90%	7.53	8.15	13,007,007	102,455,858	3.31%	5.61%	1.78%
LVIP UBS Large Cap Growth RPM Standard Class
	2014		1.30%	2.80%	14.36	20.35	126,910	2,252,518	2.49%	3.99%	0.00%
	2013		1.30%	2.75%	13.98	19.57	142,373	2,446,788	22.22%	23.88%	0.00%
	2012		1.30%	2.65%	11.42	15.80	160,781	2,243,019	13.35%	14.89%	0.00%
	2011		1.30%	2.65%	10.06	13.82	173,576	2,112,536	-8.15%	-6.90%	0.20%
	2010		1.30%	2.65%	10.94	14.97	215,585	2,825,485	8.54%	9.91%	0.70%
LVIP UBS Large Cap Growth RPM Service Class
	2014		0.60%	3.20%	13.03	19.65	13,936,492	234,535,641	1.78%	4.46%	0.00%
	2013		0.60%	3.20%	12.80	18.96	9,802,967	160,591,468	21.24%	24.37%	0.00%
	2012		0.65%	3.20%	10.56	15.35	4,411,010	60,049,258	12.45%	15.35%	0.00%
	2011		0.65%	3.20%	9.84	13.40	4,028,664	48,611,933	-8.53%	-6.54%	0.00%
	2010		0.65%	2.80%	10.64	14.44	4,790,609	63,658,856	8.01%	10.25%	0.52%
LVIP Vanguard Domestic Equity ETF Standard Class
	2014		0.40%	1.90%	14.89	15.61	31,272	451,338	10.10%	11.54%	2.01%
	2013		0.60%	1.90%	13.53	13.99	27,270	375,037	28.07%	29.74%	1.36%
	2012	6/22/12	0.60%	1.90%	10.56	10.79	10,419	112,131	-0.96%	9.08%	1.88%
LVIP Vanguard Domestic Equity ETF Service Class
	2014		0.65%	3.20%	14.08	17.04	6,643,364	99,287,489	8.41%	11.21%	1.69%
	2013		0.65%	3.20%	12.99	15.35	5,998,517	81,252,076	26.10%	29.36%	1.12%
	2012		0.65%	3.20%	10.31	11.89	4,232,339	44,730,410	11.32%	14.13%	1.59%
	2011	5/31/11	0.65%	3.15%	9.26	10.44	1,559,907	14,571,491	-8.09%	11.02%	0.84%
LVIP Vanguard International Equity ETF Standard Class
	2014		0.40%	1.90%	10.29	10.79	36,374	384,735	-6.44%	-5.21%	2.13%
	2013		0.60%	1.90%	11.00	11.38	32,064	359,162	12.59%	14.08%	4.76%
	2012	3/26/12	0.60%	1.90%	9.77	9.97	5,807	57,783	1.29%	18.64%	7.35%
LVIP Vanguard International Equity ETF Service Class
	2014		0.65%	3.20%	9.72	11.49	5,333,936	55,028,501	-7.88%	-5.50%	2.05%
	2013		0.65%	3.20%	10.56	12.18	3,780,849	41,605,443	10.86%	13.72%	2.24%
	2012		0.65%	3.20%	9.53	10.74	2,676,477	26,145,484	15.35%	18.27%	5.00%
	2011	5/24/11	0.65%	3.15%	8.26	9.10	1,069,284	8,915,387	-18.92%	6.08%	0.00%
LVIP VIP Contrafund RPM Standard Class
	2014		0.60%	1.70%	11.56	11.76	37,183	436,118	4.39%	5.49%	4.51%
	2013	11/14/13	0.65%	1.70%	11.07	11.15	10,150	112,800	2.47%	3.36%	1.67%
LVIP VIP Contrafund RPM Service Class
	2014		0.60%	3.20%	11.21	11.70	23,523,972	270,309,819	2.48%	5.18%	3.57%
	2013	5/20/13	0.60%	3.20%	10.94	11.13	8,656,233	95,635,695	4.63%	14.23%	1.77%
LVIP VIP Mid Cap RPM Service Class
	2014	5/23/14	0.60%	3.00%	10.04	10.19	1,133,185	11,470,979	-3.04%	8.82%	2.02%
Lord Abbett Series Fund Bond Debenture Class VC
	2014	7/8/14	0.40%	1.65%	9.97	10.05	157,782	1,579,707	-1.68%	-0.05%	9.97%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Lord Abbett Series Fund Developing Growth Class VC
	2014	7/8/14	0.30%	1.65%	$10.94	$11.03	81,316	$892,992	0.88%	6.22%	0.00%
Lord Abbett Series Fund Fundamental Equity Class VC
	2014		0.65%	2.55%	14.66	23.83	767,451	16,471,424	4.44%	6.45%	0.44%
	2013		0.65%	2.55%	14.04	22.38	850,301	17,237,836	32.34%	34.88%	0.23%
	2012		0.65%	2.55%	10.61	16.60	987,863	14,919,914	7.80%	9.87%	0.54%
	2011		0.65%	2.55%	14.28	15.11	1,045,826	14,435,281	-6.80%	-5.11%	0.24%
	2010		0.65%	2.45%	15.41	15.92	630,717	9,982,968	16.44%	18.26%	0.39%
Lord Abbett Series Fund Short Duration Income Class VC
	2014	7/8/14	0.30%	1.65%	9.90	9.98	265,058	2,631,988	-1.03%	-0.55%	3.98%
MFS VIT Core Equity Service Class
	2014		1.30%	2.65%	16.11	23.66	128,539	2,602,187	8.07%	9.54%	0.53%
	2013		1.30%	2.65%	14.89	21.60	150,821	2,787,669	30.72%	32.50%	0.79%
	2012		1.30%	2.65%	11.37	16.30	153,734	2,143,823	12.92%	14.45%	0.47%
	2011		1.30%	2.65%	10.06	14.36	182,259	2,225,017	-3.86%	-2.55%	0.66%
	2010		1.30%	2.65%	10.44	14.91	214,952	2,729,647	13.81%	15.35%	0.92%
MFS VIT Growth Initial Class
	2014		1.40%	2.35%	20.44	28.70	158,635	3,260,919	6.42%	7.43%	0.10%
	2013		1.40%	2.35%	19.03	26.91	178,292	3,411,475	33.68%	34.95%	0.23%
	2012		1.40%	2.35%	14.10	20.09	194,320	2,756,529	14.66%	15.76%	0.00%
	2011		1.40%	2.35%	12.18	17.49	217,368	2,664,912	-2.64%	-1.71%	0.19%
	2010		1.40%	2.35%	12.39	17.93	252,322	3,148,241	12.66%	13.73%	0.12%
MFS VIT Growth Service Class
	2014		0.65%	3.15%	9.85	28.86	2,896,838	50,741,615	5.31%	7.98%	0.00%
	2013		0.65%	3.15%	9.23	27.05	2,388,555	39,011,618	32.26%	35.61%	0.13%
	2012		0.65%	3.15%	6.88	20.19	2,031,830	24,495,882	13.45%	16.32%	0.00%
	2011		0.65%	3.15%	5.99	17.57	1,819,693	18,605,962	-3.31%	-1.20%	0.02%
	2010		0.65%	2.80%	6.13	17.99	1,377,501	14,515,038	11.85%	14.16%	0.00%
MFS VIT Total Return Initial Class
	2014		1.40%	2.35%	17.97	21.13	434,113	9,082,276	5.97%	6.99%	1.83%
	2013		1.40%	2.35%	16.96	19.75	523,192	10,232,408	16.28%	17.39%	1.72%
	2012		1.40%	2.35%	14.53	16.82	641,850	10,712,722	8.67%	9.71%	2.73%
	2011		1.40%	2.35%	13.27	15.34	771,762	11,755,872	-0.59%	0.36%	2.54%
	2010		1.40%	2.35%	13.25	15.28	930,794	14,141,260	7.38%	8.40%	2.78%
MFS VIT Total Return Service Class
	2014	1/10/14	0.75%	1.95%	14.42	17.38	794	13,179	2.11%	7.29%	2.59%
	2012		0.65%	3.00%	10.78	15.45	21,159,447	278,375,650	7.66%	10.22%	2.49%
	2011		0.65%	3.00%	9.88	14.13	23,744,780	287,424,116	-1.27%	0.93%	2.35%
	2010		0.65%	2.85%	9.89	14.10	26,324,559	320,891,076	6.55%	8.92%	2.53%
MFS VIT Utilities Initial Class
	2014		0.40%	2.35%	31.76	47.45	297,483	10,684,081	10.11%	11.17%	2.07%
	2013		1.40%	2.35%	28.63	43.00	329,869	10,793,626	17.72%	18.84%	2.31%
	2012		1.40%	2.35%	24.14	36.46	368,766	10,154,800	10.85%	11.91%	6.65%
	2011		1.40%	2.35%	21.61	32.82	438,395	10,788,087	4.30%	5.30%	3.17%
	2010		1.40%	2.35%	20.57	31.41	528,719	12,359,268	11.17%	12.23%	3.15%
MFS VIT Utilities Service Class
	2014		0.65%	3.20%	14.69	47.76	8,596,870	233,370,004	8.92%	11.74%	1.91%
	2013		0.65%	3.20%	13.48	43.26	8,857,378	217,755,613	16.43%	19.44%	2.07%
	2012		0.65%	3.20%	11.58	36.65	9,710,700	202,449,105	9.65%	12.48%	6.46%
	2011		0.65%	3.20%	12.18	32.38	9,912,951	187,068,650	3.51%	5.82%	3.04%
	2010		0.65%	2.85%	11.62	31.03	9,659,921	176,418,368	10.32%	12.77%	3.03%
MFS VIT II International Value Initial Class
	2014	12/26/14	0.40%	0.40%	9.78	9.78	7,060	69,032	-1.37%	-1.37%	0.00%
MFS VIT II International Value Service Class
	2014	6/27/14	0.30%	1.65%	9.69	9.77	179,168	1,740,765	-4.68%	-0.41%	1.13%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Morgan Stanley UIF Capital Growth Class II
	2014		0.65%	2.30%	$19.90	$34.90	59,632	$1,743,735	3.68%	5.40%	0.00%
	2013		0.65%	2.30%	18.74	33.11	70,080	1,998,069	44.51%	46.76%	0.21%
	2012		0.65%	2.20%	12.90	22.56	80,314	1,585,107	11.96%	13.31%	0.00%
	2011		0.65%	1.85%	19.30	19.91	83,417	1,463,259	-4.63%	-3.67%	0.00%
	2010		0.65%	1.65%	20.24	20.67	61,149	1,257,711	20.61%	21.82%	0.00%
NB AMT Mid Cap Growth I Class
	2012		1.15%	2.90%	13.79	21.86	1,992,717	36,876,586	9.31%	11.13%	0.00%
	2011		1.15%	2.80%	12.41	19.70	2,549,870	42,704,716	-2.30%	-0.68%	0.00%
	2010		1.15%	2.80%	12.49	19.87	3,131,370	53,220,622	25.54%	27.62%	0.00%
NB AMT Mid Cap Intrinsic Value I Class
	2014		1.15%	2.90%	15.38	30.19	1,351,272	37,598,861	10.58%	12.54%	1.04%
	2013		1.15%	2.90%	14.70	27.02	1,643,558	40,691,909	33.14%	35.48%	1.15%
	2012		1.15%	2.90%	10.97	20.08	1,996,543	36,696,208	12.28%	14.21%	0.59%
	2011		1.15%	2.85%	9.71	17.71	2,478,404	40,147,591	-9.12%	-7.57%	0.60%
	2010		1.15%	2.85%	10.63	19.29	3,131,986	55,143,709	22.64%	24.74%	0.68%
Oppenheimer Global Fund/VA Service Class
	2014		0.65%	2.20%	13.68	24.71	396,094	8,514,677	-0.17%	1.39%	0.86%
	2013		0.65%	2.20%	13.68	24.37	413,888	8,792,629	24.35%	26.17%	1.17%
	2012		0.65%	2.10%	11.00	19.32	451,145	7,598,199	18.44%	20.17%	1.93%
	2011		0.65%	2.20%	10.60	16.08	489,083	6,783,278	-10.52%	-9.12%	0.80%
	2010		0.65%	2.20%	17.26	17.69	218,942	3,814,587	13.64%	14.95%	0.82%
Oppenheimer International Growth Fund/VA Non-Service Class
	2014	9/22/14	0.40%	0.80%	9.02	9.04	58,349	527,486	-3.86%	2.07%	0.00%
Oppenheimer International Growth Fund/VA Service Class
	2014	6/30/14	1.10%	1.65%	8.98	9.02	133,741	1,204,995	-9.94%	-5.22%	0.00%
Oppenheimer Main Street Small Cap Fund/VA Non-Service Class
	2014	6/27/14	1.10%	1.65%	11.01	11.05	78,643	868,036	6.41%	11.95%	0.00%
PIMCO VIT All Asset All Authority Advisor Class
	2014	7/10/14	1.10%	1.65%	9.25	9.28	80,259	744,225	-8.62%	-6.62%	6.83%
PIMCO VIT All Asset All Authority Institutional Class
	2014	9/15/14	0.40%	0.40%	9.33	9.33	10,366	96,766	-6.31%	-6.31%	7.83%
PIMCO VIT CommodityRealReturn Strategy Advisor Class
	2014		0.65%	2.80%	8.67	10.20	1,160,090	11,263,973	-20.83%	-19.15%	0.27%
	2013		0.65%	2.75%	10.58	12.62	1,018,149	12,296,157	-16.86%	-15.27%	1.67%
	2012		0.65%	2.80%	12.56	14.90	970,247	13,956,075	2.23%	4.44%	2.44%
	2011		0.65%	2.80%	13.48	14.26	1,029,506	14,298,970	-10.10%	-8.14%	14.26%
	2010		0.65%	2.80%	14.99	15.53	774,132	11,842,341	20.82%	23.44%	15.68%
PIMCO VIT CommodityRealReturn Strategy Institutional Class
	2014	9/12/14	0.40%	0.40%	7.41	7.41	556	4,126	-16.96%	-16.96%	0.28%
PIMCO VIT Emerging Markets Bond Advisor Class
	2014	7/8/14	1.10%	1.65%	9.53	9.56	87,196	833,472	-7.47%	-5.25%	2.55%
PIMCO VIT Unconstrained Bond Advisor Class
	2014	7/18/14	0.30%	1.65%	9.99	10.08	55,732	558,170	-0.62%	0.23%	0.62%
Putnam VT Absolute Return 500 Class IB
	2014	7/17/14	1.10%	1.50%	10.19	10.22	80,141	818,364	1.70%	2.31%	0.00%
Putnam VT Global Health Care Class IB
	2014		1.30%	2.65%	22.39	27.64	280,068	6,660,175	24.31%	25.99%	0.27%
	2013		1.30%	2.65%	17.89	21.94	214,575	4,055,822	37.97%	39.84%	1.22%
	2012		1.30%	2.65%	12.88	15.69	368,991	5,014,006	19.08%	20.69%	1.09%
	2011		1.30%	2.65%	10.74	13.00	229,560	2,578,235	-3.77%	-2.45%	0.83%
	2010		1.30%	2.65%	11.08	13.33	247,720	2,883,922	-0.21%	1.14%	1.96%
Putnam VT Growth & Income Class IB
	2014		1.30%	2.35%	14.04	21.30	96,045	1,738,887	8.16%	9.30%	1.33%
	2013		1.30%	2.35%	12.97	19.70	105,381	1,744,914	32.53%	33.93%	1.56%
	2012		1.30%	2.35%	9.77	14.86	103,687	1,285,320	16.37%	17.60%	1.78%
	2011		1.30%	2.35%	10.18	12.52	130,443	1,384,436	-6.86%	-5.87%	1.23%
	2010		1.30%	2.35%	10.89	13.41	175,377	2,005,396	11.72%	12.90%	1.61%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
SIPT VP Market Growth Strategy Class III
	2014	7/16/14	1.10%	1.25%	$10.04	$10.05	25,852	$259,802	-1.91%	-0.84%	5.61%
SIPT VP Market Plus Strategy Class III
	2014	7/2/14	0.30%	1.25%	10.12	10.18	109,455	1,107,606	-2.30%	3.98%	8.11%
Templeton Foreign VIP Class 1
	2014	9/25/14	0.40%	0.40%	8.70	8.70	2,307	20,057	-9.49%	-9.49%	0.00%
Templeton Foreign VIP Class 4
	2014	7/11/14	0.30%	1.50%	8.62	8.69	81,880	707,406	-13.21%	-4.86%	0.00%
Templeton Global Bond VIP Class 1
	2014	9/15/14	0.40%	0.40%	9.99	9.99	96,642	965,253	-1.71%	-1.71%	0.00%
Templeton Global Bond VIP Class 2
	2014		0.60%	3.15%	10.46	18.85	25,988,750	467,006,812	-1.33%	1.17%	5.08%
	2013		0.65%	3.15%	10.60	18.74	29,046,516	521,571,310	-1.52%	0.97%	4.79%
	2012		0.65%	3.15%	10.78	18.67	31,621,406	568,205,330	11.61%	14.32%	6.41%
	2011		0.65%	3.05%	14.79	16.43	36,180,320	574,633,153	-3.66%	-1.51%	5.68%
	2010		0.65%	2.85%	15.36	16.79	40,764,015	663,735,354	11.23%	13.71%	1.44%
Templeton Global Bond VIP Class 4
	2014	6/30/14	0.30%	1.65%	9.88	9.97	398,338	3,945,389	-2.52%	-1.89%	0.00%
Templeton Growth VIP Class 2
	2014		1.10%	2.90%	12.05	20.52	2,321,118	39,440,270	-5.60%	-3.88%	1.35%
	2013		1.10%	2.90%	12.56	21.51	2,795,534	49,561,031	27.15%	29.39%	2.67%
	2012		1.10%	2.85%	9.71	16.75	3,394,051	46,734,678	17.73%	19.74%	2.05%
	2011		1.10%	2.80%	8.11	14.09	4,138,216	48,108,484	-9.55%	-7.99%	1.35%
	2010		1.10%	2.80%	8.82	15.43	4,977,019	63,340,595	4.43%	6.22%	1.38%
Transparent Value Directional Allocation VI Class I
	2014	7/25/14	0.40%	0.40%	9.96	9.96	3,511	34,995	-3.23%	-3.23%	0.00%
Transparent Value Directional Allocation VI Class II
	2014	7/11/14	1.10%	1.50%	9.89	9.92	1,117,078	11,078,510	-3.44%	6.83%	0.00%
UIF Global Infrastructure Class I
	2014	7/24/14	0.40%	0.40%	10.64	10.64	4,651	49,489	-1.02%	-1.02%	0.00%
UIF Global Infrastructure Class II
	2014	6/30/14	1.10%	1.65%	10.52	10.56	152,233	1,606,202	-0.23%	1.01%	0.00%
Van Eck VIP Global Hard Assets Class S
	2014	7/10/14	0.30%	1.65%	7.50	7.57	81,965	616,806	-28.81%	-22.40%	0.00%
Van Eck VIP Global Hard Assets Initial Class
	2014	7/24/14	0.40%	0.80%	7.56	7.58	25,206	191,019	-29.20%	-24.78%	0.00%
Virtus VIT Multi-Sector Fixed Income Class A
	2014	7/2/14	1.10%	1.65%	9.69	9.72	138,168	1,341,749	-4.16%	-3.20%	6.12%
Virtus VIT Premium AlphaSector Class A
	2014	7/15/14	0.30%	1.65%	9.81	9.89	267,587	2,631,015	-4.62%	2.50%	0.00%
Virtus VIT Premium AlphaSector Class I
	2014	9/22/14	0.40%	0.40%	9.89	9.89	14,402	142,489	-3.90%	-3.90%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class B	$4,342,349	$7,288,053
ABVPSF Growth and Income Class B	118,516	116,163
ABVPSF International Value Class B	12,739	7,624
ABVPSF Large Cap Growth Class B	783,879	1,715,550
ABVPSF Small/Mid Cap Value Class A	58,757	71
ABVPSF Small/Mid Cap Value Class B	34,461,312	38,065,106
Alps|Alerian Energy Infrastructure Class I	113,730	42
Alps|Alerian Energy Infrastructure Class III	2,136,050	160,898
Alps|Stadion Tactical Defensive Class I	38,526	—
Alps|Stadion Tactical Defensive Class III	766,047	18,570
American Century VP Inflation Protection Class II	210,601	212,400
American Funds Asset Allocation Class 1	533,348	35,349
American Funds Asset Allocation Class 4	5,055,022	34,277
American Funds Blue Chip Income and Growth Class 1	1,364,899	152,275
American Funds Blue Chip Income and Growth Class 4	3,092,607	130,111
American Funds Bond Class 1	1,276,451	69,241
American Funds Capital Income Builder Class 1	81,068	36,181
American Funds Capital Income Builder Class 4	3,527,260	205,224
American Funds Global Balanced Class 1	240,367	126,960
American Funds Global Bond Class 1	637,586	54,614
American Funds Global Growth Class 1	872,972	80,812
American Funds Global Growth Class 2	43,540,240	44,746,371
American Funds Global Growth Class 4	1,718,960	4,654
American Funds Global Growth and Income Class 1	524,617	153,642
American Funds Global Small Capitalization Class 1	504,020	17,960
American Funds Global Small Capitalization Class 2	17,908,478	50,299,440
American Funds Global Small Capitalization Class 4	1,110,970	2,604
American Funds Growth Class 1	3,531,202	259,430
American Funds Growth Class 2	94,898,702	265,282,357
American Funds Growth Class 4	7,333,749	86,175
American Funds Growth-Income Class 1	2,100,207	98,788
American Funds Growth-Income Class 2	134,596,016	316,769,252
American Funds Growth-Income Class 4	4,746,510	178,927
American Funds High-Income Bond Class 1	510,140	28,866
American Funds International Class 1	1,747,603	98,913
American Funds International Class 2	47,039,419	65,765,893
American Funds International Class 4	3,120,157	7,422
American Funds International Growth and Income Class 1	946,100	114,280
American Funds Managed Risk Asset Allocation Class P1	367,080	8,112
American Funds Managed Risk Asset Allocation Class P2	6,258,170	15,006
American Funds Managed Risk Blue Chip Income and Growth Class P1	88,509	1,655
American Funds Managed Risk Growth Class P1	24,411	6,128
American Funds Managed Risk Growth-Income Class P1	21,414	419

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Managed Risk International Class P1	$14,414	$60
American Funds Mortgage Class 1	77,402	128,835
American Funds Mortgage Class 4	53,460	464
American Funds New World Class 1	1,276,021	73,118
American Funds New World Class 4	2,341,438	116,526
American Funds U.S. Government/AAA-Rated Securities Class 1	152,312	246,959
BlackRock Global Allocation V.I. Class I	635,218	17,171
BlackRock Global Allocation V.I. Class III	163,577,022	126,934,644
ClearBridge Variable Aggressive Growth Class I	165,375	108
ClearBridge Variable Aggressive Growth Class II	4,836,445	1,906
ClearBridge Variable Mid Cap Core Class I	2,682	6
ClearBridge Variable Mid Cap Core Class II	14,903,068	165,931
Delaware VIP Diversified Income Standard Class	594,834	33,070
Delaware VIP Diversified Income Service Class	265,264,827	45,825,961
Delaware VIP Emerging Markets Standard Class	3,333	4
Delaware VIP Emerging Markets Service Class	36,412,663	47,282,700
Delaware VIP High Yield Standard Class	3,037,496	3,385,979
Delaware VIP High Yield Service Class	26,045,118	50,246,780
Delaware VIP International Value Equity Standard Class	48,423	87,504
Delaware VIP Limited-Term Diversified Income Standard Class	442,217	107,560
Delaware VIP Limited-Term Diversified Income Service Class	149,235,974	89,075,173
Delaware VIP REIT Standard Class	1,525,493	983,101
Delaware VIP REIT Service Class	18,653,247	20,666,471
Delaware VIP Small Cap Value Standard Class	844,992	1,069,304
Delaware VIP Small Cap Value Service Class	44,604,695	49,572,114
Delaware VIP Smid Cap Growth Standard Class	976,923	1,436,436
Delaware VIP Smid Cap Growth Service Class	22,593,508	32,578,087
Delaware VIP U.S. Growth Service Class	38,566,643	34,881,155
Delaware VIP Value Standard Class	610,057	1,720,706
Delaware VIP Value Service Class	44,241,785	35,778,575
Deutsche Alternative Asset Allocation VIP Class A	240,124	29,880
Deutsche Alternative Asset Allocation VIP Class B	8,240,647	6,072,808
Deutsche Equity 500 Index VIP Class A	408,387	2,118,863
Deutsche Equity 500 Index VIP Class B	47,014	47,027
Deutsche Small Cap Index VIP Class A	629,344	1,459,880
Eaton Vance VT Floating-Rate Income Fund Initial Class	1,446,711	22,085
Eaton Vance VT Floating-Rate Income Fund Advisor Class	479,163	36,200
Fidelity VIP Contrafund Initial Class	128,197	231
Fidelity VIP Contrafund Service Class 2	40,264,480	152,094,267
Fidelity VIP Equity-Income Service Class 2	47,091	47,126
Fidelity VIP Growth Initial Class	688,530	1,332,838
Fidelity VIP Growth Service Class 2	52,259,090	73,711,863
Fidelity VIP Mid Cap Initial Class	579,754	838
Fidelity VIP Mid Cap Service Class 2	30,902,385	63,148,105
Fidelity VIP Overseas Service Class 2	276	277
First Trust Multi Income Allocation Class I	464,879	43,194
First Trust/Dow Jones Dividend & Income Allocation Class I	1,635,385	107,601
Franklin Founding Funds Allocation VIP Class 4	6,642,627	105,546
Franklin Income VIP Class 1	409,922	411,595
Franklin Income VIP Class 2	72,272,523	66,475,386
Franklin Income VIP Class 4	8,373,508	435,881
Franklin Mutual Shares VIP Class 2	42,189,965	83,892,243
Franklin Mutual Shares VIP Class 4	935,781	112,696
Franklin Rising Dividends VIP Class 1	21,756	—
Franklin Rising Dividends VIP Class 4	2,524,991	10,135
Franklin Small Cap Value VIP Class 1	266,840	166
Franklin Small Cap Value VIP Class 4	730,974	7,359
Franklin Small-Mid Cap Growth VIP Class 2	29,490	29,309
Franklin Small-Mid Cap Growth VIP Class 4	635,212	19,007
Goldman Sachs VIT Large Cap Value Service Class	32,998,926	27,543,695
Goldman Sachs VIT Money Market Institutional Class	608,305	278,145

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Goldman Sachs VIT Money Market Service Class	$15,870,617	$8,957,068
Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class	780,070	1,983
Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class	30,541	585
Goldman Sachs VIT Strategic Income Advisor Class	1,320,949	563,055
Guggenheim Long Short Equity	326,900	1,782
Guggenheim Multi-Hedge Strategies	570,079	79,177
Hartford Capital Appreciation HLS Class IA	52,370	62
Hartford Capital Appreciation HLS Class IC	1,599,612	3,387
Huntington VA Balanced	743,250	3,120,426
Huntington VA Dividend Capture	166,139	168,290
Invesco V.I. American Franchise Series I	106,888	502,353
Invesco V.I. American Franchise Series II	4,563	287,144
Invesco V.I. Balanced-Risk Allocation Series I	163,378	343
Invesco V.I. Balanced-Risk Allocation Series II	2,090,051	661,226
Invesco V.I. Comstock Series II	1,137,586	33,079
Invesco V.I. Core Equity Series I	151,193	1,456,156
Invesco V.I. Core Equity Series II	92,024	414,485
Invesco V.I. Diversified Dividend Series I	20,187	1,267
Invesco V.I. Diversified Dividend Series II	684,728	7,283
Invesco V.I. Equally-Weighted S&P 500 Series II	1,518,721	36,353
Invesco V.I. Equity and Income Series II	1,304,781	8,519
Invesco V.I. International Growth Series I	319,643	754,783
Invesco V.I. International Growth Series II	10,136,885	490,241
Ivy Funds VIP Asset Strategy Class A	4,987,623	841,644
Ivy Funds VIP Energy Class A	1,126,312	78,123
Ivy Funds VIP High Income Class A	2,505,656	128,259
Ivy Funds VIP Micro Cap Growth Class A	389,423	9,728
Ivy Funds VIP Mid Cap Growth Class A	656,651	1,715
Ivy Funds VIP Science and Technology Class A	1,682,678	43,853
Janus Aspen Balanced Service Class	1,228,073	3,435,301
Janus Aspen Enterprise Service Class	825,679	1,092,211
Janus Aspen Global Research Service Class	86,176	325,850
JPMIT Intrepid Mid Cap Class 1	49,096	62
JPMIT Intrepid Mid Cap Class 2	1,549,982	34,916
LVIP American Balanced Allocation Standard Class	1,028,642	369,760
LVIP American Balanced Allocation Service Class	2,796,158	151,306
LVIP American Century VP Mid Cap Value RPM Service Class	82,046,699	1,490,901
LVIP American Global Growth Service Class II	18,736,479	4,179,703
LVIP American Global Small Capitalization Service Class II	7,090,826	6,855,073
LVIP American Growth Allocation Standard Class	116,515	33,784
LVIP American Growth Allocation Service Class	3,234,802	3,942
LVIP American Growth Service Class II	31,564,884	16,305,001
LVIP American Growth-Income Service Class II	26,018,702	16,607,789
LVIP American Income Allocation Standard Class	5,245	47
LVIP American International Service Class II	15,649,609	8,511,966
LVIP American Preservation Standard Class	28,484	117,850
LVIP American Preservation Service Class	318,040	165,140
LVIP AQR Enhanced Global Strategies Standard Class	29,041	15,009
LVIP AQR Enhanced Global Strategies Service Class	1,346,930	45,191
LVIP Baron Growth Opportunities Standard Class	505,575	789
LVIP Baron Growth Opportunities Service Class	13,638,439	28,950,786
LVIP BlackRock Emerging Markets RPM Standard Class	81,399	11,269
LVIP BlackRock Emerging Markets RPM Service Class	89,826,839	3,790,510
LVIP BlackRock Equity Dividend RPM Standard Class	256,211	6,922
LVIP BlackRock Equity Dividend RPM Service Class	153,787,396	9,858,055
LVIP BlackRock Global Allocation V.I. RPM Standard Class	242,469	224,877
LVIP BlackRock Global Allocation V.I. RPM Service Class	469,249,930	7,923,939
LVIP BlackRock Inflation Protected Bond Standard Class	150,298	112,199
LVIP BlackRock Inflation Protected Bond Service Class	74,410,554	51,242,682
LVIP BlackRock Multi-Asset Income Standard Class	141,807	6
LVIP BlackRock Multi-Asset Income Service Class	1,251,666	257,901

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Capital Growth Service Class	$7,333,992	$47,623,135
LVIP Clarion Global Real Estate Standard Class	286,696	150
LVIP Clarion Global Real Estate Service Class	9,067,231	15,132,673
LVIP ClearBridge Variable Appreciation RPM Standard Class	67,300	133
LVIP ClearBridge Variable Appreciation RPM Service Class	59,830,841	209,353
LVIP Columbia Small-Mid Cap Growth RPM Service Class	115,198,799	19,456,464
LVIP Delaware Bond Standard Class	3,802,246	23,033,913
LVIP Delaware Bond Service Class	208,657,413	87,944,688
LVIP Delaware Diversified Floating Rate Standard Class	401,827	99,257
LVIP Delaware Diversified Floating Rate Service Class	179,989,733	90,841,276
LVIP Delaware Foundation Aggressive Allocation Standard Class	277,547	2,174,925
LVIP Delaware Foundation Aggressive Allocation Service Class	3,860,272	7,508,161
LVIP Delaware Growth and Income Service Class	4,629,367	9,815,410
LVIP Delaware Social Awareness Standard Class	916,854	2,068,051
LVIP Delaware Social Awareness Service Class	9,520,174	10,802,348
LVIP Delaware Special Opportunities Service Class	8,498,270	8,768,896
LVIP Dimensional Non-U.S. Equity RPM Standard Class	1,340,504	52,545
LVIP Dimensional Non-U.S. Equity RPM Service Class	98,257,060	6,121,070
LVIP Dimensional U.S. Equity RPM Standard Class	2,526,046	152,692
LVIP Dimensional U.S. Equity RPM Service Class	136,439,380	10,164,586
LVIP Dimensional/Vanguard Total Bond Standard Class	2,869,670	284,517
LVIP Dimensional/Vanguard Total Bond Service Class	118,505,632	3,879,123
LVIP Franklin Mutual Shares RPM Standard Class	20,490	20
LVIP Franklin Mutual Shares RPM Service Class	95,279,154	6,261,482
LVIP Franklin Templeton Multi-Asset Opportunities Service Class	600,138	2,392
LVIP Global Income Service Class	83,638,419	9,747,152
LVIP Goldman Sachs Income Builder Standard Class	20,698	40
LVIP Goldman Sachs Income Builder Service Class	669,917	65,806
LVIP Invesco Diversified Equity Income RPM Service Class	30,323,629	101,856
LVIP Invesco V.I. Comstock RPM Standard Class	80,551	200
LVIP Invesco V.I. Comstock RPM Service Class	70,727,871	2,182,090
LVIP JPMorgan High Yield Service Class	58,522,116	51,415,589
LVIP JPMorgan Mid Cap Value RPM Standard Class	91,224	13,734
LVIP JPMorgan Mid Cap Value RPM Service Class	109,483,273	10,700,943
LVIP Managed Risk American Balanced Allocation Standard Class	71,938	186,733
LVIP Managed Risk American Balanced Allocation Service Class	4,024,434	94,462
LVIP Managed Risk American Growth Allocation Standard Class	538,281	136,481
LVIP Managed Risk American Growth Allocation Service Class	19,491,992	74,738
LVIP Managed Risk Profile 2010 Service Class	1,270,102	2,263,972
LVIP Managed Risk Profile 2020 Service Class	819,602	3,619,715
LVIP Managed Risk Profile 2030 Service Class	403,779	2,838,916
LVIP Managed Risk Profile 2040 Service Class	413,278	571,527
LVIP Managed Risk Profile Conservative Standard Class	34,814	363
LVIP Managed Risk Profile Conservative Service Class	175,119,140	63,739,428
LVIP Managed Risk Profile Growth Standard Class	607,995	238,053
LVIP Managed Risk Profile Growth Service Class	2,046,965,244	9,816,472
LVIP Managed Risk Profile Moderate Standard Class	667,233	120,773
LVIP Managed Risk Profile Moderate Service Class	1,289,664,046	42,505,747
LVIP MFS International Growth Standard Class	2,378	—
LVIP MFS International Growth Service Class	17,433,410	10,069,029
LVIP MFS International Growth RPM Service Class	61,138,920	1,874,514
LVIP MFS Value Standard Class	6,927	1
LVIP MFS Value Service Class	37,205,099	73,085,688
LVIP Mid-Cap Value Service Class	69,934,248	10,416,906
LVIP Mondrian International Value Standard Class	1,301,866	2,918,574
LVIP Mondrian International Value Service Class	32,211,015	34,631,472
LVIP Money Market Standard Class	16,037,646	23,738,070
LVIP Money Market Service Class	210,544,680	228,527,879
LVIP Multi-Manager Global Equity RPM Service Class	5,251,145	37,854
LVIP PIMCO Low Duration Bond Standard Class	118,186	33,212
LVIP PIMCO Low Duration Bond Service Class	55,873,576	3,421,455

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSgA Bond Index Standard Class	$281,473	$27,044
LVIP SSgA Bond Index Service Class	44,521,830	89,965,392
LVIP SSgA Conservative Index Allocation Service Class	11,795,881	9,580,954
LVIP SSgA Conservative Structured Allocation Standard Class	169,358	45
LVIP SSgA Conservative Structured Allocation Service Class	19,278,187	22,097,083
LVIP SSgA Developed International 150 Standard Class	264,218	10,370
LVIP SSgA Developed International 150 Service Class	18,236,525	16,291,945
LVIP SSgA Emerging Markets 100 Standard Class	262,933	48,137
LVIP SSgA Emerging Markets 100 Service Class	22,231,281	20,579,473
LVIP SSgA Global Tactical Allocation RPM Standard Class	142,214	120,709
LVIP SSgA Global Tactical Allocation RPM Service Class	174,242,763	31,143,052
LVIP SSgA International Index Standard Class	240,166	5,793
LVIP SSgA International Index Service Class	25,194,332	28,075,076
LVIP SSgA International RPM Service Class	17,023,964	564,166
LVIP SSgA Large Cap 100 Standard Class	900,779	150,098
LVIP SSgA Large Cap 100 Service Class	30,947,615	54,392,669
LVIP SSgA Large Cap RPM Standard Class	15,036	15,117
LVIP SSgA Large Cap RPM Service Class	74,162,474	3,242,517
LVIP SSgA Moderate Index Allocation Service Class	25,603,731	12,761,072
LVIP SSgA Moderate Structured Allocation Service Class	46,835,421	94,056,670
LVIP SSgA Moderately Aggressive Index Allocation Service Class	17,412,992	13,885,790
LVIP SSgA Moderately Aggressive Structured Allocation Service Class	50,331,368	32,518,023
LVIP SSgA S&P 500 Index Standard Class	2,053,855	5,684,785
LVIP SSgA S&P 500 Index Service Class	61,556,755	127,381,550
LVIP SSgA Small-Cap Index Standard Class	834,218	107,388
LVIP SSgA Small-Cap Index Service Class	20,402,946	47,142,163
LVIP SSgA Small-Cap RPM Standard Class	44,930	3,107
LVIP SSgA Small-Cap RPM Service Class	64,620,016	1,722,110
LVIP SSgA Small-Mid Cap 200 Standard Class	804,326	85,585
LVIP SSgA Small-Mid Cap 200 Service Class	13,893,550	11,046,887
LVIP T. Rowe Price Growth Stock Standard Class	49,103	71
LVIP T. Rowe Price Growth Stock Service Class	21,838,779	45,984,611
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	979,134	1,085,219
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	15,859,740	14,667,899
LVIP Templeton Growth RPM Service Class	246,186,989	7,869,394
LVIP UBS Large Cap Growth RPM Standard Class	54,061	365,273
LVIP UBS Large Cap Growth RPM Service Class	79,976,156	16,711,938
LVIP Vanguard Domestic Equity ETF Standard Class	73,397	34,090
LVIP Vanguard Domestic Equity ETF Service Class	25,497,048	16,229,409
LVIP Vanguard International Equity ETF Standard Class	124,474	73,722
LVIP Vanguard International Equity ETF Service Class	20,269,834	2,997,124
LVIP VIP Contrafund RPM Standard Class	337,085	15,819
LVIP VIP Contrafund RPM Service Class	174,883,440	4,649,811
LVIP VIP Mid Cap RPM Service Class	11,572,000	137,349
Lord Abbett Series Fund Bond Debenture Class VC	1,751,094	90,797
Lord Abbett Series Fund Developing Growth Class VC	986,302	242,144
Lord Abbett Series Fund Fundamental Equity Class VC	3,395,386	2,328,244
Lord Abbett Series Fund Short Duration Income Class VC	2,881,922	270,393
MFS VIT Core Equity Service Class	71,341	645,814
MFS VIT Growth Initial Class	234,119	446,104
MFS VIT Growth Service Class	17,463,067	6,430,776
MFS VIT Total Return Initial Class	437,557	1,943,859
MFS VIT Total Return Service Class	59,865	46,735
MFS VIT Utilities Initial Class	853,275	1,660,597
MFS VIT Utilities Service Class	30,099,003	28,380,774
MFS VIT II International Value Initial Class	37,393	—
MFS VIT II International Value Service Class	1,784,083	13,824
Morgan Stanley UIF Capital Growth Class II	292,535	526,164
NB AMT Mid Cap Growth I Class	23,310	23,620
NB AMT Mid Cap Intrinsic Value I Class	2,954,120	9,565,274
Oppenheimer Global Fund/VA Service Class	880,310	859,735

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Oppenheimer International Growth Fund/VA Non-Service Class	$522,506	$810
Oppenheimer International Growth Fund/VA Service Class	1,259,712	4,744
Oppenheimer Main Street Small Cap Fund/VA Non-Service Class	861,083	28,573
PIMCO VIT All Asset All Authority Advisor Class	821,896	4,009
PIMCO VIT All Asset All Authority Institutional Class	103,183	20
PIMCO VIT CommodityRealReturn Strategy Advisor Class	3,721,071	2,067,291
PIMCO VIT CommodityRealReturn Strategy Institutional Class	4,812	—
PIMCO VIT Emerging Markets Bond Advisor Class	1,180,072	285,644
PIMCO VIT Unconstrained Bond Advisor Class	662,672	103,858
Putnam VT Absolute Return 500 Class IB	911,203	111,407
Putnam VT Global Health Care Class IB	4,823,596	2,958,616
Putnam VT Growth & Income Class IB	92,626	253,954
SIPT VP Market Growth Strategy Class III	388,421	122,659
SIPT VP Market Plus Strategy Class III	1,134,238	1,729
Templeton Foreign VIP Class 1	21,914	19
Templeton Foreign VIP Class 4	802,648	44,420
Templeton Global Bond VIP Class 1	918,101	45,490
Templeton Global Bond VIP Class 2	37,936,322	76,858,314
Templeton Global Bond VIP Class 4	4,030,637	40,971
Templeton Growth VIP Class 2	3,961,622	12,444,778
Transparent Value Directional Allocation VI Class I	86,602	49,106
Transparent Value Directional Allocation VI Class II	11,499,479	157,225
UIF Global Infrastructure Class I	50,341	42
UIF Global Infrastructure Class II	1,965,411	362,325
Van Eck VIP Global Hard Assets Class S	844,487	94,916
Van Eck VIP Global Hard Assets Initial Class	213,926	68
Virtus VIT Multi-Sector Fixed Income Class A	1,507,739	104,881
Virtus VIT Premium AlphaSector Class A	2,892,124	23,213
Virtus VIT Premium AlphaSector Class I	154,874	64

5. Investments

The following is a summary of investments owned at December 31, 2014:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class B	1,356,450	$21.15	$28,688,922	$23,815,549
ABVPSF International Value Class B	380	13.41	5,099	5,240
ABVPSF Large Cap Growth Class B	220,227	47.38	10,434,348	5,913,670
ABVPSF Small/Mid Cap Value Class A	2,634	21.95	57,826	58,681
ABVPSF Small/Mid Cap Value Class B	8,922,024	21.79	194,410,891	160,487,219
Alps|Alerian Energy Infrastructure Class I	9,230	11.91	109,931	113,685
Alps|Alerian Energy Infrastructure Class III	161,465	11.90	1,921,430	1,969,522
Alps|Stadion Tactical Defensive Class I	3,571	10.65	38,026	38,526
Alps|Stadion Tactical Defensive Class III	72,024	10.62	764,897	747,191
American Funds Asset Allocation Class 1	48,736	22.23	1,083,393	1,052,464
American Funds Asset Allocation Class 4	227,806	22.11	5,036,789	5,019,976
American Funds Blue Chip Income and Growth Class 1	158,535	14.69	2,328,872	2,047,034
American Funds Blue Chip Income and Growth Class 4	201,592	14.63	2,949,296	2,962,578
American Funds Bond Class 1	183,097	11.08	2,028,719	2,012,378
American Funds Capital Income Builder Class 1	4,499	9.81	44,135	44,662
American Funds Capital Income Builder Class 4	333,090	9.80	3,264,285	3,323,204
American Funds Global Balanced Class 1	30,998	11.11	344,393	347,330
American Funds Global Bond Class 1	140,092	11.77	1,648,880	1,682,021
American Funds Global Growth Class 1	33,839	27.48	929,886	954,252
American Funds Global Growth Class 2	10,991,791	27.30	300,075,885	241,870,796
American Funds Global Growth Class 4	62,461	27.34	1,707,680	1,714,359
American Funds Global Growth and Income Class 1	42,374	12.78	541,544	534,653
American Funds Global Small Capitalization Class 1	24,810	26.09	647,288	645,746

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Global Small Capitalization Class 2	17,321,656	$25.64	$444,127,258	$337,426,868
American Funds Global Small Capitalization Class 4	42,646	25.92	1,105,391	1,108,077
American Funds Growth Class 1	65,010	80.15	5,210,541	4,953,445
American Funds Growth Class 2	19,823,064	79.84	1,582,673,410	1,062,798,904
American Funds Growth Class 4	92,618	79.74	7,385,336	7,244,906
American Funds Growth-Income Class 1	55,306	52.76	2,917,925	2,775,512
American Funds Growth-Income Class 2	39,530,008	52.41	2,071,767,724	1,410,686,843
American Funds Growth-Income Class 4	87,279	52.39	4,572,559	4,566,709
American Funds High-Income Bond Class 1	73,778	10.54	777,620	834,620
American Funds International Class 1	98,688	20.35	2,008,291	2,048,976
American Funds International Class 2	35,967,766	20.29	729,785,976	638,003,803
American Funds International Class 4	149,646	20.23	3,027,331	3,112,261
American Funds International Growth and Income Class 1	94,281	16.27	1,533,947	1,627,341
American Funds Managed Risk Asset Allocation Class P1	61,022	12.29	749,963	716,692
American Funds Managed Risk Asset Allocation Class P2	512,711	12.27	6,290,963	6,243,242
American Funds Managed Risk Blue Chip Income and Growth Class P1	8,652	11.70	101,231	98,259
American Funds Managed Risk Growth Class P1	6,054	11.37	68,836	68,202
American Funds Managed Risk Growth-Income Class P1	2,286	11.67	26,677	26,875
American Funds Managed Risk International Class P1	1,351	10.10	13,648	14,355
American Funds Mortgage Class 1	25,816	10.70	276,235	272,368
American Funds Mortgage Class 4	4,961	10.65	52,830	52,974
American Funds New World Class 1	78,104	20.72	1,618,309	1,842,184
American Funds New World Class 4	101,341	20.56	2,083,577	2,223,726
American Funds U.S. Government/AAA-Rated Securities Class 1	15,032	12.40	186,394	186,404
BlackRock Global Allocation V.I. Class I	88,248	16.23	1,432,261	1,543,426
BlackRock Global Allocation V.I. Class III	92,818,308	14.17	1,315,235,424	1,324,171,901
ClearBridge Variable Aggressive Growth Class I	5,397	30.08	162,354	165,267
ClearBridge Variable Aggressive Growth Class II	158,924	29.72	4,723,218	4,834,887
ClearBridge Variable Mid Cap Core Class I	137	18.73	2,559	2,676
ClearBridge Variable Mid Cap Core Class II	766,139	18.65	14,288,490	14,734,679
Delaware VIP Diversified Income Standard Class	105,500	10.84	1,143,618	1,126,399
Delaware VIP Diversified Income Service Class	156,132,107	10.77	1,681,542,794	1,658,027,087
Delaware VIP Emerging Markets Standard Class	161	19.54	3,141	3,329
Delaware VIP Emerging Markets Service Class	16,696,237	19.48	325,242,690	323,797,262
Delaware VIP High Yield Standard Class	766,644	5.67	4,346,870	4,417,353
Delaware VIP High Yield Service Class	32,408,206	5.65	183,106,365	183,167,860
Delaware VIP International Value Equity Standard Class	14,487	10.99	159,210	189,075
Delaware VIP Limited-Term Diversified Income Standard Class	125,336	9.87	1,237,069	1,239,726
Delaware VIP Limited-Term Diversified Income Service Class	138,409,009	9.80	1,356,408,287	1,373,524,153
Delaware VIP REIT Standard Class	382,371	15.50	5,926,750	4,945,344
Delaware VIP REIT Service Class	11,388,520	15.47	176,180,396	140,497,659
Delaware VIP Small Cap Value Standard Class	187,926	40.23	7,560,261	5,052,111
Delaware VIP Small Cap Value Service Class	8,879,507	40.08	355,890,656	279,159,568
Delaware VIP Smid Cap Growth Standard Class	277,019	30.20	8,365,977	6,033,466
Delaware VIP Smid Cap Growth Service Class	5,088,923	29.05	147,833,233	123,861,678
Delaware VIP U.S. Growth Service Class	26,331,143	13.53	356,260,363	244,215,846
Delaware VIP Value Standard Class	242,537	29.24	7,091,786	4,576,561
Delaware VIP Value Service Class	9,885,257	29.16	288,254,080	208,226,501
Deutsche Alternative Asset Allocation VIP Class A	61,405	13.88	852,299	840,761
Deutsche Alternative Asset Allocation VIP Class B	4,010,750	13.87	55,629,108	54,646,141
Deutsche Equity 500 Index VIP Class A	345,848	20.41	7,058,748	4,349,988
Deutsche Small Cap Index VIP Class A	252,122	17.32	4,366,755	3,206,509
Eaton Vance VT Floating-Rate Income Fund Initial Class	153,147	9.19	1,407,422	1,424,546
Eaton Vance VT Floating-Rate Income Fund Advisor Class	47,776	9.19	439,062	442,932
Fidelity VIP Contrafund Initial Class	3,386	37.36	126,514	127,974
Fidelity VIP Contrafund Service Class 2	30,785,282	36.70	1,129,819,834	777,215,074
Fidelity VIP Growth Initial Class	84,745	63.48	5,379,633	3,777,336
Fidelity VIP Growth Service Class 2	2,497,917	62.80	156,869,185	117,723,570
Fidelity VIP Mid Cap Initial Class	15,623	37.68	588,676	578,953
Fidelity VIP Mid Cap Service Class 2	15,063,702	36.84	554,946,775	465,852,480
First Trust Multi Income Allocation Class I	40,864	10.39	424,582	422,261

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
First Trust/Dow Jones Dividend & Income Allocation Class I	125,363	$12.41	$1,555,752	$1,527,125
Franklin Founding Funds Allocation VIP Class 4	856,738	7.54	6,459,806	6,537,200
Franklin Income VIP Class 2	40,043,487	16.00	640,695,802	604,107,522
Franklin Income VIP Class 4	477,340	16.31	7,785,417	7,929,512
Franklin Mutual Shares VIP Class 2	36,123,778	22.60	816,397,392	597,614,678
Franklin Mutual Shares VIP Class 4	36,146	22.72	821,229	823,391
Franklin Rising Dividends VIP Class 1	724	29.63	21,460	21,756
Franklin Rising Dividends VIP Class 4	89,502	29.19	2,612,551	2,515,294
Franklin Small Cap Value VIP Class 1	12,307	22.81	280,719	266,681
Franklin Small Cap Value VIP Class 4	32,242	22.63	729,639	723,421
Franklin Small-Mid Cap Growth VIP Class 4	26,168	24.14	631,706	616,024
Goldman Sachs VIT Large Cap Value Service Class	15,028,127	11.38	171,020,085	154,089,116
Goldman Sachs VIT Money Market Institutional Class	330,160	1.00	330,160	330,160
Goldman Sachs VIT Money Market Service Class	6,913,549	1.00	6,913,549	6,913,549
Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class	77,741	9.79	761,080	778,098
Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class	2,957	9.81	29,011	29,936
Goldman Sachs VIT Strategic Income Advisor Class	74,830	9.69	725,105	746,328
Guggenheim Long Short Equity	22,382	15.08	337,517	325,120
Guggenheim Multi-Hedge Strategies	21,172	23.81	504,115	491,028
Hartford Capital Appreciation HLS Class IA	902	54.71	49,360	52,303
Hartford Capital Appreciation HLS Class IC	28,867	54.59	1,575,831	1,596,255
Huntington VA Dividend Capture	105,863	13.13	1,389,976	1,167,525
Invesco V.I. American Franchise Series I	47,950	54.88	2,631,498	1,813,952
Invesco V.I. American Franchise Series II	21,633	53.63	1,160,188	795,842
Invesco V.I. Balanced-Risk Allocation Series I	13,302	12.30	163,615	163,040
Invesco V.I. Balanced-Risk Allocation Series II	115,858	12.17	1,409,987	1,419,937
Invesco V.I. Comstock Series II	58,891	19.08	1,123,639	1,104,896
Invesco V.I. Core Equity Series I	204,307	41.01	8,378,630	5,214,351
Invesco V.I. Core Equity Series II	57,439	40.54	2,328,554	1,486,143
Invesco V.I. Diversified Dividend Series I	867	23.21	20,112	18,951
Invesco V.I. Diversified Dividend Series II	30,432	23.11	703,275	678,701
Invesco V.I. Equally-Weighted S&P 500 Series II	74,981	19.60	1,469,634	1,482,358
Invesco V.I. Equity and Income Series II	68,744	18.86	1,296,517	1,296,025
Invesco V.I. International Growth Series I	68,425	34.87	2,385,989	1,487,611
Invesco V.I. International Growth Series II	336,166	34.42	11,570,829	11,261,382
Ivy Funds VIP Asset Strategy Class A	373,173	10.87	4,055,756	4,133,656
Ivy Funds VIP Energy Class A	135,643	6.51	882,754	1,045,897
Ivy Funds VIP High Income Class A	606,187	3.85	2,334,184	2,374,963
Ivy Funds VIP Micro Cap Growth Class A	14,981	26.73	400,419	379,532
Ivy Funds VIP Mid Cap Growth Class A	62,016	10.84	672,528	654,923
Ivy Funds VIP Science and Technology Class A	66,041	25.02	1,652,569	1,639,043
Janus Aspen Balanced Service Class	515,367	32.97	16,991,639	13,929,218
Janus Aspen Enterprise Service Class	96,783	59.26	5,735,334	3,177,134
Janus Aspen Global Research Service Class	23,560	40.77	960,561	670,745
JPMIT Intrepid Mid Cap Class 1	2,134	24.30	51,853	49,034
JPMIT Intrepid Mid Cap Class 2	65,396	24.18	1,581,280	1,516,386
LVIP American Balanced Allocation Standard Class	706,815	12.77	9,024,609	8,489,215
LVIP American Balanced Allocation Service Class	201,666	12.77	2,574,269	2,643,821
LVIP American Century VP Mid Cap Value RPM Service Class	7,393,084	11.35	83,904,107	80,671,199
LVIP American Global Growth Service Class II	5,124,640	17.62	90,280,789	72,837,639
LVIP American Global Small Capitalization Service Class II	4,322,020	15.56	67,233,349	54,611,377
LVIP American Growth Allocation Standard Class	55,053	13.30	732,094	669,628
LVIP American Growth Allocation Service Class	237,448	13.30	3,156,866	3,231,010
LVIP American Growth Service Class II	15,634,256	19.40	303,273,298	220,893,032
LVIP American Growth-Income Service Class II	12,560,135	19.92	250,210,442	177,889,863
LVIP American Income Allocation Standard Class	540	11.83	6,381	6,515
LVIP American International Service Class II	9,888,143	13.99	138,285,681	120,924,827
LVIP American Preservation Standard Class	12,941	9.89	127,961	128,520
LVIP American Preservation Service Class	15,362	9.89	151,903	152,996
LVIP AQR Enhanced Global Strategies Standard Class	1,446	10.25	14,825	14,030
LVIP AQR Enhanced Global Strategies Service Class	126,674	10.25	1,298,283	1,302,571

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Baron Growth Opportunities Standard Class	10,979	$47.82	$524,982	$504,847
LVIP Baron Growth Opportunities Service Class	3,740,809	47.03	175,945,216	131,530,779
LVIP BlackRock Emerging Markets RPM Standard Class	13,182	9.35	123,197	135,162
LVIP BlackRock Emerging Markets RPM Service Class	17,797,160	9.35	166,385,649	178,082,981
LVIP BlackRock Equity Dividend RPM Standard Class	19,748	17.81	351,621	348,784
LVIP BlackRock Equity Dividend RPM Service Class	25,819,705	17.78	459,100,176	426,683,624
LVIP BlackRock Global Allocation V.I. RPM Standard Class	27,923	10.49	292,910	297,643
LVIP BlackRock Global Allocation V.I. RPM Service Class	71,973,379	10.47	753,273,392	758,438,135
LVIP BlackRock Inflation Protected Bond Standard Class	48,386	10.35	500,792	526,494
LVIP BlackRock Inflation Protected Bond Service Class	76,287,444	10.35	789,727,615	837,399,426
LVIP BlackRock Multi-Asset Income Standard Class	14,197	9.70	137,693	141,801
LVIP BlackRock Multi-Asset Income Service Class	99,162	9.70	961,772	991,417
LVIP Capital Growth Service Class	7,631,832	41.46	316,408,116	188,625,926
LVIP Clarion Global Real Estate Standard Class	29,925	9.73	291,228	286,550
LVIP Clarion Global Real Estate Service Class	10,999,147	9.64	106,064,775	84,219,909
LVIP ClearBridge Variable Appreciation RPM Standard Class	6,271	10.50	65,850	67,167
LVIP ClearBridge Variable Appreciation RPM Service Class	5,789,101	10.50	60,797,135	59,657,266
LVIP Columbia Small-Mid Cap Growth RPM Service Class	20,044,627	12.39	248,312,842	246,657,807
LVIP Delaware Bond Standard Class	7,662,542	13.90	106,532,328	102,132,865
LVIP Delaware Bond Service Class	190,366,986	13.90	2,646,481,841	2,618,416,618
LVIP Delaware Diversified Floating Rate Standard Class	127,180	10.06	1,279,052	1,294,463
LVIP Delaware Diversified Floating Rate Service Class	74,817,426	10.06	752,438,855	759,594,024
LVIP Delaware Foundation Aggressive Allocation Standard Class	391,342	15.93	6,234,469	5,242,167
LVIP Delaware Foundation Aggressive Allocation Service Class	1,167,842	15.92	18,592,043	15,947,954
LVIP Delaware Growth and Income Service Class	959,800	44.25	42,474,974	31,571,501
LVIP Delaware Social Awareness Standard Class	202,640	46.22	9,365,809	6,213,145
LVIP Delaware Social Awareness Service Class	1,399,461	46.09	64,499,741	48,405,153
LVIP Delaware Special Opportunities Service Class	1,227,815	41.80	51,323,894	45,768,160
LVIP Dimensional Non-U.S. Equity RPM Standard Class	290,543	9.40	2,731,971	2,804,072
LVIP Dimensional Non-U.S. Equity RPM Service Class	18,234,415	9.40	171,458,204	181,543,517
LVIP Dimensional U.S. Equity RPM Standard Class	340,035	14.16	4,813,877	4,343,191
LVIP Dimensional U.S. Equity RPM Service Class	21,283,286	14.15	301,179,780	272,619,097
LVIP Dimensional/Vanguard Total Bond Standard Class	469,268	10.52	4,935,763	4,948,697
LVIP Dimensional/Vanguard Total Bond Service Class	32,122,967	10.52	337,901,495	337,951,125
LVIP Franklin Mutual Shares RPM Standard Class	1,917	10.32	19,769	20,470
LVIP Franklin Mutual Shares RPM Service Class	8,523,762	10.32	87,931,171	89,269,375
LVIP Franklin Templeton Multi-Asset Opportunities Service Class	59,533	9.94	591,642	597,779
LVIP Global Income Service Class	50,820,238	11.54	586,465,556	587,241,212
LVIP Goldman Sachs Income Builder Standard Class	2,039	9.82	20,030	20,657
LVIP Goldman Sachs Income Builder Service Class	60,013	9.82	589,564	604,574
LVIP Invesco Diversified Equity Income RPM Service Class	2,926,012	10.34	30,263,739	30,218,707
LVIP Invesco V.I. Comstock RPM Standard Class	7,636	10.38	79,232	80,352
LVIP Invesco V.I. Comstock RPM Service Class	6,644,149	10.38	68,946,340	68,534,069
LVIP JPMorgan High Yield Service Class	13,105,864	11.08	145,212,975	147,918,754
LVIP JPMorgan Mid Cap Value RPM Standard Class	5,125	15.62	80,065	77,743
LVIP JPMorgan Mid Cap Value RPM Service Class	19,697,330	15.51	305,584,371	269,938,093
LVIP Managed Risk American Balanced Allocation Standard Class	49,234	11.22	552,558	539,057
LVIP Managed Risk American Balanced Allocation Service Class	345,840	11.22	3,880,676	3,930,439
LVIP Managed Risk American Growth Allocation Standard Class	74,325	11.57	860,237	860,882
LVIP Managed Risk American Growth Allocation Service Class	1,651,066	11.57	19,106,135	19,417,344
LVIP Managed Risk Profile 2010 Service Class	452,437	12.44	5,629,675	4,608,497
LVIP Managed Risk Profile 2020 Service Class	1,194,236	12.11	14,458,615	11,483,483
LVIP Managed Risk Profile 2030 Service Class	607,717	12.17	7,397,136	5,822,535
LVIP Managed Risk Profile 2040 Service Class	516,444	11.63	6,008,306	4,414,473
LVIP Managed Risk Profile Conservative Standard Class	2,396	13.94	33,411	34,450
LVIP Managed Risk Profile Conservative Service Class	88,326,956	13.94	1,231,189,434	1,144,405,525
LVIP Managed Risk Profile Growth Standard Class	301,901	13.47	4,067,813	3,894,542
LVIP Managed Risk Profile Growth Service Class	612,408,008	13.48	8,252,197,912	7,729,580,967
LVIP Managed Risk Profile Moderate Standard Class	41,348	14.11	583,382	599,945
LVIP Managed Risk Profile Moderate Service Class	463,761,673	14.11	6,542,285,916	6,021,026,331
LVIP MFS International Growth Standard Class	172	13.69	2,350	2,378

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP MFS International Growth Service Class	11,104,224	$13.71	$152,250,020	$137,919,608
LVIP MFS International Growth RPM Service Class	9,328,682	9.39	87,605,652	92,844,622
LVIP MFS Value Standard Class	183	37.27	6,835	6,926
LVIP MFS Value Service Class	23,612,208	37.26	879,838,085	567,185,550
LVIP Mid-Cap Value Service Class	5,999,654	22.84	137,050,112	113,351,007
LVIP Mondrian International Value Standard Class	906,515	16.94	15,358,180	14,905,673
LVIP Mondrian International Value Service Class	17,812,808	16.93	301,642,085	300,929,823
LVIP Money Market Standard Class	3,283,261	10.00	32,832,620	32,832,619
LVIP Money Market Service Class	26,220,547	10.00	262,205,485	262,205,485
LVIP Multi-Manager Global Equity RPM Service Class	513,844	9.83	5,051,085	5,211,384
LVIP PIMCO Low Duration Bond Standard Class	8,461	9.94	84,093	84,998
LVIP PIMCO Low Duration Bond Service Class	5,233,895	9.94	52,030,155	52,472,433
LVIP SSgA Bond Index Standard Class	37,038	11.43	423,156	422,849
LVIP SSgA Bond Index Service Class	85,950,012	11.43	982,150,781	946,702,745
LVIP SSgA Conservative Index Allocation Service Class	4,977,687	12.26	61,016,492	57,207,845
LVIP SSgA Conservative Structured Allocation Standard Class	13,992	11.88	166,187	169,313
LVIP SSgA Conservative Structured Allocation Service Class	16,001,112	11.88	190,013,205	176,707,694
LVIP SSgA Developed International 150 Standard Class	27,910	9.08	253,342	278,095
LVIP SSgA Developed International 150 Service Class	16,031,814	9.08	145,568,871	127,291,119
LVIP SSgA Emerging Markets 100 Standard Class	49,793	9.29	462,473	497,125
LVIP SSgA Emerging Markets 100 Service Class	18,293,785	9.29	169,930,966	188,266,924
LVIP SSgA Global Tactical Allocation RPM Standard Class	18,587	11.98	222,658	222,940
LVIP SSgA Global Tactical Allocation RPM Service Class	73,882,388	11.98	884,963,246	834,619,435
LVIP SSgA International Index Standard Class	43,018	8.66	372,410	385,085
LVIP SSgA International Index Service Class	31,678,790	8.66	274,338,324	246,760,281
LVIP SSgA International RPM Service Class	1,652,420	9.13	15,078,329	16,435,067
LVIP SSgA Large Cap 100 Standard Class	102,551	15.95	1,636,102	1,527,073
LVIP SSgA Large Cap 100 Service Class	20,356,211	15.94	324,559,432	213,780,051
LVIP SSgA Large Cap RPM Standard Class	121	11.68	1,417	1,272
LVIP SSgA Large Cap RPM Service Class	8,461,134	11.68	98,783,734	95,753,744
LVIP SSgA Moderate Index Allocation Service Class	14,497,937	13.16	190,734,856	169,604,906
LVIP SSgA Moderate Structured Allocation Service Class	65,676,066	12.65	830,539,527	753,411,376
LVIP SSgA Moderately Aggressive Index Allocation Service Class	12,449,206	13.36	166,333,843	145,011,942
LVIP SSgA Moderately Aggressive Structured Allocation Service Class	32,964,823	12.94	426,564,809	378,720,176
LVIP SSgA S&P 500 Index Standard Class	2,462,900	14.65	36,083,947	29,617,529
LVIP SSgA S&P 500 Index Service Class	58,511,270	14.65	857,365,640	595,638,925
LVIP SSgA Small-Cap Index Standard Class	50,533	26.99	1,363,893	1,276,541
LVIP SSgA Small-Cap Index Service Class	10,127,113	26.99	273,300,383	204,164,216
LVIP SSgA Small-Cap RPM Standard Class	7,100	11.40	80,915	81,244
LVIP SSgA Small-Cap RPM Service Class	7,822,785	11.40	89,148,460	88,334,471
LVIP SSgA Small-Mid Cap 200 Standard Class	98,562	14.91	1,469,362	1,503,324
LVIP SSgA Small-Mid Cap 200 Service Class	7,423,367	14.90	110,615,595	91,004,750
LVIP T. Rowe Price Growth Stock Standard Class	1,626	31.18	50,707	49,033
LVIP T. Rowe Price Growth Stock Service Class	5,777,510	30.74	177,623,753	121,820,696
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	123,479	22.08	2,726,304	1,884,661
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	4,355,769	21.46	93,479,153	69,597,503
LVIP Templeton Growth RPM Service Class	18,045,108	32.85	592,835,950	570,248,700
LVIP UBS Large Cap Growth RPM Standard Class	72,348	31.14	2,252,620	1,505,281
LVIP UBS Large Cap Growth RPM Service Class	7,643,868	30.68	234,475,663	199,401,002
LVIP Vanguard Domestic Equity ETF Standard Class	30,604	14.75	451,352	357,427
LVIP Vanguard Domestic Equity ETF Service Class	6,714,319	14.74	98,989,207	79,150,165
LVIP Vanguard International Equity ETF Standard Class	40,099	9.60	384,747	397,246
LVIP Vanguard International Equity ETF Service Class	5,735,911	9.59	55,018,857	54,443,425
LVIP VIP Contrafund RPM Standard Class	36,838	11.84	436,128	432,716
LVIP VIP Contrafund RPM Service Class	22,838,727	11.84	270,364,850	260,842,991
LVIP VIP Mid Cap RPM Service Class	1,115,941	10.28	11,466,292	11,439,000
Lord Abbett Series Fund Bond Debenture Class VC	131,640	11.89	1,565,199	1,658,776
Lord Abbett Series Fund Developing Growth Class VC	32,563	24.46	796,485	757,220
Lord Abbett Series Fund Fundamental Equity Class VC	886,441	18.61	16,496,658	15,252,343
Lord Abbett Series Fund Short Duration Income Class VC	173,443	14.72	2,553,088	2,611,172
MFS VIT Core Equity Service Class	100,398	25.92	2,602,306	1,415,849

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Growth Initial Class	82,042	$39.75	$3,261,160	$2,296,931
MFS VIT Growth Service Class	1,308,060	38.77	50,713,489	41,689,954
MFS VIT Total Return Initial Class	373,621	24.31	9,082,721	7,059,126
MFS VIT Total Return Service Class	550	23.95	13,180	13,226
MFS VIT Utilities Initial Class	314,620	33.96	10,684,498	7,477,679
MFS VIT Utilities Service Class	6,971,372	33.48	233,401,545	191,095,481
MFS VIT II International Value Initial Class	1,697	21.73	36,885	37,393
MFS VIT II International Value Service Class	81,195	21.44	1,740,823	1,770,021
Morgan Stanley UIF Capital Growth Class II	58,184	29.97	1,743,781	1,213,171
NB AMT Mid Cap Intrinsic Value I Class	2,104,822	17.87	37,613,173	28,896,445
Oppenheimer Global Fund/VA Service Class	218,060	39.11	8,528,329	6,528,903
Oppenheimer International Growth Fund/VA Non-Service Class	228,352	2.31	527,493	521,744
Oppenheimer International Growth Fund/VA Service Class	502,098	2.40	1,205,035	1,254,576
Oppenheimer Main Street Small Cap Fund/VA Non-Service Class	33,057	26.26	868,067	834,356
PIMCO VIT All Asset All Authority Advisor Class	82,603	9.01	744,251	817,708
PIMCO VIT All Asset All Authority Institutional Class	10,728	9.02	96,767	103,162
PIMCO VIT CommodityRealReturn Strategy Advisor Class	2,293,364	4.91	11,260,416	16,442,354
PIMCO VIT CommodityRealReturn Strategy Institutional Class	852	4.84	4,126	4,812
PIMCO VIT Emerging Markets Bond Advisor Class	65,682	12.69	833,499	889,495
PIMCO VIT Unconstrained Bond Advisor Class	53,415	10.45	558,189	559,029
Putnam VT Absolute Return 500 Class IB	76,700	10.67	818,391	800,629
Putnam VT Global Health Care Class IB	330,216	20.17	6,660,456	5,221,937
Putnam VT Growth & Income Class IB	66,576	26.12	1,738,970	1,328,964
SIPT VP Market Growth Strategy Class III	24,958	10.41	259,810	263,836
SIPT VP Market Plus Strategy Class III	104,495	10.60	1,107,644	1,132,510
Templeton Foreign VIP Class 1	1,307	15.34	20,057	21,894
Templeton Foreign VIP Class 4	46,664	15.16	707,428	757,889
Templeton Global Bond VIP Class 1	46,574	18.56	864,411	872,560
Templeton Global Bond VIP Class 2	25,959,963	17.99	467,019,732	456,461,899
Templeton Global Bond VIP Class 4	214,664	18.38	3,945,526	3,989,396
Templeton Growth VIP Class 2	2,701,111	14.61	39,463,230	34,713,101
Transparent Value Directional Allocation VI Class I	3,448	10.15	34,995	35,831
Transparent Value Directional Allocation VI Class II	1,091,513	10.15	11,078,860	11,338,073
UIF Global Infrastructure Class I	5,316	9.31	49,490	50,298
UIF Global Infrastructure Class II	173,274	9.27	1,606,254	1,596,898
Van Eck VIP Global Hard Assets Class S	25,034	24.64	616,827	748,521
Van Eck VIP Global Hard Assets Initial Class	7,300	25.37	185,201	213,843
Virtus VIT Multi-Sector Fixed Income Class A	145,059	9.25	1,341,796	1,402,066
Virtus VIT Premium AlphaSector Class A	209,650	12.55	2,631,105	2,868,413
Virtus VIT Premium AlphaSector Class I	11,345	12.56	142,491	154,810

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class B	474,490	(797,739)	(323,249)
ABVPSF Growth and Income Class B	7,348	(7,348)	—
ABVPSF International Value Class B	1,643	(980)	663
ABVPSF Large Cap Growth Class B	66,854	(127,981)	(61,127)
ABVPSF Small/Mid Cap Value Class A	5,516	—	5,516
ABVPSF Small/Mid Cap Value Class B	468,732	(1,317,205)	(848,473)
Alps|Alerian Energy Infrastructure Class I	11,325	—	11,325
Alps|Alerian Energy Infrastructure Class III	202,489	(15,289)	187,200
Alps|Stadion Tactical Defensive Class I	7,749	—	7,749
Alps|Stadion Tactical Defensive Class III	74,590	(1,754)	72,836
American Century VP Inflation Protection Class II	16,429	(16,429)	—
American Funds Asset Allocation Class 1	39,266	(2,001)	37,265
American Funds Asset Allocation Class 4	491,561	(2,999)	488,562

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Blue Chip Income and Growth Class 1	108,183	(9,311)	98,872
American Funds Blue Chip Income and Growth Class 4	282,711	(12,279)	270,432
American Funds Bond Class 1	111,823	(5,750)	106,073
American Funds Capital Income Builder Class 1	15,406	(3,621)	11,785
American Funds Capital Income Builder Class 4	351,193	(20,089)	331,104
American Funds Global Balanced Class 1	18,816	(10,363)	8,453
American Funds Global Bond Class 1	56,766	(4,456)	52,310
American Funds Global Growth Class 1	47,371	(3,877)	43,494
American Funds Global Growth Class 2	544,079	(2,013,039)	(1,468,960)
American Funds Global Growth Class 4	166,527	(355)	166,172
American Funds Global Growth and Income Class 1	37,910	(11,293)	26,617
American Funds Global Small Capitalization Class 1	30,138	(860)	29,278
American Funds Global Small Capitalization Class 2	1,069,121	(2,126,416)	(1,057,295)
American Funds Global Small Capitalization Class 4	109,832	(178)	109,654
American Funds Growth Class 1	181,022	(11,617)	169,405
American Funds Growth Class 2	251,359	(12,159,385)	(11,908,026)
American Funds Growth Class 4	697,590	(8,360)	689,230
American Funds Growth-Income Class 1	97,798	(4,116)	93,682
American Funds Growth-Income Class 2	510,881	(15,566,457)	(15,055,576)
American Funds Growth-Income Class 4	446,563	(17,270)	429,293
American Funds High-Income Bond Class 1	39,252	(2,167)	37,085
American Funds International Class 1	127,261	(5,704)	121,557
American Funds International Class 2	2,599,939	(2,836,136)	(236,197)
American Funds International Class 4	318,756	(535)	318,221
American Funds International Growth and Income Class 1	74,194	(10,113)	64,081
American Funds Managed Risk Asset Allocation Class P1	28,911	(419)	28,492
American Funds Managed Risk Asset Allocation Class P2	512,715	(1,153)	511,562
American Funds Managed Risk Blue Chip Income and Growth Class P1	7,607	(80)	7,527
American Funds Managed Risk Growth Class P1	2,007	(472)	1,535
American Funds Managed Risk Growth-Income Class P1	1,769	(20)	1,749
American Funds Managed Risk International Class P1	1,359	—	1,359
American Funds Mortgage Class 1	7,265	(12,101)	(4,836)
American Funds Mortgage Class 4	5,251	(38)	5,213
American Funds New World Class 1	109,653	(6,132)	103,521
American Funds New World Class 4	241,004	(11,343)	229,661
American Funds U.S. Government/AAA-Rated Securities Class 1	14,491	(23,587)	(9,096)
BlackRock Global Allocation V.I. Class I	33,995	(699)	33,296
BlackRock Global Allocation V.I. Class III	1,759,856	(7,585,561)	(5,825,705)
ClearBridge Variable Aggressive Growth Class I	17,600	—	17,600
ClearBridge Variable Aggressive Growth Class II	423,885	—	423,885
ClearBridge Variable Mid Cap Core Class I	241	—	241
ClearBridge Variable Mid Cap Core Class II	1,373,339	(16,163)	1,357,176
Delaware VIP Diversified Income Standard Class	43,519	(2,035)	41,484
Delaware VIP Diversified Income Service Class	16,422,143	(2,531,181)	13,890,962
Delaware VIP Emerging Markets Standard Class	347	—	347
Delaware VIP Emerging Markets Service Class	1,937,786	(2,173,212)	(235,426)
Delaware VIP High Yield Standard Class	130,813	(166,820)	(36,007)
Delaware VIP High Yield Service Class	438,578	(2,255,774)	(1,817,196)
Delaware VIP International Value Equity Standard Class	2,343	(4,333)	(1,990)
Delaware VIP Limited-Term Diversified Income Standard Class	38,623	(9,181)	29,442
Delaware VIP Limited-Term Diversified Income Service Class	13,131,879	(7,649,914)	5,481,965
Delaware VIP REIT Standard Class	39,533	(24,477)	15,056
Delaware VIP REIT Service Class	896,393	(899,458)	(3,065)
Delaware VIP Small Cap Value Standard Class	6,302	(25,243)	(18,941)
Delaware VIP Small Cap Value Service Class	630,477	(1,839,496)	(1,209,019)
Delaware VIP Smid Cap Growth Standard Class	7,055	(39,890)	(32,835)
Delaware VIP Smid Cap Growth Service Class	357,826	(1,371,951)	(1,014,125)
Delaware VIP U.S. Growth Service Class	849,707	(1,731,581)	(881,874)
Delaware VIP Value Standard Class	29,079	(78,637)	(49,558)
Delaware VIP Value Service Class	2,117,044	(1,735,210)	381,834
Deutsche Alternative Asset Allocation VIP Class A	16,609	(2,011)	14,598
Deutsche Alternative Asset Allocation VIP Class B	568,926	(433,917)	135,009

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Deutsche Equity 500 Index VIP Class A	1,599	(141,204)	(139,605)
Deutsche Equity 500 Index VIP Class B	2,297	(2,297)	—
Deutsche Small Cap Index VIP Class A	12,674	(52,368)	(39,694)
Eaton Vance VT Floating-Rate Income Fund Initial Class	144,266	(2,123)	142,143
Eaton Vance VT Floating-Rate Income Fund Advisor Class	47,635	(3,575)	44,060
Fidelity VIP Contrafund Initial Class	11,600	(20)	11,580
Fidelity VIP Contrafund Service Class 2	676,638	(6,257,027)	(5,580,389)
Fidelity VIP Equity-Income Service Class 2	2,352	(2,352)	—
Fidelity VIP Growth Initial Class	42,958	(75,495)	(32,537)
Fidelity VIP Growth Service Class 2	3,065,726	(4,167,178)	(1,101,452)
Fidelity VIP Mid Cap Initial Class	56,042	(94)	55,948
Fidelity VIP Mid Cap Service Class 2	1,111,185	(2,931,305)	(1,820,120)
Fidelity VIP Overseas Service Class 2	19	(19)	—
First Trust Multi Income Allocation Class I	45,237	(4,124)	41,113
First Trust/Dow Jones Dividend & Income Allocation Class I	157,362	(10,496)	146,866
Franklin Founding Funds Allocation VIP Class 4	674,529	(9,747)	664,782
Franklin Income VIP Class 1	40,104	(40,104)	—
Franklin Income VIP Class 2	2,913,982	(3,994,459)	(1,080,477)
Franklin Income VIP Class 4	843,072	(43,650)	799,422
Franklin Mutual Shares VIP Class 2	1,730,708	(5,617,433)	(3,886,725)
Franklin Mutual Shares VIP Class 4	91,752	(10,879)	80,873
Franklin Rising Dividends VIP Class 1	8,072	—	8,072
Franklin Rising Dividends VIP Class 4	248,611	(775)	247,836
Franklin Small Cap Value VIP Class 1	28,306	—	28,306
Franklin Small Cap Value VIP Class 4	74,802	(682)	74,120
Franklin Small-Mid Cap Growth VIP Class 2	1,382	(1,390)	(8)
Franklin Small-Mid Cap Growth VIP Class 4	60,799	(1,793)	59,006
Goldman Sachs VIT Large Cap Value Service Class	12,022	(1,350,405)	(1,338,383)
Goldman Sachs VIT Money Market Institutional Class	60,940	(27,844)	33,096
Goldman Sachs VIT Money Market Service Class	1,595,209	(898,716)	696,493
Goldman Sachs VIT Multi-Strategy Alternatives Advisor Class	78,176	(130)	78,046
Goldman Sachs VIT Multi-Strategy Alternatives Institutional Class	3,009	(58)	2,951
Goldman Sachs VIT Strategic Income Advisor Class	130,812	(56,898)	73,914
Guggenheim Long Short Equity	32,283	(156)	32,127
Guggenheim Multi-Hedge Strategies	56,394	(7,775)	48,619
Hartford Capital Appreciation HLS Class IA	4,695	—	4,695
Hartford Capital Appreciation HLS Class IC	151,405	(195)	151,210
Huntington VA Balanced	5,383	(260,487)	(255,104)
Huntington VA Dividend Capture	7,245	(11,296)	(4,051)
Invesco V.I. American Franchise Series I	12,574	(54,033)	(41,459)
Invesco V.I. American Franchise Series II	121	(19,523)	(19,402)
Invesco V.I. Balanced-Risk Allocation Series I	16,012	(29)	15,983
Invesco V.I. Balanced-Risk Allocation Series II	203,936	(65,246)	138,690
Invesco V.I. Comstock Series II	109,745	(2,999)	106,746
Invesco V.I. Core Equity Series I	3,679	(92,472)	(88,793)
Invesco V.I. Core Equity Series II	3,591	(22,186)	(18,595)
Invesco V.I. Diversified Dividend Series I	2,013	(122)	1,891
Invesco V.I. Diversified Dividend Series II	67,160	(587)	66,573
Invesco V.I. Equally-Weighted S&P 500 Series II	140,342	(3,382)	136,960
Invesco V.I. Equity and Income Series II	124,092	(609)	123,483
Invesco V.I. International Growth Series I	26,399	(40,088)	(13,689)
Invesco V.I. International Growth Series II	519,437	(19,189)	500,248
Ivy Funds VIP Asset Strategy Class A	508,836	(85,175)	423,661
Ivy Funds VIP Energy Class A	116,164	(7,315)	108,849
Ivy Funds VIP High Income Class A	252,733	(12,934)	239,799
Ivy Funds VIP Micro Cap Growth Class A	38,670	(928)	37,742
Ivy Funds VIP Mid Cap Growth Class A	63,165	(115)	63,050
Ivy Funds VIP Science and Technology Class A	176,665	(3,989)	172,676
Janus Aspen Balanced Service Class	24,800	(148,482)	(123,682)
Janus Aspen Enterprise Service Class	12,879	(35,806)	(22,927)
Janus Aspen Global Research Service Class	4,481	(20,294)	(15,813)
JPMIT Intrepid Mid Cap Class 1	4,661	—	4,661

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
JPMIT Intrepid Mid Cap Class 2	146,031	(3,012)	143,019
LVIP American Balanced Allocation Standard Class	47,827	(24,865)	22,962
LVIP American Balanced Allocation Service Class	272,556	(14,577)	257,979
LVIP American Century VP Mid Cap Value RPM Service Class	7,649,216	(140,268)	7,508,948
LVIP American Global Growth Service Class II	1,142,966	(227,468)	915,498
LVIP American Global Small Capitalization Service Class II	544,872	(434,048)	110,824
LVIP American Growth Allocation Standard Class	6,105	(2,254)	3,851
LVIP American Growth Allocation Service Class	310,410	(105)	310,305
LVIP American Growth Service Class II	1,805,048	(832,282)	972,766
LVIP American Growth-Income Service Class II	1,384,111	(805,918)	578,193
LVIP American Income Allocation Standard Class	409	(3)	406
LVIP American International Service Class II	1,148,238	(543,421)	604,817
LVIP American Preservation Standard Class	2,755	(11,811)	(9,056)
LVIP American Preservation Service Class	32,393	(16,899)	15,494
LVIP AQR Enhanced Global Strategies Standard Class	2,879	(1,450)	1,429
LVIP AQR Enhanced Global Strategies Service Class	130,116	(4,157)	125,959
LVIP Baron Growth Opportunities Standard Class	48,869	(45)	48,824
LVIP Baron Growth Opportunities Service Class	793,973	(1,558,964)	(764,991)
LVIP BlackRock Emerging Markets RPM Standard Class	7,823	(984)	6,839
LVIP BlackRock Emerging Markets RPM Service Class	9,184,530	(363,085)	8,821,445
LVIP BlackRock Equity Dividend RPM Standard Class	12,808	(302)	12,506
LVIP BlackRock Equity Dividend RPM Service Class	12,277,302	(743,698)	11,533,604
LVIP BlackRock Global Allocation V.I. RPM Standard Class	22,609	(21,034)	1,575
LVIP BlackRock Global Allocation V.I. RPM Service Class	44,919,434	(720,254)	44,199,180
LVIP BlackRock Inflation Protected Bond Standard Class	13,078	(10,168)	2,910
LVIP BlackRock Inflation Protected Bond Service Class	6,866,893	(4,306,394)	2,560,499
LVIP BlackRock Multi-Asset Income Standard Class	21,018	—	21,018
LVIP BlackRock Multi-Asset Income Service Class	123,857	(25,957)	97,900
LVIP Capital Growth Service Class	549,249	(3,023,102)	(2,473,853)
LVIP Clarion Global Real Estate Standard Class	27,800	—	27,800
LVIP Clarion Global Real Estate Service Class	847,040	(1,627,347)	(780,307)
LVIP ClearBridge Variable Appreciation RPM Standard Class	6,271	(12)	6,259
LVIP ClearBridge Variable Appreciation RPM Service Class	5,898,561	(20,110)	5,878,451
LVIP Columbia Small-Mid Cap Growth RPM Service Class	10,879,712	(1,803,344)	9,076,368
LVIP Delaware Bond Standard Class	103,393	(1,195,219)	(1,091,826)
LVIP Delaware Bond Service Class	13,229,549	(5,447,174)	7,782,375
LVIP Delaware Diversified Floating Rate Standard Class	37,893	(9,088)	28,805
LVIP Delaware Diversified Floating Rate Service Class	17,996,831	(8,872,677)	9,124,154
LVIP Delaware Foundation Aggressive Allocation Standard Class	14,193	(116,615)	(102,422)
LVIP Delaware Foundation Aggressive Allocation Service Class	209,082	(428,590)	(219,508)
LVIP Delaware Growth and Income Service Class	128,706	(608,879)	(480,173)
LVIP Delaware Social Awareness Standard Class	14,429	(85,400)	(70,971)
LVIP Delaware Social Awareness Service Class	348,344	(554,924)	(206,580)
LVIP Delaware Special Opportunities Service Class	466,910	(635,339)	(168,429)
LVIP Dimensional Non-U.S. Equity RPM Standard Class	115,863	(3,780)	112,083
LVIP Dimensional Non-U.S. Equity RPM Service Class	9,000,534	(589,332)	8,411,202
LVIP Dimensional U.S. Equity RPM Standard Class	179,825	(9,657)	170,168
LVIP Dimensional U.S. Equity RPM Service Class	10,010,146	(770,473)	9,239,673
LVIP Dimensional/Vanguard Total Bond Standard Class	263,626	(25,324)	238,302
LVIP Dimensional/Vanguard Total Bond Service Class	11,496,614	(349,166)	11,147,448
LVIP Franklin Mutual Shares RPM Standard Class	1,900	—	1,900
LVIP Franklin Mutual Shares RPM Service Class	9,183,737	(600,127)	8,583,610
LVIP Franklin Templeton Multi-Asset Opportunities Service Class	59,451	(171)	59,280
LVIP Global Income Service Class	7,639,157	(711,274)	6,927,883
LVIP Goldman Sachs Income Builder Standard Class	2,001	(3)	1,998
LVIP Goldman Sachs Income Builder Service Class	65,671	(6,435)	59,236
LVIP Invesco Diversified Equity Income RPM Service Class	2,972,591	(9,868)	2,962,723
LVIP Invesco V.I. Comstock RPM Standard Class	7,663	(18)	7,645
LVIP Invesco V.I. Comstock RPM Service Class	6,946,071	(219,470)	6,726,601
LVIP JPMorgan High Yield Service Class	4,057,535	(3,899,248)	158,287
LVIP JPMorgan Mid Cap Value RPM Standard Class	4,106	(621)	3,485
LVIP JPMorgan Mid Cap Value RPM Service Class	9,145,740	(847,759)	8,297,981

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk American Balanced Allocation Standard Class	3,974	(15,187)	(11,213)
LVIP Managed Risk American Balanced Allocation Service Class	396,066	(9,413)	386,653
LVIP Managed Risk American Growth Allocation Standard Class	41,982	(10,517)	31,465
LVIP Managed Risk American Growth Allocation Service Class	1,935,895	(7,397)	1,928,498
LVIP Managed Risk Profile 2010 Service Class	102,680	(186,674)	(83,994)
LVIP Managed Risk Profile 2020 Service Class	46,322	(292,932)	(246,610)
LVIP Managed Risk Profile 2030 Service Class	15,641	(238,255)	(222,614)
LVIP Managed Risk Profile 2040 Service Class	27,832	(44,454)	(16,622)
LVIP Managed Risk Profile Conservative Standard Class	2,030	(18)	2,012
LVIP Managed Risk Profile Conservative Service Class	10,257,256	(3,865,202)	6,392,054
LVIP Managed Risk Profile Growth Standard Class	31,456	(13,385)	18,071
LVIP Managed Risk Profile Growth Service Class	149,926,052	(425,592)	149,500,460
LVIP Managed Risk Profile Moderate Standard Class	40,587	(7,215)	33,372
LVIP Managed Risk Profile Moderate Service Class	90,279,050	(2,314,552)	87,964,498
LVIP MFS International Growth Standard Class	1,030	—	1,030
LVIP MFS International Growth Service Class	1,780,864	(939,699)	841,165
LVIP MFS International Growth RPM Service Class	6,312,722	(187,210)	6,125,512
LVIP MFS Value Standard Class	635	—	635
LVIP MFS Value Service Class	1,543,550	(4,916,071)	(3,372,521)
LVIP Mid-Cap Value Service Class	5,463,951	(780,640)	4,683,311
LVIP Mondrian International Value Standard Class	40,860	(117,143)	(76,283)
LVIP Mondrian International Value Service Class	1,548,326	(2,190,090)	(641,764)
LVIP Money Market Standard Class	1,582,114	(2,223,918)	(641,804)
LVIP Money Market Service Class	22,074,582	(23,363,566)	(1,288,984)
LVIP Multi-Manager Global Equity RPM Service Class	520,062	(3,672)	516,390
LVIP PIMCO Low Duration Bond Standard Class	11,734	(3,300)	8,434
LVIP PIMCO Low Duration Bond Service Class	5,742,463	(341,191)	5,401,272
LVIP SSgA Bond Index Standard Class	24,673	(2,115)	22,558
LVIP SSgA Bond Index Service Class	2,866,684	(6,831,427)	(3,964,743)
LVIP SSgA Conservative Index Allocation Service Class	901,592	(723,133)	178,459
LVIP SSgA Conservative Structured Allocation Standard Class	16,276	—	16,276
LVIP SSgA Conservative Structured Allocation Service Class	1,148,626	(1,702,834)	(554,208)
LVIP SSgA Developed International 150 Standard Class	17,665	(593)	17,072
LVIP SSgA Developed International 150 Service Class	1,114,027	(1,296,066)	(182,039)
LVIP SSgA Emerging Markets 100 Standard Class	15,639	(2,892)	12,747
LVIP SSgA Emerging Markets 100 Service Class	1,611,978	(1,515,097)	96,881
LVIP SSgA Global Tactical Allocation RPM Standard Class	8,341	(7,619)	722
LVIP SSgA Global Tactical Allocation RPM Service Class	13,368,991	(2,300,438)	11,068,553
LVIP SSgA International Index Standard Class	21,897	(271)	21,626
LVIP SSgA International Index Service Class	2,102,967	(2,510,282)	(407,315)
LVIP SSgA International RPM Service Class	1,701,471	(54,460)	1,647,011
LVIP SSgA Large Cap 100 Standard Class	37,113	(6,849)	30,264
LVIP SSgA Large Cap 100 Service Class	903,596	(2,958,611)	(2,055,015)
LVIP SSgA Large Cap RPM Standard Class	1,396	(1,403)	(7)
LVIP SSgA Large Cap RPM Service Class	6,597,257	(282,829)	6,314,428
LVIP SSgA Moderate Index Allocation Service Class	1,810,212	(897,613)	912,599
LVIP SSgA Moderate Structured Allocation Service Class	1,822,778	(6,633,754)	(4,810,976)
LVIP SSgA Moderately Aggressive Index Allocation Service Class	1,118,343	(972,872)	145,471
LVIP SSgA Moderately Aggressive Structured Allocation Service Class	2,834,392	(2,168,681)	665,711
LVIP SSgA S&P 500 Index Standard Class	77,451	(343,515)	(266,064)
LVIP SSgA S&P 500 Index Service Class	3,035,711	(7,849,398)	(4,813,687)
LVIP SSgA Small-Cap Index Standard Class	42,646	(4,533)	38,113
LVIP SSgA Small-Cap Index Service Class	1,014,664	(3,439,351)	(2,424,687)
LVIP SSgA Small-Cap RPM Standard Class	4,052	(244)	3,808
LVIP SSgA Small-Cap RPM Service Class	5,997,893	(158,246)	5,839,647
LVIP SSgA Small-Mid Cap 200 Standard Class	40,400	(3,582)	36,818
LVIP SSgA Small-Mid Cap 200 Service Class	384,395	(523,756)	(139,361)
LVIP T. Rowe Price Growth Stock Standard Class	4,568	—	4,568
LVIP T. Rowe Price Growth Stock Service Class	1,649,765	(3,260,802)	(1,611,037)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	34,121	(42,516)	(8,395)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	526,477	(599,770)	(73,293)
LVIP Templeton Growth RPM Service Class	23,330,519	(744,883)	22,585,636

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP UBS Large Cap Growth RPM Standard Class	3,506	(18,969)	(15,463)
LVIP UBS Large Cap Growth RPM Service Class	5,047,127	(913,602)	4,133,525
LVIP Vanguard Domestic Equity ETF Standard Class	6,084	(2,082)	4,002
LVIP Vanguard Domestic Equity ETF Service Class	1,768,049	(1,123,202)	644,847
LVIP Vanguard International Equity ETF Standard Class	10,804	(6,494)	4,310
LVIP Vanguard International Equity ETF Service Class	1,816,701	(263,614)	1,553,087
LVIP VIP Contrafund RPM Standard Class	28,234	(1,201)	27,033
LVIP VIP Contrafund RPM Service Class	15,281,233	(413,494)	14,867,739
LVIP VIP Mid Cap RPM Service Class	1,146,435	(13,250)	1,133,185
Lord Abbett Series Fund Bond Debenture Class VC	166,711	(8,929)	157,782
Lord Abbett Series Fund Developing Growth Class VC	103,515	(22,199)	81,316
Lord Abbett Series Fund Fundamental Equity Class VC	23,582	(106,432)	(82,850)
Lord Abbett Series Fund Short Duration Income Class VC	294,960	(29,902)	265,058
MFS VIT Core Equity Service Class	2,855	(25,137)	(22,282)
MFS VIT Growth Initial Class	914	(20,571)	(19,657)
MFS VIT Growth Service Class	918,034	(409,751)	508,283
MFS VIT Total Return Initial Class	1,393	(90,472)	(89,079)
MFS VIT Total Return Service Class	3,671	(2,877)	794
MFS VIT Utilities Initial Class	9,958	(42,344)	(32,386)
MFS VIT Utilities Service Class	700,751	(961,259)	(260,508)
MFS VIT II International Value Initial Class	7,060	—	7,060
MFS VIT II International Value Service Class	180,332	(1,164)	179,168
Morgan Stanley UIF Capital Growth Class II	7,249	(17,697)	(10,448)
NB AMT Mid Cap Growth I Class	979	(979)	—
NB AMT Mid Cap Intrinsic Value I Class	74,899	(367,185)	(292,286)
Oppenheimer Global Fund/VA Service Class	19,661	(37,455)	(17,794)
Oppenheimer International Growth Fund/VA Non-Service Class	58,401	(52)	58,349
Oppenheimer International Growth Fund/VA Service Class	134,049	(308)	133,741
Oppenheimer Main Street Small Cap Fund/VA Non-Service Class	81,333	(2,690)	78,643
PIMCO VIT All Asset All Authority Advisor Class	80,522	(263)	80,259
PIMCO VIT All Asset All Authority Institutional Class	10,366	—	10,366
PIMCO VIT CommodityRealReturn Strategy Advisor Class	311,503	(169,562)	141,941
PIMCO VIT CommodityRealReturn Strategy Institutional Class	556	—	556
PIMCO VIT Emerging Markets Bond Advisor Class	115,712	(28,516)	87,196
PIMCO VIT Unconstrained Bond Advisor Class	65,977	(10,245)	55,732
Putnam VT Absolute Return 500 Class IB	90,987	(10,846)	80,141
Putnam VT Global Health Care Class IB	200,946	(135,453)	65,493
Putnam VT Growth & Income Class IB	3,934	(13,270)	(9,336)
SIPT VP Market Growth Strategy Class III	38,131	(12,279)	25,852
SIPT VP Market Plus Strategy Class III	109,472	(17)	109,455
Templeton Foreign VIP Class 1	2,307	—	2,307
Templeton Foreign VIP Class 4	86,279	(4,399)	81,880
Templeton Global Bond VIP Class 1	101,104	(4,462)	96,642
Templeton Global Bond VIP Class 2	821,071	(3,878,837)	(3,057,766)
Templeton Global Bond VIP Class 4	402,290	(3,952)	398,338
Templeton Growth VIP Class 2	195,574	(669,990)	(474,416)
Transparent Value Directional Allocation VI Class I	8,474	(4,963)	3,511
Transparent Value Directional Allocation VI Class II	1,132,647	(15,569)	1,117,078
UIF Global Infrastructure Class I	4,651	—	4,651
UIF Global Infrastructure Class II	187,109	(34,876)	152,233
Van Eck VIP Global Hard Assets Class S	91,148	(9,183)	81,965
Van Eck VIP Global Hard Assets Initial Class	25,206	—	25,206
Virtus VIT Multi-Sector Fixed Income Class A	148,471	(10,303)	138,168
Virtus VIT Premium AlphaSector Class A	269,720	(2,133)	267,587
Virtus VIT Premium AlphaSector Class I	14,402	—	14,402

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2013, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class B	1,007,770	(732,446)	275,324
ABVPSF Growth and Income Class B	136,041	(11,638,370)	(11,502,329)
ABVPSF International Value Class B	419,929	(29,232,516)	(28,812,587)
ABVPSF Large Cap Growth Class B	37,080	(182,309)	(145,229)
ABVPSF Small/Mid Cap Value Class B	1,334,821	(1,027,126)	307,695
American Century VP Inflation Protection Class II	320,698	(34,524,390)	(34,203,692)
American Funds Asset Allocation Class 1	44,765	(537)	44,228
American Funds Blue Chip Income and Growth Class 1	26,700	(8,624)	18,076
American Funds Bond Class 1	69,189	(250)	68,939
American Funds Global Balanced Class 1	33,645	(16,500)	17,145
American Funds Global Bond Class 1	86,305	(6,408)	79,897
American Funds Global Discovery Class 1	1,319	(3,861)	(2,542)
American Funds Global Growth Class 1	9,967	(482)	9,485
American Funds Global Growth Class 2	497,976	(2,692,467)	(2,194,491)
American Funds Global Growth and Income Class 1	13,375	(188)	13,187
American Funds Global Small Capitalization Class 1	9,671	(99)	9,572
American Funds Global Small Capitalization Class 2	811,549	(3,415,687)	(2,604,138)
American Funds Growth Class 1	89,609	(5,047)	84,562
American Funds Growth Class 2	576,428	(16,308,170)	(15,731,742)
American Funds Growth-Income Class 1	42,610	(581)	42,029
American Funds Growth-Income Class 2	999,286	(18,468,231)	(17,468,945)
American Funds High-Income Bond Class 1	18,770	(3,889)	14,881
American Funds International Class 1	17,638	(1,398)	16,240
American Funds International Class 2	2,638,797	(4,861,223)	(2,222,426)
American Funds International Growth and Income Class 1	70,549	(2,113)	68,436
American Funds Managed Risk Asset Allocation Class P1	31,144	(85)	31,059
American Funds Managed Risk Blue Chip Income and Growth Class P1	1,111	—	1,111
American Funds Managed Risk Growth Class P1	4,689	(52)	4,637
American Funds Managed Risk Growth-Income Class P1	558	—	558
American Funds Mortgage Class 1	17,300	(364)	16,936
American Funds New World Class 1	60,905	(1,566)	59,339
American Funds U.S. Government/AAA-Rated Securities Class 1	53,520	(32,963)	20,557
BlackRock Global Allocation V.I. Class I	58,920	(2,061)	56,859
BlackRock Global Allocation V.I. Class III	5,119,205	(6,950,769)	(1,831,564)
Delaware VIP Diversified Income Standard Class	42,589	(3,308)	39,281
Delaware VIP Diversified Income Service Class	11,452,989	(6,711,208)	4,741,781
Delaware VIP Emerging Markets Service Class	1,644,094	(2,241,909)	(597,815)
Delaware VIP High Yield Standard Class	11,612	(309,309)	(297,697)
Delaware VIP High Yield Service Class	769,931	(2,827,222)	(2,057,291)
Delaware VIP International Value Equity Standard Class	10	(2,098)	(2,088)
Delaware VIP Limited-Term Diversified Income Standard Class	85,605	(6,058)	79,547
Delaware VIP Limited-Term Diversified Income Service Class	25,626,456	(5,328,322)	20,298,134
Delaware VIP REIT Standard Class	17,647	(21,385)	(3,738)
Delaware VIP REIT Service Class	898,966	(1,378,183)	(479,217)
Delaware VIP Small Cap Value Standard Class	7,936	(42,465)	(34,529)
Delaware VIP Small Cap Value Service Class	811,684	(3,025,839)	(2,214,155)
Delaware VIP Smid Cap Growth Standard Class	14,036	(55,228)	(41,192)
Delaware VIP Smid Cap Growth Service Class	780,327	(1,372,425)	(592,098)
Delaware VIP U.S. Growth Service Class	1,023,034	(2,798,494)	(1,775,460)
Delaware VIP Value Standard Class	48,375	(56,870)	(8,495)
Delaware VIP Value Service Class	2,445,541	(2,034,354)	411,187
Deutsche Alternative Asset Allocation VIP Class A	53,028	(3,635)	49,393
Deutsche Alternative Asset Allocation VIP Class B	829,506	(472,130)	357,376
Deutsche Equity 500 Index VIP Class A	20,914	(1,054,486)	(1,033,572)
Deutsche Equity 500 Index VIP Class B	51,513	(1,796,612)	(1,745,099)
Deutsche Small Cap Index VIP Class A	5,677	(45,441)	(39,764)
Deutsche Small Cap Index VIP Class B	26,502	(742,763)	(716,261)
Fidelity VIP Contrafund Service Class 2	1,201,301	(6,594,049)	(5,392,748)
Fidelity VIP Equity-Income Initial Class	847	(418,163)	(417,316)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Equity-Income Service Class 2	8,722	(2,322,432)	(2,313,710)
Fidelity VIP Growth Initial Class	4,011	(58,876)	(54,865)
Fidelity VIP Growth Service Class 2	1,061,145	(1,740,652)	(679,507)
Fidelity VIP Mid Cap Service Class 2	1,414,942	(5,120,110)	(3,705,168)
Fidelity VIP Overseas Initial Class	1,346	(118,742)	(117,396)
Fidelity VIP Overseas Service Class 2	113,460	(5,488,971)	(5,375,511)
Franklin Income VIP Class 2	2,513,912	(4,019,263)	(1,505,351)
Franklin Mutual Shares VIP Class 2	1,915,849	(8,405,477)	(6,489,628)
Franklin Small-Mid Cap Growth VIP Class 2	94,897	(7,045,031)	(6,950,134)
Goldman Sachs VIT Large Cap Value Service Class	18,271	(1,878,584)	(1,860,313)
Huntington VA Balanced	19,585	(25,560)	(5,975)
Huntington VA Dividend Capture	19,026	(20,671)	(1,645)
Invesco V.I. American Franchise Series I	6,048	(76,138)	(70,090)
Invesco V.I. American Franchise Series II	2,006	(19,425)	(17,419)
Invesco V.I. Core Equity Series I	3,298	(113,654)	(110,356)
Invesco V.I. Core Equity Series II	4,250	(30,801)	(26,551)
Invesco V.I. International Growth Series I	4,750	(28,580)	(23,830)
Invesco V.I. International Growth Series II	9,819	(15,466)	(5,647)
Janus Aspen Balanced Service Class	70,102	(174,318)	(104,216)
Janus Aspen Enterprise Service Class	10,778	(72,298)	(61,520)
Janus Aspen Global Research Service Class	15,586	(24,091)	(8,505)
LVIP American Balanced Allocation Standard Class	690,285	(5,516)	684,769
LVIP American Global Growth Service Class II	869,379	(356,556)	512,823
LVIP American Global Small Capitalization Service Class II	595,985	(470,198)	125,787
LVIP American Growth Allocation Standard Class	23,752	(464)	23,288
LVIP American Growth Service Class II	1,694,714	(1,180,752)	513,962
LVIP American Growth-Income Service Class II	1,529,512	(1,026,135)	503,377
LVIP American Income Allocation Standard Class	116	—	116
LVIP American International Service Class II	1,051,544	(863,732)	187,812
LVIP American Preservation Standard Class	24,424	(2,462)	21,962
LVIP Baron Growth Opportunities Service Class	2,076,627	(1,132,064)	944,563
LVIP BlackRock Emerging Markets RPM Standard Class	6,581	(244)	6,337
LVIP BlackRock Emerging Markets RPM Service Class	8,568,857	(43,581)	8,525,276
LVIP BlackRock Equity Dividend RPM Standard Class	5,264	(30)	5,234
LVIP BlackRock Equity Dividend RPM Service Class	18,391,938	(93,841)	18,298,097
LVIP BlackRock Global Allocation V.I. RPM Standard Class	26,793	(34)	26,759
LVIP BlackRock Global Allocation V.I. RPM Service Class	29,999,735	—	29,999,735
LVIP BlackRock Inflation Protected Bond Standard Class	29,350	(15,038)	14,312
LVIP BlackRock Inflation Protected Bond Service Class	48,122,497	(7,810,205)	40,312,292
LVIP Capital Growth Service Class	444,069	(3,380,506)	(2,936,437)
LVIP Clarion Global Real Estate Service Class	1,963,667	(1,483,016)	480,651
LVIP Columbia Small-Mid Cap Growth RPM Service Class	10,314,090	(26,160)	10,287,930
LVIP Delaware Bond Standard Class	83,946	(1,478,138)	(1,394,192)
LVIP Delaware Bond Service Class	21,138,059	(3,970,698)	17,167,361
LVIP Delaware Diversified Floating Rate Standard Class	96,051	(3,044)	93,007
LVIP Delaware Diversified Floating Rate Service Class	48,768,651	(770,272)	47,998,379
LVIP Delaware Foundation Aggressive Allocation Standard Class	11,937	(152,777)	(140,840)
LVIP Delaware Foundation Aggressive Allocation Service Class	249,927	(452,057)	(202,130)
LVIP Delaware Growth and Income Service Class	434,195	(540,877)	(106,682)
LVIP Delaware Social Awareness Standard Class	28,339	(137,190)	(108,851)
LVIP Delaware Social Awareness Service Class	598,032	(461,591)	136,441
LVIP Delaware Special Opportunities Service Class	919,075	(844,742)	74,333
LVIP Dimensional Non-U.S. Equity RPM Standard Class	73,877	(6,223)	67,654
LVIP Dimensional Non-U.S. Equity RPM Service Class	6,094,652	(161,023)	5,933,629
LVIP Dimensional U.S. Equity RPM Standard Class	95,307	(15,477)	79,830
LVIP Dimensional U.S. Equity RPM Service Class	8,101,282	(471,981)	7,629,301
LVIP Dimensional/Vanguard Total Bond Standard Class	136,083	(7,741)	128,342
LVIP Dimensional/Vanguard Total Bond Service Class	10,335,816	(823,081)	9,512,735
LVIP Global Income Service Class	5,822,436	(1,739,417)	4,083,019
LVIP JPMorgan High Yield Service Class	4,721,265	(3,748,108)	973,157
LVIP JPMorgan Mid Cap Value RPM Service Class	12,277,786	(36,931)	12,240,855
LVIP Managed Risk American Balanced Allocation Standard Class	57,511	(298)	57,213

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk American Growth Allocation Standard Class	39,339	(237)	39,102
LVIP Managed Risk Profile 2010 Service Class	140,135	(258,986)	(118,851)
LVIP Managed Risk Profile 2020 Service Class	217,884	(260,035)	(42,151)
LVIP Managed Risk Profile 2030 Service Class	134,139	(313,562)	(179,423)
LVIP Managed Risk Profile 2040 Service Class	132,523	(158,699)	(26,176)
LVIP Managed Risk Profile Conservative Standard Class	—	(3,663)	(3,663)
LVIP Managed Risk Profile Conservative Service Class	23,921,934	(7,428,410)	16,493,524
LVIP Managed Risk Profile Growth Standard Class	227,949	(4,983)	222,966
LVIP Managed Risk Profile Growth Service Class	262,634,169	(666,215)	261,967,954
LVIP Managed Risk Profile Moderate Standard Class	3,288	(36)	3,252
LVIP Managed Risk Profile Moderate Service Class	168,818,021	(4,612,999)	164,205,022
LVIP MFS International Growth Service Class	2,085,108	(1,606,545)	478,563
LVIP MFS International Growth RPM Service Class	3,474,536	(7,106)	3,467,430
LVIP MFS Value Service Class	2,727,011	(6,621,609)	(3,894,598)
LVIP Mid-Cap Value Service Class	870,542	(1,272,187)	(401,645)
LVIP Mondrian International Value Standard Class	167,852	(171,269)	(3,417)
LVIP Mondrian International Value Service Class	17,768,572	(2,404,699)	15,363,873
LVIP Money Market Standard Class	3,742,562	(4,480,953)	(738,391)
LVIP Money Market Service Class	25,328,500	(29,705,929)	(4,377,429)
LVIP SSgA Bond Index Standard Class	12,827	(586)	12,241
LVIP SSgA Bond Index Service Class	7,981,033	(4,587,534)	3,393,499
LVIP SSgA Conservative Index Allocation Service Class	1,503,236	(1,601,823)	(98,587)
LVIP SSgA Conservative Structured Allocation Service Class	1,109,000	(2,724,646)	(1,615,646)
LVIP SSgA Developed International 150 Standard Class	2,043	(179)	1,864
LVIP SSgA Developed International 150 Service Class	656,413	(2,373,728)	(1,717,315)
LVIP SSgA Emerging Markets 100 Standard Class	12,688	(1,559)	11,129
LVIP SSgA Emerging Markets 100 Service Class	2,855,653	(2,078,008)	777,645
LVIP SSgA Global Tactical Allocation RPM Standard Class	10,231	(1,548)	8,683
LVIP SSgA Global Tactical Allocation RPM Service Class	31,018,109	(3,875,850)	27,142,259
LVIP SSgA International Index Standard Class	8,627	(619)	8,008
LVIP SSgA International Index Service Class	9,183,871	(3,810,363)	5,373,508
LVIP SSgA Large Cap 100 Standard Class	47,447	(4,198)	43,249
LVIP SSgA Large Cap 100 Service Class	621,432	(4,076,445)	(3,455,013)
LVIP SSgA Large Cap RPM Standard Class	129	—	129
LVIP SSgA Large Cap RPM Service Class	2,390,286	(5,152)	2,385,134
LVIP SSgA Moderate Index Allocation Service Class	3,205,321	(1,206,222)	1,999,099
LVIP SSgA Moderate Structured Allocation Service Class	27,242,848	(5,627,914)	21,614,934
LVIP SSgA Moderately Aggressive Index Allocation Service Class	2,825,462	(1,537,687)	1,287,775
LVIP SSgA Moderately Aggressive Structured Allocation Service Class	2,653,099	(2,601,180)	51,919
LVIP SSgA S&P 500 Index Standard Class	2,568,909	(269,286)	2,299,623
LVIP SSgA S&P 500 Index Service Class	21,721,590	(8,415,983)	13,305,607
LVIP SSgA Small-Cap Index Standard Class	25,856	(1,579)	24,277
LVIP SSgA Small-Cap Index Service Class	11,974,475	(4,084,885)	7,889,590
LVIP SSgA Small-Cap RPM Standard Class	3,565	—	3,565
LVIP SSgA Small-Cap RPM Service Class	2,443,657	(7,657)	2,436,000
LVIP SSgA Small-Mid Cap 200 Standard Class	39,583	(2,135)	37,448
LVIP SSgA Small-Mid Cap 200 Service Class	406,820	(1,074,086)	(667,266)
LVIP T. Rowe Price Growth Stock Service Class	1,566,435	(2,097,026)	(530,591)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	42,419	(56,522)	(14,103)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	600,363	(1,339,345)	(738,982)
LVIP Templeton Growth RPM Service Class	18,882,252	(208,265)	18,673,987
LVIP UBS Large Cap Growth RPM Standard Class	30,130	(48,538)	(18,408)
LVIP UBS Large Cap Growth RPM Service Class	5,520,413	(128,456)	5,391,957
LVIP Vanguard Domestic Equity ETF Standard Class	20,036	(3,185)	16,851
LVIP Vanguard Domestic Equity ETF Service Class	2,212,463	(446,285)	1,766,178
LVIP Vanguard International Equity ETF Standard Class	28,598	(2,341)	26,257
LVIP Vanguard International Equity ETF Service Class	1,426,823	(322,451)	1,104,372
LVIP VIP Contrafund RPM Standard Class	10,201	(51)	10,150
LVIP VIP Contrafund RPM Service Class	8,656,233	—	8,656,233
Lord Abbett Series Fund Fundamental Equity Class VC	27,900	(165,462)	(137,562)
MFS VIT Core Equity Service Class	26,243	(29,156)	(2,913)
MFS VIT Growth Initial Class	5,330	(21,358)	(16,028)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS VIT Growth Service Class	652,328	(295,603)	356,725
MFS VIT Total Return Initial Class	5,294	(123,952)	(118,658)
MFS VIT Total Return Service Class	100,646	(21,260,093)	(21,159,447)
MFS VIT Utilities Initial Class	8,183	(47,080)	(38,897)
MFS VIT Utilities Service Class	627,068	(1,480,390)	(853,322)
Morgan Stanley UIF Capital Growth Class II	10,666	(20,900)	(10,234)
NB AMT Mid Cap Growth I Class	34,239	(2,026,956)	(1,992,717)
NB AMT Mid Cap Intrinsic Value I Class	87,108	(440,093)	(352,985)
Oppenheimer Global Fund/VA Service Class	21,287	(58,544)	(37,257)
PIMCO VIT CommodityRealReturn Strategy Advisor Class	255,642	(207,740)	47,902
Putnam VT Global Health Care Class IB	43,002	(197,418)	(154,416)
Putnam VT Growth & Income Class IB	16,043	(14,349)	1,694
Templeton Global Bond VIP Class 2	999,132	(3,574,022)	(2,574,890)
Templeton Growth VIP Class 2	168,752	(767,269)	(598,517)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

April 8, 2015

Lincoln Life Variable Annuity Account N
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2014
Statement of Operations - Year ended December 31, 2014
Statements of Changes in Net Assets - Years ended December 31, 2014 and 2013
Notes to Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2014 and 2013
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2014, 2013 and 2012
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2014, 2013 and 2012
Consolidated Statements of Cash Flows - Years ended December 31, 2014, 2013 and 2012
Notes to Consolidated Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.
(2) Not Applicable
(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(b) Contract Specifications (30070-CP Fusion) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-174367) filed on May 20, 2011.
(c) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(d) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(e) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15, 2006.
(f) IRA Contract Amendment (28877-E) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(g) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 40937) filed on April 24, 2003.
(h) Roth IRA Endorsement (5305) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.
(i) Estate Enhancement Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.
(j) EGMDB Rider (32149 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.
(k) Guarantee of Principal Rider (32148 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.
(l) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.
(m) Variable Annuity Rider (LSSA 7/06) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on December 21, 2006.
(n) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(o) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(p) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(q) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(r) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(s) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(5) N/A
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(b) Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.
(i) Amendments to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.
(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
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(iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vi) Deutsche (fka DWS) Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vii) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(viii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) Goldman Sachs Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(x) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008
(ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(c) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(9) Opinion and Consent of Scott C. Durocher, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-174367) filed on September 1, 2011.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not applicable
(12) Not applicable
(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
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Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Douglas N. Miller**	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*	Vice President and Director
*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2015 there were 328,705 contract owners under Account N.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life &
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Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
Elizabeth M. O’Brien*	Senior Vice President and Director
Thomas P. O'Neill*	Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*	Secretary
Vacant	Vice President and Chief Financial Officer
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
SIGNATURES
(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 10th day of April, 2015.
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Lincoln Life Variable Annuity Account N (Registrant) Lincoln ChoicePlusSM Fusion
By:	/s/ Kimberly A. Genovese Kimberly A.Genovese Assistant Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Stephen R. Turer Stephen R. Turer (Signature-Officer of Depositor) Vice President, The Lincoln National Life Insurance Company (Title)
(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 10, 2015.
Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Mark E. Konen	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ Kimberly A.Genovese Kimberly A.Genovese	Pursuant to a Power of Attorney
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